1933 Act Registration No. 333-93287


                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-14AE

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933


                      [ ] Pre-Effective [X] Post-Effective
                          Amendment No. Amendment No. 1


                          EVERGREEN FIXED INCOME TRUST
                     (Evergreen Intermediate Term Bond Fund)
               [Exact Name of Registrant as Specified in Charter]

                 Area Code and Telephone Number: (617) 210-3200

                               200 Berkeley Street
                           Boston, Massachusetts 02116
                       -----------------------------------
                    (Address of Principal Executive Offices)

                             Michael H. Koonce, Esq.
                     Evergreen Investment Management Company
                               200 Berkeley Street
                           Boston, Massachusetts 02116
                    -----------------------------------------
                     (Name and Address of Agent for Service)

                        Copies of All Correspondence to:
                             Robert N. Hickey, Esq.
                            Sullivan & Worcester LLP
                          1025 Connecticut Avenue, N.W.
                             Washington, D.C. 20036



It is proposed that this filing will become effective :

[X]      immediately on filing pursuant to paragraph (b)

[ ]      on _____ pursuant to paragraph (b)
[ ]      60 days after filing pursuant to paragraph (a)(1)
[ ]      on _____ pursuant to paragraph (a)(1)
[ ]      75 days after filing pursuant to paragraph (a)(1)
[ ]      on _____ pursuant to paragraph (a)(2) of Rule 485
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                  DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND
                                 124 EAST MARCY
                           SANTA FE, NEW MEXICO 87501


January 20, 2000



Dear Shareholder :

         I am writing to inform you of a Special Shareholders' Meeting of your Davis Intermediate Investment Grade Bond Fund to be held at the Fund's offices at 124 Marcy Street, Santa Fe, New Mexico 87501 at 10:00 a.m. on March 17, 2000. You do not need to attend the meeting to participate. However, it is important that you take a few minutes to read the enclosed material and vote your shares.

         You are being asked to consider and approve an Agreement and Plan of Reorganization whereby Evergreen Intermediate Term Bond Fund would acquire all of the assets and assume the identified liabilities of your Fund. In return you will receive Class A, B, C or Y shares of Evergreen Intermediate Term Bond Fund having an aggregate net asset value equal to your Davis Intermediate Investment Grade Bond Fund Class A, B, C or Y shares. At a board meeting on December 7, 1999, your Board of Directors determined that the proposal is in the best interest of the Fund and its shareholders and recommends a vote "For" the proposal.

         I realize that this Prospectus/Proxy Statement will take time to review, but regardless of the number of shares you own, it is important that they be represented and voted. Please take the time to read the enclosed material and sign, date and mail the proxy card as soon as possible. Your prompt response will help save the expenses related to additional solicitation.

     If you have any questions regarding the enclosed proxy material, need assistance in voting your shares, please contact our proxy solicitor, D.F. King & Co., at 1-800-769-4414. For your convenience you can also fax back your completed and signed proxy ballot (both front and back sides) to us at 1-212-269-2796 or vote by telephone at the toll-free number indicated on the enclosed card containing telephone voting instructions. If you are eligible to vote your shares via the Internet, your materials include Internet voting instructions.


         Thank you for taking this matter seriously and participating in this important process.


Sincerely,
/s/Shelby M.C. Davis
-----------------------------

Shelby M.C. Davis
President
Davis Intermediate Investment Grade Bond Fund, Inc.

                  DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND
                              124 EAST MARCY STREET
                           SANTA FE, NEW MEXICO 87501


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 17, 2000

Notice is hereby given that a Special Meeting (the "Meeting") of Shareholders of Davis Intermediate Investment Grade Bond Fund (the "Fund"), a series of Davis Intermediate Investment Grade Bond Fund, Inc., will be held at the Fund's offices at 124 East Marcy Street, Santa Fe, New Mexico 87501, on March 17, 2000 at 10:00 a.m. for the following purposes:


1. To consider and act upon the Agreement and Plan of Reorganization (the "Plan") providing for the acquisition of all of the assets of the Fund by Evergreen Intermediate Term Bond Fund ("Evergreen Intermediate Fund"), a series of Evergreen Fixed Income Trust, in exchange for shares of Evergreen
Intermediate Fund and the assumption by Evergreen Intermediate Fund of the identified liabilities of the Fund. The Plan also provides for distribution of these shares of Evergreen Intermediate Fund to shareholders of the Fund in liquidation and subsequent termination of the Fund. A vote in favor of the Plan is a vote in favor of the liquidation and termination of the Fund.

2. To transact any other business which may properly come before the Meeting or any adjournment or adjournments thereof.

On behalf of the Fund, the Board of Directors has fixed the close of business on January 10, 2000 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE WITHOUT DELAY, WHICH REQUIRES NO POSTAGE, SO THAT THEIR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                           By Order of the Board of Directors


                                           Thomas Tays
                                             Secretary
                                      January 20, 2000

                                      INSTRUCTIONS FOR PROXY CARD ENDORSEMENT

Please review the following information regarding valid endorsement of your proxy card. If your endorsement, or signature, does meet these guidelines, your proxy card will be returned to you.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

     2. JOINT ACCOUNTS: Either party may sign but the name of the party signing should conform exactly to a name shown in the registration on the proxy card.

     3. MINOR'S ACCOUNTS: The custodian listed in the registration must sign the proxy card. If the minor has reached the age of majority in his or her state, please contact the customer service department.

     4. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

Please  review  the  following  example   registrations  and  the  corresponding
signature required:


REGISTRATION EXAMPLE                                         TYPE OF ACCOUNT/SIGNATURE

1. AARON M. SMITH                                            1.       "INDIVIDUAL ACCOUNT"
         124 E. MARCY STREET
         SANTA FE NM 87501-2019                                       Signature: Aaron M. Smith
2.  ANDREA E. MALONEY                                        2.       "JOINT TENANT ACCOUNT"

         MICHAEL T. MALONEY JT WROS

         124 E. MARCY STREET                                          Signature: Andrea E. Maloney
         SANTA FE, NM 87501-2019                                      Or            Michael T. Maloney

3.  ALBERT N. ANDERSON CUST                                  3.       "MINOR'S ACCOUNT"
         ASHLEY H. ANDERSON

         UNIF TRANSFER MIN ACT MD
         124 E. MARCY STREET
         MECHANICSVILLE MD 20659-3478                                 Signature:  Albert N. Anderson, Custodian
4.  NASOYA CORPORATION                                       4.       "CORPORATE ACCOUNT"
         TOMMY NAKIJIMA PRES.
         FRED T. FARKLE TREAS.
         124 E. MARCY STREET                                          Signature:  Tommy Nakijima, President
         BROCKTON MA 02302-1901                                       Or             Fred T. Farkle, Treasurer


                                                                             -1-



5.  H. WAGNER & J. GUMENICK TTEE                             5.       "TRUST ACCOUNT"
         GEROME GUMENICK TRUST

         U/A DTD JUL 09 91                                            Signature:  H. Wagner, Trustee
         124 EAST MARCY STREET                                        Or             J. Gumenick, Trustee
         LAKE WORTH FL 33467-8852


If you have a different registration type or you are unable to contact the legal owner of the account, please contact our proxy solicitor at 1-800- 769- 4414 during New York Stock Exchange business days between the hours of 8:00 a.m. and 10:00 p.m. Eastern Time.


                                         INSTRUCTIONS FOR TELEPHONE VOTING

To vote by telephone follow the three easy steps below:


1. Call the toll-free number indicated on the enclosed card which discusses telephone voting.

2.     Please have your Proxy Card at hand when you call.
3. Enter the twelve-digit "Control No." found on the card, then follow the simple recorded instructions.

                           PROSPECTUS/PROXY STATEMENT
                                January 20, 2000

                            Acquisition of Assets of

                  DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND
                                   a series of
               Davis Intermediate Investment Grade Bond Fund, Inc.
                              124 East Marcy Street
                           Santa Fe, New Mexico 87501

                        By and in Exchange for Shares of

                      EVERGREEN INTERMEDIATE TERM BOND FUND
                                   a series of
                          Evergreen Fixed Income Trust
                               200 Berkeley Street
                           Boston, Massachusetts 02116


This Prospectus/Proxy Statement is being furnished to shareholders of Davis Intermediate Investment Grade Bond Fund ("Davis Intermediate Fund") in connection with the Agreement and Plan of Reorganization (the "Plan") to be submitted to shareholders of Davis Intermediate Fund for consideration at a Special Meeting of Shareholders to be held on March 17, 2000 at 10:00 a.m. at the Fund's offices at 124 East Marcy Street, Santa Fe, New Mexico 87501 and any adjournments thereof (the "Meeting"). The Plan provides for all of the assets of Davis Intermediate Fund to be acquired by Evergreen Intermediate Term Bond Fund ("Evergreen Intermediate Fund") in exchange for shares of Evergreen Intermediate Fund and the assumption by Evergreen Intermediate Fund of the identified liabilities of Davis Intermediate Fund (hereinafter referred to as the "Reorganization"). Evergreen Intermediate Fund and Davis Intermediate Fund are sometimes hereinafter referred to individually as the "Fund" and collectively as the "Funds."


Evergreen Intermediate Fund is a separate series of Evergreen Fixed Income Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objectives and investment strategies of Evergreen Intermediate Fund are similar to those of Davis Intermediate Fund. Evergreen Intermediate Fund seeks current income by investing primarily in a broad range of investment quality debt securities. As a secondary objective, the Fund seeks to protect capital. Where appropriate, the Fund will take advantage of opportunities to realize capital appreciation. Davis Intermediate Fund seeks primarily to achieve a high level of current income. Secondarily, the Fund seeks capital growth so long as such objective is consistent with the Fund's primary objective. Both Funds invest primarily in investment grade debt securities.

Following the Reorganization, shares of Evergreen Intermediate Fund will be distributed to shareholders of Davis Intermediate Fund in liquidation of Davis Intermediate Fund and such Fund will be terminated. Holders of Class A, B, C or Y shares of Davis Intermediate Fund will receive that number of full and fractional Class A, B, C or Y shares of Evergreen Intermediate Fund having an aggregate net asset value equal to the aggregate net asset value of the shares they currently hold of Davis Intermediate Fund. Each such class of shares of Evergreen Intermediate Fund has similar Rule 12b-1 distribution-related fees, if any, as the shares of the respective class of Davis Intermediate Fund held by them prior to the Reorganization. No sales charge will be imposed in connection with Class A shares of Evergreen Intermediate Fund received by holders of Class A shares of Davis Intermediate Fund. In addition, no contingent deferred sales charge ("CDSC") will be deducted at the time of the Reorganization in connection with Class B or Class C shares of Evergreen Intermediate Fund received by holders of Class B or Class C shares of Davis Intermediate Fund. Holders of Class B and Class C shares of Evergreen Intermediate Fund received in the Reorganization will be subject to the schedules of CDSCs currently applicable to the Class B and C shares of Davis Intermediate Fund and not the schedules of CDSCs applicable to Class B and C shares, respectively, of Evergreen Intermediate Fund. Class B shares of Evergreen Intermediate Fund received in the Reorganization will automatically convert to Class A shares after eight years after the month of initial purchase in accordance with the terms of conversion applicable to Class B shares of Davis Intermediate Fund rather than in seven years after the month of purchase in accordance with the conversion terms applicable to Class B shares of Evergreen Intermediate Fund.

         Class B and C shares of Evergreen Intermediate Fund purchased subsequent to the Reorganization will be subject to the CDSC and conversion schedules of Evergreen Intermediate Fund. The Reorganization is being structured as a tax-free reorganization for federal income tax purposes.

This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about Evergreen Intermediate Fund that shareholders of Davis Intermediate Fund should know before voting on the Reorganization. Certain relevant documents listed below, which have been filed with the Securities and Exchange Commission ("SEC"), are incorporated in whole or in part by reference. A Statement of Additional Information dated January 20, 2000, relating to this Prospectus/Proxy Statement and the Reorganization which includes the financial statements of Davis Intermediate Fund dated March 31, 1999 and September 30, 1999 and of Evergreen Intermediate Fund dated June 30, 1999, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus/Proxy Statement. A copy of such Statement of Additional Information is available upon request and without charge by writing to Evergreen Intermediate Fund at 200 Berkeley Street, Boston, Massachusetts 02116 or by calling the Fund toll-free at 1-800-343-2898.

The Prospectus of Evergreen Intermediate Fund which pertains to Class A, B, C and Y shares, dated November 1, 1999, and its Annual Report for the fiscal year ended June 30, 1999 are incorporated herein by reference in their entirety, insofar as they relate to Evergreen Intermediate Fund only and not to any other fund therein. Shareholders of Davis Intermediate

Fund  will  receive,  with  this  Prospectus/Proxy  Statement,  a  copy  of  the
Prospectus of Evergreen Intermediate Fund. Additional information about Evergreen Intermediate Fund is contained in its Statement of Additional
Information also dated November 1, 1999 which has been filed with the SEC and which is available upon request and without charge by writing to or calling Evergreen Intermediate Fund at the address or telephone number listed in the preceding paragraph.

The two Prospectuses of Davis Intermediate Fund which pertain (i) to Class A, B, and C shares and (ii) to Class Y shares, each dated August 2, 1999, are incorporated herein in their entirety by reference. Copies of the Prospectuses, related Statement of Additional Information dated August 2, 1999, the Annual Report for the fiscal year ended March 31, 1999 and the Semi-Annual Report for the six month period ended September 30, 1999, are available upon request and without charge by writing to Davis Intermediate Fund at the address listed on the cover page of this Prospectus/Proxy Statement or by calling the Fund toll-free at 1-800-279-0279.

A copy of the Plan is included as Exhibit A to this Prospectus/Proxy Statement.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


The shares offered by this Prospectus/Proxy Statement are not deposits or obligations of any bank and are not insured or otherwise protected by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency and involve investment risk, including possible loss of capital.

                                                 TABLE OF CONTENTS




COMPARISON OF FEES AND EXPENSES.........................................8
SUMMARY.................................................................14
Proposed Plan of Reorganization.........................................14
Tax Consequences........................................................15
Investment Objectives and Investment Strategies of the Funds............   16
Comparative Performance Information.....................................16
Management of the Funds.................................................   21
Investment Advisers.....................................................21
Administrator...........................................................22
Portfolio Management....................................................22
Distribution of Shares..................................................   23
Purchase and Redemption Procedures......................................25
Exchange Privileges.....................................................   26
Dividend Policy.........................................................   26
Risks...................................................................   27

REASONS FOR THE REORGANIZATION..........................................   29
Agreement and Plan of Reorganization....................................   32
Federal Income Tax Consequences.........................................   34
Pro-forma Capitalization................................................35
Shareholder Information.................................................36


COMPARISON OF INVESTMENT OBJECTIVES AND

   STRATEGIES OF THE FUNDS..............................................   38

COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS.........................   40
Forms of Organization...................................................   40
Capitalization..........................................................40
Shareholder Liability...................................................   41
Shareholder Meetings and Voting Rights..................................41
Liquidation.............................................................   42
Liability and Indemnification of Directors or Trustees..................   42

ADDITIONAL INFORMATION..................................................   43

VOTING INFORMATION CONCERNING THE MEETING...............................   44

FINANCIAL STATEMENTS AND EXPERTS........................................   46

LEGAL MATTERS.............................................................   46

OTHER BUSINESS............................................................   46


EXHIBIT A:            Agreement and Plan of  Reorganization..................A-1

EXHIBIT B:            Management's Discussion and Analysis of Evergreen
                      Intermediate Fund Performance..........................B-1

                                          COMPARISON OF FEES AND EXPENSES



The amounts for Class A, B, C and Y shares of Evergreen Intermediate Fund set forth in the following tables and in the examples are based on the expenses of Evergreen Intermediate Fund for the fiscal year ended June 30, 1999 as set forth in the current Prospectus of Evergreen Intermediate Fund as supplemented. Effective February 1, 2000, the CDSC schedule of Evergreen Intermediate Fund's Class C shares was changed. The amounts for Class A, B, C and Y shares of Davis Intermediate Fund set forth in the following tables and in the examples are based on the expenses for Davis Intermediate Fund for the fiscal year ended March 31, 1999 adjusted to reflect a reduction in the management fee as of October 6, 1998 as set forth in the current Prospectuses of Davis Intermediate Fund. The pro forma amounts for Class A, B, C, and Y shares of Evergreen Intermediate Fund are based on what the combined expenses would have been for Evergreen Intermediate Fund for the fiscal year ended June 30, 1999 as restated to reflect the current management fees and shareholder transaction expenses.

The following tables show for Davis Intermediate Fund, Evergreen Intermediate Fund, and Evergreen Intermediate Fund pro forma, assuming consummation of the Reorganization, the shareholder transaction expenses and annual fund operating expenses associated with an investment in the Class A, B, C and Y shares of Evergreen Intermediate Fund and Davis Intermediate Fund.


                                                   Comparison of
                               Davis Intermediate Fund's Class A, B, C and Y shares
                                                                            With
                             Evergreen Intermediate Fund's Class A, B, C  and Y shares



                                                                                Davis Intermediate Fund
                                                             Class A         Class B         Class C        Class Y
                                                             -------         -------         -------        -------

Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases
(as a percentage of offering price).....................     4.75%           None            None           None


                                                                             -8-





Maximum Deferred Sales Charge (as a
percentage of original purchase price or
redemption proceeds, whichever is lower)................     None(1)         4.00% in        1.00% in       None
                                                                             the first       the first
                                                                             year            year and
                                                                             declining       0.00%
                                                                             to 1.00%        thereafter
                                                                             in the
                                                                             sixth year
                                                                             and
                                                                             0.00%
                                                                             thereafter
Annual Fund Operating Expenses (as a
percentage of average daily net assets)

Management Fee(2).......................................     0.55%           0.55%           0.55%          0.55%
12b-1 Fees(3)...........................................     0.18%           1.00%           1.00%          None
Other Expenses..........................................     0.54%           0.56%           0.54%          0.36%
                                                             ----            ----                           ----
Annual Fund Operating Expenses   .......................     1.27%           2.11%           2.09%          0.91%
                                                             ====            ====            ====           ====




                                                                              Evergreen Intermediate Fund
                                                             Class A         Class B         Class C        Class Y
                                                             -------         -------         -------        -------
Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases
(as a percentage of offering price).....................     3.25%           None            None           None


                                                                             -9-





Maximum Deferred Sales Charge (as a
percentage of original purchase price or

redemption proceeds, whichever is lower)................     None(1)         5.00% in                       None
                                                                             the first       2.00% in
                                                                             year            the first
                                                                             declining       year,
                                                                             to 1.00%        1.00% in
                                                                             in the          the
                                                                             sixth year      second
                                                                             and             year and
                                                                             0.00%           0.00%
                                                                             thereafter      thereafter

Annual Fund Operating Expenses (as a
percentage of average daily net assets)
Management Fee(4).......................................     0.62%           0.62%           0.62%          0.62%
12b-1 Fees(3)...........................................     0.25%           1.00%           1.00%          None
Other Expenses..........................................     0.38%           0.38%           0.38%          0.38%
                                                             ----            ----            ----           ----
Annual Fund Operating Expenses(5).......................     1.25%           2.00%           2.00%          1.00%
                                                             ====            ====            ====           ====


                                       Evergreen Intermediate Fund Pro Forma



                                                             Class A         Class B (6)       Class C (7)        Class Y
                                                             -------         -------           -------            -------

Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases
(as a percentage of offering price).....................     3.25%           None              None               None


                                                                            -10-





Maximum Deferred Sales Charge (as a
percentage of original purchase price or

redemption proceeds, whichever is lower)................     None(1)         5.00% in                             None
                                                                             the first         2.00% in the
                                                                             year              first year,
                                                                             declining         1.00% in the
                                                                             to 1.00% in       second year
                                                                             the sixth         and 0.00%
                                                                             year and          thereafter
                                                                             0.00%
                                                                             thereafter

Annual Fund Operating Expenses (as a
percentage of average daily net assets)

Management Fee..........................................                     0.53 %            0.53%              0.53%




                                                                             0.53%
12b-1 Fees(3)...........................................     0.25%           1.00%             1.00%              None
Other Expenses..........................................                     0.45%             0.45%              0.45%
                                                             -----           ----              ----               ----



                                                                           0.45%
Annual Fund Operating                                        1.23%           1.98%             1.98%              0.98%
                                                             ====            ====              ====               ====
Expenses(8).............................................


------------------------------
(1) Investments of $1 million or more are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge of 1.00% (0.75% in the case of Davis Intermediate Fund) upon redemption within one year after the month of purchase.
(2) On October 6, 1998 the Management Fee for Davis Intermediate Fund was reduced to 0.55%. Annual Operating Expenses for the Fund have been restated to reflect current fees.
(3) Class A shares of Evergreen Intermediate Fund can pay up to 0.75% of average daily net assets as a 12b-1 fee. For the foreseeable future, the Class A 12b-1 fees will be limited to 0.25% of average daily net assets. Class A shares of Davis Intermediate Fund can pay up to 0.25% of average daily net assets as a 12b-1 fee. The current effective rate is 0.18% of average daily net assets.

(4) After waivers, Evergreen Intermediate Fund's Management Fee is 0.47%. These waivers may be modified or canceled at any time.

(5) After waivers, Annual Fund Operating Expenses for the Evergreen Intermediate Fund's Class A, B, C and Y shares were 1.10%, 1.85%, 1.85% and 0.85%, respectively, for the fiscal year ended June 30, 1999.
(6) Class B shares of Evergreen Intermediate Fund received in the Reorganization will be subject to the schedule of CDSCs currently applicable to Class B shares of Davis Intermediate Fund and not to the schedule of CDSCs applicable to Class B shares of Evergreen Intermediate Fund. Class B shares of Evergreen Intermediate Fund purchased subsequent to the Reorganization will be subject to the Evergreen Intermediate Fund's schedule of CDSCs.
(7) Class C shares of Evergreen Intermediate Fund received in the Reorganization will be subject to the schedule of CDSCs currently applicable to Class C shares of Davis Intermediate Fund and not the schedule of CDSCs applicable to Class C shares of Evergreen Intermediate Fund. Class C shares of Evergreen Intermediate Fund purchased subsequent to the Reorganization will be subject to Evergreen Intermediate Fund's schedule of CDSCs.
(8) In connection with the Reorganization, the investment adviser to Evergreen Intermediate Fund has contractually agreed for a period of at least two years to limit the Annual Fund Operating Expenses as follows: 1.16%, 1.91%, 1.91% and 0.91% for Class A, B, C and Y shares, respectively.

Examples: The following tables show for Davis Intermediate Fund, for Evergreen Intermediate Fund and for Evergreen Intermediate Fund pro forma, assuming consummation of the Reorganization, examples of the cumulative effect of shareholder transaction expenses and annual fund operating expenses indicated above on a $10,000 investment in each class of shares for the periods specified, assuming (i) a 5% annual return and (ii) redemption at the end of such period. For Class B and C shares, the tables also show the effect if the shares are not redeemed. In the case of Evergreen Intermediate Fund pro forma, the examples for Class B and C shares reflect, as described in footnotes 6 and 7 above, the CDSC schedules applicable to Class B and C shares, respectively, of Davis Intermediate Fund and, with respect to Class B shares, the conversion to Class A after eight years in accordance with the schedules applicable to Class B shares of Davis Intermediate Fund. All tables assume reinvestment of dividends and capital gain distributions.



                                              Davis Intermediate Fund



                                               One Year        Three Years        Five Years        Ten Years
                                               --------        -----------        ----------        ---------

Class A shares                                 598             859                1,139             1,936


                                                                            -12-





Class B shares (assuming                       614             961                1,334             2,227
redemption at the end of the period)
Class B shares (assuming no                    214             661                1,134             2,227
redemption at the end of the period)
Class C shares (assuming                       312             655                1,124             2,421
redemption at the end of the period)
Class C shares (assuming no                    212             655                1,124             2,421
redemption at the end of the period)
Class Y shares                                 93              290                504               1,120




                                            Evergreen Intermediate Fund


                                               One Year        Three Years        Five Years        Ten Years
                                               --------        -----------        ----------        ---------
Class A shares                                 448             709                989               1,787
Class B shares (assuming                       703             927                1,278             2,043
redemption at the end of the period)
Class B shares (assuming no                    203             627                1,078             2,043
redemption at the end of the period)
Class C shares (assuming                       303             627                1,078             2,327
redemption at the end of the period)
Class C shares (assuming no                    203             627                1,078             2,327
redemption at the end of the period)
Class Y shares                                 102             318                552               1,225


                                                      Evergreen Intermediate Fund
                                                               Pro Forma


                                               One Year        Three Years        Five Years        Ten Years
                                               --------        -----------        ----------        ---------
Class A shares                                 446             703                979               1,765


                                                                            -13-





Class B shares (assuming                       601             921                1,268             2,113
redemption at the end of the period)
Class B shares (assuming no                    201             621                1,068             2,113
redemption at the end of the period)
Class C shares (assuming                       301             621                1,068             2,306
redemption at the end of the period)
Class C shares (assuming no                    201             621                1,068             2,306
redemption at the end of the period)
Class Y shares                                 100             312                542               1,201


The purpose of the foregoing examples is to assist Davis Intermediate Fund shareholders in understanding the various costs and expenses that an investor in Evergreen Intermediate Fund, as a result of the Reorganization, would bear directly and indirectly, as compared with the various direct and indirect expenses currently borne by a shareholder in Davis Intermediate Fund. These examples should not be considered a representation of past or future expenses or annual return. Actual expenses may be greater or less than those shown.

                                     SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectus of Evergreen Intermediate Fund dated November 1, 1999, the Prospectuses of Davis Intermediate Fund dated August 2, 1999 (which are incorporated herein by reference), and the Plan, the form of which is attached to this Prospectus/Proxy Statement as Exhibit A.

Proposed Plan of Reorganization


The Plan provides for the transfer of all of the assets of Davis Intermediate Fund in exchange for shares of Evergreen Intermediate Fund and the assumption by Evergreen Intermediate Fund of the identified liabilities of Davis Intermediate Fund. The identified liabilities consist only of those liabilities reflected on the Fund's statement of assets and liabilities determined immediately preceding the Reorganization. The Plan also calls for the distribution of shares of Evergreen Intermediate Fund to Davis Intermediate Fund shareholders in liquidation of Davis Intermediate Fund as part of the Reorganization. As a result of the Reorganization, the holders of Davis Intermediate Fund Class A, B, C and Y shares will become the owners of that number of full and fractional Class A, B, C and Y shares, respectively, of Evergreen Intermediate Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholders' shares of Davis Intermediate Fund as of the close of business immediately prior to the date that Davis

Intermediate  Fund's assets are  exchanged for shares of Evergreen  Intermediate
Fund.   See  "Reasons   for  the   Reorganization   -  Agreement   and  Plan  of
Reorganization."

The Directors of Davis Intermediate Investment Grade Bond Fund, Inc., including the Directors who are not "interested persons," as such term is defined in the 1940 Act (the "Independent Directors"), have concluded that the Reorganization would be in the best interests of shareholders of Davis Intermediate Fund, and that the interests of the shareholders of Davis Intermediate Fund will not be diluted as a result of the transactions contemplated by the Reorganization. Accordingly, the Directors have submitted the Plan for the approval of Davis Intermediate Fund's shareholders.

THE BOARD OF DIRECTORS RECOMMENDS APPROVAL BY SHAREHOLDERS OF DAVIS INTERMEDIATE FUND OF THE PLAN EFFECTING THE REORGANIZATION.


The Trustees of Evergreen Fixed Income Trust have also approved the Plan and, accordingly, Evergreen Intermediate Fund's participation in the Reorganization.

Approval of the Reorganization on the part of Davis Intermediate Fund will require the affirmative vote of a majority of the dollar value (each dollar of net asset value per share is entitled to one vote ) of Davis Intermediate Fund's shares outstanding and entitled to vote. All classes will vote together as a single class at a Meeting at which a quorum of the Fund's shares is present. A majority of the dollar value of the outstanding shares, represented in person or by proxy, is required to constitute a quorum at the Meeting. See "Voting Information Concerning the Meeting."

If approved by shareholders of the Fund, it is currently contemplated that the Reorganization will become effective on or about the close of business on March 17, 2000. However, the Reorganization may become effective at another time and date should the Meeting be adjourned to a later date or should any other condition to the Reorganization not be satisfied at that time. Notwithstanding prior shareholder approval, the Plan may be terminated at any time prior to its implementation by the mutual agreement of the parties thereto.


If the shareholders of Davis Intermediate Fund do not vote to approve the Reorganization, the Directors will consider other possible courses of action in the best interests of shareholders.

Tax Consequences

Prior to or at the completion of the Reorganization, Davis Intermediate Fund will have received an opinion of KPMG LLP that the Reorganization has been structured so that no gain or loss will be recognized by the Fund or its shareholders for federal income tax purposes as a result of the receipt of shares of Evergreen Intermediate Fund in the Reorganization. The holding period and aggregate tax basis of shares of Evergreen Intermediate Fund that are received by Davis Intermediate Fund's shareholders will be the same as the holding period and aggregate tax basis of shares of the Fund previously held by such shareholders, provided that shares of the Fund are held as capital assets. In addition, the holding period and tax basis of the assets of Davis

Intermediate Fund in the hands of Evergreen Intermediate Fund as a result of the Reorganization will be the same as in the hands of the Fund immediately prior to the Reorganization, and no gain or loss will be recognized by Evergreen Intermediate Fund upon the receipt of the assets of the Fund in exchange for shares of Evergreen Intermediate Fund and the assumption by Evergreen Intermediate Fund of the identified liabilities of Davis Intermediate Fund.

Investment Objectives and Investment Strategies of the Funds

The investment objectives and investment strategies of Evergreen Intermediate Fund are similar to those of Davis Intermediate Fund. Evergreen Intermediate Fund seeks current income by investing primarily in a broad range of investment grade debt securities. As a secondary objective, the Fund seeks to protect capital. Where appropriate, the Fund will take advantage of opportunities to realize capital appreciation. The Fund seeks current income by normally investing at least 80% of its assets in debt securities including U.S. Treasury bills, notes, and bonds; mortgage-backed securities (issued by the U.S. government, its agencies or instrumentalities or by private issuers); corporate debt securities; and commercial paper. Up to 25% of the Fund's assets may be invested in high yield, high risk, or below investment-grade, securities ("junk bonds") having a rating range of BB to CCC by Standard and Poor's Rating Services ("S&P") and Fitch IBCA, Inc. ("Fitch") and Ba to Caa by Moody's Investors Service, Inc. ("Moody's"). The Fund currently expects that the dollar-weighted average maturity of its investments will range from three to seven years. However, the Fund may invest in securities with remaining maturities of ten years or less. The Fund may invest up to 50% of its assets in securities that are primarily traded in securities markets located outside the United States.

         The investment objective of Davis Intermediate Fund is primarily to achieve a high level of current income. Secondarily, the Fund seeks capital growth so long as such objective is consistent with the Fund's primary objective. Under normal market conditions, the Fund invests at least 65% of its total assets in U.S. dollar-denominated investment grade debt securities, including corporate bonds and debt issued by the U.S. government, its agencies and instrumentalities. The Fund invests primarily in a broad range of investment grade corporate bonds. The Fund may also invest up to 35% of its total assets in high yield, high risk securities. Under normal market conditions, the Fund maintains an average maturity of five to ten years. The Fund may invest in foreign securities provided such securities are denominated in U.S. dollars.

See "Comparison of Investment Objectives and Strategies of the Funds" below.

Comparative Performance Information

Discussions of the manner of calculation of total return are contained in the respective Prospectuses and Statements of Additional Information of the Funds. Past performance is not an indication of future results. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date.

The charts below show the percentage gain or loss in each of the past ten calendar years for Class A shares of Davis Intermediate Fund and Evergreen Intermediate Fund. They should give you a general idea of how each Fund's return has varied from year-to-year. Note that prior to October 6, 1998, the Davis Intermediate Fund invested primarily in high yield, high risk debt securities. Beginning on October 6, 1998, the Fund began investing primarily in intermediate investment grade debt securities. Both the bar chart and table for Davis Intermediate Fund include the results of investing principally in high yield, high risk debt securities rather than in intermediate investment grade debt securities.


The graphs include the effects of Fund expenses, but not sales charges. Returns would be lower if any applicable sales charges were included. The return for the other classes of shares offered by this Prospectus/Proxy Statement will differ from the Class A returns shown in the chart, depending on the expenses of that class.



                      Year-by-Year Total Return for Class A Shares of Davis Intermediate Fund


30%
25%
20%                    20.63%       23.37%
15%                                               17.41%
10%                                                                         11.10%                    10.41%
 5%                                                                                      7.81%

 0%                                                            1.63%
-5%
                                                                                                                             (2.47)%

-10%                                                                                                                (8.67)%
-15%
-20%       (16.07%)


           90          91           92            93           94           95           96           97            98        99


Best Quarter:                     9.93%              1st Quarter        1992
Worst Quarter:                    (12.30)%           4th Quarter        1990

----------------



                    Year-by-Year Total Return for Class A Shares of Evergreen Intermediate Fund


30%
25%
20%
15%                   16.78%

10%                                              9.29%                     14.46%                    8.46%
 5%        5.89%                   8.13%                                                4.93%                      6.80%
 0%                                                                                                                         -2.40%

-5%                                                          -3.23%
-10%
-15%

           90         91           92            93          94            95           96           97            98       99


Best Quarter:                     5.86%              3rd Quarter        1992
Worst Quarter:                    -2.36%             1st Quarter        1994

-------------------


         The next table lists each Fund's average annual return of Class A, Class B, Class C and Class Y shares for the 1-year period, 5-year period, 10-year period, if applicable, and since inception (through 12/31/99), including any applicable sales charges for Class A, B and C shares. These tables are intended to provide you with some indication of the risks of investing in the Funds. At the bottom of the table you can compare Evergreen Intermediate Fund's performance with the Lehman Brothers Intermediate Government/Corporate Bond Index ("Lehman Brothers Intermediate Bond Index") and Davis Intermediate Fund's performance with the Merrill Lynch U.S. Corporate Five to Ten Year Index ("Merrill Lynch Intermediate Index") and the Salomon Brothers Long-Term High Yield Index ("Salomon Brothers High Yield Index"). The Lehman Brothers
Intermediate Bond Index is an unmanaged index based on all publicly issued intermediate government and corporate debt securities with an average maturity of one to five years. The Merrill Lynch Intermediate Index is an unmanaged market capitalization weighted index including fixed-coupon domestic investment grade corporate bonds with at least $150 million par amount outstanding. Maturities for all bonds are greater than or equal to five years and less than ten years. The Salomon Brothers High Yield Index is an unmanaged index which measures the performance of below investment grade corporate bonds issued in the United States. An index does not include transaction costs associated with buying and selling securities nor any management fees. It is not possible to directly invest in an index.




                                            Average Annual Total Return
                           of Davis Intermediate Fund and Evergreen Intermediate Fund


                                 Inception                                                            Performance
                                 Date of                                                              Since
                                 Class             1 Year            5 Year          10 Year          4/14/87
                                 -----------       -------           ------          --------         -------





Evergreen
Intermediate Fund(1)

Class A shares                                     (5.61)%           5.60%           6.39%            5.73%


                                 2/13/87

Class B shares                                     (7.91)%           5.15%           6.17%            5.57%

                                 2/1/93

Class C shares                                     (4.15)%           5.47%           6.17%            5.57%



                                  2/1/93
Class Y shares                                     (2.16)%           4.34%           6.41%            6.05%


                                 1/26/98


                                                                            -20-





Lehman Brothers
Intermediate Bond

Index                                                0.39%             7.10%           7.26%




                                                                                                      7.59%*


--------------------------------

*        Performance since 4/30/87.


                                 Inception                                                             Performance
                                 Date of                                                               Since
                                 Class             1 Year            5 Year          10 Year           Inception
                                 -----------       ------            ------          -------           ---------

Davis Intermediate
Fund



                                                                            -21-






Class A shares                   5/29/80           (7.08)%           2.33%           5.27%             7.19%
Class B shares                   12/5/94           (6.92)%           2.10%                 N/A         2.29%
Class C shares                   8/12/97           (3.90)%                N/A             N/A          (3.73)%
Class Y shares                   3/20/97           (2.02)%               N/A              N/A          (1.01)%
Merrill Lynch
Intermediate Index                                 (2.16)%           7.95%           8.29%             10.25%*
Salomon Brothers High
Yield Index                                        0.27%             12.46%          12.47%            12.41%*


---------------------------------

*        Performance since         5/31/80.

(1) Historical performance shown for Classes B, C and Y prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B, C and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees for Class A are 0.25%, for Class B are 1.00% and for Class C are 1.00%. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class Y would have been higher.


Important information about Evergreen Intermediate Fund is also contained in management's discussion of Evergreen Intermediate Fund's performance, attached hereto as Exhibit B. This information also appears in Evergreen Intermediate Fund's most recent Annual Report.

Management of the Funds

The overall management of Evergreen Intermediate Fund and of Davis Intermediate Fund is the responsibility of, and is supervised by, the Board of Trustees of Evergreen Fixed Income Trust and the Board of Directors of Davis Intermediate Investment Grade Bond Fund, Inc., respectively.

Investment Advisers

Evergreen Investment Management Company ("EIMC") serves as the investment adviser for Evergreen Intermediate Fund. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034. EIMC is an indirect subsidiary of First Union National Bank ("FUNB") which is itself a subsidiary of First Union Corporation, the sixth largest bank holding company in the United States based on total assets as of September 30, 1999. FUNB and its affiliates manage the Evergreen family of mutual funds with assets of approximately $80 billion as of December 31, 1999.

EIMC manages investments and supervises the daily business affairs of Evergreen Intermediate Fund subject to the authority of the Trustees. Effective January 3, 2000, EIMC is entitled to receive from Evergreen Intermediate Fund an annual fee of 2.00% of gross dividend and interest income, plus the following:




         Average Daily Net                         Fee
              Assets

First $100 million                                   0.41%
Next $100 million                                    0.36%
Next $100 million                                    0.31%
Next $100 million                                    0.26%
Next $100 million                                    0.21%
Over $500 million                                    0.16%

----------------------------------- ---------------------------------




Davis Selected Advisers, LP ("DSA") serves as the investment adviser for Davis Intermediate Fund. As investment adviser, DSA has overall responsibility for management of the Fund and its daily business affairs. For its services as investment adviser, DSA is entitled to receive a fee at an annual rate of 0.55% of the Fund's average daily net assets. DSA's address is 2949 E. Elvira Road, Suite 101, Tucson, Arizona 85706.

Each investment adviser may, at its discretion, reduce or waive its fee or reimburse a Fund for certain of its other expenses in order to reduce its expense ratios. Each investment adviser may reduce or cease these voluntary waivers and reimbursements at any time.


Administrator

Evergreen Investment Services, Inc. ("EIS") serves as administrator to Evergreen Intermediate Fund, subject to the supervision and control of the Evergreen Fixed Income Trust's Board of Trustees. EIS provides the Fund with facilities, equipment and personnel and is entitled to receive an annual fee from the Fund at a rate of 0.10% of the Fund's average daily net assets.

DSA provides certain administrative services at cost to Davis Intermediate Fund for which it is reimbursed by the Fund.

Portfolio Management

David J. Bowers, CFA, has been the portfolio manager of the Evergreen Intermediate Fund since January 1999. Mr. Bowers has been a Vice President and portfolio manager on the High Grade Bond Team at EIMC since January 1999. Prior to his appointment as portfolio manager of the Fund, Mr. Bowers served as an associate analyst specializing in investment grade corporate bonds since June 1995. Prior to that, he was a senior managing accountant with EIMC. Mr. Bowers has been at EIMC since 1987.




Distribution of Shares

Evergreen Distributor, Inc. ("EDI"), an affiliate of BISYS Fund Services, acts as underwriter of Evergreen Intermediate Fund's shares. EDI distributes the Fund's shares directly or through broker-dealers, banks (including FUNB), or other financial intermediaries. Evergreen Intermediate Fund offers Class A, B, C and Y shares. Each class has separate distribution arrangements. (See "Distribution-Related and Shareholder Servicing-Related Expenses" below.) No class bears the distribution expenses relating to the shares of any other class.


In the proposed Reorganization, Davis Intermediate Fund Class A, B, C and Y shareholders will receive Evergreen Intermediate Fund Class A, B, C or Y shares, respectively. Each Class of Evergreen Intermediate Fund shares has similar arrangements with respect to the imposition of Rule 12b-1 distribution and service fees as the identically designated class of Davis Intermediate Fund shares. Because the Reorganization will be effected at net asset value without the imposition of a sales charge, Evergreen Intermediate Fund shares acquired by shareholders of Davis Intermediate Fund pursuant to the proposed Reorganization will not be subject to any new initial sales charges or CDSC as a result of the Reorganization. However, Class B and C shares acquired as a result of the Reorganization would continue to be subject to a CDSC upon subsequent redemption to the same extent as if shareholders had continued to hold their shares of Davis Intermediate Fund. The CDSC schedules applicable to the Class B and C shares of Evergreen Intermediate Fund received in the Reorganization will be the CDSC schedules of Class B and C shares, respectively, of Davis Intermediate Fund in effect at the time Class B and C shares of Davis Intermediate Fund were originally purchased. Class B shares of Evergreen Intermediate Fund received in the Reorganization will automatically convert to Class A shares after eight years after the month of initial purchase in accordance with the terms of conversion applicable to Class B shares of Davis Intermediate Fund rather than in seven years after the month of purchase in accordance with the conversion terms applicable to Class B shares of Evergreen Intermediate Fund. Subsequent purchases of Class B and C shares of Evergreen

Intermediate Fund will be subject to the CDSC and conversion schedules (with respect to Class B shares) of Evergreen Intermediate Fund.


The following is a summary description of charges and fees for Evergreen Intermediate Fund Class A, B, C and Y shares which will be received by Davis Intermediate Fund shareholders in the Reorganization. More detailed descriptions of the distribution arrangements applicable to the classes of shares are contained in the Evergreen Intermediate Fund Prospectus and the Davis
Intermediate Fund Prospectuses and in each Fund's Statement of Additional Information.

NO FRONT-END OR CONTINGENT DEFERRED SALES CHARGE WILL BE IMPOSED ON ANY OF THE SHAREHOLDERS IN CONNECTION WITH THE REORGANIZATION.

Class A Shares. Class A Shares are sold at net asset value plus an initial sales charge and, as indicated below, are subject to distribution-related fees. The initial maximum sales charges applicable to purchases of Class A shares is 3.25%. No initial sales charge will be imposed on Class A shares of Evergreen Intermediate Fund received by Davis Intermediate Fund's shareholders in the Reorganization. Subsequent purchases of Class A shares will be subject to initial sales charges. For further discussion of the initial sales charges applicable to purchases of Class A shares, see "How to Choose the Share Class that Best Suits You" in the Prospectus of Evergreen Intermediate Fund.

Class B Shares. Class B shares are sold without an initial sales charge but are subject to a CDSC, which ranges from 5% to 1%, if shares are redeemed during the first six years after the month of purchase. In addition, Class B shares are subject to distribution-related fees and shareholder servicing-related fees as described below. Class B shares issued in the Reorganization will automatically convert to Class A shares after eight years after the month of initial purchase in accordance with the terms of conversion applicable to Class B shares of Davis Intermediate Fund rather than in seven years after the month of purchase in accordance with the conversion terms applicable to Class B shares of Evergreen Intermediate Fund. For purposes of determining when Class B shares issued in the Reorganization to shareholders of Davis Intermediate Fund will convert to Class A shares, such shares will be deemed to have been purchased as of the date Class B shares of Davis Intermediate Fund were originally purchased.

Class B shares are subject to higher distribution-related fees than the corresponding Class A shares on which a front-end sales charge is imposed (until they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares of the Fund.


Class C Shares. Class C shares are sold without initial sales charges and are subject to distribution-related and shareholder servicing-related fees. Class C shares are subject to a 2.00% CDSC if such shares are redeemed during the month of purchase and the 12-month period following the month of purchase and to a 1.00% CDSC if such shares are redeemed during the second 12-month period following the month of purchase. No CDSC is imposed on amounts redeemed thereafter. Class C shares incur higher distribution-related and shareholder servicing- related fees than Class A shares, and do not convert to any other class of shares.

Class Y Shares. Class Y shares are sold at net asset value without any initial or deferred sales charge and are not subject to distribution-related or shareholder servicing-related fees. Class Y shares are only available to certain classes of investors as is more fully described in the Prospectus of Evergreen Intermediate Fund. Davis Intermediate Fund shareholders who receive Evergreen Intermediate Fund Class Y shares in the Reorganization and who wish to make subsequent purchases of Evergreen Intermediate Fund will be able to purchase Class Y shares.

Additional information regarding the classes of shares of the Funds are included in their respective Prospectuses and Statements of Additional Information.


Distribution-Related and Shareholder Servicing-Related Expenses. Evergreen Intermediate Fund has adopted a Rule 12b-1 Plan with respect to its Class A shares under which the Class may pay for distribution-related expenses at an annual rate which may not exceed 0.75% of average daily net assets attributable to the Class. Payments with respect to Class A shares are currently limited to 0.25% of average daily net assets attributable to the Class. This amount may be increased to the full plan rate for the Fund by the Trustees without shareholder approval at any time, although there is no intention or expectation that the rate at which payments are made under the plan will be increased.


Davis Intermediate Fund has adopted a Rule 12b-1 Plan with respect to its Class A shares under which the Class may pay for distribution and shareholder servicing-related expenses at an annual rate of up to 0.25% of the average daily net assets attributable to the Class. Payments with respect to Class A shares are currently payable at the rate of 0.18% of average daily net assets attributable to the Class.

Both Funds have adopted a Rule 12b-1 Plan with respect to their Class B and Class C shares, respectively, under which the Class may pay for distribution-related and shareholder servicing- related expenses at an annual rate which may not exceed 1.00% of average daily net assets attributable to the Class.


The Class B and Class C Rule 12b-1 Plans of Evergreen Intermediate Fund provide that, of the total 1.00% 12b-1 fee, up to 0.25% may be for payment in respect of shareholder services. Consistent with the requirements of Rule 12b-1 and the applicable rules of the National Association of Securities Dealers, Inc.,
following the Reorganization Evergreen Intermediate Fund may make distribution-related and shareholder servicing-related payments with respect to Fund shares sold prior to the Reorganization including payments to Davis Intermediate Fund's former underwriter.


Neither Evergreen Intermediate Fund nor Davis Intermediate Fund has adopted a Rule 12b-1 Plan or a shareholder servicing plan with respect to its Class Y shares. A Rule 12b-1 Plan can only be adopted with shareholder approval.


Additional  information  regarding  the Rule 12b-1 Plans adopted by the Funds is
included  in  their   respective   Prospectuses  and  Statements  of  Additional
Information.

Purchase and Redemption Procedures

Information concerning applicable sales charges and distribution-related and shareholder servicing-related fees is provided above. Investments in the Funds are not insured. The minimum initial purchase requirement for regular accounts for both Funds is $1,000. There is no minimum for subsequent purchases of shares of Evergreen Intermediate Fund. The minimum for subsequent purchases of Davis Intermediate Fund is $25. Each Fund provides for telephone, mail or wire redemption of shares at net asset value as next determined after receipt of a redemption request on each day the New York Stock Exchange ("NYSE") is open for trading. Additional information concerning purchases and redemptions of shares, including how each Fund's net asset value is determined, is contained in the respective Prospectuses for each Fund. Each Fund may involuntarily redeem shareholders' accounts if the account balance falls below $1,000 in the case of Evergreen Intermediate Fund and below $250 in the case of Davis Intermediate Fund (as a result of a redemption or exchange). All funds invested in each Fund are invested in full and fractional shares. The Funds reserve the right to reject any purchase order.

Exchange Privileges


Class A, B, C, and Y shareholders of either Fund generally may exchange their shares for shares of the same class of any other Davis Fund (in the case of Davis Intermediate Fund shares) or Evergreen Fund (in the case of Evergreen Intermediate Fund shares). Evergreen Intermediate Fund limits exchanges to five per calendar year and three per calendar quarter. No sales charge is imposed on an exchange. An exchange which represents an initial investment in another Davis Fund or Evergreen Fund must amount to at least $1,000. The Evergreen Fund family for which this exchange privilege is available currently consists of approximately 60 funds including 24 equity funds, 20 fixed income funds and 16 money market funds. These funds have different investment objectives and policies. The current exchange privileges, and the requirements and limitations attendant thereto, are described in the Funds' respective Prospectuses and Statements of Additional Information.


Dividend Policy

Davis Intermediate Fund declares and pays dividends monthly. Dividends are paid from estimated net investment income and short-term capital gains on investments. Evergreen Intermediate Fund distributes dividends from its net investment income (the dividends, interest and other income on the securities in which it invests) monthly and any short-term capital gains annually. Distributions of any net realized long-term gains of each Fund will be made at least annually. Shareholders begin to earn dividends on the first business day after shares are purchased unless shares were not paid for, in which case dividends are not earned until the next business day after payment is received. Dividends and distributions are reinvested in additional shares of the same class of the respective Fund, or paid in cash as a shareholder has elected. See the respective Prospectuses of the Funds for further information concerning dividends and distributions.

After the Reorganization, shareholders of Davis Intermediate Fund who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from Evergreen Intermediate Fund reinvested in shares of Evergreen Intermediate Fund. Shareholders of Davis Intermediate Fund who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from Evergreen Intermediate Fund in cash after the Reorganization, although they may, after the Reorganization, elect to have such dividends and/or distributions reinvested in additional shares of Evergreen Intermediate Fund.

Each of Evergreen Intermediate Fund and Davis Intermediate Fund has qualified, and intends to continue to qualify in the future, to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). While so qualified, so long as each Fund distributes all of its net investment company taxable income and any net realized gains to shareholders, it is expected that a Fund will not be required to pay any federal income taxes on the amounts so distributed. A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

Risks

Because  the  investment  objectives  and  investment  strategies  of  Evergreen
Intermediate Fund are similar to those of Davis Intermediate Fund, the risks associated with the particular investment policies and strategies that each Fund are authorized to employ also are similar. There is no assurance that investment performance will be positive and that the Funds will meet their investment objectives. For a discussion of each Fund's objectives and policies, see "Comparison of Investment Objectives and Strategies of the Funds."

Each Fund invests in debt securities. The main risks of investing in debt securities are:

Interest Rate Risk. When interest rates go up, the value of debt securities tends to fall. Since the Funds both invest substantially all of their portfolios in debt securities, if interest rates rise, then the value of a shareholder's investment in the Funds may decline. When interest rates go down, interest earned by the Funds on their debt securities may also decline, which could cause the Funds to reduce the dividends they pay. Davis Intermediate Fund attempts to manage its interest rate sensitivity by maintaining an average maturity of between five and ten years. Evergreen Intermediate Fund attempts to manage its interest rate sensitivity by maintaining an average maturity of between three and seven years. At September 30, 1999, the average maturity of Evergreen Intermediate Fund's portfolio securities was 7.4 years and the average maturity of Davis Intermediate Fund's portfolio securities was 8.2 years.

Credit Risk. The value of a debt security is directly affected by the issuer's ability to repay principal and pay interest on time. Since the Funds invest in debt securities, the value of a shareholder's investment in the Funds may decline if an issuer fails to pay an obligation on a timely basis.

Below Investment Grade Security Risk. Below investment grade securities are commonly referred to as "junk bonds" or high yield, high risk securities because they are usually backed by issuers of less proven or questionable financial strength. Such issuers are more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields and risk. Markets may react to unfavorable news about issuers of below investment grade securities, causing sudden and steep declines in value.

In addition, issuers of below investment grade securities are likely to have a substantial amount of other debt. Most, if not all, of this other debt will be "senior" to the below investment grade securities; an issuer must be current on its senior obligations before it can pay lower- ranking obligations. In addition, some of the other debt may be secured by the issuer's primary assets. If the issuer defaults on those other debts, the lenders may seize their collateral -- possibly forcing the issuer into bankruptcy. Furthermore, such securities may also be difficult to resell because many investors do not want below investment grade securities, and others are prohibited from buying them.


Below investment grade securities are also subject to call or income risk, which is the possibility that securities with high interest rates will be prepaid (or called) by the issuer prior to maturity during periods of falling interest rates. This would require a Fund to invest the resulting proceeds elsewhere at generally lower interest rates.


Changes in Debt Rating. If a rating agency gives a security a low rating, the value of the security will decline because investors will demand a higher rate of return. Neither Fund is required to sell or otherwise dispose of any security that loses its rating or has its rating reduced after the Fund has purchased it.


Mortgage-Backed Securities Risk. Each Fund may invest in mortgage-backed and asset-backed securities. Early repayment of the mortgages or other collateral underlying these securities may expose a Fund to a lower rate of return when it reinvests the principal. The rate of prepayments will affect the price and volatility of the mortgage-backed security and may have the effect of shortening or extending the effective maturity beyond what the Fund anticipated at the time of purchase. In addition, asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Foreign Investment Risk. If either Fund invests in non-U.S. securities it could be exposed to certain unique risks of foreign investing. For example, political turmoil and economic instability in the countries in which the Fund invests could adversely affect the value of your investment. The foreign debt securities in which the Davis Intermediate Fund may invest will be denominated in U.S. dollars. Evergreen Intermediate Fund may invest in foreign securities denominated in foreign currencies. If the value of any foreign currency in which Evergreen Intermediate Fund's investments are denominated declines relative to the U.S. dollar, the value of an investment in the Fund may decline as well. Certain foreign countries have less developed and less regulated securities markets and accounting systems than the U.S. This may make it harder to get accurate information about a security or company, and increase the likelihood that an investment will not perform as well as expected.

Evergreen Intermediate Fund may engage in foreign currency transactions, therefore the value of the Fund's shares will be affected by changes in exchange rates. To manage this risk the Fund may enter into currency futures contracts and forward currency exchange contracts to hedge exchange rate risk. There is no assurance that the Fund will be successful hedging these risks or that it will not lose money hedging.

Derivatives Risk. Each Fund may invest in derivatives, including options, futures and options on futures. The market values of derivatives or structured securities may vary depending upon the manner in which the investments have been structured and may fluctuate much more rapidly and to a much greater extent than investments in other securities. As a result, the values of such investments may change at rates in excess of the rates at which traditional fixed income securities change and, depending on the structure of a derivative, could change in a manner opposite to the change in the market value of a traditional fixed income security.

                                          REASONS FOR THE REORGANIZATION


On November 19, 1999, EIMC, DSA, and Venture Advisors, Inc., DSA's sole general partner, executed an Asset Purchase Agreement providing for the purchase by EIMC of certain assets of DSA and Venture Advisors, Inc. relating to the Davis
Intermediate Fund (the "Asset Purchase Agreement"). Pursuant to the Asset Purchase Agreement, EIMC agreed to purchase from DSA certain assets including books and records, investment research reports and files, prepaid commissions relating to Class B and C shares, and lists of brokers and financial advisers. For the payment of assets other than deferred commissions, the purchase price will be based on a formula, which when calculated, will total approximately $357,000. For deferred commission assets, the purchase price will be based on book value. DSA also agreed not to engage in certain activities which might be detrimental to EIMC's continued management of Evergreen Intermediate Fund after the Reorganization.

The Evergreen Funds trace their roots to 1932 and EIMC's predecessor launched the first fixed-income mutual funds ever in 1935. Today, FUNB and its affiliates manage over $80 billion in assets for more than 3 million shareholders in over 70 different mutual funds, including 33 bond funds with $12 billion in assets (corporate bond-$5.9 billion, tax free bond-$5.0 billion, and specialty income-$1.0 billion). Evergreen Funds offer a wide array of fixed-income funds, from high quality to high yield, and from taxable to tax exempt, so investors can find well-diversified income funds whatever their goals.

The merger of Davis Intermediate Fund into Evergreen Intermediate Fund, a fund with similar investment policies and objectives, may lead to greater economies of scale, lower expenses and improved investment performance. The Evergreen Funds name may be more successful in attracting continuing shareholder investment. The resulting positive cash flows and resulting increase in net assets from additional shareholders may lead to greater economies of scale, lower expenses and improved investment performance. A positive cash flow from continuing shareholder investments would contribute to the Fund's investment performance by allowing the Fund to take advantage of investment opportunities and invest for the long-term by meeting routine shareholder redemptions from the sale of fund shares rather than by liquidating portfolio securities.

The  Reorganization  is  structured  to comply with the safe harbor  provided by
Section 15(f) of the 1940 Act which provides that in the event of a change of control of an investment adviser, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith under certain conditions. While the Reorganization does not involve a change in control of DSA, following the Section 15(f) conditions provides additional assurance that Davis Intermediate Fund shareholders will be treated fairly.

One condition imposed by Section 15(f) of the 1940 Act is that for three years thereafter, at least 75% of the board of directors of a surviving investment company are not "interested persons" of the company's investment adviser or of the investment adviser of the terminating investment company. The Board of Trustees of Evergreen Fixed Income Trust currently complies with this condition and intends to continue to comply with this condition for a period of three years after the Reorganization.


Another condition is that no "unfair burden" is imposed on the investment company as a result of the transactions or any terms, conditions or understandings applicable to them. The term "unfair burden" is considered under the 1940 Act to include any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser) or any "interested person" of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than fees for bona fide principal underwriting services). Davis Intermediate Investment Grade Bond Fund Inc.'s Board of Directors has been informed by DSA and EIMC that they were not aware of any circumstances relating to the Reorganization that might result in the imposition of an "unfair burden" on Davis Intermediate Fund.


Davis Intermediate Investment Grade Bond Fund, Inc.'s Board of Directors considered the proposed Reorganization at meetings held on September 24, 1999 and December 7, 1999 at which the Directors reviewed and discussed materials supplied by DSA and EIMC, and met with representatives of EIMC. The Directors relied upon counsel to the Independent Directors to assist them in their deliberations. The Board of Directors gave final approval to the Reorganization at the December 7, 1999 meeting.

The Board of Directors, including the Independent Directors, determined that the Reorganization is in the best interests of shareholders of Davis Intermediate Fund and that the interests of existing shareholders of Davis Intermediate Fund will not be diluted as a result of the transaction. The Board of Directors evaluated the potential economies of scale associated with larger mutual funds. As of September 30, 1999 Evergreen Intermediate Fund's net assets were approximately $166.2 million and Davis Intermediate Fund's net assets were approximately $41 million.

In approving the Plan, the Board of Directors of Davis Intermediate Investment Grade Bond Fund, Inc. (including the Independent Directors voting separately) considered the following factors, among others:

(i)      The Asset Purchase arrangements;

(ii)     The terms and conditions of the Reorganization;

(iii) The fact that shareholder interests will not be diluted as a result of the Reorganization;

(iv) The expected federal income tax consequences of the Reorganization (the Reorganization is structured to qualify as a tax-free exchange);

(v) The similarity and compatibility of the two Funds' investment objectives and policies;

(vi) The   investment   advisory  and  other  fees  and  expenses  of  Evergreen
     Intermediate Fund and Davis Intermediate Fund;

(vii) The potential economies of scale associated with larger mutual funds and the operational efficiencies that may be achieved by combining Evergreen Intermediate Fund and Davis Intermediate Fund;

(viii)  The  investment  experience,   expertise  and  resources  of  EIMC,  the
        investment adviser for Evergreen Intermediate Fund;

(ix) The service and distribution resources available to the Evergreen Funds and the broad array of investment alternatives available to shareholders of the Evergreen Funds;

(x) The personnel and financial resources of First Union Corporation (the parent of EIMC) and its affiliates;


(xi) The fact that EIMC has contractually agreed for a period of two years to limit the Fund's Annual Operating Expenses (see "Comparison of Fees and Expenses");

(xii) The fact that Evergreen Intermediate Fund will assume the identified liabilities of Davis Intermediate Fund; and

(xiii) The fact that DSA will bear the expenses incurred by Davis Intermediate Fund in connection with the Reorganization and that FUNB will bear the expenses incurred by Evergreen Intermediate Fund in the Reorganization.

After consideration of the factors listed above, together with other factors and information considered to be relevant, Davis Intermediate Investment Grade Bond Fund, Inc.'s Board of Directors unanimously approved the Plan and directed that the Plan be submitted to the shareholders of Davis Intermediate Fund for approval.

         THE DIRECTORS OF DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND,
          INC. RECOMMEND THAT THE SHAREHOLDERS OF THE FUND APPROVE THE
                            PROPOSED REORGANIZATION.

The Trustees of Evergreen Fixed Income Trust also concluded at a meeting on December 6, 1999 that the proposed Reorganization would be in the best interests of shareholders of Evergreen Intermediate Fund and that the interests of the shareholders of Evergreen Intermediate Fund would not be diluted as a result of the transactions contemplated by the Reorganization.

Agreement and Plan of Reorganization

The following summary is qualified in its entirety by reference to the Plan (Exhibit A hereto).


The Plan provides that Evergreen Intermediate Fund will acquire all of the assets of Davis Intermediate Fund in exchange for shares of Evergreen
Intermediate Fund and the assumption by Evergreen Intermediate Fund of the identified liabilities of Davis Intermediate Fund on or about March 17, 2000 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, Davis Intermediate Fund will endeavor to discharge all of its known liabilities and obligations. Evergreen Intermediate Fund will not assume any liabilities or obligations of Davis Intermediate Fund other than those reflected in an unaudited statement of assets and liabilities of Davis Intermediate Fund prepared as of the close of regular trading on the NYSE, currently 4:00 p.m. Eastern time, on the business day immediately prior to the Closing Date. The aggregate net asset value of the Evergreen Intermediate Fund shares received will equal the aggregate net asset value of each shareholder's Davis Intermediate Fund shares. The number of shares of each class of Evergreen Intermediate Fund received by the shareholders of Davis Intermediate Fund will be determined by multiplying the respective outstanding class of shares of Davis Intermediate Fund by a figure which shall be computed by dividing the net asset value per share of the respective class of shares of Davis Intermediate Fund by the net asset value per share of the respective class of shares of Evergreen Intermediate Fund. Such computations will take place as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

State Street Bank and Trust Company, the custodian for both Funds, will compute the value of Davis Intermediate Fund's portfolio securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of Evergreen Intermediate Fund, Rule 22c-1 under the 1940 Act, and with the interpretations of such Rule by the SEC's Division of Investment Management.

At or prior to the Closing Date, Davis Intermediate Fund will have declared a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Fund's shareholders (in shares of the Fund, or in cash, as the shareholder has previously elected) all of the Fund's net investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

As soon after the Closing Date as conveniently practicable, Davis Intermediate Fund will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional shares of Evergreen Intermediate Fund received by Davis Intermediate Fund. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of the Fund's shareholders on Evergreen Intermediate Fund's share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Evergreen Intermediate Fund due to the Fund's shareholders. All issued and outstanding shares of Davis Intermediate Fund, including those represented by certificates, will be canceled. The shares of Evergreen Intermediate Fund to be issued will have no preemptive or conversion rights. After these distributions and the winding up of its affairs, Davis Intermediate Fund will be terminated.


The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval by Davis Intermediate Fund's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel and tax advisers, including opinions with respect to those matters referred to in "Federal Income Tax Consequences" below. Notwithstanding approval of Davis Intermediate Fund's shareholders, the Plan may be terminated (a) by the mutual agreement of Davis Intermediate Fund and Evergreen Intermediate Fund; or (b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or
(ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.


The expenses of Davis Intermediate Fund and Evergreen Intermediate Fund in connection with the Reorganization (including the cost of any proxy soliciting agent) will be borne by DSA and FUNB, respectively, whether or not the Reorganization is consummated. No portion of such expenses will be borne directly or indirectly by Davis Intermediate Fund, or Evergreen Intermediate Fund or their shareholders.

If the Reorganization is not approved by shareholders of Davis Intermediate Fund, Davis Intermediate Investment Grade Bond Fund, Inc.'s Board of Directors will consider other possible courses of action in the best interests of shareholders.

Federal Income Tax Consequences

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Code. As a condition to the closing of the Reorganization, Davis Intermediate Fund will receive an opinion of KPMG LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of the Reorganization:

 (1) The transfer of all of the assets of Davis Intermediate Fund solely in exchange for shares of Evergreen Intermediate Fund and the assumption by Evergreen Intermediate Fund of the identified liabilities of Davis Intermediate Fund, followed by the distribution of Evergreen Intermediate Fund's shares by Davis Intermediate Fund in dissolution and liquidation of Davis Intermediate Fund, will constitute a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and Evergreen Intermediate Fund and Davis Intermediate Fund will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

(2) No gain or loss will be recognized by Davis Intermediate Fund on the transfer of all of its assets to Evergreen Intermediate Fund solely in exchange for Evergreen Intermediate Fund shares and the assumption by Evergreen Intermediate Fund of the identified liabilities of Davis Intermediate Fund or upon the distribution of Evergreen Intermediate Fund's shares to Davis
Intermediate Fund's shareholders in exchange for their shares of Davis Intermediate Fund;

(3) The tax basis of the assets transferred will be the same to Evergreen Intermediate Fund as the tax basis of such assets to Davis Intermediate Fund immediately prior to the Reorganization, and the holding period of such assets in the hands of Evergreen Intermediate Fund will include the period during which the assets were held by Davis Intermediate Fund;

(4) No gain or loss will be recognized by Evergreen Intermediate Fund upon the receipt of the assets from Davis Intermediate Fund solely in exchange for the shares of Evergreen Intermediate Fund and the assumption by Evergreen Intermediate Fund of the identified liabilities of Davis Intermediate Fund;

(5) No gain or loss will be recognized by Davis Intermediate Fund's shareholders upon the issuance of the shares of Evergreen Intermediate Fund to them, provided they receive solely such shares (including fractional shares) in exchange for their shares of Davis Intermediate Fund; and

(6) The aggregate tax basis of the shares of Evergreen Intermediate Fund, including any fractional shares, received by each of the shareholders of Davis Intermediate Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of Davis Intermediate Fund held by such shareholder immediately prior to the Reorganization. The holding period of the shares of Evergreen Intermediate Fund, including fractional shares, received by each such shareholder will include the period during which the shares of Davis Intermediate Fund exchanged therefor were held by such shareholder (provided that the shares of Davis Intermediate Fund were held as a capital asset on the Closing Date).


Opinions of tax advisers are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of Davis Intermediate Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Fund shares and the fair market value of Evergreen Intermediate Fund shares he or she received. Shareholders of Davis Intermediate Fund should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders of Davis Intermediate Fund should also consult their tax advisers as to the state and local tax consequences, if any, of the Reorganization.


Any capital loss carryforwards of Davis Intermediate Fund will be available to Evergreen Intermediate Fund to offset capital gains recognized after the Reorganization, subject to limitations imposed by the Code. These limitations provide generally that the amount of loss carryforward which may be used in any year following the closing is an amount equal to the value of all of the outstanding stock of Davis Intermediate Fund immediately prior to the Reorganization, multiplied by a long-term tax-exempt bond rate determined monthly by the Internal Revenue Service. A capital loss carryforward may generally be used without any limit to offset gains recognized during the five year period beginning on the date of the Reorganization on the sale of assets transferred by Davis Intermediate Fund to Evergreen Intermediate Fund pursuant to the Reorganization, to the extent of the excess of the value of any such asset on the Closing Date over its tax basis.

Pro-forma Capitalization


The following table sets forth the capitalizations of Evergreen Intermediate Fund and Davis Intermediate Fund as of December 31, 1999, and the capitalization of Evergreen Intermediate Fund on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 0.44, 0.44, 0.44 and 0.44 of a Class A, B, C and Y share of Evergreen Intermediate Fund issued for each corresponding Class A, B, C and Y share, respectively, of Davis Intermediate Fund.



                      Capitalization of Davis Intermediate Fund, Evergreen Intermediate Fund
                                    and Evergreen Intermediate Fund (Pro Forma)


                                                                                      Evergreen
                                       Davis                   Evergreen              Intermediate Fund
                                       Intermediate            Intermediate           (After
                                       Fund                    Fund                   Reorganization)
                                       --------------------    ----------------       ---------------

Net Assets

  Class A shares:                      $13,369,469             $88,492,103            $101,861,572
  Class B shares:                      $15,188,073             $  9,514,635           $  24,702,708
  Class C shares:                      $3,394,887              $  4,124,255
  Class Y shares:                      $3,750,840              $46,594,815            $    7,519,142
                                        --------------          ---------------       $  50,345,655



                                                                                      ----------
                                                                                      ------
Total Net Assets                                               $148,725,808           $184,429,077
                                       $35,703,269

Net Asset Value Per
Share

  Class A shares:                                              $8.33                  $8.33
  Class B shares:                                              $8.33                  $8.33
  Class C shares:                                              $8.33                  $8.33
  Class Y shares:                                              $8.33                  $8.33




                                       $3.67
                                       $3.64
                                       $3.67
                                       $3.69



                                                                            -37-





Shares Outstanding

  Class A shares:                                              10,617,592             12,220,685
  Class B shares:                      3,638,630                1,141,604              2,962,524
  Class C shares:                                                 494,828                902,471
  Class Y shares:                      4,167,103                5,590,583              6,040,480
                                         925,251             --------------         --------------
                                       1,015,621
                                       ------------
All Classes                            9,746,605               17,844,607             22,126,160



The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.

Shareholder Information

As of January 10, 2000 (the "Record Date"), the following number of each class of shares of Davis Intermediate Fund was outstanding:


                                                                                          Voting Power (one
                                             Number of             Net Asset Value        vote for each $ of

Class of Shares                              Shares                Per Share              NAV)
---------------                              -------------         -------------------    ----

  Class A shares:                            3,601,475             $3.63                  13,073,354
  Class B shares:                                                  $3.60                  14,078,326
  Class C shares:                                                  $3.62                    2,567,409
  Class Y shares:                            3,910,646             $3.64                    3,720,379
                                                                                          -----------

                                               709,229
                                             1,022,082
All Classes                                  9,243,432                                    33,439,468


As of December 31, 1999, the officers and Directors of Davis Intermediate Investment Grade Bond Fund, Inc. beneficially owned as a group less than 1% of the outstanding shares of Davis Intermediate Fund. To Davis Intermediate Fund's knowledge, the following persons owned beneficially or of record more than 5% of any class of Davis Intermediate Fund's outstanding shares as of December 31, 1999:




                                                                           Percentage of          Percentage of
                                                                           Shares of Class        Shares of
                                                                           Before                 Class After
Name and Address                                    No. of Shares          Reorganization         Reorganization
----------------                                    -------------          --------------         --------------

Class A shares

Merrill Lynch Pierce Fenner & Smith                       221,205          6.08%                  1.81%
Mutual Fund Operations
4800 Deerlake Drive East, 2nd Floor

Jacksonville, FL  32246-6484
Class B shares

Merrill Lynch Pierce Fenner & Smith                                        28.89%                 40.90%
Mutual Fund Operations                              1,211,704
4800 Deerlake Drive East, 2nd Floor

Jacksonville, FL  32246-6484
Class C shares

Merrill Lynch Pierce Fenner & Smith                                        33.34%                 34.18%
Mutual Fund Operations                              308,444
4800 Deerlake Drive East, 2nd Floor

Jacksonville, FL  32246-6484
Class Y shares

Naidot & Co.                                                               97.54%                 16.40%
Bessemer Trust Company                              990,669
100 Woodbridge Ctr. Drive

Woodbridge, NJ  07095-1125

              COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES OF THE FUNDS

The following discussion is based upon and qualified in its entirety by the descriptions of the respective investment objectives, strategies, policies and restrictions set forth in the respective Prospectuses and Statement of Additional Information of the Funds.


The investment objectives, strategies, policies and restrictions of Evergreen Intermediate Fund can be found in the Prospectus of Evergreen Intermediate Fund under the captions "Investment Goal," "Investment Strategy" and "Other Fund Practices" and in the

Statement of Additional Information under the captions "Investment Policies" and "Other Securities and Practices."


The investment objectives, policies and restrictions of Davis Intermediate Fund can be found in the Prospectus of the Fund under the caption "Investment Objectives and Strategy" and in the Statement of Additional Information under the captions "Investment Objectives and Policies, " "Other Investment Policies," and "Investment Restrictions."

The investment objectives of Davis Intermediate Fund are fundamental and may only be changed by a vote of shareholders. The investment objectives of Evergreen Intermediate Fund are non-fundamental and can be changed by the Board of Trustees without shareholder approval.


The investment objectives and investment strategies of Evergreen Intermediate Fund are similar to those of Davis Intermediate Fund. Evergreen Intermediate Fund seeks current income by investing primarily in a broad range of investment quality debt securities. As a secondary objective, the Fund seeks to protect capital. Where appropriate, the Fund will take advantage of opportunities to realize capital appreciation. Davis Intermediate Fund seeks primarily to achieve a high level of current income. Secondarily, the Fund seeks capital growth so long as such objective is consistent with the Fund's primary objective.

Each Fund pursues its investment objectives as follows:

Evergreen Intermediate Fund. Evergreen Intermediate Fund normally invests at least 80% of its assets in debt securities including U.S. Treasury bills, notes and bonds; mortgage-backed securities (issued by the U.S. government, its agencies or instrumentalities or by private issuers); corporate debt securities; and commercial paper. The Fund's debt securities may also include fixed and adjustable-rate or stripped bonds, debentures, notes, equipment trust certificates and debt securities convertible into, or exchangeable for, preferred or common stock. The Fund may also invest in units, which are debt securities with stock or warrants to buy stock attached, and preferred stock.

Under ordinary circumstances, the Fund expects to invest at least 65% of its assets in bonds and debentures. The Fund will invest in investment grade securities that, at the time of investment, are rated within the four highest grades by S&P, Moody's or Fitch, or if not rated or rated under a different system, are of comparable quality to obligations so rated, as determined by its investment adviser. The Fund may invest up to 25% of its assets in below-investment grade securities having a rating range of BB to CCC by S&P and Fitch and Ba to Caa by Moody's or, if unrated or rated under a different system, believed by its investment adviser to be of comparable quality.

The Fund may also invest up to 50% of its assets in securities that are principally traded in securities markets located outside the United States. The Fund may invest in foreign securities or securities denominated in or indexed to foreign currencies.

The Fund currently expects that the dollar weighted average maturity of its investments will range from three to seven years. However, the Fund may invest in securities with remaining maturities of ten years or less. When purchasing securities, the Fund considers the ratings of S&P, Moody's and Fitch, as well as the preservation of capital, the potential for realizing capital appreciation, maturity and yield to maturity. The Fund will adjust its investments in particular securities or in types of debt securities in response to its appraisal of changing economic conditions and trends. The Fund may sell one security and purchase another security of comparable quality and maturity to take advantage of what it believes to be short-term differentials in market values or yield disparities.

The Fund may invest up to 20% of its assets under ordinary circumstances in high quality money market instruments including commercial paper, notes, certificates of deposit or bankers' acceptances, or U.S. government securities.

Davis Intermediate Fund. Under normal market conditions, the Fund invests at least 65% of its total assets in U.S. dollar-denominated investment grade debt securities, including corporate bonds and debt issued by the U.S. government, its agencies and instrumentalities. The Fund invests primarily in a broad range of investment grade corporate bonds. The Fund may also invest up to 35% of its total assets in high yield, high risk securities.

Under normal market conditions, the Fund maintains an average maturity of five to ten years. The Fund will also invest in securities of varying other maturities including short-term (bonds with maturities of less than five years) and long-term (bonds with maturities greater than ten years).

Each Fund may temporarily invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Funds' principal investment strategies and investment goals and, if employed, could result in a lower return and loss of market opportunity.

Because the two Funds have similar investment objectives and investment strategies, it is not anticipated that the portfolio securities of Davis Intermediate Fund will be sold in significant amounts in order to comply with the policies and investment practices of Evergreen Intermediate Fund.

The characteristics of each investment policy and the associated risks are described in the Funds' respective Prospectuses and Statements of Additional Information. The Funds have other investment policies and restrictions which are also set forth in the Prospectuses and Statements of Additional Information of the Funds.

                      COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

Forms of Organization

Evergreen Intermediate Fund is a series of Evergreen Fixed Income Trust, a Delaware business trust. Davis Intermediate Fund is the only series of Davis Intermediate Investment Grade Bond Fund, Inc., a Maryland corporation. Both Evergreen Fixed Income Trust and Davis Intermediate Investment Grade Bond Fund, Inc. are open-end management investment companies registered with the SEC under the 1940 Act, which continuously offer shares to the public. Evergreen Fixed Income Trust is governed by its Declaration of Trust, By-Laws and a Board of Trustees. Davis Intermediate Investment Grade Bond Fund, Inc. is governed by its Articles of Incorporation, By-Laws, and a Board of Directors. Each entity is also governed by applicable Delaware or Maryland and federal law.

Capitalization


The beneficial interests in Evergreen Intermediate Fund are represented by an unlimited number of transferable shares of beneficial interest, $.001 par value per share. The beneficial interests in Davis Intermediate Fund are represented by 1 billion authorized shares with a par value of $0.05 per share. Both Evergreen Fixed Income Trust's Agreement and Declaration of Trust and Davis Intermediate Investment Grade Bond Fund Inc.'s Articles of Incorporation permit the respective Boards to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the respective Boards, all without shareholder approval. Fractional shares may be issued by either Fund. Each Fund's shares represent equal proportionate interests in the assets belonging to the Fund. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the respective Boards. Shareholders of each Fund vote separately, by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class. Shareholders of each Fund vote by Fund as to matters, such as approval of or amendments to investment advisory agreements or proposed reorganizations, that affect only their particular Fund.


Shareholder Liability


Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. Other than a limited number of states, no similar statutory or other authority limiting business trust shareholder liability exists in any other state. As a result, to the extent that Evergreen Fixed Income Trust or a shareholder is subject to the jurisdiction of courts in those states, it is possible that a court may not apply Delaware law, and may thereby subject shareholders of Evergreen Fixed Income Trust to liability. To guard against this risk, the Declaration of Trust of Evergreen Fixed Income Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of Evergreen Fixed Income Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of Evergreen Fixed Income Trust is remote.

Under Maryland corporate law shareholders are not held personally liable for the obligations of the corporation. Similar statutory authority limiting corporate shareholder liability exists in every state within the United States. As a result, shareholders in every jurisdiction should be protected against being held personally liable for the corporation's liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote.

Shareholder Meetings and Voting Rights

Neither Evergreen Fixed Income Trust on behalf of Evergreen Intermediate Fund nor Davis Intermediate Investment Grade Bond Fund, Inc. on behalf of Davis Intermediate Fund is required to hold annual meetings of shareholders. However, each is required to call a meeting of shareholders for the purpose of electing Trustees or Directors if, at any time, less than a majority of the Trustees or Directors then holding office were elected by shareholders. Neither Fund permits cumulative voting, therefore, the holders of more than 50% of the voting power of the Fund can elect all of the Trustees or Directors of the Trust or Fund, respectively. Neither Evergreen Fixed Income Trust nor Davis Intermediate Investment Grade Bond Fund, Inc. currently intends to hold regular shareholder meetings.


Except when a larger quorum is required by applicable law, with respect to Evergreen Intermediate Fund, twenty-five percent (25%) of the outstanding shares entitled to vote, and with respect to Davis Intermediate Fund, a majority of the outstanding voting shares entitled to vote constitutes a quorum for consideration of such matter. For either Fund, a majority of the votes cast and entitled to vote is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940
Act).


Both Funds provide that each share of the respective Fund will be entitled to one vote for each dollar of net asset value applicable to each share.

Liquidation

In the event of the liquidation of Davis Intermediate Fund or Evergreen Intermediate Fund, the shareholders are entitled to receive, when and as declared by the respective Boards, the excess of the assets belonging to such Fund or attributable to the class over the liabilities belonging to the Fund or attributable to the class. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of a class of the Fund held by them and recorded on the books of the Fund.

Liability and Indemnification of Directors or Trustees

Davis Intermediate Investment Grade Bond Fund Inc.'s Articles of Incorporation provide that a Director shall be liable only for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, and shall not be liable for errors of judgment or mistakes of fact or law. Davis Intermediate Investment Grade Bond Fund Inc.'s Articles of Incorporation also provide that Directors and officers are entitled to indemnification against liabilities and expenses with respect to claims related to their position with the corporation unless it has been determined that such Director or officer acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.


Under the Declaration of Trust of Evergreen Fixed Income Trust, a Trustee is liable to the Trust and its shareholders only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee's functions. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee
(i) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties; and (iii) in a criminal proceeding, had reasonable cause to believe that such Trustee's conduct was unlawful (collectively, "disabling conduct"). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. The Trust may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of Evergreen Fixed Income Trust, the Articles of Incorporation of Davis Intermediate Investment Grade Bond Fund, Inc., Delaware and Maryland law and is not a complete description of those documents or law. Shareholders should refer to the provisions of the Agreement and Declaration of Trust, Articles of Incorporation, Delaware and Maryland law directly for more complete information.

                                              ADDITIONAL INFORMATION

 Evergreen Intermediate Fund. Information concerning the operation and management of Evergreen Intermediate Fund is incorporated herein by reference from the Prospectus dated November 1, 1999, a copy of which is enclosed, and Statement of Additional Information of the same date. A copy of such Statement of Additional Information is available upon request and without charge by writing to Evergreen Intermediate Fund at the address listed on the cover page of this Prospectus/Proxy Statement or by calling the Fund toll-free at 1-800-343-2898.

Davis Intermediate Fund. Information about the Fund is included in its current Prospectuses dated August 2, 1999, and in the Statement of Additional Information of the same date, that have been filed with the SEC, all of which are incorporated herein by reference. Copies of the Prospectuses and Statement of Additional Information are available upon request and without charge by writing to Davis Intermediate Fund at the address listed on the cover page of this Prospectus/Proxy Statement or by calling the Fund toll-free at 1-800-279-0279.

Evergreen Intermediate Fund and Davis Intermediate Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material, and charter documents with the SEC. These items can be inspected and copies obtained at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the SEC's Regional offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511 and Seven World Trade Center, Suite 1300, New York, New York 10048.

The SEC maintains a Web site (http://www.sec.gov) that contains each Fund's Statement of Additional Information and other material incorporated by reference herein together with other information regarding Evergreen Intermediate Fund and Davis Intermediate Fund.

                                     VOTING INFORMATION CONCERNING THE MEETING


This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Directors of Davis Intermediate Investment Grade Bond Fund, Inc. to be used at the Special Meeting of Shareholders to be held at 10:00 a.m., March 17, 2000, at the Fund's offices, 124 East Marcy Street, Santa Fe, New Mexico, 87501, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of Davis Intermediate Fund on or about January 28, 2000. Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The holders of a majority of the outstanding voting power (each eligible outstanding share is entitled to one vote for each dollar of net asset value) at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting.


If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate. Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and
(ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will have the effect of being counted as votes against the Plan which must be approved by a majority of the outstanding voting power entitled to vote.

 Each share present and entitled to vote shall be accorded one vote for each dollar of net asset value and each fractional share is entitled to a proportionate share of one vote. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of Davis Intermediate Investment Grade Bond Fund, Inc. at the address set forth on the cover of this Prospectus/Proxy Statement. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

Approval of the Plan will require the affirmative vote of a majority of the outstanding voting power entitled to vote, with all classes voting together as a single class at the Meeting at which a quorum of the Fund's shares is present.


Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone or personal solicitations conducted by officers and employees of EIMC or DSA, their affiliates or other representatives of Davis Intermediate Fund (who will not be paid for their solicitation activities). D.F. King & Co. and its agents have been engaged by Davis Intermediate Fund to assist in soliciting proxies. DSA (and not the Funds) will pay for their proxy soliciting activities.

If you wish to participate in the Meeting, you may submit the proxy card included with this Prospectus/Proxy Statement, vote by fax, vote by telephone, vote via the Internet (if applicable) or attend in person. Any proxy given by you is revocable.

In the event that sufficient votes to approve the Reorganization are not received by March 17, 2000, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.


A shareholder who objects to the proposed Reorganization will not be entitled under either Maryland law or the Articles of Incorporation of Davis Intermediate Investment Grade Bond Fund, Inc. to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Reorganization is consummated, shareholders will be free to redeem the shares of Evergreen
Intermediate Fund which they receive in the transaction at their then-current net asset value. Shares of Davis Intermediate Fund may be redeemed at any time prior to the consummation of the Reorganization. Shareholders of Davis Intermediate Fund may wish to consult their tax advisers as to any differing consequences of redeeming Fund shares prior to the Reorganization or exchanging such shares in the Reorganization.

Davis Intermediate Fund does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of Davis Intermediate Investment Grade Bond Fund, Inc. at the address set forth on the cover of this Prospectus/Proxy Statement such that they will be received by the Fund in a reasonable period of time prior to any such meeting.

The votes of the shareholders of Evergreen Intermediate Fund are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

          NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR
                                    NOMINEES.

Please advise Davis Intermediate Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Prospectus/Proxy Statement needed to supply copies to the beneficial owners of the respective shares.

                          FINANCIAL STATEMENTS AND EXPERTS

The Annual Report of Evergreen Intermediate Fund as of June 30, 1999 and the financial highlights and financial statements for the periods indicated therein, have been incorporated by reference herein and in the Registration Statement in reliance upon the report of KPMG LLP, independent certified public accountants, incorporated by reference herein, and upon the authority of said firm as experts in auditing and accounting.

The Annual Report of Davis Intermediate Fund as of March 31, 1999 and the financial highlights and financial statements for the two years then ended, have been incorporated by reference herein and in the Registration Statement in reliance upon the report of KPMG LLP, independent certified public accountants, incorporated by reference herein, and upon the authority of said firm as experts in auditing and accounting.

                                                   LEGAL MATTERS

Certain   legal  matters   concerning   the  issuance  of  shares  of  Evergreen
Intermediate Fund will be passed upon by Sullivan & Worcester LLP, Washington, D.C.

                                                  OTHER BUSINESS

The Directors of Davis Intermediate Investment Grade Bond Fund, Inc. do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

THE DIRECTORS OF DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC. RECOMMEND APPROVAL OF THE PLAN, AND ANY UNMARKED PROXIES

WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.


January    20, 2000

                                                                     EXHIBIT A

                           AGREEMENT AND PLAN OF REORGANIZATION


         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 7th day of January, 2000, by and between Evergreen Fixed Income Trust, a Delaware business trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Trust"), with respect to its Evergreen Intermediate Term Bond Fund series (the "Acquiring Fund"), and Davis Intermediate Investment Grade Bond Fund, Inc., a Maryland corporation with its principal place of business at 124 East Marcy Street, Santa Fe, New Mexico 87501 ("Davis"), with respect to its Davis Intermediate Investment Grade Bond Fund series (the "Selling Fund").


         This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class A, Class B, Class C and Class Y shares of beneficial interest, $.001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

         WHEREAS, both Funds are authorized to issue their shares of beneficial interest or shares of common stock, as the case may be;

         WHEREAS, the Trustees of the Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of the identified liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund's shareholders;

         WHEREAS, the Directors of Davis have determined that the Selling Fund should exchange all of its assets and the identified liabilities for Acquiring Fund Shares and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the transactions contemplated herein;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                        ARTICLE I

             TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
            THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
                 LIABILITIES AND LIQUIDATION OF THE SELLING FUND

         1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefor (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume the identified liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

         1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

         The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The Selling Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

         The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Selling Fund with a list of the securities, if any, on the Selling Fund's list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. The Selling Fund will, within a reasonable period of time (not less than 30 days) prior to the Closing Date, furnish the Acquiring Fund with a list of its portfolio securities and other investments. In the event that the Selling Fund holds any investments that the Acquiring Fund may not hold, the Selling Fund, if requested by the Acquiring Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Selling Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund, such disposition would adversely affect the tax-free nature of the Reorganization or would violate the Selling Fund's fiduciary duty to its shareholders.

         1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Selling Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund.

         In addition, upon completion of the Reorganization, for purposes of calculating the maximum amount of sales charges (including asset based sales charges) permitted to be imposed by the Acquiring Fund under the National Association of Securities Dealers, Inc. Conduct Rule 2830 ("Aggregate NASD Cap"), the Acquiring Fund will add to its Aggregate NASD Cap immediately prior to the Reorganization the Aggregate NASD Cap of the Selling

Fund immediately prior to the Reorganization, in each case calculated in accordance with such Rule 2830.

         1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

         1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement on Form N-14 which has been distributed to shareholders of the Selling Fund as described in paragraph 4.1(o).

         1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

     1.8 TERMINATION. The Selling Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                   ARTICLE II

                                    VALUATION

         2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectuses and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectuses and statement of additional information.

         2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to each of its classes by the net asset value per share of the respective classes of the Acquiring Fund determined in accordance with paragraph 2.2. Holders of Class A, Class B, Class C and Class Y shares of the Selling Fund will receive Class A, Class B, Class C and Class Y shares, respectively, of the Acquiring Fund.

     2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                                    ARTICLE III

                                             CLOSING AND CLOSING DATE


     3.1 CLOSING DATE. The closing of the Reorganization (the "Closing") shall take place on or about March 17, 2000 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

         3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.3 TRANSFER AGENT'S CERTIFICATE. State Street Bank and Trust Company, as transfer agent for the Selling Fund at the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause Evergreen Service Company, its transfer agent, to issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of Davis or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.


                                                    ARTICLE IV

                                          REPRESENTATIONS AND WARRANTIES

         4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

                  (a) The Selling Fund is a separate investment series of a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland.

                  (b) The Selling Fund is a separate investment series of a Maryland corporation that is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

                  (c) The current prospectuses and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of Davis' Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

                  (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

                  (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                  (g) The unaudited semi-annual financial statements of the Selling Fund at September 30, 1999 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

                  (h) Since September 30, 1999 there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

                  (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

                  (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor is there outstanding any security convertible into any of the Selling Fund shares.

                  (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

                  (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (n) The information furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (o) The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the "Prospectus/Proxy Statement"), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. The Prospectus/Proxy Statement included in the Registration Statement (other than information therein that relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

         4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

                  (a) The Acquiring Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  (b) The Acquiring Fund is a separate investment series of a Delaware business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) The current prospectuses and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                  (f) The financial statements of the Acquiring Fund at June 30, 1999 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

                  (g) Since June 30, 1999 there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

                  (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

                  (j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                  (k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the
Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling

Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

                  (m) The information furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

                  (n) The Prospectus/Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                  (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                    ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

         5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.


     5.2 APPROVAL BY SHAREHOLDERS. Davis will call a meeting of the shareholders of the Selling Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.3 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

         5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

         5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by KPMG LLP and certified by Davis' President or Vice President and Treasurer.

         5.7 CAPITAL LOSS CARRYFORWARDS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquiring Fund and the Selling Fund shall cause KPMG LLP to issue a letter addressed to the Acquiring Fund and the Selling Fund, in form and substance satisfactory to the Funds, setting forth the federal income tax implications relating to capital loss carryforwards (if any) of the Selling Fund.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

         The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by the Trust's President or Vice

President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

         6.2 The Selling Fund shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

                  (a) The Acquiring Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate investment series of a Delaware business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights in respect thereof.

                  (e) The Registration Statement, to such counsel's knowledge, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust's Declaration of Trust or By-Laws or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

                  (g) Only  insofar as they relate to the  Acquiring  Fund,  the descriptions in the Prospectus/Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (h) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (i) To  the  knowledge  of  such  counsel,  no  litigation  or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

         Such counsel shall also state that they have participated in conferences with officers and other representatives of the Acquiring Fund at which the contents of the Prospectus/Proxy Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus/Proxy Statement (except to the extent indicated in paragraph (g) of their above opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of the Trust's officers and other representatives of the Acquiring Fund), no facts have come to their attention that lead them to believe that the Prospectus/Proxy Statement as of its date, as of the date of the meeting of the shareholders of the Selling Fund, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Acquiring Fund or necessary, in the light of the circumstances under which they were made, to make the statements therein regarding the Acquiring Fund not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or any financial or statistical data, or as to the information relating to the Selling Fund, contained in the Prospectus/Proxy Statement or the Registration Statement, and that such opinion is solely for the benefit of Davis and the Selling Fund.

         Such opinion shall contain such assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

         In this paragraph 6.2, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                   ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by Davis' President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

         7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of Davis.

         7.3 The Acquiring Fund shall have received on the Closing Date an opinion of D'Ancona & Pflaum, LLC, counsel to the Acquiring Fund, in a form satisfactory to the Acquiring Fund covering the following points:

                  (a) The Selling Fund is a separate investment series of a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate investment series of a Maryland corporation registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Davis' Articles of Incorporation or By-laws, or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the

Selling Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

                  (f) Only insofar as they relate to the Selling Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and government proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (g) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Selling Fund existing on or before the effective date of the Registration Statement or the Closing Date, required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (h) To  the  knowledge  of  such  counsel,  no  litigation  or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Selling Fund or any of its respective properties or assets and the Selling Fund is neither a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Prospectus/Proxy Statement.

                  (i) Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable.

         Such counsel shall also state that they have participated in conferences with officers and other representatives of the Selling Fund at which the contents of the Prospectus/Proxy Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus/Proxy Statement (except to the extent indicated in paragraph (f) of their above opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of Davis' officers and other representatives of the

Selling Fund), no facts have come to their attention that lead them to believe that the Prospectus/Proxy Statement as of its date, as of the date of the meeting of the shareholders of the Selling Fund, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Selling Fund or necessary, in the light of the circumstances under which they were made, to make the statements therein regarding the Selling Fund not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or any financial or statistical data, or as to information relating to the Acquiring Fund, contained in the Prospectus/Proxy Statement or Registration Statement, and that such opinion is solely for the benefit of the Trust and the Acquiring Fund.

         Such opinion shall contain such other assumptions and limitations as shall be in the opinion of D'Ancona & Pflaum, LLC appropriate to render the opinions expressed therein, and shall indicate, with respect to matters of Maryland law that as D'Ancona & Pflaum, LLC are not admitted to the bar of Maryland, such opinions are based either upon the review of published statutes, cases and rules and regulations of the State of Maryland or upon an opinion of Maryland counsel.

         In this paragraph 7.3, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                  ARTICLE VIII

          FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
                            FUND AND THE SELLING FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of Davis' Articles of Incorporation and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund or the Selling Fund may waive the conditions set forth in this paragraph 8.1.

         8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 The transactions contemplated by the Asset Purchase Agreement by and among Evergreen Asset Management Company, Davis Selected Advisers, L.P. and Venture Advisers, Inc. shall be completed prior to or on the Closing Date.

         8.6 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Selling Fund all of the Selling Fund's net investment company taxable income for all taxable periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carryforward).

         8.7 The parties shall have received a favorable opinion of KPMG LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that for federal income tax purposes:

                  (a) The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares to the Selling Fund Shareholders in dissolution and liquidation of the Selling Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of
Section 368(b) of the Code.

                  (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund.

                  (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

                  (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

                  (e) The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

                  (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the

Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

         Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.7.

         8.8 The Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

                  (a) they are independent certified public accountants with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund;

                  (c) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the pro forma financial statements that are included in the Registration Statement and Prospectus/Proxy Statement agree to the underlying accounting records of the Acquiring Fund and the Selling Fund or with written estimates provided by each Fund's management, and were found to be mathematically correct; and

                  (d) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by the Selling Fund's management and were found to be mathematically correct.

         In addition, unless waived by the Acquiring Fund, the Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the net asset value per share of the Selling Fund as of the Valuation Date was computed and the valuation of the portfolio was consistent with the valuation practices of the Acquiring Fund.

         8.9 The Selling Fund shall have received from KPMG LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

                  (a) they are independent certified public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) they had performed limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) which consisted of a reading of any unaudited pro forma financial statements included in the Registration Statement and Prospectus/Proxy Statement, and making inquiries of appropriate officials of the Trust responsible for financial and accounting matters whether such unaudited pro forma financial statements comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder;

                  (c) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund; and

                  (d) on the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with written estimates by each Fund's management and were found to be mathematically correct.

                                   ARTICLE IX

                                    EXPENSES

         9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by Davis Selected Advisers, LP (in the case of the Selling Fund) and First Union National Bank (in the case of the Acquiring Fund). Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees;
(g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees. In the event that the transactions contemplated by the Asset Purchase Agreement referred to in paragraph 8.5 hereof are not completed, this Agreement shall terminate. In such event, all expenses of the transactions contemplated by this Agreement incurred by the Acquiring Fund shall be borne by First Union National Bank and all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund shall be borne by Davis Selected Advisers, LP.

                                                     ARTICLE X

                                     ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

          (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

                  (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Trust, Davis, the respective Trustees, Directors or officers, to the other party or its Trustees, Directors or officers, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

                                   ARTICLE XII

                                   AMENDMENTS

         12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

         13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Selling Fund, shall be governed and construed in accordance with the laws of the State of Maryland, without giving effect to the conflicts of laws provisions thereof.

         13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         13.5 It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the trust property of the Acquiring Fund, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust on behalf of the Acquiring Fund and signed by authorized officers of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Trust property of the Acquiring Fund as provided in the Declaration of Trust of the Trust.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.



                                       DAVIS INTERMEDIATE INVESTMENT
                                       GRADE BOND FUND, INC. ON
                                       BEHALF OF DAVIS INTERMEDIATE
                                       INVESTMENT GRADE BOND FUND

                                       By:

                                       Name:

                                       Title:



                                       EVERGREEN FIXED INCOME TRUST
                                       ON BEHALF OF EVERGREEN
                                       INTERMEDIATE TERM BOND FUND

                                       By:

                                       Name:

                                       Title:

                       STATEMENT OF ADDITIONAL INFORMATION

                            ACQUISITION OF ASSETS OF

                  DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND

                                   a series of

               DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
                              124 East Marcy Street
                           Santa Fe, New Mexico 87501
                                 (800) 279-0279

                        By and In Exchange For Shares of

                      EVERGREEN INTERMEDIATE TERM BOND FUND

                                   a series of

                          EVERGREEN FIXED INCOME TRUST
                               200 Berkeley Street
                           Boston, Massachusetts 02116
                                 (800) 343-2898


         This Statement of Additional Information, relating specifically to the proposed transfer of the assets and liabilities of Davis Intermediate Investment Grade Bond Fund ("Davis Intermediate Fund"), a series of Davis Intermediate Investment Grade Bond Fund, Inc., to Evergreen Intermediate Term Bond Fund ("Evergreen Intermediate Fund"), a series of Evergreen Fixed Income Trust, in exchange for Class A, B, C and Y shares (to be issued to holders of Class A, B, C and Y shares, respectively, of Davis Intermediate Fund) of beneficial interest, $.001 par value per share, of Evergreen Intermediate Fund, consists of this cover page and the following described documents, each of which is attached hereto and incorporated by reference herein:

         (1) The Statement of Additional Information of Davis Intermediate Fund dated August 2, 1999;

         (2) The Statement of Additional Information of Evergreen Intermediate Fund dated November 1, 1999;

         (3) Annual Report of Davis Intermediate Fund for the year ended March 31, 1999;

         (4) Semi-Annual Report of Davis Intermediate Fund for the six month period ended September 30, 1999;

         (5)      Annual Report of Evergreen Intermediate Fund for the
                            year ended June 30, 1999;

         (6) Pro-Forma Combining Financial Statements for June 30, 1999 and the twelve months then ended (unaudited).

         This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of Evergreen Intermediate Fund and Davis Intermediate Fund dated January 20, 2000. A copy of the Prospectus/Proxy Statement may be obtained without charge by writing to Evergreen Intermediate Fund or Davis Intermediate Fund at the addresses set forth above or by calling toll free 1-800- 645-7816.

         The date of this  Statement of  Additional  Information  is January 20,
2000.

                       STATEMENT OF ADDITIONAL INFORMATION
                                 AUGUST 2, 1999


                  DAVIS INTEMEDIATE INVESTMENT GRADE BOND FUND
   AN AUTHORIZED SERIES OF DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
                              124 EAST MARCY STREET
                           SANTA FE, NEW MEXICO 87501
                                 1-800-279-0279




THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE CLASS A, CLASS B AND CLASS C PROSPECTUS DATED AUGUST 2, 1999 AND THE CLASS Y PROSPECTUS DATED AUGUST 2, 1999 FOR DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC. THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATES THE PROSPECTUSES BY REFERENCE. THE PROSPECTUSES MAY BE OBTAINED FROM THE FUND.

THE FUND'S MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO SHAREHOLDERS ARE SEPARATE DOCUMENTS SUPPLIED WITH THIS STATEMENT OF ADDITIONAL INFORMATION. THE ANNUAL REPORT, ACCOMPANYING NOTES AND REPORT OF INDEPENDENT AUDITORS APPEARING IN THE ANNUAL REPORT ARE INCORPORATED BY REFERENCE IN THIS STATEMENT OF ADDITIONAL INFORMATION.

                                TABLE OF CONTENTS

                                                                          PAGE

Section I:  Investment Strategies and Restrictions .........................4

             Investment Objectives and Policies.............................4
             Portfolio Securities...........................................4

                Investment Grade Corporate Bonds
                U.S. Government Securities
                High Yield, High-Risk Debt Securities
                Portfolio Composition
                Foreign Securities Denominated in U.S. Dollars
                Mortgage-Backed Securities
                Asset-Backed Securities
                Zero Coupon Securities
                Taxable Municipal Obligations

             Other Investment Policies.....................................13
             Portfolio Transactions .......................................15
             Investment Restrictions.......................................17


Section II:  Key Persons...................................................19

             Organization of the Company...................................19
             Directors and Officers........................................20
             Directors' Compensation Schedule..............................23
             Certain Shareholders of the Fund..............................23
             Investment Advisory Services..................................24
             Distribution of Company Shares................................26
             Other Important Service Providers.............................30


Section III:  Purchase, Exchange and Redemption of Shares..................30

              Purchase of Shares...........................................30
                Alternative Purchase Arrangements..........................31
                  Class A Shares...........................................32
                  Class B Shares...........................................35
                  Class C Shares...........................................37
                  Class Y Shares...........................................38

             Special Services..............................................38
                Prototype Retirement Plans.................................38
                Automatic Investment Program...............................38
                Dividend Diversification Program...........................39
                Telephone Privilege........................................39

             Exchange of Shares............................................39
                General....................................................39
                By Telephone...............................................40
                Automatic Exchange Program.................................40

             Redemption of Shares..........................................41
                General....................................................41
                Electronic Wire Privilege..................................42
                By Telephone...............................................42
                Automatic Withdrawals Plan.................................43
                Involuntary Redemptions....................................43
                Subsequent Repurchases.....................................43


Section IV:  General Information...........................................44

             Determining the Price of Shares...............................44
             Year 2000 Transition Issues...................................45
             Dividends and Distributions...................................45
             Federal Income Taxes..........................................46
             Performance Data..............................................47

Appendix A: Quality Ratings of Debt Securities.............................50
Appendix B: Term and Conditions for a Statement of Intention...............52

Section I:  Investment Strategies and Restrictions
- --------------------------------------------------

                       INVESTMENT OBJECTIVES AND POLICIES

         Davis Intermediate Investment Grade Bond Fund, Inc. (the "Fund") seeks primarily to achieve a high level of current income. The Fund also seeks to achieve capital growth so long as such objective is consistent with its primary objective. There is no assurance that the Fund will achieve its investment objectives. An investment in the Fund may not be appropriate for all investors and short-term investing is discouraged.

         Under normal market conditions, the Fund invests at least 65% of its total assets in U.S. dollar-denominated investment-grade debt securities. Investment-grade corporate debt securities are issued by companies that are established in their industries, have stable cash flows and strong balance sheets. Other borrowers may also issue investment-grade debt, including the U.S. Government and its agencies. The Fund may also invest in other forms of debt securities, including up to 35% of its total assets in high yield, high-risk corporate debt securities that are rated below investment-grade.

                              PORTFOLIO SECURITIES

         Investors generally purchase bonds and other debt securities to increase current income or to diversify their investment portfolios. Changes in the value of securities held by the Fund will cause the Fund's share price to fluctuate.

         INVESTMENT-GRADE CORPORATE BONDS. Investment-grade corporate bonds represent the debt of companies that are established in their industries, have stable cash flows and strong balance sheets. Corporations and other issuers sell bonds and other debt securities to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity.

         All debt securities, including investment-grade corporate bonds, are subject to risks, and an investor may lose some or all of the money invested. The most significant risk factors affecting investment-grade corporate bonds are:

         Interest rate risk. Most debt securities are subject to interest rate risk. When prevailing interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally decline. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. The Fund seeks to limit its interest rate exposure by maintaining, in normal market conditions, an average maturity of five to ten years.

         Changes in debt rating. If the fundamental business strength of a company improves or deteriorates, a rating agency may increase or lower the company's credit rating. An improved credit rating usually causes the market value of a debt security to increase while a downgraded credit rating usually causes the market value of a debt security to decline.

         Credit risk. Most debt securities are subject to credit risk. Credit risk relates to the ability of the issuer of a debt security to make interest and principal payments on the security as they become due. Generally, higher-yielding, lower-rated bonds (the Fund may invest up to 35% of its total assets in high yield, high-risk securities) are subject to greater credit risk than higher-rated bonds. Securities issued or guaranteed by the U.S. Government are subject to little, if any, credit risk. While the Adviser may rely to some extent on credit ratings by nationally recognized rating agencies, such as Standard & Poor's or Moody's, in evaluating the credit risk of securities selected for the Fund's portfolio, it may also use its own or broker research and analysis.

         Prepayment risk. Many types of debt securities, including mortgage securities and securities subject to call provisions, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can prepay principal prior to the security's maturity. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security may be difficult to predict and result in greater volatility. Many bonds are subject to redemption or call provisions. If an issuer exercises these provisions when investment rates are declining, the Fund will likely replace such bonds with lower yielding bonds, resulting in a decreased return.

         U.S. GOVERNMENT SECURITIES. There are two basic types of U.S. Government Securities: direct obligations of the U.S. Treasury, and obligations issued or guaranteed by an agency or instrumentality of the U.S. Government. U.S. Government Securities all represent debt obligations (unlike equity securities, which represent ownership of the issuer). Obligations that the U.S. Treasury issues or guarantees are generally considered to offer the highest credit quality available in any security. Many securities issued by government agencies are not fully guaranteed by the U.S. Government, and in unusual circumstances may present credit risk.

U.S. Government Securities may include bonds and notes issued by the U.S. Government Treasury and also government agencies such as the Federal Home Loan Bank, Government National Mortgage Association (GNMA or "Ginnie Mae"), Federal National Mortgage Association (FNMA or "Fannie Mae") and Student Loan Marketing Association (SLMA or "Sallie Mae"). Treasury issues and Ginnie Maes are backed by the full faith and credit of the U.S. Government while securities issued by the other government agencies are not fully guaranteed by the U.S. Government, and in unusual circumstances may present credit risk.

         HIGH YIELD, HIGH-RISK DEBT SECURITIES. The Fund may invest up to 35% of its total assets in high yield, high-risk debt securities rated BB or lower by Standard & Poor's Corporation ("S&P"), or Ba or lower by Moody's Investors Service ("Moody's") or unrated securities. Securities rated BB or lower by S&P, and Ba or lower by Moody's are referred to in the financial community as "junk bonds" and may include D-rated securities of issuers in default. Ratings assigned by credit agencies do not evaluate market risks. The Adviser considers the ratings assigned by S&P or Moody's as one of several factors in its independent credit analysis of issuers. A brief description of the quality ratings of these two services is contained in Appendix A. The Fund will not purchase securities rated BB or Ba or lower if the securities are in default at the time of purchase or if such purchase would then cause more than 35% of the Fund's net assets to be invested in such lower-rated securities.

         High yield, high-risk debt securities are subject to the same risks as investment-grade corporate bonds. In addition, high yield, high-risk debt securities involve increased risk as to payment of principal and interest. Issuers of such securities may be highly leveraged and may not have available to them traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their principal and interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high yield securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

         High yield, high-risk debt securities are subject to greater price volatility than higher-rated securities, tend to decline in price more steeply than higher-rated securities in periods of economic difficulty or accelerating interest rates and are subject to greater risk of non-payment in adverse economic times. There may be a thin trading market for such securities. This may have an adverse impact on market price and the ability of the Fund to dispose of particular issues, and may cause the Fund to incur special securities registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Unexpected net redemptions may force the Fund to sell high yield, high-risk debt securities without regard to investment merit, thereby possibly reducing return rates. Such securities may be subject to redemptions or call provisions which, if exercised when investment rates are declining, could result in the replacement of such securities with lower-yielding securities, resulting in a decreased return. To the extent that the Fund invests in debt securities that are original issue discount, zero coupon, pay-in-kind or deferred interest bonds, the Fund may have taxable interest income in excess of the cash actually received on these issues. In order to avoid taxation, the Fund may have to sell portfolio securities to meet taxable distribution requirements.

         If the Fund experiences unexpectedly large net redemptions, it may be forced to sell high yield, high-risk debt securities out of the portfolio without regard to the investment merits of such sales. This could decrease the Fund's net assets. Since some of the Fund's expenses are fixed, this could also reduce the Fund's rate of return.

         The Fund may have difficulty disposing of certain high yield, high-risk debt securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all high yield, high-risk debt securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on market price and the ability to dispose of particular issues, and may also make it more difficult to obtain accurate market quotations or valuations for purposes of valuing the Fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bid prices of such dealers or prices for actual sales. In addition, adverse publicity and investor perceptions may decrease the values and liquidity of high yield, high-risk debt securities regardless of a fundamental analysis of the investment merits of such securities. To the extent that the Fund purchases illiquid or restricted securities, it may incur special securities registration responsibilities, liabilities and costs, and liquidity and valuation difficulties relating to such securities.

         Until October 6, 1998, the Fund invested primarily in high yield, high-risk securities. On that date the Fund's Board of Directors approved changing the Fund's investment strategy to focus upon investment-grade debt securities. Under its current investment strategy, the Fund will not purchase additional high yield, high-risk securities if, after giving effect to the purchase, more than 35% of the Fund's total assets would be invested in high yield, high-risk securities.

         PORTFOLIO COMPOSITION. The table below reflects the Fund's portfolio composition by quality rating for the year ended March 31, 1999, calculated on the basis of the average weighted ratings of all bonds held at year end. The table reflects the percentage of total assets represented by fixed-income securities rated by Moody's or S&P, by unrated fixed-income securities and by other assets. The percentages shown reflect the higher of the Moody's or S&P rating. U.S. Government Securities, whether or not rated, are reflected as Aaa and AAA (highest quality). Other assets may include money market instruments, repurchase agreements, net payables and receivables and cash. The allocations in the table are not necessarily representative of the composition of the Fund's portfolio at other times. Portfolio quality ratings will change over time.

                                 COMPOSITION OF
                 DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND'S
                 PORTFOLIO BY QUALITY RATING AS A PERCENTAGE OF
                      TOTAL NET ASSETS AS OF MARCH 31, 1999


                                                                        FUND'S ASSESSMENT OF      GENERAL DEFINITION
MOODY'S/S&P RATING CATEGORY                         PERCENTAGE          NON-RATED SECURITIES         OF BOND QUALITY
- ----------- ------ -----------------------------------------------------------------------------------------------------
Aaa/AAA     ................................          18.32%                   0.63%             Highest quality
 Aa/AA      ................................           4.99%                   0.00%             High quality
  A/A       ................................          27.31%                   0.00%             Upper medium grade
Baa/BBB     ................................          20.23%                   0.00%             Medium grade
 Ba/BB      ................................           3.90%                   0.57%             Some speculative elements
  B/B       ................................          14.77%                   2.18%             Speculative
Caa/CCC     ................................           0.00%                   0.00%             More speculative
Ca, C/CC, C, D..............................           0.13%                   0.75%             Very speculative, may be in default
Not Rated...................................           4.13%                   0.00%             Not rated by Moody's or S&P
Common, Preferred Stock
   and Warrants.............................           0.34%                   0.00%
Short-term Investments and
   Other Assets.............................           5.88%                   0.00%
                                                     ------                    ----
                                                     100.00%                   4.13%


         The description of each bond quality category set forth in the table above is intended to be a general guide and not a definitive statement as to how Moody's and S&P define such rating category. A more complete description of the rating categories is set forth in Appendix A. The ratings of Moody's and S&P represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective, and are not absolute standards of quality. There is no assurance that a rating assigned initially will not change. The Fund may retain a security whose rating has changed or has become unrated.

         FOREIGN SECURITIES DENOMINATED IN U.S. DOLLARS. The Fund may invest without limit in foreign issuers so long as their debt is denominated in U.S. dollars. By restricting the Fund's investments to debt securities denominated in U.S. dollars the Fund avoids currency risk, which is a primary risk of investing in foreign issuers. There are other risks of foreign investing. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered for sale in the U.S. under U.S. securities laws, the issuer does not have to comply with the disclosure requirements of our laws, which are generally more stringent than foreign laws. The values of foreign securities investments will be affected by other factors, including exchange control regulations or currency blockage, and possible expropriation or nationalization of assets. There may also be changes in governmental administration or economic or monetary policy in the U.S. or abroad that can affect foreign investing. In addition, it is generally more difficult to obtain court judgments outside the U.S. if the Fund has to sue a foreign broker or issuer. Additional costs may be incurred because foreign broker commissions are generally higher than U.S. rates, and there are additional custodial costs associated with holding securities abroad.

         Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers, by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign bond or other markets that do not move in a manner parallel to U.S. markets. From time to time, U.S. government policies have discouraged certain investments abroad by U.S. investors through taxation or other restrictions, and it is possible that such restrictions could be reimposed. The Fund's policy of investing in foreign debt securities if they are denominated in U.S. dollars may limit the number of foreign debt securities in which the Fund may invest and prevent the Fund from investing in foreign issuers which would otherwise meet the Fund's investment criteria.

         The obligations of foreign governmental entities may or may not be supported by the full faith and credit of a foreign government. Obligations of "supranational entities" include those of international organizations designated or supported by governmental entities to promote economic reconstruction or development, and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders," of these entities usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. There is no assurance that foreign governments will be able or willing to honor their commitments.

         MORTGAGE-BACKED SECURITIES. Certain mortgage-backed securities, whether issued by the U.S. Government or by private issuers, "pass-through" to investors the interest and principal payments generated by a pool of mortgages assembled for sale by government agencies or private issuers. Pass-through mortgage-backed securities entail the risk that principal may be repaid at any time because of prepayments on the underlying mortgages. That may result in greater price and yield volatility than traditional fixed-income securities that have a fixed maturity and interest rate.

         Some mortgage-backed securities are issued by private issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers. Mortgage-backed securities issued by such private issuers are not issued or guaranteed by the U.S. Government or its agencies and are, therefore, also subject to credit risk.

         Mortgage-backed securities represent participation interests in pools of residential mortgage loans which are guaranteed by agencies or instrumentalities of the U.S. Government. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed securities in which the Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. government (e.g., obligations of Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself, which may be a private rather than a government entity. Those guarantees do not extend to the value of or yield of the mortgage-backed securities themselves or to the net asset value of the Fund's shares. Any of these government agencies may also issue collateralized mortgage-backed obligations ("CMOs"), discussed below.

         The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors, and accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or in the case of newly issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Fund to differ from the yield calculated on the basis of the expected average life of the pool.

         Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the value of other debt securities rise, because of the prepayment feature of pass-through securities. The Fund's reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. The Fund may purchase mortgage-backed securities at par, at a premium, or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

         GNMA Certificates. Certificates of the Government National Mortgage Association ("GNMA") are mortgage-backed securities of GNMA that evidence an undivided interest in a pool or pools of mortgages ("GNMA Certificates"). The GNMA Certificates that the Fund may purchase are of the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether the mortgagor actually makes the payments when due.

         The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury, if necessary, to make any payments required under its guarantee.

         The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates at a premium in the secondary market.

         FNMA Securities. The Federal National Mortgage Association ("FNMA") was established to create a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

         FHLMC Securities. The Federal Home Loan Mortgage Corporation ("FHLMC") was created to promote development of a nationwide secondary market for conventional residential mortgages. FHLMC issues two types of mortgage pass-through certificates ("FHLMC Certificates"): mortgage participation certificates ("PCs"); and guaranteed mortgage certificates

("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

         GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

         Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are securities in which the principal and interest portions of the security are separated and sold. Stripped mortgage-backed securities usually have at least two classes, each of which receives different proportions of interest and principal distributions on the underlying pool of mortgage assets. One common variety of stripped mortgage-backed security has one class that receives some of the interest and most of the principal, while the other class receives most of the interest and the remainder of the principal. In some cases, one class will receive all of the interest (the "interest-only" or "IO" class), while the other class will receive all of the principal (the "principal-only" or "PO" class). Interest-only securities are extremely sensitive to interest rate changes and prepayments of principal on the underlying mortgage assets. An increase in principal payments or prepayments will reduce the income available to the IO security. In other types of CMOs, the underlying principal payments may apply to various classes in a particular order, and therefore the value of certain classes or "tranches" of such securities may be more volatile than the value of the pool as a whole, and losses may be more severe than on other classes.

         Collateralized Mortgage-Backed Obligations ("CMOs"). CMOs are fully collateralized bonds that are the general obligation of the issuer by either the U.S. Government, a U.S. government instrumentality, or a private issuer which may be a domestic or foreign corporation. Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. CMOs often are issued in two or more classes with different characteristics such as varying maturities and stated rates of interest. Because interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. Unlike other mortgage-backed securities (discussed above), CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMOs first to mature generally will be paid down. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure CMOs that remain outstanding.

         ASSET-BACKED SECURITIES. The Fund may invest in "asset-backed" securities. These represent interests in pools of consumer loans and other trade receivables, similar to mortgage-backed securities. They are issued by trusts and "special purpose corporations." They are backed by a pool of assets, such as credit card or auto loan receivables, which are the obligations of a number of different parties. The income from the underlying pool is passed through to holders, such as the Fund. These securities may be supported by a credit enhancement, such as a letter of credit, a guarantee, or a preference right. However, the extent of the credit enhancement may be different for different securities and generally applies to only a fraction of the security's value. These securities present special risks. For example, in the case of credit card receivables, the issuer of the security may have no security interest in the related collateral.

         The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return in the same manner as described above for the prepayments of a pool of mortgage loans underlying mortgage-backed securities.

         ZERO COUPON SECURITIES. Zero coupon, pay-in-kind and deferred interest bonds involve additional special considerations. Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the "cash payment date"), and therefore are issued and traded at a discount from their face amount or par value. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically, and are likely to respond to changes in interest rates to a greater degree than do securities paying interest currently having similar maturities and credit quality. Pay-in-kind bonds pay interest in the form of other securities rather than cash. Deferred interest bonds defer the payment of interest to a later date. Zero coupon, pay-in-kind or deferred interest bonds carry additional risk in that, unlike bonds which pay interest in cash throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold. There is no assurance of the value or the liquidity of securities received from pay-in-kind bonds. If the issuer defaults, the Fund may obtain no return at all on its investment. To the extent that the Fund invests in bonds that are original issue discount, zero coupon, pay-in-kind or deferred interest bonds, the Fund may have taxable interest income in excess of the cash actually received on these issues. In order to distribute such income to avoid taxation to the Fund, the Fund may have to sell portfolio securities to meet its taxable distribution requirements under circumstances that could be adverse.

         TAXABLE MUNICIPAL OBLIGATIONS. Taxable municipal obligations are issued by or on behalf of states, territories, and possessions of the U.S., and their political subdivisions, agencies, and instrumentalities, and the District of Columbia, to obtain funds. Unlike traditional municipal bonds, the interest earned on taxable municipal obligations is subject to federal income tax. Taxable municipal obligations are subject to interest rate, credit, and prepayment risks.

                            OTHER INVESTMENT POLICIES

         TEMPORARY DEFENSIVE INVESTMENTS. For defensive purposes or to accommodate inflows of cash awaiting more permanent investment, the Fund may temporarily and without limitation hold high-grade short-term money market instruments, cash and cash equivalents, including repurchase agreements. The Fund may also invest in other investment companies which themselves invest in temporary defensive investments. Investments in other investment companies are limited by the Investment Company Act of 1940 ("1940 Act").

         REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, but normally will not enter into repurchase agreements maturing in more than seven days. A repurchase agreement, as referred to herein, involves a sale of securities to a Fund, with the concurrent agreement of the seller (a bank or securities dealer which the Adviser or Sub-Adviser determines to be financially sound at the time of the transaction) to repurchase the securities at the same price plus an amount equal to accrued interest at an agreed-upon interest rate within a specified time, usually less than one week, but, on occasion, at a later time. The repurchase obligation of the seller is, in effect, secured by the underlying securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto; (b) possible loss of all or a part of the income during this period; and (c) expenses of enforcing its rights.

         The Fund will enter into repurchase agreements only when the seller agrees that the value of the underlying securities, including accrued interest (if any), will at all times be equal to or exceed the value of the repurchase agreement. The Fund may enter into tri-party repurchase agreements in which a third party custodian bank issues the cash upon purchase of the securities used as collateral, and also holds the securities. The Fund will not enter into a repurchase agreement maturing in more than seven days if it would cause more than 15% of the value of its net assets to be invested in such transactions. Repurchase agreements maturing in less than seven days are not deemed illiquid securities for the purpose of the Fund's limitation on illiquid securities.

         AVERAGE MATURITY AND MIX OF SECURITIES. The average maturity and the mix of investments of the Fund will vary as the Adviser seeks to provide a high level of income considering the available alternatives in the market. To limit interest rate risk, the Adviser seeks to maintain the Fund's average maturity from five to ten years. Since interest rates vary with changes in economic, market, political, and other conditions, there can be no assurance that historic interest rates are indicative of rates which may prevail in the future. Since the values of securities in the Fund fluctuate depending upon market factors, the credit of the issuer and inversely with current interest rate levels, the net asset value of its shares will fluctuate. The Adviser attempts to adjust investments as considered advisable in view of prevailing or anticipated market and credit conditions as perceived by the Adviser. Portfolio securities may be purchased or sold in anticipation of a rise or a decline in interest rates or a change in credit quality.

         WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a "when-issued" basis and may purchase or sell such securities on a "delayed delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery or are to be delivered at a later date. There may be a risk of loss to the Fund if the value of the security changes prior to the settlement date.

         Although the Fund will enter into when-issued and delayed delivery transactions for the purpose of acquiring securities for its portfolio, the Fund may dispose of a commitment prior to settlement. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. The Fund does not intend to make such purchases for speculative purposes. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security and involve a risk of loss if the value of the security declines prior to the settlement date. During the period between commitment by the Fund and settlement, no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. The Fund will identify liquid assets on its records as segregated, of any type, including equity and debt securities of any grade at least equal to the value of purchase commitments, until payment is made.

         The Fund may engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure of the buyer or seller to do so may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received, in determining its net asset value. If the Fund chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition, or (ii) dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

         When-issued transactions and forward commitments allow the Fund a technique to use against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

         LENDING PORTFOLIO SECURITIES. The Fund may lend securities to broker/dealers or institutional investors for their use in connection with short sales, arbitrages, and other securities transactions. The Fund may earn interest on cash collateral or receive a fee from broker/dealers for lending its portfolio securities. The Fund will not lend portfolio securities unless the loan is secured by collateral (consisting of any combination of cash, U.S. Government securities or irrevocable letters of credit) in an amount at least equal (on a daily market-to-market basis) to the current market value of the securities loaned. In the event of a bankruptcy or breach of agreement by the borrower of the securities, the Fund could experience delays and costs in recovering the securities loaned. The Fund will not lend securities if such a loan would cause more than 20% of the total value of its assets to then be subject to such loans.

         RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted securities which are subject to contractual restrictions on resale. The Fund's policy is to not purchase or hold illiquid securities (which may include restricted securities) if more than 15% of the Fund's net assets would then be illiquid.

         The restricted securities which the Fund may purchase include securities which have not been registered under the 1933 Act but are eligible for purchase and sale pursuant to Rule 144A ("Rule 144A Securities"). This Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser or Sub-Adviser, under criteria established by the Fund's Board of Directors, will consider whether Rule 144A Securities being purchased or held by the Fund are illiquid and thus subject to the Fund's policy limiting investments in illiquid securities. In making this determination, the Adviser or Sub-Adviser will consider the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market, and the nature of the security and the market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A Securities will also be monitored by the Adviser and Sub-Adviser and, if as a result of changed conditions it is determined that a Rule 144A Security is no longer liquid, the Fund's holding of illiquid securities will be reviewed to determine what, if any, action is required in light of the policy limiting investments in such securities. Investing in Rule 144A Securities could have the effect of increasing the amount of investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         BORROWING. The Fund may borrow money for temporary or emergency purposes. The Fund will not borrow money with the intent of leveraging its investments. Borrowing activities are strictly limited as described in the section entitled "Investment Restrictions".

                             PORTFOLIO TRANSACTIONS

         The Adviser and Sub-Adviser are responsible for the placement of portfolio transactions, subject to the supervision of the Board of Directors. The Fund has adopted a policy of seeking to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable price. Subject to this policy, research services and placement of orders by securities firms for Fund shares may be taken into account as a factor in placement of portfolio transactions. In seeking the Fund's investment objectives, the Fund may trade to some degree in securities for the short-term if the Adviser or Sub-Adviser believes that such trading is advisable.

         In placing executions and paying brokerage commissions or dealer markups, the Adviser or Sub-Adviser considers the financial responsibility and reputation of the broker or dealer, the range and quality of the services made available to the Fund and the professional services rendered, including execution, clearance procedures, wire service quotations and ability to provide supplemental performance, statistical and other research information for consideration, analysis and evaluation by the Adviser's or Sub-Adviser's staff.

         The Fund has approved a policy which allows it to use commissions to purchase research. The Fund will not use markups to purchase research. In accordance with this policy, brokerage transactions may not be executed solely on the basis of the lowest commission rate available for a particular transaction. Research services provided to the Adviser or Sub-Adviser by or through brokers who effect portfolio transactions for the Fund may be used in servicing other accounts managed by the Adviser, and likewise, research services provided by brokers used for transactions of other accounts may be utilized by the Adviser or Sub-Adviser in performing services for the Fund. Subject to the requirements of best execution, the placement of orders by securities firms for shares of the Fund may be taken into account as a factor in the placement of portfolio transactions.

         On occasions when the Adviser or Sub-Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other fiduciary accounts, the Adviser or Sub-Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other accounts in order to obtain the best net price and most favorable execution. In such event, the allocation will be made by the Adviser or Sub-Adviser in the manner considered to be most equitable and consistent with its fiduciary obligations to all such fiduciary accounts, including the Fund involved. In some instances, this procedure could adversely affect a Fund but the Adviser and Sub-Adviser deem that any disadvantage in the procedure would be outweighed by the increased selection available and the increased opportunity to engage in volume transactions.

         The Adviser and Sub-Adviser believe that research from brokers and dealers is desirable, although not essential, in carrying out their functions, in that such outside research supplements the efforts of the Adviser and Sub-Adviser by corroborating data and enabling the Adviser and Sub-Adviser to consider the views, information and analyses of other research staffs. Such views, information and analyses include such matters as communicating with persons having special expertise on certain companies, industries, areas of the economy and/or securities prices, obtaining written materials on these or other areas which might affect the economy and/or securities prices, obtaining quotations on securities prices and obtaining information on the activities of other institutional investors. The Adviser and Sub-Adviser research, at their own expense, each security included in, or being considered for inclusion in, the Fund's portfolios. As any particular research obtained by the Adviser or Sub-Adviser may be useful to the Fund, the Board of Directors or its Committee on Brokerage, in considering the reasonableness of the commissions paid by the Fund, will not attempt to allocate, or require the Adviser or Sub-Adviser to allocate, the relative costs or benefits of research.

         Most of the Fund's transactions are made on a principal basis. The price of such transactions may include profit for the dealer. The Fund paid the following brokerage commissions:

                                                  Fiscal year ended March 31:
                                               1999          1998          1997
                                               ----          ----          ----
Brokerage commissions paid:                  $26,016      $ 4,045       $ 1,580
Amount paid to brokers providing research:     99.42%        N/A           N/A

         Because of the Fund's investment policies, portfolio turnover rate will vary. At times it could be high, which could require the payment of larger amounts in brokerage commissions. The Fund anticipates that, during normal market conditions, its annual portfolio turnover rate will be less than 100%.

                             INVESTMENT RESTRICTIONS

         The fundamental investment restrictions set forth below may not be changed without the approval of the holders of the lesser of (i) 67% of the eligible votes, if the holders of more than 50% of the eligible votes are represented, or (ii) more than 50% of the eligible votes. All percentage limitations set forth in these restrictions apply as of the time of an investment without regard to later increases or decreases in the value of securities or total or net assets.

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND FUNDAMENTAL
- ---------------------------------------------------------
INVESTMENT RESTRICTIONS
- -----------------------

1. Commodities. The Fund may not buy or sell commodities or commodity contracts.

2. Real Estate. The Fund may not purchase real estate or real estate mortgages as such, but the Fund may purchase the liquid securities of companies, including real estate investment trusts, holding real estate or interests (including mortgage interests) therein.

3. Voting Securities. The Fund may not buy the securities of any company if the Fund would then own more than 10% of such company's voting securities or any class of such company's securities. For this purpose, all debt securities of an issuer are deemed to comprise a single class.

4. Diversification. The Fund may not buy the securities of any company if more than 5% of the value of its total assets would then be invested in that company; the Fund may, however, without limitation, invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") and repurchase agreements with respect thereto.

5. Concentration. The Fund may not buy the securities of companies in any one industry if more than 25% of the value of the Fund's total assets would then be invested in companies in that industry.

6. Options. The Fund may not purchase or write put or call options, except that it may write listed covered call options and make closing transactions in respect thereof, provided that no more than 20% of the value of the Fund's total assets would be subject to such calls.

7. Seasoned Issuers. The Fund may not buy the securities of companies in continuous operation for less than three years (including predecessors) if more than 5% of the value of the Fund's total assets would then be invested in such securities.

8. Investment Companies. The Fund may not buy securities issued by other investment companies except incident to an acquisition of assets or a merger.

9. Selling Short, Margin, Arbitrage. The Fund may not sell short, buy on margin or engage in arbitrage transactions.

10. Investing For Control. The Fund does not invest for the purpose of exercising control or management of other companies.

11. Borrowing. The Fund may not borrow money except from banks for extraordinary emergency purposes in amounts not exceeding 10% of the value of the Fund's total assets (excluding the amount borrowed) at the time of such borrowing. The Fund may not pledge or hypothecate any of its assets, except in connection with permitted borrowing in amounts not exceeding 15% of the value of its total assets (excluding the amount borrowed) at the time of such borrowing.

12. Affiliated Securities. The Fund may not buy or continue to hold securities if any officers or directors of the Fund, the Adviser, or the Adviser's General Partner, own too many of the same securities. This would happen if any of these individuals own 1/2 of 1% or more of the securities and all such individuals who own that much or more own 5% of such securities.

13. Underwriting. The Fund does not engage in the underwriting of securities; however, if the Fund sells "restricted" securities it may technically be considered an "underwriter."

14. Lending. The Fund may lend its securities provided that not more than 20% of the value of the Fund's total assets are subject to such loans. The Fund may not lend money except through the purchase of debt obligations (including entering into repurchase agreements) in accordance with the Fund's investment objectives.

15. Senior Securities. The Fund may not issue senior securities nor sell short more than 5% of its total assets. This limitation does not apply to selling short against the box.

NON-FUNDAMENTAL POLICIES

In addition to the foregoing restrictions, the Fund is subject to certain non-fundamental policies which may be changed without shareholder approval. Currently, these restrictions include:

1. Futures and Options Contracts. The Fund will not invest in futures or options contracts. In addition, the Fund will not enter into swap transactions or forward contracts. This restriction does not limit the Fund's ability to purchase fixed-income securities with embedded options or to enter into repurchase agreements which are fully collateralized with government securities.

2. Fixed-Income Securities Denominated in U.S. Dollars. The Fund will only purchase fixed-income securities if they are denominated in U.S. dollars.

3. High Yield, High-Risk Securities. The Fund will not invest more than 35% of its total assets in fixed-income securities which are rated less than investment-grade or, if unrated, judged by the Adviser to be of comparable quality to such high yield, high-risk securities. High yield, high-risk securities include securities rated BB, B, CCC, CC, C and D by Standard & Poor's or Ba, B, Caa, Ca and C by Moody's.

4. Illiquid Securities. The Fund will not purchase or hold illiquid securities if more than 15% of the Fund's net assets would then be illiquid.

5. Borrowing. In addition to the fundamental policy restricting borrowing, the Fund may borrow money from any source for temporary purposes in an amount not exceeding 5% of total assets. The Fund will not purchase portfolio securities on margin and will not purchase additional portfolio securities while borrowings exceed 5% of the total assets of the Fund.

PLEASE NOTE: Except for limitations on borrowing and illiquid securities, all percentage restrictions, whether fundamental or non-fundamental, apply as of the time of an investment without regard to any later fluctuations in the value of portfolio securities or other assets.


Section II:  Key Persons

                           ORGANIZATION OF THE COMPANY

         THE COMPANY. Davis Intermediate Investment Grade Bond Fund, Inc. (the "Company") is an open-end, diversified, management investment company incorporated in Maryland in 1980 and registered under the 1940 Act. The Company is a series investment company which may issue multiple series, each of which would represent an interest in its separate portfolio. The Company currently offers a single series, the Davis Intermediate Investment Grade Bond Fund (the "Fund"). On October 6, 1998 the Company changed its name from Davis High Income Fund, Inc. to Davis Intermediate Investment Grade Bond Fund, Inc.

         FUND SHARES. The Fund may issue shares in different classes. The Fund's shares are currently divided into four classes, Class A, Class B, Class C, and Class Y shares. The Board of Directors may offer additional series or classes in the future and may at any time discontinue the offering of any series or class of shares. Each share, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights and are freely transferable. Each of the Fund's shares represent an interest in the assets of the Fund issuing the share and have identical voting, dividend, liquidation and other rights and the same terms and conditions as any other shares except that (i) each dollar of net asset value per share is entitled to one vote, (ii) the expenses related to a particular class, such as those related to the distribution of each class and the transfer agency expenses of each class are borne solely by each such class, and (iii) each class of shares votes separately with respect to provisions of the Rule 12b-1 Distribution Plan which pertains to a particular class, and other matters for which separate class voting is appropriate under applicable law. Each fractional share has the same rights, in proportion, as a full share. Shares do not have cumulative voting rights; therefore, the holders of more than 50% of the voting power of the Company can elect all of the Directors of the Company. Due to the differing expenses of the classes, dividends of Class B and Class C shares are likely to be lower than for Class A shares, and are likely to be higher for Class Y shares than for any other class of shares. For more information about Class Y shares, call the Distributor at 1-800-279-0279 to obtain the Class Y prospectus.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the shareholders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. Rule 18f-2 exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.

         In accordance with Maryland law and the Company's By-laws, the Company does not hold regular annual shareholder meetings. Shareholder meetings are held when they are required under the 1940 Act or when otherwise called for special purposes. Special shareholder meetings may be called upon the written request of shareholders of at least 25% of the voting power that could be cast at the meeting.

                             DIRECTORS AND OFFICERS

         The Company's Board of Directors is responsible for the management and supervision of the Company and the Fund. The Board approves all significant agreements between the Company, on behalf of the Fund, and those companies that furnish services to the Fund. The names and addresses of the Directors and officers of the Company are set forth below, together with their principal business affiliations and occupations for the last five years. As indicated below, certain Directors and officers of the Company hold similar positions with the following Funds that are managed by the Adviser: Davis New York Venture Fund, Inc., Davis

Intermediate Investment Grade Bond Fund, Inc., Davis Tax-Free High Income Fund, Inc., Davis Series, Inc., Davis International Series, Inc. and Davis Variable Account Fund, Inc. (collectively the "Davis Funds"). As indicated below, certain Directors and officers of the Company may also hold similar positions with the following Funds that are managed by the Adviser: Selected American Shares, Inc., Selected Special Shares, Inc., and Selected Capital Preservation Trust (collectively the "Selected Funds").

WESLEY E. BASS, JR. (8/21/31), 710 Walden Road, Winnetka IL 60093. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; President, Bass & Associates (a financial consulting firm); formerly First Deputy City Treasurer, City of Chicago, and Executive Vice President, Chicago Title and Trust Company.

JEREMY H. BIGGS (8/16/35),* Two World Trade Center, 94th Floor, New York NY 10048. Director and Chairman of the Company and each of the Davis Funds; Director of the Van Eck Funds; Consultant to the Adviser; Vice Chairman, Head of Equity Research Department; Chairman of the U.S. Investment Policy Committee, and Member of the International Investment Committee of Fiduciary Trust Company International.

MARC P. BLUM (9/9/42), 233 East Redwood Street, Baltimore MD 21202. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; Chief Executive Officer, World Total Return Fund, LLLP; Of Counsel to Gordon, Feinblatt, Rothman, Hoffberger and Hollander, LLC (attorneys); Director, Mid-Atlantic Realty Trust.

JERRY D. GEIST (5/23/34), 931 San Pedro Drive S.E., Albuquerque NM 87108. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; Chairman, Santa Fe Center Enterprises; President and Chief Executive Officer, Howard Energy International Utilities; Director, CH2M-Hill, Inc.; Member, Investment Committee for Microgeneration Technology Fund, UTECH Funds; Retired Chairman and President, Public Service Company of New Mexico.

D. JAMES GUZY (3/7/36), P.O. Box 128, Glenbrook NV 89413. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; Chairman, PLX Technology, Inc. (a manufacturer of semi-conductor circuits); Director, Intel Corp. (a manufacturer of semi-conductor circuits), Cirrus Logic Corp. (a manufacturer of semi-conductor circuits), Alliance Technology Fund (a mutual fund) and Micro Component Technology, Inc.

G. BERNARD HAMILTON (3/18/37), Avanti Partners, P.O. Box 1119, Richmond VA 23218. Director of the Company and each of the Davis Funds; Managing General Partner, Avanti Partners, L.P.

LEROY E. HOFFBERGER (6/8/25), The Exchange - Suite 215, 1112 Kenilworth Drive, Towson MD 21204. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; Of Counsel to Gordon, Feinblatt, Rothman, Hoffberger and Hollander, LLC (attorneys); Chairman, Mid-Atlantic Realty Trust; Director, Chairman and President, CPC, Inc. (a real estate company); Chairman, Merchant Terminal Corporation; formerly Director of Equitable Bancorporation, Equitable Bank and Maryland National Bank; and formerly Chairman and President, O-W Fund, Inc. (a private investment fund).

LAURENCE W. LEVINE (4/9/31), Walsh & Levine 40 Wall Street, 21st Floor, New York NY 10005. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; Partner, Bigham, Englar, Jones and Houston (attorneys); United States Counsel to Aerolineas Argentina; Director, various private companies.

CHRISTIAN R. SONNE (5/6/30), P.O. Box 777, Tuxedo Park NY 10987. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; General Partner of Tuxedo Park Associates (a land holding and development firm); President and Chief Executive Officer of Mulford Securities Corporation (a private investment fund) until 1990; formerly Vice President of Goldman Sachs & Company (investment banker).

MARSHA WILLIAMS (3/28/51), 725 Landwehr Road, Northbrook IL 60062. Director of the Company and each of the Davis Funds (except Davis International Series, Inc.) and the Selected Funds; Chief Administrative Officer of Crate & Barrel; Director, Modine Manufacturing, Inc.; Director, Chicago Bridge & Iron Company, M.V.; former Treasurer, Amoco Corporation.

SHELBY M.C. DAVIS (3/20/37),** 4135 North Steers Head Road, Jackson Hole WY 83001. President of the Company and each of the Davis Funds and the Selected Funds; Director, Chairman and Chief Executive Officer, Venture Advisers, Inc.; Director, Davis Selected Advisers-NY, Inc.; Director, Shelby Cullom Davis Financial Consultants, Inc.

ANDREW A. DAVIS (6/25/63),* ** 124 East Marcy Street, Santa Fe NM 87501. Director and Vice President of the Company and each of the Davis Funds (except Davis International Series, Inc.) and the Selected Funds; Director and President, Venture Advisers, Inc.; Director and Vice President, Davis Selected Advisers-NY, Inc.; former Vice President of convertible security research, PaineWebber, Inc.

CHRISTOPHER C. DAVIS (7/13/65),* ** 609 Fifth Avenue, New York NY 10017. Director and Vice President of the Company and each of the Davis Funds and the Selected Funds; Director, Vice Chairman, Venture Advisers, Inc.; Director, Chairman, Chief Executive Officer, Davis Selected Advisers-NY, Inc.; Chairman and Director, Shelby Cullom Davis Financial Consultants, Inc.; Employee of Shelby Cullom Davis & Co., a registered broker/dealer; Director, Kings Bay Ltd., an offshore investment management company.

KENNETH C. EICH (8/14/53), 124 East Marcy Street, Santa Fe NM 87501. Vice President of the Company and each of the Davis Funds and Selected Funds; Chief Operating Officer, Venture Advisers, Inc.; Vice President, Davis Selected Advisers-NY, Inc.; President, Davis Distributors, LLC; former President and Chief Executive Officer of First of Michigan Corporation; former Executive Vice President and Chief Financial Officer of Oppenheimer Management Corporation.

SHARRA L. REED (9/25/66), 124 East Marcy Street, Santa Fe NM 87501. Vice President, Treasurer and Assistant Secretary of the Company and each of the Davis Funds and Selected Funds; Vice President of Venture Advisers, Inc.

THOMAS D. TAYS (3/7/57), 124 East Marcy Street, Santa Fe NM 87501. Vice President and Secretary of the Company and each of the Davis Funds and Selected Funds; Vice President and Secretary, Venture Advisers, Inc., Davis Selected Advisers-NY, Inc., and Davis Distributors, LLC; former Vice President and Special Counsel of U.S. Global Investors, Inc.

SHELDON R. STEIN (11/29/28), 111 East Wacker Drive, Suite 2800, Chicago IL 60601. Assistant Secretary of the Company and each of the Davis Funds and Selected Funds; Member, D'Ancona & Pflaum LLC, the Company's counsel.

ARTHUR DON (9/24/53), 111 East Wacker Drive, Suite 2800, Chicago IL 60601. Assistant Secretary of the Company and each of the Davis Funds and Selected Funds; Member, D'Ancona & Pflaum LLC, the Company's counsel.

* Jeremy H. Biggs, Andrew A. Davis and Christopher C. Davis are considered to be "interested persons" of the Company, as defined in the Investment Company Act.

**   Shelby M.C. Davis is the father of Andrew A. Davis and Christopher C.
     Davis.

         The Company does not pay salaries to any of its officers. The Adviser performs certain services on behalf of the Company and is reimbursed by the Company for the costs of providing these services.

                        DIRECTORS' COMPENSATION SCHEDULE

            During the fiscal year ended March 31, 1999, the compensation paid to the Directors who are not considered to be interested persons of the Company was as follows:

                              AGGREGATE COMPANY                  TOTAL
            NAME               COMPENSATION             COMPLEX COMPENSATION*
            ----               ------------             ---------------------
Wesley E. Bass                    $ 3,400                      $54,850
Marc P. Blum                      $ 3,225                      $51,700
Jerry D. Geist                    $ 2,850                      $47,750
D. James Guzy                     $ 3,200                      $51,250
G. Bernard Hamilton               $ 3,200                      $56,250
LeRoy E. Hoffberger               $ 3,200                      $51,250
Laurence W. Levine                $ 3,200                      $51,250
Christian R. Sonne                $ 3,200                      $51,250
Edwin R. Werner**                 $ 1,480                      $23,450
Marsha Williams***                $   800                      $14,500

* Complex compensation is the aggregate compensation paid, for services as a Director, by all mutual funds with the same investment adviser. There are nine registered investment companies in the complex.

** Mr. Werner retired as a Director December 31, 1997, but still serves in a non-voting emeritus status.

***  Ms. Williams was elected to the Board as of January 1, 1999.

                        CERTAIN SHAREHOLDERS OF THE FUND

            As of July 1, 1999, officers and Directors owned the following percentages of each Class of shares issued by the Fund:

                              Class A       Class B        Class C       Class Y
                              -------       -------        -------       -------
Davis Intermediate             2.948%         N/A            N/A           N/A
Investment Grade Bond Fund

            The following table sets forth, as of July 1, 1999, the name and holdings of each person known by the Company to be a record owner of more than 5% of the outstanding shares of any Class of shares. The Fund is not aware of any shareholder that beneficially owns in excess of 25% of the Fund's total outstanding shares.

                                                                PERCENT OF CLASS
NAME AND ADDRESS                                                   OUTSTANDING
- ----------------                                                   -----------

CLASS A SHARES                                                         N/A
- --------------

CLASS B SHARES
- --------------

MLPF&S  For the sole benefit                                          28.21%
of its customers
Attn:  Fund Administrator
4800 Deerlake Drive East
2nd Floor
Jacksonville, FL  32246-6484

CLASS C SHARES
- --------------

MLPF&S  For the sole benefit                                          43.94%
of its customers
Attn:  Fund Administrator
4800 Deerlake Drive East
2nd Floor
Jacksonville, FL  32246-6484

CLASS Y SHARES
- --------------

Naidot & Co.                                                          97.47%
c/o Bessemer Trust Company
100 Woodbridge Center Drive
Woodbridge, NJ  07095

                          INVESTMENT ADVISORY SERVICES

         Davis Selected Advisers, L.P. (the "Adviser") whose principal office is at 124 East Marcy Street, Santa Fe, New Mexico 87501, serves as the investment adviser of the Fund. Venture Advisers, Inc. is the Adviser's sole general partner. Shelby M.C. Davis is Chief Investment Officer of the Adviser and the controlling shareholder of the general partner. Subject to the direction and supervision of the Board of Directors, the Adviser manages the investment and business operations of the Fund. Davis Distributors, LLC ("the Distributor"), a subsidiary of the Adviser, serves as the distributor or principal underwriter of the Fund's shares. Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly owned subsidiary of the Adviser, performs investment management, research and other services for the Fund on behalf of the Adviser under a Sub-Advisory Agreement with the Adviser. The Adviser also acts as investment adviser for Davis New York Venture Fund, Inc., Davis Tax-Free High Income Fund, Inc., Davis Series, Inc., Davis International Series, Inc., Davis Variable Account Fund, Inc. (collectively with the Fund, the "Davis Funds"), Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust (collectively the "Selected Funds"). The Distributor also acts as the principal underwriter for the Davis Funds and the Selected Funds.

         ADVISORY AGREEMENT. Pursuant to the Advisory Agreement, the Fund pays the Adviser a fee according to a separate negotiated fee schedule. Advisory fees are allocated among each Class of shares in proportion to each Class's relative total net assets.

         The Fund pays the Adviser a monthly fee at the annual rate of 0.55% of average net assets. Prior to October 6, 1998, the Fund paid the Adviser a monthly fee at the annual rate of 0.70% of average net assets to manage an investment portfolio of high yield, high-risk securities. Prior to October 6, 1998, the Fund invested primarily in high yield, high-risk securities. At that time the Fund and the Adviser retained Stamper Capital & Investments, Inc. to serve as Sub-Adviser to the Fund.

         The aggregate advisory fee paid by the Fund to the Adviser was:

                                     For fiscal year ended March 31:
                                   1999           1998            1997
                                   ----           ----            ----
Davis Intermediate Investment    $416,822       $446,682        $419,844
Grade Bond Fund

         These fees may be higher than those of most other mutual funds, but are not necessarily higher than those paid by funds with similar objectives.

         The Adviser has entered into a Sub-Advisory Agreement with its wholly owned subsidiary, Davis Selected Advisers-NY, Inc. ("DSA-NY"), where DSA-NY performs research and other services on behalf of the Adviser. Under the Agreement, the Adviser pays all of DSA-NY' s direct and indirect costs of operation. All of the fees paid to DSA-NY are paid by the Adviser and not the Fund.

         The Advisory Agreement also makes provisions for portfolio transactions and brokerage policies of the Fund which are discussed above under "Portfolio Transactions."

         In accordance with the provisions of the 1940 Act, the Advisory Agreement and Sub-Advisory Agreement will terminate automatically upon assignment, and are subject to cancellation upon 60 days' written notice by the Company's Board of Directors, the vote of the holders of a majority of the Fund's outstanding shares, or the Adviser. The continuance of the Advisory Agreement and Sub-Advisory Agreement must be approved at least annually by the Fund's Board of Directors or by the vote of holders of a majority of the outstanding shares of the Fund. In addition, any new agreement, or the continuation of the existing agreement, must be approved by a majority of Directors who are not parties to the agreements or interested persons of any such party.

            Pursuant to the Advisory Agreement, the Adviser, subject to the general supervision of the Fund's Board of Directors, provides management and investment advice, and furnishes statistical, executive and clerical personnel, bookkeeping, office space, and equipment necessary to carry out its investment advisory functions and such corporate managerial duties as requested by the Board of Directors of the Fund. The Fund bears all expenses other than those specifically assumed by the Adviser under the Advisory Agreement, including preparation of its tax returns, financial reports to regulatory authorities, dividend determinations, transaction and accounting matters related to its custodian bank, transfer agency, custodial and shareholder services, and qualification of its shares under federal and state securities laws. The Fund reimburses the Adviser for providing certain services including accounting and administrative services, qualifying shares for sale with state agencies, and shareholder services. Such reimbursements are detailed below:

Davis Intermediate Investment Grade Bond Fund
- ---------------------------------------------

                                                         Fiscal year ended March 31:
                                                       1999        1998          1997
                                                       -----       ----          ----
Accounting and administrative services:             $  6,000     $13,001       $14,663
Qualifying shares for sale with state agencies:     $ 12,996     $12,000       $12,000
Shareholder services:                               $ 10,947     $11,493       $ 6,713

         CODE OF ETHICS. The Adviser has adopted a Code of Ethics which regulates the personal securities transactions of the Adviser's investment personnel, other employees, and affiliates with access to information regarding securities transactions of the Fund. The Code of Ethics requires investment personnel to disclose personal securities holdings upon commencement of employment and all subsequent trading activity to the Adviser's Compliance Officer. Investment personnel are prohibited from engaging in any securities transactions, including the purchase of securities in a private offering, without the prior consent of the Compliance Officer. Additionally, such personnel are prohibited from purchasing securities in an initial public offering and are prohibited from trading in any securities (i) for which the Fund has a pending buy or sell order, (ii) which the Fund is considering buying or selling, or (iii) which the Fund purchased or sold within seven calendar days.

                         DISTRIBUTION OF COMPANY SHARES

         DISTRIBUTION PLANS. Class A, Class B, and Class C shares have each adopted Distribution Plans under which the Fund reimburses the Distributor for some of its distribution expenses. The Distribution Plans were approved by the Fund's Board of Directors in accordance with Rule 12b-1 under the 1940 Act. Rule 12b-1 regulates the manner in which a mutual fund may assume costs of distributing and promoting the sale of its shares. Payments pursuant to a Distribution Plan are included in the operating expenses of the Class.

         CLASS A SHARES. Payments under the Class A Distribution Plan are limited to an annual rate of 0.25% of the average daily net asset value of the Class A shares. Such payments are made to reimburse the Distributor for the fees it pays to its salespersons and other firms for selling the Fund's Class A shares, servicing its shareholders and maintaining its shareholder accounts. Where a commission is paid for purchases of $1 million or more of Class A shares and as long as the limits of the Distribution Plan have not been reached, such payment is also made from 12b-1 distribution fees received from the Fund. Normally, such fees are at the annual rate of 0.25% of the average net asset value of the accounts serviced and maintained on the books of the Fund. Payments under the Class A Distribution Plan may also be used to reimburse the Distributor for other distribution costs (excluding overhead) not covered in any year by any portion of the sales charges the Distributor retains.

         CLASS B SHARES. Payments under the Class B Distribution Plan are limited to an annual rate of 1% of the average daily net asset value of the Class B shares. In accordance with current applicable rules, such payments are also limited to 6.25% of gross sales of Class B shares plus interest at 1% over the prime rate on any unpaid amounts. The Distributor pays broker/dealers up to 4% in commissions on new sales of Class B shares. Up to an annual rate of 0.75% of the average daily net assets is used to reimburse the Distributor for these commission payments. Most or all of such commissions are reallowed to salespersons and to firms responsible for such sales. No commissions are paid by the Company with respect to sales by the Distributor to officers, directors, and full-time employees of the Fund, the Distributor, the Adviser, the Adviser's general partner, or DSA-NY. Up to 0.25% of average net assets is used to reimburse the Distributor for the payment of service and maintenance fees to its salespersons and other firms for shareholder servicing and maintenance of its shareholder accounts.

         CLASS C SHARES. Payments under the Class C Distribution Plan are also limited to an annual rate of 1% of the average daily net asset value of the Class C shares, and are subject to the same 6.25% and 1% limitations applicable to the Class B Distribution Plan. The entire amount of payments may be used to reimburse the Distributor for the payments of commissions, service, and maintenance fees to its salespersons and other firms for selling new Class C shares, shareholder servicing and maintenance of its shareholder accounts.

         CARRYOVER PAYMENTS. If, due to the foregoing payment limitations, the Fund is unable to pay the Distributor the 4% commission on new sales of Class B shares, or the 1% commission on new sales of Class C shares, the Distributor intends, but is not obligated, to accept new orders for shares and pay commissions in excess of the payments it receives from the Fund. The Distributor intends to seek full payment from the Fund of any excess amounts with interest at 1% over the prime rate at such future date, when and to the extent such payments on new sales would not be in excess of the limitations. The Fund is not obligated to make such payments; the amount (if any), timing and condition of any such payments are solely within the discretion of the Directors of the Company, who are not interested persons of the Distributor or the Company, and have no direct or indirect financial interest in the Class B or C Distribution Plans (the "Independent Directors"). If the Fund terminates its Class B share or Class C share Distribution Plan, the Distributor will ask the Independent Directors to take whatever action they deem appropriate with regard to the payment of any excess amounts. As of March 31, 1999 the cumulative totals of these carryover payments were $769,713, representing 3.58% of Class B shares net assets.

            ADDITIONAL INFORMATION CONCERNING THE DISTRIBUTION PLANS. In addition, to the extent that any investment advisory fees paid by the Company may be deemed to be indirectly financing any activity which is primarily intended to result in the sale of Company shares within the meaning of Rule 12b-1, the Distribution Plans authorize the payment of such fees.

         The Distribution Plans continue annually so long as they are approved in the manner provided by Rule 12b-1, or unless earlier terminated by vote of the majority of the Independent Directors or a majority of the Fund's outstanding Class of shares. The Distributor is required to furnish quarterly written reports to the Board of Directors detailing the amounts expended under the Distribution Plans. The Distribution Plans may be amended, provided that all such amendments comply with the applicable requirements then in effect under Rule 12b-1. Currently, Rule 12b-1 provides that as long as the Distribution Plans are in effect, the Company must commit the selection and nomination of candidates for new Independent Directors to the sole discretion of the existing Independent Directors.

         DEALER COMPENSATION. As described herein, dealers or others may receive different levels of compensation depending on which class of shares they sell. The Distributor may make expense reimbursements for special training of a dealer's registered representatives or personnel of dealers and other firms who provide sales or other services in respect to the Fund and/or its shareholders, or to defray the expenses of meetings, advertising or equipment. Any such amounts may be paid by the Distributor from the fees it receives under the Class A, Class B and Class C Distribution Plans.

         In addition, the Distributor may, from time to time, pay additional cash compensation or other promotional incentives to authorized dealers or agents who sell shares of the Fund. In some instances, such cash compensation or other incentives may be offered only to certain dealers or agents who employ registered representatives who have sold or may sell significant amounts of shares of the Fund and/or the other Davis Funds managed by the Adviser during a specified period of time.

         Shares of the Fund may also be sold through banks or bank-affiliated dealers. Any determination that such banks or bank-affiliated dealers are prohibited from selling shares of the Fund under the Glass-Steagall Act would have no material adverse effects on the Fund. State securities laws may require such firms to be licensed as securities dealers in order to sell shares of the Fund.

         FUND SUPERMARKETS. The Fund participates in various "Fund Supermarkets" in which a broker-dealer offers many mutual funds to the sponsor's clients without charging the clients a sales charge. The Fund pays the supermarket sponsor a negotiated fee for distributing the Fund's shares and for continuing services provided to their shareholders.

         A portion of the supermarket sponsor's fee (that portion related to sales, marketing, or distribution of Fund shares) is paid with fees authorized under the Distribution Plans.

         A portion of the supermarket sponsor's fee (that portion related to shareholder services such as new account set-up, shareholder accounting, shareholder inquiries, transaction processing, and shareholder confirmations and reporting) is paid as a shareholder servicing fee of the Fund. The Fund would typically be paying these shareholder servicing fees directly, were it not that the supermarket sponsor holds all customer accounts in a single omnibus account with the Fund. The amount of shareholder servicing fees which the Fund may pay to supermarket sponsors may not exceed the lesser of (a) 1/10 of 1 percent of net assets held by such supermarket sponsors per year, or (b) the shareholder servicing costs saved by the Fund with the omnibus account (determined in the reasonable judgement of the Adviser).

         If the supermarket sponsor's fees exceed the sum available from the Distribution Plans and shareholder servicing fees, then the Adviser pays the remainder out of its profits.

         KRC INVESTMENT ADVISERS, LLC. KRC Investment Advisers, LLC ("KRC"), a registered investment adviser owned and managed by members of the immediate and extended family of LeRoy E. Hoffberger, a Director of the Company, has entered into a service agreement (the "Services Agreement") with the Distributor which provides payments to KRC under the Fund's Rule 12b-1 Plan. Under the Services Agreement, KRC will provide shareholder maintenance services to clients with respect to shares of the Company, and the Distributor will pay KRC a fee at the annual rate of 0.25% of average net assets of the accounts of clients maintained and serviced by KRC. Payments made by the Distributor under the Services Agreement will be reimbursed by the Company under its Rule 12b-1 Plan. Those payments will be made in connection with shareholder maintenance services provided by that investment adviser to its clients who are shareholders of the Company which include, among others, Mr. Hoffberger and members of his immediate and extended family and trusts of which they are beneficiaries or trustees. The cost of these services and advisory services provided by KRC are borne by the clients. Mr. Hoffberger does not have any ownership interest in or otherwise have any control of KRC.

         THE DISTRIBUTOR. Davis Distributors, LLC ("the Distributor"), 124 East Marcy Street, Santa Fe, New Mexico, 87501 is a wholly owned subsidiary of the Adviser, and pursuant to a Distributing Agreement acts as principal underwriter of the Fund's shares on a continuing basis. By the terms of the Distributing Agreement, the Distributor pays for all expenses in connection with the preparation, printing, and distribution of advertising and sales literature for use in offering the Fund's shares to the public, including reports to shareholders to the extent they are used as sales literature. The Distributor also pays for the preparation and printing of prospectuses other than those forwarded to existing shareholders. The continuance and assignment provisions of the Distributing Agreement are the same as those of the Advisory Agreement.

         The Distributor, or the Adviser in its capacity as distributor, received total sales charges (which the Fund does not pay) on the sale of Class A shares:

                                                     Fiscal year ended March 31:
                                                    1999       1998       1997
                                                    ----       ----       ----
Davis Intermediate Investment Grade Bond Fund:    $145,966   $207,166   $123,695
Amount reallowed to dealers:                      $121,498   $174,693   $104,712

            The Distributor received compensation on redemptions and repurchases of shares:

                                              Fiscal year ended March 31, 1999:
   Class A shares                                           $  10,597
   Class B shares                                           $ 112,821
   Class C shares                                           $   4,897

         The Distributor, or the Adviser in its capacity as distributor, received the following amounts as reimbursements under the Distribution plans:

                                         Fiscal year ended March 31:
                                      1999       1998          1997
                                      ----       ----          ----
  Class A shares                   $  59,974   $101,590    $  98,840
  Class B shares                   $ 242,22    $145,416    $  86,015
  Class C shares                   $  40,965   $ 10,355        N/A

                        OTHER IMPORTANT SERVICE PROVIDERS

         CUSTODIAN. State Street Bank and Trust Company ("State Street" or "Custodian"), One Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian of the Company's assets. The Custodian maintains all of the instruments representing the Company's investments and all cash. The Custodian delivers securities against payment upon sale and pays for securities against delivery upon purchase. The Custodian also remits the Company assets in payment of the Fund's expenses, pursuant to instructions of officers or resolutions of the Board of Directors. The Custodian also provides certain Fund accounting and transfer agent services.

         AUDITORS. KPMG LLP ("KPMG"), 707 17th Street, Suite 2300, Denver, Colorado 80202, serves as independent auditors for the Fund. The auditors consult on financial accounting and reporting matters, and meet with the Audit Committee of the Board of Directors. In addition, KPMG reviews federal and state income tax returns and related forms.

         COUNSEL. D'Ancona & Pflaum LLC, 111 East Wacker Drive, Suite 2800, Chicago, Illinois 60601, serves as counsel to the Company and also serves as counsel for those members of the Board of Directors who are not affiliated with the Adviser.


Section III: Purchase, Exchange and Redemption of Shares

                               PURCHASE OF SHARES

         CLASS A, B, AND C SHARES. You can purchase Class A, Class B, or Class C shares of the Fund from any dealer or other person having a sales agreement with the Distributor. Class Y shares are offered only to certain qualified purchasers, as described below.

         There are three ways to make an initial investment of Class A, Class B, or Class C shares in the Fund. One way is to fill out the Application Form included in the Prospectus and mail it to State Street Bank and Trust Company ("State Street Bank and Trust") at the address on the Form. Your dealer or sales representative will help you fill out the Form. The dealer must also sign the Form. All purchases made by check (minimum $1,000, except $250 for retirement plans) should be in U.S. dollars and made payable to THE DAVIS FUNDS, or, in the case of a retirement account, to the custodian or trustee. THIRD PARTY CHECKS WILL NOT BE ACCEPTED. When purchases are made by check, redemptions will not be allowed until the investment being redeemed has been in the account for 15 calendar days.

         The second way to make an initial investment is to have your dealer order and remit payment for the shares on your behalf. The dealer can also order the shares from the Distributor by telephone or wire. You can also use this method for additional investments of at least $1,000.

         The third way to purchase shares is by wire. Shares may be purchased at any time by wiring federal funds directly to State Street Bank and Trust. Prior to an initial investment by wire, the shareholder should telephone Davis Distributors, LLC at 1-800-279-0279 to advise them of the investment and class of shares and to obtain an account number and instructions. A completed Plan Adoption Agreement or Application Form should be mailed to State Street Bank and Trust after the initial wire purchase. To assure proper credit, the wire instructions should be made as follows:

                         State Street Bank and Trust Company,
                         Boston, MA  02210
                         Attn.: Mutual Fund Services
                         DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND Shareholder Name,
                         Shareholder Account Number,
                         Federal Routing Number 011000028,
                         DDA Number 9904-606-2

         After your initial investment, you can make additional investments of at least $25. Simply mail a check payable to "The Davis Funds" to State Street Bank and Trust Company, c/o The Davis Funds, P.O. Box 8406, Boston, MA 02266-8406. For overnight delivery, please send your check to State Street Bank and Trust Company, c/o The Davis Funds, 66 Brooks Drive, Braintree, MA 02184. THIRD PARTY CHECKS WILL NOT BE ACCEPTED. The check should be accompanied by a form which State Street Bank and Trust will provide after each purchase. If you do not have a form, you should tell State Street Bank and Trust that you want to invest the check in shares of the applicable Fund. If you know your account number, you should also provide it to State Street Bank and Trust.

         CERTIFICATES. The Company does not issue certificates for Class A shares unless you request a certificate each time you make a purchase. Certificates are not issued for Class B or Class C shares or for accounts using the Automatic Withdrawals Plan. The Company does not issue certificates for Class Y shares. Instead, shares purchased are automatically credited to an account maintained for you on the books of the Company by State Street Bank and Trust. You will receive a statement showing the details of the transaction and any other transactions you had during the current year each time you add to or withdraw from your account.

                        ALTERNATIVE PURCHASE ARRANGEMENTS

         The Fund offers four classes of shares. With certain exceptions described below, Class A shares are sold with a front-end sales charge at the time of purchase and are not subject to a sales charge when they are redeemed. Class B shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within six years after purchase. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. Class C shares are purchased at their net asset value per share without the imposition of a front-end sales charge but are subject to a 1% deferred sales charge if redeemed within one year after purchase, and do not have a conversion feature. Class Y shares are offered to (i) trust companies, bank trusts, pension plans, endowments or foundations acting on behalf of their own account or one or more clients for which such institution acts in a fiduciary capacity and investing at least $5,000,000 at any one time ("Institutions"); (ii) any state, county, city, department, authority or similar agency which invests at least $5,000,000 at any one time ("Governmental Entities"); and (iii) any investor with an account established under a "wrap account" or other similar fee-based program sponsored and maintained by a registered broker-dealer approved by the Distributor ("Wrap Program Investors"). Class Y shares are sold at net asset value without the imposition of Rule 12b-1 charges.

            Depending on the amount of the purchase and the anticipated length of time of the investment, investors may choose to purchase one Class of shares rather than another. Investors who would rather pay the entire cost of distribution at the time of investment, rather than spreading such cost over time, might consider Class A shares. Other investors might consider Class B or Class C shares, in which case 100% of the purchase price is invested immediately. The Company will not accept any purchase of Class B shares in the amount of $250,000 or more per investor. Such purchase must be made in Class A shares. Class C shares may be more appropriate for the short-term investor. The Company will not accept any purchase of Class C shares when Class A shares may be purchased at net asset value.

         CLASS A SHARES. Class A shares are sold at their net asset value plus a sales charge. The amounts of the sales charges are shown in the following table:

                                                                                                    Customary
                                      Sales Charge                   Charge as                 Concession to Your
                                      as Percentage           Approximate Percentage          Dealer as Percentage
Amount of Purchase                  of Offering Price           of Amount Invested              of Offering Price
- ------------------                  -----------------           ------------------              -----------------
$99,999 or less...................       4-3/4%                         5.0%                           4.0%
$100,000 to $249,999..............       3-1/2%                         3.6%                           3.0%
$250,000 to $499,999..............       2-1/2%                         2.6%                           2.0%
$500,000 to $749,999..............         2.0%                         2.0%                         1-3/4%
$750,000 to $999,999..............         1.0%                         1.0%                      3/4 of 1%
$1,000,000 or more................         0.0%                         0.0%                           0.0%*

* On purchases of $1 million or more, the investor pays no front-end sales charge but a contingent deferred sales charge of 0.75% is imposed if shares purchased at net asset value without a sales load are redeemed within the first year after purchase. The Distributor may pay the financial service firm a commission during the first year after such purchase at an annual rate as follows:

          Purchase Amount                              Commission
          ---------------                              ----------
           First $3,000,000...............................75%
           Next  $2,000,000...............................50%
           Over  $5,000,000...............................25%

            Where a commission is paid for purchases of $1 million or more, such payment will be made from 12b-1 distribution fees received from the Company and, in cases where the limits of the distribution plan in any year have been reached, from the Distributor's own resources.

         REDUCTION OF CLASS A SALES CHARGE. There are a number of ways to reduce the sales charge imposed on the purchase of the Fund's Class A shares, as described below. These reductions are based upon the fact that there is less sales effort and expense involved with respect to purchases by affiliated persons and purchases made in large quantities. If you claim any reduction of sales charges, you or your dealer must so notify the Distributor (or State Street Bank and Trust if the investment is mailed to State Street Bank and Trust) when the purchase is made. Enough information must be given to verify that you are entitled to such right.

         (1) FAMILY OR GROUP PURCHASES. Certain purchases made by or for more than one person may be considered to constitute a single purchase, including (i) purchases for family members, including spouses and children under 21, (ii) purchases by trust or other fiduciary accounts and purchases by Individual Retirement Accounts for employees of a single employer, and (iii) purchases made by an organized group of persons, whether incorporated or not, if the group has a purpose other than buying shares of mutual funds. For further information on group purchase reductions, contact the Adviser or your dealer.

         (2) STATEMENTS OF INTENTION. Another way to reduce the sales charge is by signing a Statement of Intention ("Statement"). See Appendix B: "Terms and Conditions of a Statement of Intention." If you enter into a Statement of Intention you (or any "single purchaser") may state that you intend to invest at least $100,000 in the Fund's Class A shares over a 13-month period. The amount you say you intend to invest may include Class A shares which you already own, valued at the offering price, at the end of the period covered by the Statement. A Statement may be backdated up to 90 days to include purchases made during that period, but the total period covered by the Statement may not exceed 13 months.

         Shares having a value of 5% of the amount you state you intend to invest will be held "in escrow" to make sure that any additional sales charges are paid. If any of the Fund's shares are in escrow pursuant to a Statement and such shares are exchanged for shares of another Davis Fund, the escrow will continue with respect to the acquired shares.

         No additional sales charge will be payable if you invest the amount you have indicated. Each purchase under a Statement will be made as if you were buying the total amount indicated at one time. For example, if you indicate that you intend to invest $100,000, you will pay a sales charge of 3-1/2% on each purchase.

         If you buy additional amounts during the period to qualify for an even lower sales charge, you will be charged such lower charge. For example, if you indicate that you intend to invest $100,000 and actually invest $250,000, you will, by retroactive adjustment, pay a sales charge of 2-1/2%.

         If during the 13-month period you invest less than the amount you have indicated, you will pay an additional sales charge. For example, if you state that you intend to invest $250,000 and actually invest only $100,000, you will, by retroactive adjustment, pay a sales charge of 3-1/2%. The sales charge you actually pay will be the same as if you had purchased the shares in a single purchase.

         A Statement does not bind you to buy, nor does it bind the Adviser to sell, the shares covered by the Statement.

         (3) RIGHTS OF ACCUMULATION. Another way to reduce the sales charge is under a right of accumulation. This means that the larger purchase entitled to a lower sales charge does not have to be in dollars invested at one time. The larger purchases that you (or any "single purchaser") make at any one time can be determined by adding to the amount of a current purchase the value of Fund shares (at offering price) already owned by you.

         For example, if you owned $100,000 worth (at offering price) of shares (including Class A, B and C shares of all Davis Funds), and invest $5,000 in additional shares, the sales charge on that $5,000 investment would be 3-1/2%, not 4-3/4%.

         (4) COMBINED PURCHASES WITH OTHER DAVIS FUNDS. Your ownership or purchase of Class A shares of other Davis Funds may also reduce your sales charges in connection with the purchase of the Fund's Class A shares. This applies to all three situations for reduction of sales charges discussed above.

         If a "single purchaser" decides to buy the Fund's Class A shares as well as Class A shares of any of the other Davis Funds at the same time, these purchases will be considered a single purchase for the purpose of calculating the sales charge. For example, a single purchaser can invest at the same time $100,000 in Davis New York Venture Fund's Class A shares and $150,000 in the Class A shares of Davis Investment Grade Bond Fund and pay a sales charge of 2-1/2%, not 3-1/2%.

         Similarly, a Statement of Intention for the Fund's Class A shares and for the Class A shares of the other Davis Funds may be aggregated. In this connection, the Company's Class A shares and the Class A shares of the other Davis Funds which you already own, valued at the current offering price at the end of the period covered by your Statement of Intention, may be included in the amount you have stated you intend to invest pursuant to your Statement.

         Lastly, the right of accumulation also applies to the Class A, Class B and Class C shares of the other Davis Funds which you own. Thus, the amount of current purchases of the Fund's Class A shares which you make may be added to the value of the Class A shares of the other Davis Funds (valued at their current offering price) already owned by you in determining the applicable sales charge.

         In all of the above instances where you wish to assert this right of combining the shares you own of the other Davis Funds, you or your dealer must notify the Distributor (or State Street Bank and Trust, if the investment is mailed to State Street Bank and Trust) of the pertinent facts. Enough information must be given to permit verification as to whether you are entitled to a reduction in sales charges.

         (5) PURCHASES FOR EMPLOYEE BENEFIT PLANS. Trusteed or other fiduciary accounts and Individual Retirement Accounts ("IRA") of a single employer are treated as purchases of a single person. Purchases of and ownership by an individual and such individual's spouse under an IRA are combined with their other purchases and ownership.

         (6) SALES AT NET ASSET VALUE. There are situations where the sales charge will not apply to the purchase of Class A shares. A sales charge is not imposed on these transactions either because the purchaser deals directly with the Fund (as in employee purchases), or because a responsible party (such as a financial institution) is providing the necessary services usually provided by a registered representative. The sales charge will not apply to: (1) Class A shares purchased through the automatic reinvestment of dividends and distributions; (2) Class A shares purchased by directors, officers, and employees of any fund for which the Adviser acts as investment adviser, or officers and employees of the Adviser, Sub-Adviser, or Distributor, including former directors and officers and any spouse, child, parent, grandparent, brother or sister ("immediate family members") of all of the foregoing, and any employee benefit or payroll deduction plan established by or for such persons;
(3) Class A shares purchased by any registered representatives, principals, and employees (and any immediate family member) of securities dealers having a sales agreement with the Distributor; (4) initial purchases of Class A shares totaling at least $250,000 but less than $5,000,000, made at any one time by banks, trust companies, and other financial institutions on behalf of one or more clients for which such institution acts in a fiduciary capacity; (5) Class A shares purchased by any single account covering a minimum of 250 eligible employees or participants (the Fund may, in its discretion, waive this 250 participant minimum; for example, the 250 participant minimum may be waived for certain financial institutions providing transfer agent and/or administrative services, or for fee-based mutual fund marketplace programs) and representing a defined benefit plan, defined contribution plan, cash or deferred plan qualified under 401(a) or 401(k) of the Internal Revenue Code, or a plan established under
Section 403(b), 457 or 501(c)(9) of such Code, "rabbi trusts", or other nonqualified plans; (6) Class A shares purchased by persons participating in a "wrap account" or similar fee-based program sponsored and maintained by a registered broker-dealer approved by the Fund's Distributor or by investment advisors or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting, or other fee for their services; and clients of such investment advisors or financial planners who place trades for their own accounts, if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent; and (7) Class A shares amounting to less than $5,000,000 purchased by any state, county, city, department, authority or similar agency. Investors may be charged a fee if they effect purchases in Fund shares through a broker or agent. (8) The Fund may also issue Class A shares at net asset value incident to a merger with or acquisition of assets of an investment company. The Fund occasionally may be provided with an opportunity to purchase substantially all the assets of a public or private investment company or to merge another such company into the Fund. This offers the Fund the opportunity to obtain significant assets. No dealer concession is involved. It is industry practice to effect such transactions at net asset value, as it would adversely affect the Fund's ability to do such transactions if the Fund had to impose a sales charge.

         CLASS B SHARES. Class B shares are offered at net asset value, without a front-end sales charge. The Distributor receives and usually reallows commissions to firms responsible for the sale of such shares. With certain exceptions described below, the Fund imposes a deferred sales charge of 4% on shares redeemed during the first year after purchase, 3% on shares redeemed during the second or third year after purchase, 2% on shares redeemed during the fourth or fifth year after purchase and 1% on shares redeemed during the sixth year after purchase. However, on Class B shares of the Fund which are acquired in exchange from Class B shares of other Davis Funds which were purchased prior to December 1, 1994, the Fund will impose a deferred sales charge of 4% on shares redeemed during the first calendar year after purchase; 3% on shares redeemed during the second calendar year after purchase; 2% on shares redeemed during the third calendar year after purchase; and 1% on shares redeemed during the fourth calendar year after purchase; and no deferred sales charge is imposed on amounts redeemed after four calendar years from purchase. Class B shares will be subject to a maximum Rule 12b-1 fee at the annual rate of 1% of the class's average daily net asset value. The Fund will not accept any purchase of Class B shares in the amount of $250,000 or more per investor.

         Class B shares that have been outstanding for eight years will automatically convert to Class A shares without imposition of a front-end sales charge. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because the net asset value per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or less Class A shares than the number of Class B shares converted. Under a private Internal Revenue Service Ruling, such a conversion will not constitute a taxable event under the federal income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is appropriate and in the best interests of the Class B shareholders. In addition, certain Class B shares held by certain defined contribution plans automatically convert to Class A shares based on increases of plan assets.

            CLASS B SPECIAL DISTRIBUTION ARRANGEMENTS. Class B shares of the Fund are made available to Retirement Plan Participants such as 401K or 403B Plans at net asset value with the waiver of Contingent Deferred Sales Charge ("CDSC") if:

(i) the Retirement Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Retirement Plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Retirement Plan has less than $3 million in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Services Agreement between Merrill Lynch and the Fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments"); or

(ii) the Retirement Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract of alliance arrangement with Merrill Lynch, and on the date the Retirement Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Retirement Plan has less than $3 million in assets, excluding money market funds, invested in Applicable Investments; or

(iii) the Retirement Plan has less than 500 eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the Retirement Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

         Retirement Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B shares of the Davis Mutual Funds convert to Class A shares once the Retirement Plan has reached $5 million invested in Applicable Investments. The Retirement Plan will receive a Retirement Plan level share conversion. The Fund may make similar exceptions for other financial institutions sponsoring or administering similar benefit plans.

         CLASS C SHARES. Class C shares are offered at net asset value without a sales charge at the time of purchase. Class C shares redeemed within one year of purchase will be subject to a 1% charge upon redemption. Class C shares do not have a conversion feature. The Fund will not accept any purchases of Class C shares when Class A shares may be purchased at net asset value.

         The Distributor will pay a commission to the firm responsible for the sale of Class C shares. No other fees will be paid by the Distributor during the one-year period following purchase. The Distributor will be reimbursed for the commission paid from 12b-1 fees paid by the Fund during the one-year period. If Class C shares are redeemed within the one-year period after purchase, the 1% redemption charge will be paid to the Distributor. After Class C shares have been outstanding for more than one year, the Distributor will make quarterly payments to the firm responsible for the sale of the shares in amounts equal to 0.75% of the annual average daily net asset value of such shares for sales fees and 0.25% of the annual average daily net asset value of such shares for service and maintenance fees.

         CONTINGENT DEFERRED SALES CHARGES. Any contingent deferred sales charge ("CDSC") imposed upon the redemption of Class A, Class B or Class C shares is a percentage of the lesser of (i) the net asset value of the shares redeemed, or
(ii) the original cost of such shares. No CDSC is imposed when you redeem amounts derived from (a) increases in the value of shares redeemed above the net cost of such shares, or (b) certain shares with respect to which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions. Upon request for a redemption, shares not subject to the CDSC will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

         The CDSC on Class A, B, and C shares that are subject to a CDSC will be waived if the redemption relates to the following: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including registered joint owner) occurring after the purchase of the shares being redeemed; (b) in the event of the death of the shareholder (including a registered joint owner); (c) for redemptions made pursuant to an automatic withdrawal plan in an amount, on an annual basis, up to 12% of the value of the account at the time the shareholder elects to participate in the automatic withdrawal plan; (d) for redemptions from a qualified retirement plan or IRA that constitute a tax-free return of excess contributions to avoid tax penalty; (e) on redemptions of shares sold to directors, officers, and employees of any fund for which the Adviser acts as investment adviser, or officers and employees of the Adviser, Sub-Adviser, or Distributor, including former directors and officers and immediate family members of all of the foregoing, and any employee benefit or payroll deduction plan established by or for such persons; and (f) on redemptions pursuant to the right of the Company to liquidate a shareholder's account if the aggregate net asset value of the shares held in such account falls below an established minimum amount.

         CLASS Y SHARES. Class Y shares are offered through a separate Prospectus to (i) trust companies, bank trusts, endowments, pension plans or foundations ("Institutions") acting on behalf of their own account or one or more clients for which such Institution acts in a fiduciary capacity and investing at least $5,000,000 at any one time; (ii) any state, county, city, department, authority or similar agency which invests at least $5,000,000 ("Government Entities"); and (iii) any investor with an account established under a "wrap account" or other similar fee-based program sponsored and maintained by a registered broker-dealer approved by the Fund's Distributor ("Wrap Program Investors"). Wrap Program Investors may only purchase Class Y shares through the sponsors of such programs who have entered into agreements with Davis Distributors, LLC.

         Wrap Program Investors should be aware that both Class A and Class Y shares are made available by the Fund at net asset value to sponsors of wrap programs. However, Class A shares are subject to additional expenses under the Fund's Rule 12b-1 Plan and sponsors of wrap programs utilizing Class A shares are generally entitled to payments under the Plan. If the sponsor has selected Class A shares, investors should discuss these charges with their program's sponsor and weigh the benefits of any services to be provided by the sponsor against the higher expenses paid by Class A shareholders.

                                SPECIAL SERVICES

         PROTOTYPE RETIREMENT PLANS. The Distributor and certain qualified dealers have available prototype retirement plans (e.g. 401(k), profit sharing, money purchase, Simplified Employee Pension ("SEP") plans, model 403(b) and 457 plans for charitable, educational and governmental entities) sponsored by the Company for corporations and self-employed individuals. The Distributor and certain qualified dealers also have prototype Individual Retirement Account ("IRA") plans (deductible IRAs, non-deductible IRAs, including "Roth IRAs", and educational IRAs) and SIMPLE IRA plans for both individuals and employers. These plans utilize the shares of the Company and other Davis Funds as their investment vehicle. State Street Bank and Trust acts as custodian or trustee for such plans, and charges the participant $10 to establish each account and an annual maintenance fee of $10 per social security number. The maintenance fee will be redeemed automatically at year-end from your account, unless you elect to pay the fee directly prior to such time.

         AUTOMATIC INVESTMENT PROGRAM. You may arrange for automatic monthly investing whereby State Street Bank and Trust will be authorized to initiate a debit to your bank account of a specific amount (minimum $25) each month which will be used to purchase the Fund's shares. The account minimums of $1,000 for non-retirement accounts and $250 for retirement accounts will be waived, if pursuant to the automatic investment program the account balance will meet the minimum investment requirements within twelve months of the initial investment. For institutions that are members of the Automated Clearing House system (ACH), such purchases can be processed electronically on any day of the month between the 5th and the 28th. After each automatic investment, you will receive a transaction confirmation, and the debit should be reflected on your next bank statement. You may terminate the Automatic Investment Program at any time. If you desire to utilize this program, you may use the appropriate designation on the Application Form. Once you have established your account, you may use the Account Service Form to establish this program. Class Y shares are not eligible to participate in the Automatic Investment Program.

         DIVIDEND DIVERSIFICATION PROGRAM. You may also establish a dividend diversification program which allows you to have all dividends and any other distributions automatically invested in shares of one or more of the Davis Funds, subject to state securities law requirements and the minimum investment requirements. You must receive a current prospectus for the other Fund or Funds prior to investment. Shares will be purchased at the chosen Fund's net asset value on the dividend payment date. A dividend diversification account must be in the same registration as the distributing Fund account and must be of the same class of shares. All accounts established or utilized under this program must have a minimum initial value, and all subsequent investments must be at least $25. This program can be amended or terminated at any time, upon at least 60 days' notice. If you would like to participate in this program, you may use the appropriate designation on the Application Form. Once you have established your account, you may use the Account Service Form to establish this program. Class Y shares are not eligible to participate in the Dividend Diversification Program.

         TELEPHONE PRIVILEGE. Unless you have provided in your application that the telephone privilege is not to be available, the telephone privilege is automatically available under certain circumstances for exchanging shares and for redeeming shares. BY EXERCISING THE TELEPHONE PRIVILEGE TO SELL OR EXCHANGE SHARES, YOU AGREE THAT THE DISTRIBUTOR SHALL NOT BE LIABLE FOR FOLLOWING TELEPHONE INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE. Reasonable procedures will be employed to confirm that such instructions are genuine and if not employed, the Company may be liable for unauthorized instructions. Such procedures will include a request for personal identification (account or social security number) and tape recording of the instructions. You should be aware that during unusual market conditions we might have difficulty in accepting telephone requests, in which case you should contact us by mail.

                               EXCHANGE OF SHARES

         GENERAL. The exchange privilege is a convenient way to buy shares in other Davis Funds in order to respond to changes in your goals or in market conditions. If such goals or market conditions change, the Davis Funds offer a variety of investment objectives that includes common stock funds, tax-exempt, government and corporate bond funds, and a money market fund. However, the Funds are intended as long-term investments and are not intended for short-term trades. Shares of a particular class of a Fund may be exchanged only for shares of the same class of another Davis Fund, except that Class A shareholders who are eligible to purchase Class Y shares may exchange their shares for Class Y shares of the Fund. All of the Davis Funds offer Class A, Class B, Class C and Class Y shares. The shares to be received upon exchange must be legally available for sale in your state. For Class A, Class B or Class C shares the net asset value of the initial shares being acquired must meet the required minimum of $1,000 unless such exchange is under the Automatic Exchange Program described below. For Class Y shares the net asset value of the initial shares being acquired must be at least $5,000,000 for Institutions and Government Entities or minimums set by wrap program sponsors.

         Shares may be exchanged at relative net asset value without any additional charge. However, if any shares being exchanged are subject to an escrow or segregated account pursuant to the terms of a Statement of Intention or a CDSC, such shares will be exchanged at relative net asset value, but the escrow or segregated account will continue with respect to the shares acquired in the exchange. In addition, the terms of any CDSC, or redemption fee applicable at the time of exchange, will continue to apply to any shares acquired upon exchange.

         Before you decide to make an exchange, you must obtain the current prospectus of the desired Fund. Call your broker or the Distributor for information and a prospectus for any of the other Davis Funds registered in your state. Read the prospectus carefully. If you decide to exchange your shares, contact your broker/dealer, the Distributor, or send State Street Bank and Trust a written unconditional request for the exchange and follow the instructions regarding delivery of share certificates contained in the section on "Redemption of Shares." A medallion signature guarantee is not required for such an exchange. However, if shares are also redeemed for cash in connection with the exchange transaction, a medallion signature guarantee may be required. A medallion signature guarantee is a written confirmation from an eligible guarantor institution, such as a securities broker-dealer or a commercial bank, that the signature(s) on the account is (are) valid. Unfortunately, no other form of signature verification can be accepted. Your dealer may charge an additional fee for handling an exercise of the exchange privilege.

         An exchange involves both a redemption and a purchase, and normally both are done on the same day. However, in certain instances such as where a large redemption is involved, the investment of redemption proceeds into shares of other Davis Funds may take up to seven days. For federal income tax purposes, exchanges between Funds are treated as a sale and purchase. Therefore, there will usually be a recognizable capital gain or loss due to an exchange. An exchange between different classes of the same Fund is not a taxable event.

         The number of times you may exchange shares among the Davis Funds within a specified period of time may be limited at the discretion of the Distributor. Currently, more than four exchanges out of a Fund during a twelve-month period are not permitted without the prior written approval of the Distributor. The Company reserves the right to terminate or amend the exchange privilege at any time upon 60 days' notice.

         BY TELEPHONE. You may exchange shares by telephone into accounts with identical registrations and the same share class. Please see the discussion of procedures with respect to telephone instructions in the section entitled "Telephone Privilege," as such procedures are also applicable to exchanges.

         AUTOMATIC EXCHANGE PROGRAM. The Company also offers an automatic monthly exchange program. All accounts established or utilized under this program must have the same registration and the same share class, and a minimum initial value of at least $250. All subsequent exchanges must have a value of at least $25. Each month, shares will be simultaneously redeemed and purchased at the chosen Fund's applicable price. If you would like to participate in this program, you may use the appropriate designation on the Application Form.

Once you have established your account, you may use the Account Service Form to establish this program.

                              REDEMPTION OF SHARES

         GENERAL. You can redeem, or sell back to the Company, all or part of your shares at any time at net asset value less any applicable sales charges. You can do this by sending a written request to State Street Bank and Trust Company, c/o The Davis Funds, P.O. Box 8406, Boston, MA 02266-8406, indicating how many of your shares or what dollar amount you want to redeem. If more than one person owns the shares to be redeemed, all owners must sign the request. The signatures on the request must correspond to the account from which the shares are being redeemed.

         Sometimes State Street Bank and Trust needs more documents to verify authority to make a redemption. This usually happens when the owner is a corporation, partnership or fiduciary (such as a trustee or the executor of an estate) or if the person making the request is not the registered owner of the shares.

         If shares to be redeemed are represented by a certificate, the certificate must be signed by the owner or owners and must be sent to State Street Bank and Trust with the request.

         For the protection of all shareholders, the Company also requires that signatures appearing on a share certificate, stock power or redemption request where the proceeds would be more than $50,000, must be medallion signature-guaranteed by an eligible guarantor institution, such as a securities broker-dealer, or a commercial bank. A medallion signature guarantee is also required in the event that any modification to the Company's application is made after the account is established, including the selection of the Expedited Redemption Privilege. In some situations where corporations, trusts, or estates are involved, additional documents may be necessary to effect the redemption. The transfer agent may reject a request from any of the foregoing eligible guarantors, if such guarantor does not satisfy the transfer agent's written standards or procedures, or if such guarantor is not a member or participant of a medallion signature guarantee program. This provision also applies to exchanges when there is also a redemption for cash. A medallion signature guarantee on redemption requests where the proceeds would be $50,000 or less is not required, provided that such proceeds are being sent to the address of record and, in order to ensure authenticity of an address change, such address of record has not been changed within the last 30 days.

         Redemption proceeds are normally paid to you within seven days after State Street Bank and Trust receives your proper redemption request. Payment for redemptions can be suspended under certain emergency conditions determined by the Securities and Exchange Commission, or if the New York Stock Exchange is closed for other than customary or holiday closings. If any of the shares redeemed were just bought by you, payment to you may be delayed until your purchase check has cleared (which usually takes up to 15 days from the purchase date). You can avoid any redemption delay by paying for your shares with a bank wire or federal funds.

         Redemptions are ordinarily paid to you in cash. However, the Company's Board of Directors is authorized to decide if conditions exist making cash payments undesirable (although the Board has never reached such a decision). If the Board of Directors should decide to make payments other than in cash, redemptions could be paid in liquid securities, valued at the value used in computing a Fund's net asset value. There would be brokerage costs incurred by the shareholder in selling such redemption proceeds. We must, however, redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's net asset value, whichever is smaller, during any 90-day period for any one shareholder.

         Your shares may also be redeemed through participating dealers. Under this method, the Distributor repurchases the shares from your dealer, if your dealer is a member of the Distributor's selling group. Your dealer may, but is not required to, use this method in selling back your shares and may place repurchase request by telephone or wire. Your dealer may charge you a service fee or commission. No such charge is incurred if you redeem your own shares through State Street Bank and Trust rather than having a dealer arrange for a repurchase.

         ELECTRONIC WIRE PRIVILEGE. You may be eligible to have your sale proceeds electronically transferred to a commercial bank account. This is known as an Electronic Wire Privilege or "Expedited Redemption Privilege." Investors may instruct State Street Bank and Trust to establish banking instructions for the purposes of future electronic wire sale. This privilege allows the shareholder to instruct State Street Bank and Trust to forward redemption proceeds to their checking or savings account at their commercial bank. To sign up for this option, simply fill out the appropriate section of the Application Form. There is a $5 charge by State Street Bank and Trust for wire service, and receiving banks may also charge for this service. Payment through Automated Clearing House will usually arrive at your bank two banking days after the sale. Payment by wire is usually credited to your bank account on the next business day after the sale.

         While State Street Bank and Trust will accept electronic wire sales by telephone or dealer, you still need to fill out and submit the information under the Electronic Wire Privilege section of the Application Form. If you are currently an investor with a retirement account, you must provide written instructions or an IRA Distribution Form to the service agent in order to execute any sale. If you wish to execute a wire sale, all shareholders must have their signatures medallion-guaranteed in order to establish this privilege. If you are currently an investor with a non-retirement account and have not previously established the Electronic Wire Privilege, you must submit a letter of instruction or a Davis Funds Account Service Form with all shareholders' signatures medallion-guaranteed at the time of sale. Once this privilege is established, you may call our customer service department to execute a wire sale by phone.

         BY TELEPHONE. You can redeem shares by telephone and receive a check by mail, but please keep in mind:

            The check can only be issued for up to $25,000; The check can only be issued to the registered owner(s); The check can only be sent to the address of record; and Your current address of record must have been on file for 30 days.

         AUTOMATIC WITHDRAWALS PLAN. Under the Automatic Withdrawals Plan, you can indicate to State Street Bank and Trust how many dollars you would like to receive each month or each quarter. Your account must have a value of at least $10,000 to start a plan.

         When you participate in this plan, shares are sold so that you will receive payment by one of three methods:

         First, you may receive funds at the address of record provided that this address has been unchanged for a period of not less than 30 days. These funds are sent by check on or after the 25th of the month.

         Second, you may also choose to receive funds by Automated Clearing House (ACH) to the banking institution of your choice. You may elect an ACH draft date between the 5th and the 28th day of the month. You must complete this section of the Davis Funds Account Application. Once your account has been established, you must submit a letter of instruction with a medallion signature guarantee to execute an Automatic Withdrawals Plan by ACH.

         Third, you may have funds sent by check to a third party at an address other than the address of record. You must complete this section of the Davis Funds Application Form. Once your account has been established you must submit a letter of instruction with a medallion signature guarantee to designate a third party payee.

         Withdrawals involve redemption of shares and may produce gain or loss for income tax purposes. Shares of the Fund initially acquired by exchange from any of the other Davis Funds will remain subject to an escrow or segregated account to which any of the exchanged shares were subject. If you utilize this plan, any applicable CDSCs will be imposed on such shares redeemed. Purchase of additional shares concurrent with withdrawals may be disadvantageous to you because of tax and sales load consequences. If the amount you withdraw exceeds the dividends on your shares, your account will suffer depletion. You may terminate your Automatic Withdrawals Plan at any time without charge or penalty. The Company reserves the right to terminate or modify the Automatic Withdrawals Plan at any time. Class Y shares are not eligible for the Automatic Withdrawals Plan.

         INVOLUNTARY REDEMPTIONS. To relieve the Company of the cost of maintaining uneconomical accounts, the Company may effect the redemption of shares at net asset value in any account if the account, due to shareholder redemptions, has a value of less than $250. At least 60 days prior to such involuntary redemption, the Company will mail a notice to the shareholder so that an additional purchase may be effected to avoid such redemption.

         SUBSEQUENT REPURCHASES. After some or all of your shares are redeemed or repurchased, you may decide to put back all or part of your proceeds into the same Class of a Fund's shares. Any such shares will be issued without sales charge at the net asset value next determined after you have returned the amount of your proceeds. In addition, any applicable CDSC assessed on such shares will be returned to the account. Shares will be deemed to have been purchased on the original purchase date for purposes of calculating the CDSC and the conversion period. This can be done by sending State Street Bank and Trust or the Distributor a letter, together with a check for the reinstatement amount. The letter must be received, together with the payment, within 60 days after the redemption or repurchase. You can only use this privilege once.


Section IV:  General Information

                         DETERMINING THE PRICE OF SHARES

         NET ASSET VALUE. The net asset value per share of each class is determined daily by dividing the total value of investments and other assets, less any liabilities, by the total outstanding shares. The net asset value of the Fund is determined daily as of the earlier of the close of the New York Stock Exchange (the "Exchange") or 4:00 p.m., Eastern time, on each day that the Exchange is open for trading.

         The price per share for purchases or redemptions made directly through State Street Bank and Trust is generally the value next computed after State Street Bank and Trust receives the purchase order or redemption request. In order for your purchase order or redemption request to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 4:00 p.m. Eastern time, and (ii) promptly transmit the order to State Street Bank and Trust. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders or redemption requests to State Street Bank and Trust so that you may receive the same day's net asset value. Note that in the case of redemptions and repurchases of shares owned by corporations, trusts, or estates, or of shares represented by outstanding certificates, State Street Bank and Trust may require additional documents to effect the redemption and the applicable price will be determined as of the close of the next computation following the receipt of the required documentation or outstanding certificates. See "Redemption of Shares."

         The Company does not price its shares or accept orders for purchases or redemptions on days when the New York Stock Exchange is closed. Such days currently include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Certain brokers and certain designated intermediaries on their behalf may accept purchase and redemption orders. The Distributor will be deemed to have received such an order when the broker or the designee has accepted the order. Customer orders are priced at the net asset value next computed after such acceptance. Such order may be transmitted to the Fund or its agents several hours after the time of the acceptance and pricing.

         VALUATION OF PORTFOLIO SECURITIES. Portfolio securities are normally valued using current market valuations. Securities traded on a national securities exchange are valued at the last published sales price on the exchange, or in the absence of recorded sales, at the average of closing bid and asked prices on such exchange. Over-the-counter securities are valued at the average of closing bid and asked prices. Fixed-income securities may be valued on the basis of prices provided by a pricing service. Investments in short-term securities (purchased with a maturity of one year or less) are valued at amortized cost unless the Board of Directors determines that such cost is not a fair value. Assets for which there are no quotations available will be valued at a fair value as determined by or at the direction of the Board of Directors.

         To the extent that the Fund's securities are traded in markets that close at different times, events affecting portfolio values that occur between the time that their prices are determined and the time the Fund's shares are priced will generally not be reflected in the Fund's share price. The value of securities denominated in foreign currencies and traded in foreign markets will have their value converted into the U.S. dollar equivalents at the prevailing market rate as computed by State Street Bank & Trust Company. Fluctuation in the value of foreign currencies in relation to the U.S. dollar may affect the net asset value of the Fund's shares even if there has not been any change in the foreign currency price of the Fund's investments.

                           YEAR 2000 TRANSITION ISSUES

         Like all financial service providers, the Adviser, Sub-Adviser, Distributor, and third parties providing investment advisory, administrative, transfer agent, custodial and other services (jointly the "Service Providers") utilize systems that may be affected by Year 2000 transition issues.

         The services provided to the Fund and the shareholders by the Service Providers depend on the smooth functioning of their computer systems and those of other parties they deal with. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated.

         Difficulties with Year 2000 transition issues could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although at this time there can be no assurance that there will be no adverse impact on the Fund, the Service Providers have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the Year 2000, and expect that their systems, and those of other parties they deal with, will be adapted in time for this event. In addition, there can be no assurance that the companies in which the Fund invests will not experience difficulties with Year 2000 transition issues, which may negatively affect the market value of those companies.

                           DIVIDENDS AND DISTRIBUTIONS

         There are two sources of income, net income and realized capital gains, paid to you by the Fund. You will receive confirmation statements for dividends declared and shares purchased through reinvestment of dividends. You will also receive confirmations after each purchase and after each redemption. Different classes of shares may be expected to have different expense ratios due to differing distribution services fees and certain other expenses. Classes with higher expense ratios will pay correspondingly lower dividends than Classes with lower expense ratios. For tax purposes, information concerning distributions will be mailed annually to shareholders.

         Shareholders have the option of receiving all dividends and distributions in cash, of having all dividends and distributions reinvested, or of having income dividends paid in cash and capital gain distributions reinvested. Reinvestment of all dividends and distributions is automatic for accounts utilizing the Automatic Withdrawals Plan. The reinvestment of dividends and distributions is made at net asset value (without any initial or contingent deferred sales charge) on the payment date.

         For the protection of the shareholder, upon receipt of the second dividend check which has been returned to State Street Bank and Trust as undeliverable, undelivered dividends will be invested in additional shares at the current net asset value and the account designated as a dividend reinvestment account.

                              FEDERAL INCOME TAXES

         This section is not intended to be a full discussion of all the aspects of the federal income tax law and its effects on the Fund and its shareholders. Shareholders may be subject to state and local taxes on distributions. Each investor should consult his or her own tax adviser regarding the effect of federal, state, and local taxes on any investment in the Fund.

         The Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code (the "Code"), and if so qualified, will not be liable for federal income tax to the extent its earnings are distributed, except with respect to realization of the "built-in gains" as described below. If, for any calendar year, the distribution of earnings required under the Code exceeds the amount distributed, an excise tax, equal to 4% of the excess, will be imposed on the applicable Fund. The Fund intends to make distributions during each calendar year sufficient to prevent imposition of the excise tax.

         Distributions of net investment income and net realized short-term capital gains will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains (other than the built-in gains as discussed below) will be taxable to shareholders as long-term capital gain regardless of how long the shares have been held. Distributions will be treated the same for tax purposes whether received in cash or in additional shares. Dividends declared in the last calendar month to shareholders of record in such month and paid by the end of the following January are treated as received by the shareholder in the year in which they are declared. A gain or loss for tax purposes may be realized on the redemption of shares. If the shareholder realizes a loss on the sale or exchange of any shares held for six months or less and if the shareholder received a capital gain distribution during that period, then the loss is treated as a long-term capital loss to the extent of such distribution.

                                PERFORMANCE DATA

         From time to time, the Fund may advertise information regarding its performance. Such information will be calculated separately for each class of shares. These performance figures are based upon historical results and are not intended to indicate future performance.

CUMULATIVE TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN

         The cumulative total return and the average annual total return (each is defined below) with respect to each class of shares for the Fund for the periods indicated below is as follows:

                                                                                               Average Annual        Cumulative
                                                                                              Total Return (1)     Total Return (2)
                                                                                               --------------       --------------
Class A Shares
   One year ended March 31, 1999    ..........................................................   (14.71)%             (14.71)%
   Five years ended March 31, 1999  ..........................................................      3.02%               16.03%
   Ten years ended March 31, 1999   ..........................................................      4.63%               57.31%
   Period from May 29, 1980 through March 31, 1999 (life of class)............................      7.61%              298.52%

Class B Shares
   One year ended March 31, 1999....  ........................................................   (14.51)%             (14.51)%
   Period from December 5, 1994 through March 31, 1999 (life of class)........................      3.19%               14.51%

Class C Shares
   One year ended March 31, 1999    ..........................................................   (12.17)%             (12.17)%
   Period from August 12, 1997 through March 31, 1999 (life of class).........................    (3.95)%              (6.37)%

Class Y Shares
   One year ended March 31, 1999    ..........................................................   (10.16)%             (10.16)%
   Period from March 20, 1997 through March 31, 1999 (life of class)..........................    (0.51)%              (1.02)%


(1) "Average Annual Total Return" represents the average annual compounded rate of return for the periods presented. Periods of less than one year are not annualized. Average annual total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the Fund's portfolio. Average annual total return is calculated separately for each class in accordance with the standardized method prescribed by the Securities and Exchange Commission by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                P(1+T)n = ERV

      Where:    P =  hypothetical initial payment of $1,000.

                T =  average annual total return.

                n =  number of years.

                ERV  = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period.

         This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates, and (ii) deducts (a) the maximum front-end or applicable contingent deferred sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory fees, charged as expenses to all shareholder accounts.


(2) "Cumulative Total Return" is a measure of a Fund's performance encompassing all elements of return. Total return reflects the change in share price over a given period and assumes all distributions are taken in additional Fund shares. Total return is determined by assuming a hypothetical investment at the beginning of the period, deducting a maximum front-end or applicable contingent deferred sales charge, adding in the reinvestment of all income dividends and capital gains, calculating the ending value of the investment at the net asset value as of the end of the specified time period and subtracting the amount of the original investment, and by dividing the original investment. This calculated amount is then expressed as a percentage by multiplying by 100. Periods of less than one year are not annualized.


30-DAY SEC YIELD

         The 30-Day SEC Yield (defined below) with respect to each class of shares of Davis Intermediate Investment Grade Bond Fund for the period ended March 31, 1999, is as follows:

               Class A shares                   6.81%
               Class B shares                   6.45%
               Class C shares                   6.40%
               Class Y shares                   7.54%

         "30-Day SEC Yield" is computed in accordance with a standardized method prescribed by the rules of the Securities and Exchange Commission and is calculated separately for each class. 30-Day SEC Yield is a measure of the net investment income per share (as defined) earned over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund's shares at the end of the period. Such yield figure was determined by dividing the net investment income per share on the last day of the period, according to the following formula:

           30-Day SEC Yield = 2 [(a - b + 1) 6 - 1]
                                  -----
                                   cd

Where:     a =  dividends and interest earned during the period.

           b =  expenses accrued for the period.

           c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

           d = the maximum offering price per share on the last day of the period.

         Davis Intermediate Investment Grade Bond Fund's 30-Day SEC Yield will fluctuate depending upon prevailing interest rates, quality, maturities, types of instruments held, and operating expenses. Thus, any yield quotation should not be considered representative of future results. If a broker-dealer charges investors for services related to the purchase or redemption of Fund shares, the yield will effectively be reduced.

OTHER FUND STATISTICS

         In reports or other communications to shareholders and in advertising material, the performance of the Fund may be compared to recognized unmanaged indices or averages of the performance of similar securities. Also, the performance of the Fund may be compared to that of other funds of comparable size and objectives as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or similar independent mutual fund rating services, and the Fund may use evaluations published by nationally recognized independent ranking services and publications. Any given performance comparison should not be considered representative of the Fund's performance for any future period.

         In advertising and sales literature the Fund may publish various statistics describing its investment portfolio such as the Fund's average Price to Book and Price to Earnings ratios, beta, alpha, R-squared, standard deviation, etc.

         The Fund's Annual Report and Semi-Annual Report contain additional performance information and will be made available upon request and without charge by calling Davis Funds toll-free at 1-800-279-0279, Monday through Friday, 7 a.m. to 4 p.m. Mountain Time.

                                   APPENDIX A

                       QUALITY RATINGS OF DEBT SECURITIES

MOODY'S CORPORATE BOND RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade-obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements as their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments, or of maintenance of other terms of the contract over any longer period of time, may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATE BOND RATINGS

AAA - Debt rated `AAA' has the highest rating assigned by Standard and Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated `AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated `A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated `BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB - Debt rated `BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The `BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BBB-' rating.

B - Debt rated `B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The `B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BB' or `BB-' rating.

CCC - Debt rated `CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The `CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `B' or `B-' rating.

CC - The rating `CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied `CCC' rating.

C - The rating `C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied `CCC-' debt rating. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI - The rating `CI' is reserved for income bonds on which no interest is being paid.

D - Debt rated `D' is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S COMMERCIAL PAPER RATINGS

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Prime-1 (superior capacity), Prime-2 (strong capacity) and Prime-3 (acceptable capacity). In assigning ratings to an issuer which represents that its commercial paper obligations are supported by the credit of another entity or entities, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

STANDARD & POOR'S COMMERCIAL PAPER RATINGS

The S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from `A' for the highest quality to `D' for the lowest. Issues assigned an `A' rating are regarded as having the greatest capacity for timely payment. Within the `A' category, the numbers 1, 2 and 3 indicate relative degrees of safety. The addition of a plus sign to the category A-1 denotes that the issue is determined to possess overwhelming safety characteristics.

                                   APPENDIX B

     TERMS AND CONDITIONS FOR A STATEMENT OF INTENTION (CLASS A SHARES ONLY)

TERMS OF ESCROW:

1. Out of my initial purchase (or subsequent purchases if necessary) 5% of the dollar amount specified in this Statement will be held in escrow by State Street Bank and Trust in the form of shares (computed to the nearest full share at the public offering price applicable to the initial purchase hereunder) registered in my name. For example, if the minimum amount specified under this statement is $100,000 and the public offering price applicable to transactions of $100,000 is $10 a share, 500 shares (with a value of $5,000) would be held in escrow.

2. In the event I should exchange some or all of my shares to those of another mutual fund for which Davis Distributors, LLC, acts as distributor, according to the terms of this prospectus, I hereby authorize State Street Bank and Trust to escrow the applicable number of shares of the new fund, until such time as this Statement is complete.

3. If my total purchases are at least equal to the intended purchases, the shares in escrow will be delivered to me or to my order.

4. If my total purchases are less than the intended purchases, I will remit to Davis Distributors, LLC, the difference in the dollar amount of sales charge actually paid by me and the sales charge which I would have paid if the total purchase had been made at a single time. If remittance is not made within 20 days after written request by Davis Distributors, LLC, or my dealer, State Street Bank and Trust will redeem an appropriate number of the escrowed shares in order to realize such difference.

5. I hereby irrevocably constitute and appoint State Street Bank and Trust my attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

6. Shares remaining after the redemption referred to in Paragraph No. 4 will be credited to my account.

7. The duties of State Street Bank and Trust are only such as are herein provided being purely ministerial in nature, and it shall incur no liability whatever except for willful misconduct or gross negligence so long as it has acted in good faith. It shall be under no responsibility other than faithfully to follow the instructions herein. It may consult with legal counsel and shall be fully protected in any action taken in good faith in accordance with advice from such counsel. It shall not be required to defend any legal proceedings which may be instituted against it in respect of the subject matter of this Agreement unless requested to do so and indemnified to its satisfaction against the cost and expense of such defense.

8. If my total purchases are more than the intended purchases and such total is sufficient to qualify for an additional quantity discount, a retroactive price adjustment shall be made for all purchases made under such Statement to reflect the quantity discount applicable to the aggregate amount of such purchases during the thirteen-month period.

                         EVERGREEN FIXED INCOME TRUST

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                          EVERGREEN FIXED INCOME TRUST

                               200 Berkeley Street
                           Boston, Massachusetts 02116
                                 (800) 633-2700

                        EVERGREEN SHORT AND INTERMEDIATE
                                 TERM BOND FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                November 1, 1999


  Evergreen Capital Preservation and Income Fund ("Capital Preservation Fund")
        Evergreen Intermediate Term Bond Fund ("Intermediate Bond Fund")
       Evergreen Short-Intermediate Bond Fund ("Short-Intermediate Fund")
                     (Each a "Fund," together, the "Funds")


                      Each Fund is a series of an open-end
                          management investment company
                         known as Evergreen Fixed Income
                               Trust (the "Trust")

         This Statement of Additional Information ("SAI") pertains to all classes of shares of the Funds listed above. It is not a prospectus but should be read in conjunction with the prospectus dated November 1, 1999 for the Fund in which you are interested. The Funds are offered through the prospectus offering Class A, Class B, Class C and Class Y shares. The information in Part 1 of this SAI is specific information about the Funds in the prospectus. The information in Part 2 of this SAI contains more general information that may or may not apply to the Fund or Class of shares in which you are interested.

         Certain information may be incorporated by reference to the Funds' Annual Report dated June 30, 1999. You may obtain a copy of the Annual Report without charge by calling (800) 343-2898.

o:/efit-de/n-1a/sais&i.doc

                                TABLE OF CONTENTS


PART 1

TRUST HISTORY.............................................................1-1
INVESTMENT POLICIES.......................................................1-1
OTHER SECURITIES AND PRACTICES............................................1-3
PRINCIPAL HOLDERS OF FUND SHARES..........................................1-3
EXPENSES..................................................................1-6
PERFORMANCE...............................................................1-9
COMPUTATION OF CLASS A OFFERING PRICE ...................................1-11
SERVICE PROVIDERS........................................................1-11
FINANCIAL STATEMENTS.....................................................1-13


PART 2

ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES.............2-1
PURCHASE AND REDEMPTION OF SHARES........................................2-14
SALES CHARGE WAIVERS AND REDUCTIONS......................................2-16
PRICING OF SHARES........................................................2-17
PERFORMANCE CALCULATIONS.................................................2-19
PRINCIPAL UNDERWRITER....................................................2-21
DISTRIBUTION EXPENSES UNDER RULE 12b-1...................................2-22
TAX INFORMATION..........................................................2-25
BROKERAGE................................................................2-28
ORGANIZATION.............................................................2-29
INVESTMENT ADVISORY AGREEMENT............................................2-30
MANAGEMENT OF THE TRUST..................................................2-32
CORPORATE AND MUNICIPAL BOND RATINGS.....................................2-34
ADDITIONAL INFORMATION...................................................2-46

                                     PART 1

                                  TRUST HISTORY

         The Evergreen Fixed Income Trust is an open-end management investment company, which was organized as a Delaware business trust on September 18, 1997. Each Fund is a diversified series of Evergreen Fixed Income Trust. A copy of the Declaration of Trust is on file as an exhibit to the Trust's Registration Statement, of which this SAI is a part.

                               INVESTMENT POLICIES

         Each Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940 (the"1940 Act"). Where necessary, an explanation beneath a fundamental policy describes the Fund's practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund's practices may change accordingly without a shareholder vote. Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.

         1.  Diversification

         Each Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

         Further Explanation of Diversified Funds:

         To remain classified as a diversified investment company under the 1940 Act, each Fund must conform with the following: With respect 75% of its total assets, a diversified investment company may not invest more that 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more that 10% of the outstanding voting securities securities of any one issuer, determined at the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the United States ("U.S.") government or its agencies or instrumentalities.

         2.  Concentration

         Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         Further Explanation of Concentration Policy:

         Each Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         3.  Issuing Senior Securities

         Except as permitted under the 1940 Act, each Fund may not issue senior securities.


         4.  Borrowing

         Each Fund may not borrow money, except to the extent permitted by applicable law.

         Further Explanation of Borrowing Policy:

         Each Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. Each Fund may also borrow up to an additional 5% of its total assets from banks or others. A Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. A Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. Each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. Each Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

         5.   Underwriting

         Each Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

         6.       Real Estate

         Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

         7.  Commodities

         Each Fund may not purchase or sell commodities or contracts on commodities, except to the extent that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

         8.  Lending

         Each Fund may not make loans to other persons, except that a Fund may lend its portfolio securities in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

         Further Explanation of Lending Policy:

         To generate income and offset expenses, a Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Gains or losses in the market value of a security lent will affect the Fund and its shareholders.

         When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.


                         OTHER SECURITIES AND PRACTICES

         For information regarding securities the Funds may purchase and investment practices the Funds may use, see the following sections in Part 2 of this SAI under "Additional Information on Securities and Investment Practices." Information provided in the sections listed below expands upon and supplements information provided in the Funds' prospectus. The list below applies to all Funds unless otherwise noted.

Defensive Investments
U.S. Government Securities
When-Issued, Delayed-Delivery and Forward Commitment Transactions
Repurchase Agreements
Reverse Repurchase Agreements
Options
Futures Transactions
Foreign Securities (Short-Intermediate Fund and Intermediate Bond Fund only) Foreign Currency Transactions (Short-Intermediate Fund and Intermediate Bond
  Fund only)
High Yield, High Risk Bonds (Short-Intermediate Fund and Intermediate Bond Fund
  only)
Illiquid and Restricted Securities
Investment in Other Investment Companies
Short  Sales
Zero Coupon "Stripped" Bonds (Short-Intermediate Fund and Intermediate Bond
  only)
Payment-in-kind Securities (Short-Intermediate Fund and Intermediate Bond only) Mortgage-Backed or Asset-Backed Securities


                        PRINCIPAL HOLDERS OF FUND SHARES

         As of September 30, 1999, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of each Fund.

         Set forth below is information with respect to each person who, to each Fund's knowledge, owned beneficially or of record more than 5% of the outstanding shares of any class of each Fund as of September 30, 1999.

                    ------------------------------------------------------

                    Capital Preservation Fund  Class A
                    ------------------------------------------------------
                    ----------------------------------------- ------------
                    MLPF&S For the sole benefit of its        20.35%
                    customers
                    Attn:  Fund Administration #977J2
                    4800 Deer Lake Dr.  E 2nd Fl.
                    Jacksonville, FL  32246-6484
                    ----------------------------------------- ------------
                    ----------------------------------------- ------------
                    Dean Witter for the benefit of            5.35%
                    Vital Spark Foundation
                    P.O. Box 250
                    Church Street Station
                    New York, PA 19050-2705
                    ----------------------------------------- ------------

                    ------------------------------------------------------
                    Capital Preservation Fund  Class B
                    ------------------------------------------------------
                    ----------------------------------------- ------------
                    MLPF&S For the sole benefit of its        8.12%
                    customers
                    Attn:  Fund Administration #977N4
                    4800 Deer Lake Dr.  E 2nd Fl.
                    Jacksonville, FL  32246-6484
                    ----------------------------------------- ------------
                    ------------------------------------------------------
                    Capital Preservation Fund  Class C
                    ------------------------------------------------------
                    ----------------------------------------- ------------
                    MLPF&S For the sole benefit of its        14.70%
                    customers
                    Attn:  Fund Administration #97A16
                    4800 Deer Lake Dr.  E 2nd Fl.
                    Jacksonville, FL  32246-6484
                    ----------------------------------------- ------------
                    ----------------------------------------- ------------
                    Aneca Federal Credit Union                6.60%
                    c/o Rick Holland
                    P.O. Box 21734
                    Shreveport, LA 71151-0001
                    ----------------------------------------- ------------
                    ------------------------------------------------------
                    Intermediate Bond Fund   Class A
                    ------------------------------------------------------
                    ----------------------------------------- ------------
                    None
                    ----------------------------------------- ------------
                    ------------------------------------------------------

                    Intermediate Bond Fund   Class B
                    ------------------------------------------------------
                    ----------------------------------------- ------------
                    MLPF&S for the sole benefit of its        7.24%
                    customers
                    Attn:  Fund Administration #97A17
                    4800 Deer Lake Dr.  E 2nd Fl.
                    Jacksonville, FL  32246-6484
                    ----------------------------------------- ------------
                    ------------------------------------------------------
                    Intermediate Bond Fund   Class C
                    ------------------------------------------------------
                    ----------------------------------------- ------------
                    MLPF&S for the sole benefit of its        27.85%
                    customers
                    Attn:  Fund Administration #97A18
                    4800 Deer Lake Dr.  E 2nd Fl.
                    Jacksonville, FL  32246-6484
                    ----------------------------------------- ------------
                    ----------------------------------------- ------------
                    NFSC FEBO  #H3E-522228                    6.00%
                    Ctr for the Advancement of Hlth
                    Rena Convissor
                    2000 Florida Ave NW
                    Suite 210
                    Washington, DC  20009
                    ----------------------------------------- ------------
                    ------------------------------------------------------
                    Intermediate Bond Fund   Class Y
                    ------------------------------------------------------
                    ----------------------------------------- ------------
                    First Union National Bank                 72.01%
                    Trust Accounts
                    Attn:  Ginny Batten
                    11th Fl. CMG-1511
                    301 S. Tryon Street
                    Charlotte, NC  28202-1915
                    ----------------------------------------- ------------
                    ----------------------------------------- ------------
                    First Union National Bank                 27.00%
                    Trust Accounts
                    Attn:  Ginny Batten
                    11th Fl. CMG-1511
                    301 S. Tryon Street
                    Charlotte, NC  28202-1915
                    ----------------------------------------- ------------
                    ------------------------------------------------------
                    Short-Intermediate Fund   Class A
                    ------------------------------------------------------
                    ----------------------------------------- ------------
                    None
                    ----------------------------------------- ------------
                    ------------------------------------------------------
                    Short-Intermediate Fund   Class B
                    ------------------------------------------------------
                    ----------------------------------------- ------------
                    None
                    ----------------------------------------- ------------
                    ------------------------------------------------------
                    Short-Intermediate Fund   Class C
                    ------------------------------------------------------
                    ----------------------------------------- ------------
                    MLPF&S for the sole benefit of its        25.31%
                    customers
                    Attn:  Fund Administration #97H39
                    4800 Deer Lake Dr. E 2nd FL
                    Jacksonville, Fl  32246-6484
                    ----------------------------------------- ------------
                    ----------------------------------------- ------------
                    First Clearing Corporation                8.59%
                    FBO Rivero Gordimer & Co Pa
                    a/c 7101-8713
                    Ceasar Rivero & Richard Gordimer
                    2203 N. Lois Ave.
                    Tampa, FL 33607
                    ----------------------------------------- ------------
                    ----------------------------------------- ------------
                    First Clearing Corporation                6.53%
                    a/c 4189-0339
                    Eleanor O. Hogueland
                    526 Purchase Street
                    Rye, NY  10580-1811
                    ----------------------------------------- ------------
                    ----------------------------------------- ------------
                    First Clearing Corporation                6.08%
                    FBO  Rachel W. Fort and
                    Edward C. Fort
                    2737 Stockton St.
                    Winston Salem, NC  27127
                    ----------------------------------------- ------------
                    ------------------------------------------------------
                    Short Intermediate Fund   Class Y
                    ------------------------------------------------------
                    ----------------------------------------- ------------
                    First Union National Bank                 54.83%
                    Trust Accounts
                    Attn:  Ginny Batten
                    11th Fl. CMG-1511
                    301 S. Tryon Street
                    Charlotte, NC  28202-1915
                    ----------------------------------------- ------------
                    ----------------------------------------- ------------
                    First Union National Bank                 44.03%
                    Trust Accounts
                    Attn:  Ginny Batten
                    11th Fl CMG-1511
                    301 S. Tryon Street
                    Charlotte, NC  28202-1915
                    ----------------------------------------- ------------


                                    EXPENSES

Advisory Fees

          Each Fund has its own investment advisor. For more information, see "Investment Advisory Agreements" in Part 2 of this SAI.

          Evergreen Investment Management Company ("EIMC") is the investment advisor to Capital Preservation Fund and Intermediate Bond Fund. EIMC is entitled to receive a fee from each Fund an annual fee of 2.0% of gross dividend and interest income, plus the following:

                        ---------------------- ---------------------

                          Average Daily Net            Fee
                               Assets
                        ---------------------- ---------------------
                        ---------------------- ---------------------
                         First $100 million           0.50%
                        ---------------------- ---------------------
                        ---------------------- ---------------------
                          Next $100 million           0.45%
                        ---------------------- ---------------------
                        ---------------------- ---------------------
                          Next $100 million           0.40%
                        ---------------------- ---------------------
                        ---------------------- ---------------------
                          Next $100 million           0.35%
                        ---------------------- ---------------------
                        ---------------------- ---------------------
                          Next $100 million           0.30%
                        ---------------------- ---------------------
                        ---------------------- ---------------------
                          Over $500 million           0.25%
                        ---------------------- ---------------------

         Evergreen Investment Management ("EIM") (formerly known as Capital Management Group or CMG), a division of First Union National Bank, is the investment advisor to Short-Intermediate Fund. EIM is entitled to receive a fee from Short-Intermediate Fund at the annual rate of 0.50% of the Fund's average daily net assets.

Advisory Fees Paid

         Below are the advisory fees paid by each Fund for the last three fiscal periods.

  ---------------------------------------------------------------- ----------------------- ======================

  Fund/Fiscal Year or Period                                         Advisory Fee Paid     Advisory Fees Waived
  ---------------------------------------------------------------- ----------------------- ======================
  ===============================================================================================================
  Year or Period Ended 1999
  ===============================================================================================================
  ---------------------------------------------------------------- ----------------------- ======================
  Capital Preservation Fund                                               $270,118               $147,381
  ---------------------------------------------------------------- ----------------------- ======================
  ---------------------------------------------------------------- ----------------------- ======================
  Intermediate Bond Fund                                                 $1,196,312              $293,547
  ---------------------------------------------------------------- ----------------------- ======================
  ---------------------------------------------------------------- ----------------------- ======================
  Short-Intermediate Fund                                                $1,986,762                 $0
  ---------------------------------------------------------------- ----------------------- ======================
  ===============================================================================================================

  Year or Period Ended 1998
  ===============================================================================================================
  ---------------------------------------------------------------- ----------------------- ======================
  Capital Preservation Fund                                               $307,654               $212,054
  ---------------------------------------------------------------- ----------------------- ======================
  ---------------------------------------------------------------- ----------------------- ======================
  Intermediate Bond Fund                                                  $574,715               $285,486
  ---------------------------------------------------------------- ----------------------- ======================
  ---------------------------------------------------------------- ----------------------- ======================
  Short-Intermediate Fund                                                $1,976,366                 $0
  ---------------------------------------------------------------- ----------------------- ======================
  ===============================================================================================================
  Year or Period Ended 1997
  ===============================================================================================================
  ---------------------------------------------------------------- ----------------------- ======================
  Capital Preservation Fund                                               $284,977               $245,255
  ---------------------------------------------------------------- ----------------------- ======================
  ---------------------------------------------------------------- ----------------------- ======================
  Intermediate Bond Fund                                                  $987,044                $5,480
  ---------------------------------------------------------------- ----------------------- ======================
  ---------------------------------------------------------------- ----------------------- ======================
  Short-Intermediate Fund                                                $1,998,063                 $0
  ---------------------------------------------------------------- ----------------------- ======================

Brokerage Commissions

         The Funds paid no brokerage commissions during fiscal years 1999, 1998 and 1997.

Underwriting Commissions

         Below are the underwriting commissions paid by each Fund and the amounts retained by the principal underwriter for the last three fiscal periods. For more information, see "Principal Underwriter" in Part 2 of this SAI.

- -------------------------------- -------------------- ==================

                                 Total Underwriting   Underwriting
Fund/Fiscal Year or Period       Commissions          Commissions
                                                      Retained
- -------------------------------- -------------------- ==================
========================================================================

Year or Period Ended 1999
========================================================================
- -------------------------------- -------------------- ==================
Capital Preservation Fund             $120,393               $0
- -------------------------------- -------------------- ==================
- -------------------------------- -------------------- ==================
Intermediate Bond Fund                $603,041             $47,941
- -------------------------------- -------------------- ==================
- -------------------------------- -------------------- ==================
Short-Intermediate Fund               $228,524               $0
- -------------------------------- -------------------- ==================
========================================================================

Year or Period Ended 1998
========================================================================
- -------------------------------- -------------------- ==================
Capital Preservation Fund              $74,609               $0
- -------------------------------- -------------------- ==================
- -------------------------------- -------------------- ==================
Intermediate Bond Fund                 $13,855               $0
- -------------------------------- -------------------- ==================
- -------------------------------- -------------------- ==================
Short-Intermediate Fund                $22,935             $2,549
- -------------------------------- -------------------- ==================
========================================================================

Year or Period Ended 1997
========================================================================
- -------------------------------- -------------------- ==================
Capital Preservation Fund             $305,542            $244,211
- -------------------------------- -------------------- ==================
- -------------------------------- -------------------- ==================
Intermediate Bond Fund                 $3,201               $504
- -------------------------------- -------------------- ==================
- -------------------------------- -------------------- ==================
Short-Intermediate Fund                $52,484             $6,833
- -------------------------------- -------------------- ==================

12b-1 Fees

         Below are the 12b-1 fees paid by each Fund for the fiscal year or period ended June 30, 1999. For more information, see "Distribution Expenses Under Rule 12b-1" in Part 2 of this SAI.

------------------------------- ================================= ================================== ===============================

                                            Class A                            Class B                          Class C

                              ================================= ================================== ===============================
                              ---------------- ---------------- ---------------- ----------------- ---------------- ==============

Fund                            Distribution     Service Fees     Distribution     Service Fees      Distribution     Service Fees
                                Fees                              Fees                               Fees
------------------------------- ---------------- ---------------- ---------------- ----------------- ---------------- ==============
------------------------------- ---------------- ---------------- ---------------- ----------------- ---------------- ==============
Capital Preservation Fund             $0             $36,258         $156,882          $52,294           $31,166         $10,387
------------------------------- ---------------- ---------------- ---------------- ----------------- ---------------- ==============
------------------------------- ---------------- ---------------- ---------------- ----------------- ---------------- ==============
Intermediate Bond Fund                $0            $296,312          $84,664          $28,221           $39,283         $13,094
------------------------------- ---------------- ---------------- ---------------- ----------------- ---------------- ==============
------------------------------- ---------------- ---------------- ---------------- ----------------- ---------------- ==============
Short-Intermediate Fund               $0             $19,253         $178,960          $59,653           $10,634         $3,545
------------------------------- ---------------- ---------------- ---------------- ----------------- ---------------- ==============

Trustee Compensation

          Listed below is the Trustee compensation paid by the Trust individually and by the Trust and the eight other trusts in the Evergreen Fund Complex for the twelve months ended June 30, 1999. The Trustees do not receive pension or retirement benefits from the Funds. For more information, see "Management of the Trust" in Part 2 of this SAI.

------------------------- -------------------------- ===========================

           Trustee         Aggregate Compensation     Total Compensation from
                             from   Trust            Trust and Fund Complex Paid
                                                             to Trustees*
------------------------- ------------------------- ============================
------------------------- ------------------------- ============================
                                $1,004                        $75,000
Laurence B. Ashkin
------------------------- ------------------------- ============================
------------------------- ------------------------- ============================
                                $1,004                        $75,000
Charles A. Austin, III
------------------------- ------------------------- ============================
------------------------- ------------------------- ============================
                                 $976                         $74,250
K. Dun Gifford
------------------------- ------------------------- ============================
------------------------- ------------------------- ============================
                                $1,312                        $98,000
James S. Howell
------------------------- ------------------------- ============================
------------------------- ------------------------- ============================
                                 $976                         $74,250
Leroy Keith Jr.
------------------------- ------------------------- ============================
------------------------- ------------------------- ============================
                                $1,004                        $75,000
Gerald M. McDonnell
------------------------- ------------------------- ============================
------------------------- ------------------------- ============================
                                $1,173                        $86,500
Thomas L. McVerry
------------------------- ------------------------- ============================
------------------------- ------------------------- ============================
                                 $976                         $74,250
William Walt Pettit
------------------------- ------------------------- ============================
------------------------- ------------------------- ============================
                                 $976                         $74,250
David M. Richardson
------------------------- ------------------------- ============================
------------------------- ------------------------- ============================
                                $1,004                        $78,000
Russell A. Salton, III
------------------------- ------------------------- ============================
------------------------- ------------------------- ============================
                                $1,109                        $90,502
Michael S. Scofield
------------------------- ------------------------- ============================
------------------------- ------------------------- ============================
                                 $976                         $74,250
Richard J. Shima
------------------------- ------------------------- ============================
         *As of January  1,  2000,  Michael  S.  Scofield  will  become
         Chairman of the Board and James S. Howell will become Trustee of Emeritis.
         **Certain Trustees have elected to defer all or part of their total compensation for the twelve months ended
         June 30, 1999. The amounts listed below will be payable in later years to the respective Trustees:

         Austin            $11,325
         Howell            $78,400
         McDonnell         $75,000
         McVerry           $86,500
         Pettit            $74,250
         Salton            $78,000
         Scofield          $30,900



                                   PERFORMANCE

Total Return

         Below are the annual total returns for each class of shares of the Funds (including applicable sales charges) as of June 30, 1999. For more information, see "Total Return" under "Performance Calculations" in Part 2 of this SAI.

----------------------- -------------------- --------------------- -------------------- =====================

Fund/Class              One Year             Five Years            Ten Years or Since   Inception Date   of
                                                                   Inception            Class
----------------------- -------------------- --------------------- -------------------- =====================
=============================================================================================================

Capital Preservation Fund(a)
=============================================================================================================
----------------------- -------------------- --------------------- -------------------- =====================
Class A                        1.36%                4.95%                 4.42%              12/30/1994

----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================
Class B                       -1.10%                4.62%                 4.42%               7/1/1991

----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================
Class C                        2.87%                5.00%                 4.42%               2/1/1993

----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================
Class Y                         N/A                  N/A                   N/A               10/28/1999

----------------------- -------------------- --------------------- -------------------- =====================
=============================================================================================================

Intermediate Bond Fund(b)

=============================================================================================================
- ----------------------- -------------------- --------------------- -------------------- =====================
Class A                       -2.17%                5.78%                 6.75%              2/13/1987

- ----------------------- -------------------- --------------------- -------------------- =====================
- ----------------------- -------------------- --------------------- -------------------- =====================
Class B                       -4.46%                5.31%                 6.58%               2/1/1993

- ----------------------- -------------------- --------------------- -------------------- =====================
- ----------------------- -------------------- --------------------- -------------------- =====================
Class C                       -0.64%                5.63%                 6.58%               2/1/1993
- ----------------------- -------------------- --------------------- -------------------- =====================
- ----------------------- -------------------- --------------------- -------------------- =====================
Class Y                        1.43%                6.73%                 7.45%              1/26/1998
- ----------------------- -------------------- --------------------- -------------------- =====================
=============================================================================================================

Short-Intermediate Fund(c)

=============================================================================================================
- ----------------------- -------------------- --------------------- -------------------- =====================
Class A                        0.25%                5.50%                 6.45%              1/28/1989

- ----------------------- -------------------- --------------------- -------------------- =====================
- ----------------------- -------------------- --------------------- -------------------- =====================
Class B                       -2.23%                4.95%                 6.24%              1/25/1993

- ----------------------- -------------------- --------------------- -------------------- =====================
- ----------------------- -------------------- --------------------- -------------------- =====================
Class C                        1.69%                5.33%                 6.36%               9/6/1994
- ----------------------- -------------------- --------------------- -------------------- =====================
- ----------------------- -------------------- --------------------- -------------------- =====================
Class Y                        3.69%                6.32%                 6.92%               1/4/1991
- ----------------------- -------------------- --------------------- -------------------- =====================

(a) Historical performance shown for Classes A, C and Y prior to their inception is based on the performance of Class B, the original class offered. These historical returns for Classes A and Y have not been adjusted to eliminate the effect of the higher 12b-1 fees applicable to Class B. The Fund currently incurs 12b-1 expenses of 0.18% for Class A. This rate is based on 0.25% assessed on assets prior to 1/1/97 and 0.10% assessed on new assets from 1/1/97. Classes B and C each incur 12b-1 expenses of 1.00%. Class Y does not pay 12b-1 fees. If these fees had been reflected, returns for Classes A and Y would have been higher.

(b) Historical performance shown for Classes B, C and Y prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B and C have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees for Class A are 0.25%, for Class B are 1.00% and for Class C are 1.00%. If these fees had been reflected, returns would have been lower. The historical returns for Class Y have been adjusted to reflect the elimination of the 0.25% 12b-1 fee applicable to Class A. Class Y does not pay a 12b-1 fee. If these fees had not been eliminated, returns for Class Y would have been lower.

(c) Historical performance shown for Classes B, C and Y prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B, C and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees for Class A are 0.25%, for Class B are 1.00% and for Class C are 1.00%. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class Y would have been higher.

Yields

         Below are the current yields of the Funds for the 30-day period ended June 30, 1999. For more information, see "30-Day Yield" under "Performance Calculations" in Part 2 of this SAI.

======================================================================================================

                                            30-Day Yield
======================================================================================================
- ------------------------------------- --------------- -------------- ----------------- ===============

Fund                                     Class A         Class B         Class C          Class Y
- ------------------------------------- --------------- -------------- ----------------- ===============
- ------------------------------------- --------------- -------------- ----------------- ===============
Capital Preservation Fund                 4.58%           3.90%           3.93%             N/A
- ------------------------------------- --------------- -------------- ----------------- ===============
- ------------------------------------- --------------- -------------- ----------------- ===============
Intermediate Bond Fund                    5.94%           5.36%           5.39%            6.40%
- ------------------------------------- --------------- -------------- ----------------- ===============
- ------------------------------------- --------------- -------------- ----------------- ===============
Short-Intermediate Fund                   5.73%           5.02%           5.02%            6.03%
- ------------------------------------- --------------- -------------- ----------------- ===============


                      COMPUTATION OF CLASS A OFFERING PRICE

         Class A shares are sold at the NAV plus a sales charge. Below is an example of the method of computing the offering price of Class A shares of each Fund. The example assumes a purchase of Class A shares of each Fund aggregating less than $100,000 based upon the NAV of each Fund's Class A shares at June 30, 1999. For more information, see "Purchase and Redemption of Shares" and "Pricing of Shares."

- -------------------------------------- ------------------------ -------------------- =================

                                       Net Asset Value Per                           Offering Price
Fund                                   Share                    Sales Charge         Per Share
- -------------------------------------- ------------------------ -------------------- =================
- -------------------------------------- ------------------------ -------------------- =================
Capital Preservation Fund                       $9.65                  3.25%              $9.97
- -------------------------------------- ------------------------ -------------------- =================
- -------------------------------------- ------------------------ -------------------- =================
Intermediate Bond Fund                          $8.66                  3.25%              $8.95
- -------------------------------------- ------------------------ -------------------- =================
- -------------------------------------- ------------------------ -------------------- =================
Short-Intermediate Fund                         $9.68                  3.25%              $10.01
- -------------------------------------- ------------------------ -------------------- =================


                                SERVICE PROVIDERS

Administrator

         Evergreen Investment Services, Inc. ("EIS") serves as administrator to Short-Intermediate Fund, subject to the supervision and control of the Trust's Board of Trustees. EIS provides the Fund with facilities, equipment and personnel and is entitled to receive a fee from the Fund based on the total assets of all mutual funds for which EIS serves as administrator and a First Union Corporation subsidiary serves as investment advisor. The fee paid to EIS is calculated in accordance with the following schedule:

                               ---------------------- =================

                                      Assets                Fee
                               ---------------------- =================
                               ---------------------- =================

                                 First $7 billion          0.050%
                               ---------------------- =================
                               ---------------------- =================

                                  Next $3 billion          0.035%
                               ---------------------- =================
                               ---------------------- =================

                                  Next $5 billion          0.030%
                               ---------------------- =================
                               ---------------------- =================

                                 Next $10 billion          0.020%
                               ---------------------- =================
                               ---------------------- =================

                                  Next $5 billion          0.015%
                               ---------------------- =================
                               ---------------------- =================

                                 Over $30 billion          0.010%
                               ---------------------- =================

         EIS also provides facilities, equipment and personnel to Capital Preservation Fund and Intermediate Bond Fund on behalf of the investment advisor. Capital Preservation Fund and Intermediate Bond Fund reimburse EIS for the cost of providing such services.

Transfer Agent

         Evergreen Service Company ("ESC"), a subsidiary of First Union Corporation, is the Fund's transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts. The transfer agent's address is P.O. Box 2121, Boston, Massachusetts 02106-2121. The Fund pays ESC annual fees as follows:

                 ----------------------------- --------------- ==============

                 Fund Type                       Annual Fee     Annual Fee
                                                  Per Open      Per Closed
                                                  Account*       Account**
                 ----------------------------- --------------- ==============
                 ----------------------------- --------------- ==============

                 Monthly Dividend Funds            $25.50          $9.00
                 ----------------------------- --------------- ==============
                 ----------------------------- --------------- ==============

                 Quarterly Dividend Funds          $24.50          $9.00
                 ----------------------------- --------------- ==============
                 ----------------------------- --------------- ==============

                 Semiannual Dividend Funds         $23.50          $9.00
                 ----------------------------- --------------- ==============
                 ----------------------------- --------------- ==============

                 Annual Dividend Funds             $23.50          $9.00
                 ----------------------------- --------------- ==============
                 ----------------------------- --------------- ==============

                 Money Market Funds                $25.50          $9.00
                 ----------------------------- --------------- ==============

           *For shareholder accounts only. The Fund pays ESC cost plus 15%
            for broker accounts.
          **Closed accounts are maintained on the system in order to facilitate historical and tax information.

Distributor

         Evergreen   Distributor,   Inc.  ("EDI") markets  the   Funds  through
broker-dealers  and  other  financial  representatives.   Its address is 90 Park
Avenue, New York, New York 10016.

Independent Auditors

         KPMG LLP, 99 High Street, Boston, Massachusetts 02110, audits the financial statements of each Fund.

Custodian

         State Street Bank and Trust Company keeps custody of each Fund's securities and cash and performs other related duties. The custodian's address is 225 Franklin Street, Boston, Massachusetts 02110.

Legal Counsel

         Sullivan & Worcester LLP provides legal advice to the Funds. Its address is 1025 Connecticut Avenue, N.W., Washington, D.C. 20036.


                              FINANCIAL STATEMENTS

         The audited financial statements and the reports thereon are hereby incorporated by reference to the Funds' Annual Report, a copy of which may be obtained without charge from ESC, P.O. Box 2121, Boston, Massachusetts 02106-2121.

                                 EVERGREEN FUNDS
                   Statement of Additional Information ("SAI")

                                     PART 2

                      ADDITIONAL INFORMATION ON SECURITIES
                            AND INVESTMENT PRACTICES

         The prospectus describes the Fund's investment objective and the securities in which it primarily invests. The following describes other securities the Fund may purchase and investment strategies it may use. Some of the information below will not apply to the Fund or the Class in which you are interested. See the list under Other Securities and Practices in Part 1 of this SAI to determine which of the sections below are applicable.

Defensive Investments

         The Fund may invest up to 100% of its assets in high quality money market instruments, such as notes, certificates of deposit, commercial paper, banker's acceptances, bank deposits or U.S. government securities if, in the opinion of the investment advisor, market conditions warrant a temporary defensive investment strategy. Evergreen Equity Income Fund may also invest in debt securities and high grade preferred stocks for defensive purposes when its investment advisor determines a temporary defensive strategy is warranted.

U.S. Government Securities

         The Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities.

         These securities are backed by (1) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities or (2) the credit of the agency or instrumentality issuing the obligations.

         Some government agencies and instrumentalities may not receive financial support from the U.S. Government. Examples of such agencies are:

         (i) Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

         (ii)     Farmers Home Administration;

         (iii)    Federal Home Loan Banks;

         (iv)     Federal Home Loan Mortgage Corporation;

         (v)      Federal National Mortgage Association; and

         (vi)     Student Loan Marketing Association.

Securities Issued by the Government National Mortgage Association ("GNMA").

     The Fund may invest in securities issued by the GNMA, a corporation wholly-owned by the U.S. Government. GNMA securities or "certificates" represent ownership in a pool of underlying mortgages. The timely payment of principal and interest due on these securities is guaranteed.

         Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments. While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30-year bond.

         The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool. Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool. In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

         Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, they may be less effective as a means of locking in attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, prepayments are likely to increase as the holders of the underlying mortgages seek refinancing. As a result, the value of a GNMA certificate is not likely to rise as much as the value of a comparable debt security would in response to same decline. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

When-Issued, Delayed-Delivery and Forward Commitment Transactions

         The Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

         The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

         Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis the Fund will hold liquid assets worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

         Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund. In addition, when the Fund engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.


Repurchase Agreements

         The Fund may enter into repurchase agreements with entities that are registered as U.S. Government securities dealers, including member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. government securities or other financial institutions believed by the investment advisor to be creditworthy. In a repurchase agreement the Fund obtains a security and simultaneously commits to return the security to the seller at a set price (including principal and interest) within a period of time usually not exceeding seven days. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

         The Fund's custodian or a third party will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund's investment advisor believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Reverse Repurchase Agreements

         As described herein, the Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

         The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

         When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Options

         An option is a right to buy or sell a security for a specified price within a limited time period. The option buyer pays the option seller (known as the "writer") for the right to buy, which is a "call" option, or the right to sell, which is a "put" option. Unless the option is terminated, the option seller must then buy or sell the security at the agreed-upon price when asked to do so by the option buyer.

         The Fund may buy or sell put and call options on securities it holds or intends to acquire, and may purchase put and call options for the purpose of offsetting previously written put and call options of the same series. The Fund may also buy and sell options on financial futures contracts. The Fund will use options as a hedge against decreases or increases in the value of securities it holds or intends to acquire.

         The Fund may write only covered options. With regard to a call option, this means that the Fund will own, for the life of the option, the securities subject to the call option. The Fund will cover put options by holding, in a segregated account, liquid assets having a value equal to or greater than the price of securities subject to the put option. If the Fund is unable to effect a closing purchase transaction with respect to the covered options it has sold, it will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised, resulting in a potential loss of value to the Fund.

Futures Transactions

         The Fund may enter into financial futures contracts and write options on such contracts. The Fund intends to enter into such contracts and related options for hedging purposes. The Fund will enter into futures on securities or index-based futures contracts in order to hedge against changes in interest or exchange rates or securities prices. A futures contract on securities is an agreement to buy or sell securities at a specified price during a designated month. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. The Fund does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

         The Fund may sell or purchase futures contracts. When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the underlying securities declines and to fall when the value of such securities increases. Thus, the Fund sells futures contracts in order to offset a possible decline in the value of its securities. If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities increases and to fall when the value of such securities declines. The Fund intends to purchase futures contracts in order to establish what is believed by the investment advisor to be a favorable price or rate of return for securities the Fund intends to purchase.

         The Fund also intends to purchase put and call options on futures contracts for hedging purposes. A put option purchased by the Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires the Fund to pay a premium. In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

         The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions. The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

         Although futures and options transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates or market prices could result in poorer performance than if it had not entered into these transactions. Even if the investment advisor correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments. This lack of correlation between the Fund's futures and securities positions may be caused by differences between the futures and securities markets or by differences between the securities underlying the Fund's futures position and the securities held by or to be purchased for the Fund. The Fund's investment advisor will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

         The Fund does not intend to use futures transactions for speculation or leverage. The Fund has the ability to write options on futures, but currently intends to write such options only to close out options purchased by the Fund. The Fund will not change these policies without supplementing the information in the prospectus and SAI.

         The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

"Margin" in Futures Transactions. Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

         A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value the Fund will mark-to-market its open futures positions. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.


Foreign Securities

         The Fund may invest in foreign securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit. The Fund may also invest in Canadian commercial paper and Europaper. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers. Such risks include the possibility of adverse political and economic developments; imposition of withholding taxes on interest or other income; seizure, nationalization, or expropriation of foreign deposits; establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

Foreign Currency Transactions

         As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency the Fund will deliver and receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the investment advisor's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.

High Yield, High Risk Bonds

         The Fund may invest a portion of its assets in lower rated bonds. Bonds rated below BBB by Standard & Poor's Ratings Services ("S&P") or Fitch IBCA, Inc. ("Fitch") or below Baa by Moody's Investors Service, Inc. ("Moody's"), commonly known as "junk bonds," offer high yields, but also high risk. While investment in junk bonds provides opportunities to maximize return over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments.
Investors should be aware of the following risks:

         (1) The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged. Such issuer's ability to meet its debt obligations may also be adversely affected by the issuer's inability to meet specific forecasts or the unavailability of additional financing. Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

         (2) The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality bonds.

         (3) The value of junk bonds, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise. For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost. The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher-rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.

         (4) The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely effect (a) the bond's market price, (b) the Fund's ability to sell the bond and the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

         For bond ratings descriptions, see "Corporate and Municipal Bond Ratings" below.

Illiquid and Restricted Securities

         The Fund may not invest more than 15% of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

         The Fund may invest in "restricted" securities, i.e., securities subject to restrictions on resale under federal securities laws. Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade freely among qualified institutional investors. Since Rule 144A securities may have limited markets, the Board of Trustees will determine whether such securities should be considered illiquid for the purpose of determining the Fund's compliance with the limit on illiquid securities indicated above. In determining the liquidity of Rule 144A securities, the Trustees will consider:
(1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) dealer undertakings to make a market in the security; and
(4) the nature of the security and the nature of the marketplace trades.

Investment in Other Investment Companies

         The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act. Currently, the Fund may not (1) own more than 3% of the outstanding voting stocks of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies. However, the Fund may invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund. Investing in other investment companies may expose a Fund to duplicate expenses and lower its value.

Short Sales

         A short sale is the sale of a security the Fund has borrowed. The Fund expects to profit from a short sale by selling the borrowed security for more than the cost of buying it to repay the lender. After a short sale is completed, the value of the security sold short may rise. If that happens, the cost of buying it to repay the lender may exceed the amount originally received for the sale by the Fund.

         The Fund may engage in short sales, but it may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. The Fund may effect a short sale in connection with an underwriting in which the Fund is a participant.

Municipal Bonds

         The Fund may  invest in  municipal  bonds of any  state,  territory  or possession of the United States ("U.S."), including the District of Columbia. The Fund may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Municipal bonds may also may be issued to refinance public debt.

         Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

         The Fund may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

         The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by S&P, Moody's and Fitch. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Fund, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Fund. Neither event would require the Fund to sell the bond, but the Fund's investment advisor would consider such events in determining whether the Fund should continue to hold it.

         The ability of the Fund to achieve its investment objective depends upon the continuing ability of issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Fund's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Fund's investment advisor may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Fund.

         From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Fund. If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Fund's investment objectives and policies or dissolution of the Fund.

Virgin Islands, Guam and Puerto Rico

         The Fund may invest in obligations of the governments of the Virgin Islands, Guam and Puerto Rico to the extent such obligations are exempt from the income or intangibles taxes, as applicable, of the state for which the Fund is named. The Fund does not presently intend to invest more than (a) 10% of its net assets in the obligations of each of the Virgin Islands and Guam or (b) 25% of its net assets in the obligations of Puerto Rico. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within the Virgin Islands, Guam and Puerto Rico affecting the issuers of such obligations.

Master Demand Notes

         The Fund may invest in master demand notes. These are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may repay up to the full amount of the note without penalty. Master demand notes permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice). Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund`s investment advisor considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for high quality commercial paper, i.e., rated A-1 by S&P, Prime-1 by Moody's or F-1 by Fitch.

Brady Bonds

     The Fund may also invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

         U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Obligations of Foreign Branches of United States Banks

         The Fund may invest in obligations of foreign branches of U.S. banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

Obligations of United States Branches of Foreign Banks

         The Fund may invest in obligations of U.S. branches of foreign banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

Payment-in-kind Securities

         The Fund may invest in payment-in-kind ("PIK") securities. PIKs pay interest in either cash or additional securities, at the issuer's option, for a specified period. The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

         PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

         An advantage of PIKs for the issuer -- as with zero coupon securities -- is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash-paying securities. However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

         As a group, PIK bonds trade flat (i.e., without accrued interest). Their price is expected to reflect an amount representing accredit interest since the last payment. PIKs generally trade at higher yields than comparable cash-paying securities of the same issuer. Their premium yield is the result of the lesser desirability of non-cash interest, the more limited audience for non-cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

         Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

         Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital.

Zero Coupon "Stripped" Bonds

         The Fund may invest in zero coupon "stripped" bonds. These represent ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds. The interest and principal payments are direct obligations of the issuer. Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series. Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities. Each zero coupon bond entitles the holder to receive a single payment at maturity. There are no periodic interest payments on a zero coupon bond. Zero coupon bonds are offered at discounts from their face amounts.

         In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

         For federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price. The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method. Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss. If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

Mortgage-Backed or Asset-Backed Securities

         The Fund may invest in mortgage-backed securities and asset-backed securities. Two principal types of mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

         Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

         REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

         In addition to mortgage-backed securities, the Fund may invest in securities secured by other assets including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

         Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the rated asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         In general, issues of asset-backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset-backed securities may default and/or may suffer from these defects. In evaluating the strength of particular issues of asset-backed securities, the investment advisor considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

Variable or Floating Rate Instruments

         The Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate -of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the investment advisor, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for the Fund. The investment advisor will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Limited Partnerships

         The Fund may invest in limited and master limited partnerships. A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement. Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.

         For an organization classified as a partnership under the Internal Revenue Code of 1986, as amended (the "Code"), each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

         A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the Securities and Exchange Commission ("SEC") and are freely exchanged on a securities exchange or in the over-the-counter market.


                        PURCHASE AND REDEMPTION OF SHARES

         You may buy shares of the Fund through Evergreen Distributor, Inc. ("EDI"), broker-dealers that have entered into special agreements with EDI or certain other financial institutions. With certain exceptions, the Fund may offer up to four different classes of shares that differ primarily with respect to sales charges and distribution fees. Depending upon the class of shares, you will pay an initial sales charge when you buy the Fund's shares, a contingent deferred sales charge (a "CDSC") when you redeem the Fund's shares or no sales charges at all. Each Fund offers different classes of shares. Refer to the prospectus to determine which classes of shares are offered by each Fund.

Class A Shares

         With certain exceptions, when you purchase Class A shares you will pay a maximum sales charge of 4.75%. The prospectus contains a complete table of applicable sales charges and a discussion of sales charge reductions or waivers that may apply to purchases. If you purchase Class A shares in the amount of $1 million or more, without an initial sales charge, the Fund will charge a CDSC of 1.00% if you redeem during the month of your purchase or the 12-month period following the month of your purchase (see "Contingent Deferred Sales Charge" below).

         No front-end  sales charges are imposed on Class A shares  purchased by
(a) institutional investors, which may include bank trust departments and registered investment advisors; (b) investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee; (c) clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased; (d) institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer; (e) shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families; (f) current and retired employees of First Union National Bank ("FUNB") and its affiliates, EDI and any broker-dealer with whom EDI has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees; and (g) upon the initial purchase of an Evergreen fund by investors reinvesting the proceeds from a redemption within the preceding 30 days of shares of other mutual funds, provided such shares were initially purchased with a front-end sales charge or subject to a CDSC.

Class B Shares

         The Fund offers Class B shares at net asset value without an initial sales charge. With certain exceptions, however, the Fund will charge a CDSC on shares you redeem within 72 months after the month of your purchase, in accordance with the following schedule:

         REDEMPTION TIME                                              CDSC RATE

         Month of purchase and the first 12-month
         period following the month of purchase. .......................5.00%
         Second 12-month period following the month of purchase.........4.00%
         Third 12-month period following the month of purchase..........3.00%
         Fourth 12-month period following the month of purchase.........3.00%
         Fifth 12-month period following the month of purchase..........2.00%
         Sixth 12-month period following the month of purchase..........1.00%
         Thereafter.....................................................0.00%

         Class B shares that have been outstanding for seven years after the month of purchase will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to ESC.

Class C Shares

         Class C shares are available only through broker-dealers who have entered into special distribution agreements with EDI. The Fund offers Class C shares at net asset value without an initial sales charge. With certain exceptions, however, the Fund will charge a CDSC of 1.00% on shares you redeem within 12-months after the month of your purchase. See "Contingent Deferred Sales Charge" below.

Class Y Shares

         No CDSC is imposed on the redemption of Class Y shares. Class Y shares are not offered to the general public and are available only to (1) persons who at or prior to December 31, 1994 owned shares in a mutual fund advised by (2) certain institutional investors and (3) investment advisory clients of an investment advisor of an Evergreen Fund or the advisor's affiliates. Class Y shares are offered at net asset value without a front-end or back-end sales charge and do not bear any Rule 12b-1 distribution expenses.

INSTITUTIONAL SHARES, INSTITUTIONAL SERVICE SHARES

         Each institutional class of shares is sold without a front-end sales charge or contingent deferred sales charge. Institutional Service shares pay an ongoing service fee. The minimum initial investment in any institutional class of shares is $1 million, which may be waived in certain circumstances. There is no minimum amount required for subsequent purchases.


Contingent Deferred Sales Charge

         The Fund charges a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Expenses Under Rule 12b-1," below). Institutional and Institutional Service shares do not charge a CDSC. If imposed, the Fund deducts the CDSC from the redemption proceeds you would otherwise receive. The CDSC is a percentage of the lesser of (1) the net asset value of the shares at the time of redemption or (2) the shareholder's original net cost for such shares. Upon request for redemption, to keep the CDSC a shareholder must pay as low as possible, the Fund will first seek to redeem shares not subject to the CDSC and/or shares held the longest, in that order. The CDSC on any redemption is, to the extent permitted by the National Association of Securities Dealers, Inc., paid to EDI or its predecessor.


                       SALES CHARGE WAIVERS AND REDUCTIONS

         The following information is not applicable to Institutional and Institutional Service shares.

         If you making a large purchase, there are several ways you can combine multiple purchases of Class A shares in Evergreen Funds and take advantage of lower sales charges. These are described below.

Combined Purchases

         You can reduce your sales charge by combining purchases of Class A shares of multiple Evergreen Funds. For example, if you invested $75,000 in each of two different Evergreen Funds, you would pay a sales charge based on a $150,000 purchase (i.e., 3.75% of the offering price, rather than 4.75%).

Rights of Accumulation

         You can reduce your sales charge by adding the value of Class A shares of Evergreen Funds you already own to the amount of your next Class A investment. For example, if you hold Class A shares valued at $99,999 and purchase an additional $5,000, the sales charge for the $5,000 purchase would be at the next lower sales charge of 3.75%, rather than 4.75%.

         Your account, and therefore your rights of accumulation, can be linked to immediate family members which includes father and mother, brothers and sisters, and sons and daughters. The same rule applies with respect to individual retirement plans. Please note, however, that retirement plans involving employees stand alone and do not pass on rights of accumulation.

Letter of Intent

         You can, by completing the "Letter of Intent" section of the application, purchase Class A shares over a 13-month period and receive the same sales charge as if you had invested all the money at once. All purchases of Class A shares of an Evergreen Fund during the period will qualify as Letter of Intent purchases.




Waiver of Initial Sales Charges

         The Fund may sell its shares at net asset value without an initial sales charge to:

         1.       purchasers of shares in the amount of $1 million or more;

         2. a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title 1 tax-sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan") or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan");

         3. institutional investors, which may include bank trust departments and registered investment advisors;

         4. investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee;

         5. clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to a master account of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased;

         6. institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer;

         7. employees of FUNB, its affiliates, EDI, any broker-dealer with whom EDI, has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees;

         8. certain Directors, Trustees, officers and employees of the Evergreen Funds, EDI or their affiliates and to the immediate families of such persons; or

         9. a bank or trust company in a single account in the name of such bank or in or any of the Evergreen Funds trust company as Trustee if the initial investment made pursuant to this waiver is at least $500,000 and any commission paid at the time of such purchase is not more than 1% of the amount invested.

         With respect to items 8 and 9 above, the Fund will only sell shares to these parties upon the purchasers written assurance that the purchase is for their personal investment purposes only. Such purchasers may not resell the securities except through redemption by the Fund. The Fund will not charge any CDSC on redemptions by such purchasers.


Waiver of CDSCs

         The Fund does not impose a CDSC when the shares you are redeeming represent:

         1. an increase in the share value above the net cost of such shares;

         2. certain shares for which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions;

         3. shares that are in the accounts of a shareholder who has died or become disabled;

         4. a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA");

         5. an automatic withdrawal from the ERISA plan of a shareholder who is a least 59 years old;

         6. shares in an account that we have closed because the account has an aggregate net asset value of less than $1,000;

         7. an automatic withdrawal under an Systematic Income Plan of up to 1.0% per month of your initial account balance;

         8. a withdrawal consisting of loan proceeds to a retirement plan participant;

         9. a financial hardship withdrawal made by a retirement plan participant;

         10. a withdrawal consisting of returns of excess contributions or excess deferral amounts made to a retirement plan; or

         11. a redemption by an individual participant in a Qualifying Plan that purchased Class C shares (this waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets).

Exchanges

         Investors may exchange shares of the Fund for shares of the same class of any other Evergreen fund which offers the same class of shares. Shares of any class of the Evergreen Select Funds may be exchanged for the same class of shares of any other Evergreen Select Fund. See "By Exchange" under "How to Buy Shares" in the prospectus. Before you make an exchange, you should read the prospectus of the Evergreen Fund into which you want to exchange. The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time.

Automatic Reinvestment

         As described in the prospectus, a shareholder may elect to receive dividends and capital gains distributions in cash instead of shares. However, ESC will automatically reinvest all dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record. When a check is returned, the Fund will hold the check amount in a no-interest account in the shareholder's name until the shareholder updates his or her address or automatic reinvestment begins. Uncashed or returned redemption checks will also be handled in the manner described above.


                                PRICING OF SHARES

Calculation of Net Asset Value

         The Fund calculates its net asset value ("NAV") once daily on Monday through Friday, as described in the prospectus. The Fund will not compute its NAV on the days the New York Stock Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The NAV of the Fund is calculated by dividing the value of the Fund's net assets attributable to that class by all of the shares issued for that class.

Valuation of Portfolio Securities

         Current values for the Fund's portfolio securities are determined as follows:

         (1) Securities that are traded on an established securities exchange or the over-the-counter National Market System ("NMS") are valued on the basis of the last sales price on the exchange where primarily traded or on the NMS prior to the time of the valuation, provided that a sale has occurred.

         (2) Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

         (3) Short-term investments maturing in more than 60 days, for which market quotations are readily available, are valued at current market value.

         (4) Short-term investments maturing in sixty days or less are valued at amortized cost, which approximates market.

         (5) Securities, including restricted securities, for which market quotations are not readily available; listed securities or those on NMS if, in the investment advisor's opinion, the last sales price does not reflect an accurate current market value; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

         (6) Municipal bonds are valued by an independent pricing service at fair value using a variety of factors which may include yield, liquidity, interest rate risk, credit quality, coupon, maturity and type of issue.


                            PERFORMANCE CALCULATIONS

Total Return

         Total return quotations for a class of shares of the Fund as they may appear from time to time in advertisements are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods.

         The following is the formula used to calculate average annual total return:

                                      [OBJECT OMITTED]

         P = initial payment of $1,000 T = average total return N = number of years
         ERV = ending redeemable value of the initial $1,000

Yield

         Described below are yield calculations the Fund may use. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields based on these calculations do not represent the Fund's yield for any future period.

30-Day Yield

         If the Fund invests primarily in bonds, it may quote its 30-day yield in advertisements or in reports or other communications to shareholders. It is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          [OBJECT OMITTED]  [OBJECT OMITTED]

         Where:
         a = Dividends and interest earned during the period b = Expenses accrued for the period (net of reimbursements) c = The average daily number of shares outstanding during the period that were entitled to receive dividends
         d = The maximum offering price per share on the last day of the period

7-Day Current and Effective Yield

         If the Fund invests primarily in money market instruments, it may quote its 7-day current yield or effective yield in advertisements or in reports or other communications to shareholders.

         The current yield is calculated by determining the net change, excluding capital changes and income other than investment income, in the value of a hypothetical, pre-existing account having a balance of one share at the beginning of the 7-day base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

         The effective yield is based on a compounding of the current yield, according to the following formula:

                  [OBJECT OMITTED]


Tax Equivalent Yield

         If the Fund invests primarily in municipal bonds, it may quote in advertisements or in reports or other communications to shareholders a tax equivalent yield, which is what an investor would generally need to earn from a fully taxable investment in order to realize, after income taxes, a benefit equal to the tax free yield provided by the Fund. Tax equivalent yield is calculated using the following formula:

                  [OBJECT OMITTED]

                  The quotient is then added to that portion, if any, of the Fund's yield that is not tax exempt. Depending on the Fund's objective, the income tax rate used in the formula above may be federal or a combination of federal and state.


                              PRINCIPAL UNDERWRITER

         EDI is the principal underwriter for the Trust and with respect to each class of shares of the Fund. The Trust has entered into a Principal Underwriting Agreement ("Underwriting Agreement") with EDI with respect to each class of the Fund. EDI is a subsidiary of The BISYS Group, Inc.

         EDI, as agent, has agreed to use its best efforts to find purchasers for the shares. EDI may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreement provides that EDI will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

         All subscriptions and sales of shares by EDI are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Declaration of Trust, By-Laws, current prospectuses and SAI. All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received. Under the Underwriting Agreement, the Fund is not liable to anyone for failure to accept any order.

         EDI has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares. EDI has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of EDI or any other person for whose acts EDI is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

         The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (I) by a vote of a majority of the Trust's Trustees who are not interested persons of the Fund, as defined in the 1940 Act (the "Independent Trustees"), and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

         The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement. The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

         From time to time, if, in EDI's judgment, it could benefit the sales of shares, EDI may provide to selected broker-dealers promotional materials and selling aids, including, but not limited to, personal computers, related software, and data files.


                     DISTRIBUTION EXPENSES UNDER RULE 12b-1

         The Fund bears some of the costs of selling its Class A, Class B, Class C and Institutional Service shares, as applicable, including certain advertising, marketing and shareholder service expenses, pursuant to Rule 12b-1 of the 1940 Act. These 12b-1 fees are indirectly paid by the shareholder, as shown by the Fund's expense table in the prospectus.

         Under the Distribution Plans (each a "Plan," together, the "Plans") that the Fund has adopted for its Class A, Class B, Class C and Institutional Service shares, as applicable, the Fund may incur expenses for 12b-1 fees up to a maximum annual percentage of the average daily net assets attributable to a class, as follows:

                        ------------------------------- ---------------

                                   Class A                  0.75%*
                        ------------------------------- ---------------
                        ------------------------------- ---------------

                                   Class B                  1.00%
                        ------------------------------- ---------------
                        ------------------------------- ---------------

                                   Class C                  1.00%
                        ------------------------------- ---------------
                        ------------------------------- ---------------

                            Institutional Service           0.75%*
                        ------------------------------- ---------------

                  * Currently limited to 0.25% or less to be used exclusively as a shareholder service fee. See the expense table in the prospectus of the Fund in which you are interested.

         Of the amounts above, each class may pay under its Plan a maximum service fee of 0.25% to compensate organizations, which may include the Fund's investment advisor or its affiliates, for personal services provided to shareholders and the maintenance of shareholder accounts. The Fund may not, during any fiscal period, pay distribution or service fees greater than the amounts above.
         Amounts paid under the Plans are used to compensate EDI pursuant to Distribution Agreements (each an "Agreement," together, the "Agreements") that the Fund has entered into with respect to its Class A, Class B, Class C and Institutional Service shares, as applicable. The compensation is based on a maximum annual percentage of the average daily net assets attributable to a class, as follows:

                                  ----------------------------- -------------
                                  Class A                       0.25%*
                                  ----------------------------- -------------
                                  ----------------------------- -------------
                                  Class B                       1.00%
                                  ----------------------------- -------------
                                  ----------------------------- -------------
                                  Class C                       1.00%
                                  ----------------------------- -------------
                                  ----------------------------- -------------
                                  Institutional Service         0.25%*
                                  ----------------------------- -------------

                  *May be lower. See the expense table in the prospectus of the
                   Fund in which you are interested.

         The Agreements provide that EDI will use the distribution fees received from the Fund for the following purposes:

         (1) to compensate broker-dealers or other persons for distributing Fund shares;

         (2) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders; and

         (3)      to otherwise promote the sale of Fund shares.

         The Agreements also provide that EDI may use distribution fees to make interest and principal payments in respect of amounts that have been financed to pay broker-dealers or other persons for distributing Fund shares. EDI may assign its rights to receive compensation under the Plans to secure such financings. FUNB or its affiliates may finance payments made by EDI to compensate broker-dealers or other persons for distributing shares of the Fund.

         In the event the Fund acquires the assets of another mutual fund, compensation paid to EDI under the Agreements may be paid by the Fund's Distributor to the acquired fund's distributor or its predecessor.

         Since EDI's compensation under the Agreements is not directly tied to the expenses incurred by EDI, the compensation received by it under the Agreements during any fiscal year may be more or less than its actual expenses and may result in a profit to EDI. Distribution expenses incurred by EDI in one fiscal year that exceed the compensation paid to EDI for that year may be paid from distribution fees received from the Fund in subsequent fiscal years.

         Distribution fees are accrued daily and paid at least annually on Class B and Class C shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, while at the same time permitting EDI to compensate broker-dealers in connection with the sale of such shares.

         Under the Plans, the Treasurer of the Trust reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

         The investment advisor may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to EDI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         Each Plan and the Agreement will continue in effect for successive 12-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that class and, in either case, by a majority of the Independent Trustees of the Trust.

         The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B, Class C and Institutional Service shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Fund and holders of Class A, Class B, Class C and Institutional Service shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B, Class C and Institutional Service shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B, Class C and Institutional Service shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B, Class C and Institutional Service shares.

         In the event that the Plan or Distribution Agreement is terminated or not continued with respect to one or more classes of the Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to EDI with respect to that class or classes, and (ii) the Fund would not be obligated to pay EDI for any amounts expended under the Distribution Agreement not previously recovered by the EDI from distribution services fees in respect of shares of such class or classes through deferred sales charges.

         All material amendments to any Plan or Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Distribution Agreement may not be amended in order to increase materially the costs that a particular class of shares of the Fund may bear pursuant to the Plan or Distribution Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected. Any Plan or Distribution Agreement may be terminated (i) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Independent Trustees, or (ii) by EDI. To terminate any Distribution Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to EDI. Any Distribution Agreement will terminate automatically in the event of its assignment. For more information about 12b-1 fees, see "Expenses" in the prospectus and "12b-1 Fees" under "Expenses" in Part 1 of this SAI.


                                 TAX INFORMATION

Requirements for Qualifications as a Regulated Investment Company

         The Fund intends to qualify for and elect the tax treatment applicable to regulated investment companies ("RIC") under Subchapter M of the Code, as amended. (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a RIC, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies). By so qualifying, the Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting such distribution requirements.

Taxes on Distributions

         Unless the Fund is a municipal bond fund, distributions will be taxable to shareholders whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

         To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net taxable investment income plus net realized short-term capital gains, if any). The Fund will include dividends it receives from domestic corporations when the Fund calculates its gross investment income. Unless the Fund is a municipal bond fund or U.S. Treasury or U.S. Government money market fund, it anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations. The Fund will inform shareholders of the amounts that so qualify. If the Fund is a municipal bond fund or U.S. Treasury or U.S. Government money market fund, none of its income will consist of corporate dividends; therefore, none of its distributions will qualify for the 70% dividends-received deduction for corporations.

         From time to time, the Fund will distribute the excess of its net long-term capital gains over its short-term capital loss to shareholders (i.e., capital gain dividends). For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long-term capital gains. Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares.

         Distributions by the Fund reduce its NAV. A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital. In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital. Nevertheless, the shareholder may incur taxes on the distribution. Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

         All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Each shareholder should consult a tax advisor to determine the state and local tax implications of Fund distributions.

         If more than 50% of the value of the Fund's total assets at the end of a fiscal year is represented by securities of foreign corporations and the Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments. The shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that should be to his advantage. In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom. As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

Special Tax Information for Shareholders of Municipal Bond Funds

         The Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income. In order to pay exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax-exempt obligations at the close of each quarter. An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

         Any shareholder of the Fund who may be a "substantial user" (as defined by the Code, as amended.) of a facility financed with an issue of tax-exempt obligations or a "related person" to such a user should consult his tax advisor concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

         Under regulations to be promulgated, to the extent attributable to interest paid on certain private activity bonds, the Fund's exempt interest dividends, while otherwise tax-exempt, will be treated as a tax preference item for alternative minimum tax purposes. Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").

         Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends. Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income and long-term capital gains received by the shareholder.

Taxes on The Sale or Exchange of Fund Shares

         Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares. A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets. Capital gain on assets held for more than 12 months is generally subject to a maximum federal income tax rate of 20% for an individual. Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares. The Code will not allow a shareholder to realize a loss on the sale of Fund shares held by the shareholder for six months or less to the extent the shareholder received exempt interest dividends on such shares. Moreover, the Code will treat a shareholder's loss on shares held for six months or less as a long-term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

         Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a 31% federal income tax backup withholding requirement on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

Other Tax Considerations

         The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of the Fund.

         Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.

                                    BROKERAGE

Brokerage Commissions

         If the Fund invests in equity securities, it expects to buy and sell them through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

         If the Fund invests in fixed income securities, it expects to buy and sell them directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When the Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

Selection of Brokers

         When buying and selling portfolio securities, the advisor seeks brokers who can provide the most benefit to the Fund. When selecting a broker, the investment advisor will primarily look for the best price at the lowest commission, but in the context of the broker's:

         1.       ability to provide the best net financial result to the Fund;
         2.       efficiency in handling trades;
         3.       ability to trade large blocks of securities;
         4.       readiness to handle difficult trades;
         5.       financial strength and stability; and
         6. provision of "research services," defined as (a) reports and analyses concerning issuers, industries, securities and economic factors and (b) other information useful in making investment decisions.

         The Fund may pay higher brokerage commissions to a broker providing it with research services, as defined in item 6, above. Pursuant to Section 28(e) of the Securities Exchange Act of 1934, this practice is permitted if the commission is reasonable in relation to the brokerage and research services provided. Research services provided by a broker to the investment advisor do not replace, but supplement, the services the investment advisor is required to deliver to the Fund. It is impracticable for the investment advisor to allocate the cost, value and specific application of such research services among its clients because research services intended for one client may indirectly benefit another.

         When selecting a broker for portfolio trades, the investment advisor may also consider the amount of Fund shares a broker has sold, subject to the other requirements described above.

         If the Fund is advised by EAMC, Lieber & Company, an affiliate of EAMC and a member of the New York and American Stock Exchanges, will to the extent practicable effect substantially all of the portfolio transactions effected on those exchanges for the Fund.

Simultaneous Transactions

         The investment advisor makes investment decisions for the Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The investment advisor strives for an equitable result in such transactions by using an allocation formula. The high volume involved in some simultaneous transactions can result in greater value to the Fund, but the ideal price or trading volume may not always be achieved for the Fund.


                                  ORGANIZATION

         The foregoing is qualified in its entirety by reference to the Trust's Declaration of Trust.

Description of Shares

         The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. Each share of the Fund represents an equal proportionate interest with each other share of that series and/or class. Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable.

Voting Rights

         Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings. At meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of "NAV"applicable to such share. Shares generally vote together as one class on all matters. Classes of shares of the Fund have equal voting rights. No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the votes applicable to the shares of that class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

         After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law (for such reasons as electing or removing Trustees, changing fundamental policies, and approving advisory agreements or 12b-1 plans), unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

Limitation of Trustees' Liability

         The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

Banking Laws

         The Glass-Steagall Act and other banking laws and regulations presently prohibit member banks of the Federal Reserve System ("Member Banks") or their non-bank affiliates from sponsoring, organizing, controlling, or distributing the shares of registered, open-end investment companies such as the Trust. Such laws and regulations also prohibit banks from issuing, underwriting or distributing securities in general. However, under the Glass-Steagall Act and such other laws and regulations, a Member Bank or an affiliate thereof may act as investment advisor, transfer agent or custodian to a registered open-end investment company and may also act as agent in connection with the purchase of shares of such an investment company upon the order of its customer. FUNB and its affiliates are subject to, and in compliance with, the aforementioned laws and regulations.

         Changes to applicable laws and regulations or future judicial or administrative decisions could result in FUNB and its affiliates being prevented from continuing to perform the services required under the investment advisory contract or from acting as agent in connection with the purchase of shares of the Fund by its customers. If FUNB and its affiliates were prevented from continuing to provide for services called for under the investment advisory agreement, it is expected that the Trustees would identify, and call upon the Fund's shareholders to approve a new investment advisor. If this were to occur, it is not anticipated that the shareholders of the Fund would suffer any adverse financial consequences.


                          INVESTMENT ADVISORY AGREEMENT

         On behalf of the Fund, the Trust has entered into an investment advisory agreement with the Fund's investment advisor (the "Advisory Agreement"). Under the Advisory Agreement, and subject to the supervision of the Trust's Board of Trustees, the investment advisor furnishes to the Fund (unless the Fund is Evergreen Masters Fund ) investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. The investment advisor pays for all of the expenses incurred in connection with the provision of its services.

         If the Fund is Evergreen Masters Fund, the Advisory Agreement is similar to the above except that the investment advisor selects sub-advisors (hereinafter referred to as "Managers") for the Fund and monitors each Manager's investment program and results. The investment advisor has primary responsibility under the multi-manager strategy to oversee the Managers, including making recommendations to the Trust regarding the hiring, termination and replacement of Managers.

          The Fund pays for all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Distribution Plan (as described above) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund. For information on advisory fees paid by the Fund, see "Expenses" in Part 1 of this SAI.

         The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding shares. In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares. The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

Managers (Evergreen Masters Fund only)

         Evergreen Masters Fund's investment program is based upon the investment advisor's multi-manager concept. The investment advisor allocates the Fund's portfolio assets on an equal basis among a number of investment management organizations - currently four in number - each of which employs a different investment style, and periodically rebalances the Fund's portfolio among the Managers so as to maintain an approximate equal allocation of the portfolio among them throughout all market cycles. Each Manager provides these services under a Portfolio Management Agreement. Each Manager has discretion, subject to oversight by the Trustees and the investment advisor, to purchase and sell portfolio assets consistent with the Fund's investment objectives, policies and restrictions and specific investment strategies developed by the investment advisor. The Fund's current Managers are EAMC, MFS Institutional Advisors, Inc., OppenheimerFunds, Inc. and Putnam Investment Management, Inc.

         The Trust and FUNB have received an order from the SEC that permits the investment advisor to employ a "manager of managers" strategy in connection with its management of the Fund. The exemptive order permits the investment advisor, subject to certain conditions, and without shareholder approval, to: (a) select new Managers who are unaffiliated with the investment advisor with the approval of the Trust's Board of Trustees; (b) change the material terms of the Portfolio Management Agreements with the Managers; and (c) continue the employment of a Manager after an event which would otherwise cause the automatic termination of a Portfolio Management Agreement. Shareholders would be notified of any Manager changes. Shareholders have the right to terminate arrangements with a Manager by vote of a majority of the outstanding shares of the Fund. The order also permits the Fund to disclose the Managers' fees only in the aggregate.

Transactions Among Advisory Affiliates

         The Trust has adopted procedures pursuant to Rule 17a-7 of the 1940 Act ("Rule 17a-7 Procedures"). The Rule 17a-7 Procedures permit the Fund to buy or sell securities from another investment company for which a subsidiary of First Union Corporation is an investment advisor. The Rule 17a-7 Procedures also allow the Fund to buy or sell securities from other advisory clients for whom a subsidiary of First Union Corporation is an investment advisor. The Fund may engage in such transaction if it is equitable to each participant and consistent with each participant's investment objective.



                             MANAGEMENT OF THE TRUST

         The Trust is supervised by a Board of Trustees that is responsible for representing the interest of the shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, reviewing, among other things, the Fund's performance and its contractual arrangements with various service providers. Each Trustee is paid a fee for his or her services.
See "Expenses-Trustee Compensation" in Part 1 of this SAI.

         The Trust has an Executive Committee which consists of the Chairman of the Board, James Howell, the Vice Chairman of the Board, Michael Scofield, and Russell Salton, each of whom is an Independent Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings and acts on routine matters between scheduled Board meetings.

         Set forth below are the Trustees and officers of the Trust and their principal occupations and affiliations over the last five years. Unless otherwise indicated, the address for each Trustee and officer is 200 Berkeley Street, Boston, Massachusetts 02116. Each Trustee is also a Trustee of each of the other Trusts in the Evergreen Fund complex.

Name                                 Position with Trust         Principal Occupations for Last Five Years
Laurence B. Ashkin                   Trustee                     Real estate developer and construction consultant; and
(DOB: 2/2/28)                                                    President of Centrum Equities (real estate development) and
                                                                 Centrum Properties, Inc.(real estate development).

Charles A. Austin III                Trustee                     Investment Counselor to Appleton Partners, Inc.(investment
(DOB: 10/23/34)                                                  advice); former Director, Executive Vice President and
                                                                 Treasurer, State Street Research & Management Company
                                                                 (investment advice); Director, The Andover Companies
                                                                 (insurance); and Trustee, Arthritis Foundation of New
                                                                 England.

K. Dun Gifford                       Trustee                     Trustee, Treasurer and Chairman of the Finance Committee,
(DOB: 10/12/38)                                                  Cambridge College; Chairman Emeritus and Director, American
                                                                 Institute of Food and Wine; Chairman and President, Oldways
                                                                 Preservation and Exchange Trust (education); former Chairman of the Board, Director, and Executive Vice President, The
                                                                 London Harness Company (leather goods purveyor); former
                                                                 Managing Partner, Roscommon Capital Corp.; former Chief
                                                                 Executive Officer, Gifford Gifts of Fine Foods; former
                                                                 Chairman, Gifford, Drescher & Associates (environmental
                                                                 consulting).

James S. Howell*                     Chairman of the Board       Former Chairman of the Distribution Committee, Foundation
(DOB: 8/13/24)                       of  Trustees                for the Carolinas; and former Vice President of Lance Inc.
                                                                 (food manufacturing).

Leroy Keith, Jr.                     Trustee                     Chairman of the Board and Chief Executive Officer, Carson
(DOB: 2/14/39)                                                   Products Company (manufacturing); Director of Phoenix Total
                                                                 Return Fund and Equifax, Inc. (worldwide information
                                                                 management); Trustee of Phoenix Series Fund, Phoenix
                                                                 Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund;
                                                                 and former President, Morehouse College; Manufacturer,
                                                                 Worldwide Information Management, Co.

Gerald M. McDonnell                  Trustee                     Sales Representative with Nucor-Yamoto, Inc. (steel
(DOB: 7/14/39)                                                   producer).

Thomas  L. McVerry                   Trustee                     Former Vice President and Director of Rexham Corporation
(DOB: 8/2/39)                                                    (manufacturing); and Director of Carolina Cooperative
                                                                 Credit Union.

William Walt Pettit                  Trustee                     Partner in the law firm of William Walt Pettit, P.A.
(DOB: 8/26/55)

David M. Richardson                  Trustee                     Vice Chair and former Executive Vice President, DHR
(DOB: 9/14/41)                                                   International, Inc. (executive recruitment); former Senior
                                                                 Vice President, Boyden International Inc. (executive
                                                                 recruitment); and Director, Commerce and Industry
                                                                 Association of New Jersey, 411 International, Inc.
                                                                 (communications), and J&M Cumming Paper Co.

Russell A. Salton, III MD            Trustee                     Medical Director, U.S. Health Care/Aetna Health Services;
(DOB: 6/2/47)                                                    former Managed Health Care Consultant; and former
                                                                 President, Primary Physician Care.

Michael S. Scofield*                 Vice Chairman of the        Attorney, Law Offices of Michael S. Scofield.
(DOB: 2/20/43)                       Board of Trustees

Richard J. Shima                     Trustee                     Former Chairman, Environmental Warranty, Inc. (insurance
(DOB: 8/11/39)                                                   agency); Executive Consultant, Drake Beam Morin, Inc.
                                                                 (executive outplacement); Director of Connecticut Natural
                                                                 Gas Corporation, Hartford Hospital, Old State House
                                                                 Association, Middlesex Mutual Assurance Company (property/
                                                                 casualty insurance), and Enhance Financial Services, Inc.
                                                                 (financial guaranty insurance); Chairman, Board of Trustees,
                                                                 Hartford Graduate Center; Trustee, Greater Hartford YMCA;
                                                                 former Director, Vice Chairman and Chief Investment Officer,
                                                                 The Travelers Corporation; former Trustee, Kingswood-Oxford
                                                                 School; and former Managing Director and Consultant, Russell
                                                                 Miller, Inc.(investment banking, specializing in the
                                                                 insurance industry)

Anthony J. Fischer**                 President and Treasurer     Vice President/Client Services, BISYS Fund Services.
(DOB:2/10/59)

Nimish S. Bhatt***                   Vice President and          Vice President, Tax, BISYS Fund Services; former Assistant
(DOB: 6/6/63)                        Assistant Treasurer         Vice President, EAMC/First Union National Bank; former
                                                                 Senior Tax Consulting/Acting Manager, Investment Companies
                                                                 Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft***                        Vice President              Team Leader, Fund Administration, BISYS Fund Services.
(DOB: 1/23/65)
                                                                 Senior Vice President and Assistant General Counsel, First
Michael H. Koonce                    Secretary                   Union Corporation; former Senior Vice President and General
(DOB: 4/20/60)                                                   Counsel, Colonial Management Associates, Inc.

*As of January 1, 2000, Michael S. Scofield will become Chairman of the Board and James S. Howell will become Trustee of
Emeritis.
**Address: BISYS Fund Services, 90 Park Avenue, New York, New York 10016
***Address: BISYS, 3435 Stelzer Road, Columbus, Ohio 43219-8001


                      CORPORATE AND MUNICIPAL BOND RATINGS

         The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns. A rating is an opinion of an issuer's ability to pay interest and/or principal when due. Ratings reflect an issuer's overall financial strength and whether it can meet its financial commitments under various economic conditions.

         If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

         The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody's. The Fund may also rely on ratings provided by Fitch. Rating systems are similar among the different services. As an example, the chart below compares basic ratings for long-term bonds. The "Credit Quality" terms in the chart are for quick reference only. Following the chart are the specific definitions each service provides for its ratings.



                      COMPARISON OF LONG-TERM BOND RATINGS

----------------- ----------- --------- =======================================

MOODY'S           S&P         FITCH     Credit Quality
----------------- ----------- --------- =======================================
----------------- ----------- --------- =======================================

Aaa               AAA         AAA       Excellent Quality (lowest risk)
----------------- ----------- --------- =======================================
----------------- ----------- --------- =======================================

Aa                AA          AA        Almost Excellent Quality (very low risk)
----------------- ----------- --------- =======================================
----------------- ----------- --------- =======================================

A                 A           A         Good Quality (low risk)
----------------- ----------- --------- =======================================
----------------- ----------- --------- =======================================

Baa               BBB         BBB       Satisfactory Quality (some risk)
----------------- ----------- --------- =======================================
----------------- ----------- --------- =======================================

Ba                BB          BB        Questionable Quality (definite risk)
----------------- ----------- --------- =======================================
----------------- ----------- --------- =======================================

B                 B           B         Low Quality (high risk)
----------------- ----------- --------- =======================================
----------------- ----------- --------- =======================================

Caa/Ca/C          CCC/CC/C    CCC/CC/C  In or Near Default
----------------- ----------- --------- =======================================
----------------- ----------- --------- =======================================

                  D           DDD/DD/D   In Default
----------------- ----------- ---------- =======================================


                                 CORPORATE BONDS

                                LONG-TERM RATINGS

Moody's Corporate Long-Term Bond Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e. they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P  Corporate Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

-        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

- Upon voluntary bankruptcy filing or similar action. An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.
Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, DD indicates expected recovery of 50%-90% of such outstandings, and D the lowest recovery potential, i.e. below 50%.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC.



                          CORPORATE SHORT-TERM RATINGS

Moody's Corporate Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.
Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.


S&P Corporate Short-Term Obligation Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

-        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

- Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Fitch Corporate Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D Default. Denotes actual or imminent payment default.



                                 MUNICIPAL BONDS

                                LONG-TERM RATINGS

Moody's Municipal Long-Term Bond Ratings

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category. S&P Municipal Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Municipal Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.
Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. DD designates lower recovery potential and D the lowest.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC.


                          SHORT-TERM MUNICIPAL RATINGS

Moody's Municipal Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidence by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.
Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's Municipal Short-Term Loan Ratings

MIG 1 This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3 This designation denotes favorable quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

SG This designation denotes speculative quality. Debt instruments in this category may lack margins of protection.


S&P Commercial Paper Ratings

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated B are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

S&P Municipal Short-Term Obligation Ratings

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2   Satisfactory   capacity  to  pay  principal   and  interest,   with  some
vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Fitch Municipal Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.


                             ADDITIONAL INFORMATION

         Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, SAI or in supplemental sales literature issued by the Fund or EDI, and no person is entitled to rely on any information or representation not contained therein.

         The Fund's prospectus and SAI omit certain information contained in the Trust's registration statement, which you may obtain for a fee from the SEC in Washington, D.C.

ANNUAL REPORT                                      March 31, 1999

                                                     DAVIS INTERMEDIATE
                                                     INVESTMENT GRADE
                                                     BOND FUND

















[DAVIS FUNDS LOGO]

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
================================================================================

Dear Shareholder,

During its latest fiscal year, the Davis Intermediate Investment Grade Bond Fund, Inc. (formerly named the Davis High Income Fund, Inc.) successfully completed the transition from a fund that focused primarily on high-yield, lower quality securities to one that invests in intermediate-term, investment-grade issues (the Fund may still invest up to 35% of total assets in high-yield, lower quality securities). We repositioned the Fund effective October 6, 1998, because, as stewards of our shareholders' capital, we concluded that high-yield securities involve substantially greater risks than they once did without providing sufficient yield compensation. Such risk/reward parameters are incompatible with the long-term Davis investment philosophy, which seeks to provide reliable results through full market cycles.

PERFORMANCE REVIEW
In the first quarter of 1999--the first full quarter that your Fund was invested as an intermediate investment-grade bond fund--the Fund outperformed its benchmark. Total return for the Class A shares declined .34%(2) (based on net asset value), which compares favorably with the average decline of .52% for the 280 funds included in Lipper Analytical Services' intermediate investment-grade debt category(3). For the one-year period ended March 31, 1999, the Fund's Class A shares generated a negative total return of 10.41%(2) (based on net asset value) compared with a positive return of 5.15% for the 258 funds in the Lipper intermediate investment-grade debt category3. Until October 6, 1998, the Fund was categorized as a high current yield fund, the average of which had a negative return of 1.94% for the one-year period ended March 31, 1999, according to Lipper(3).

Continuing the trend of recent years, the demand for high-yielding issues was so strong throughout much of 1998 that the yield advantage these bonds typically offer over U.S. Treasury securities largely disappeared. As a result, investors were not being fully compensated for the additional risks of purchasing high-yield bonds. However, the investment climate changed dramatically in August due to very real concerns regarding the health of the worldwide economy, fears that the United States would be pushed into recession and the threat of a global credit crunch. Even after the Federal Reserve stepped in and cut rates in the fall, the markets continued to be gripped by volatility and illiquidity.

The transition quarter for the Fund--October through December 1998--coincided with the flight to quality and away from risk that occurred in this uncertain market environment. During this period, low-quality bonds became almost illiquid and suffered steep price declines as yields widened dramatically relative to U.S. Treasuries. This sharp reversal amply demonstrates the risks involved in holding these securities. Unfortunately, these were the conditions under which we were liquidating the portfolio's high-yield investments, and that adversely affected the Fund's results in the short run.

The yield spread between low-quality and high-quality bonds that became so wide in the aftermath of this global financial crisis has since narrowed. But the spread remains at levels that haven't been consistently seen since 1991 even though our economy is in good shape. If the U.S. business cycle turns down, the number of companies defaulting on their debt could accelerate and credit-quality spreads could widen further, meaning high-yield bonds would trade poorly.

FINDING VALUE IN INVESTMENT-GRADE BONDS
Because the risks and volatility in the high-yield market are so much greater today, we believe the Fund's more conservative investment focus is the appropriate approach for our shareholders. Adhering to the fundamental Davis Funds' principle of managing risk, our strategy is to invest with a long-term perspective primarily in intermediate-term, investment-grade debt securities issued by well-known, publicly traded companies that are selling at value prices. Investment-grade securities are those rated in one of the four highest credit-quality

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
================================================================================

categories by nationally recognized rating organizations or which we believe to be of comparable credit quality. Currently, the portfolio's average credit quality is A and its average weighted length, taking into account call features and sinking fund provisions that could shorten the life of bonds in our portfolio, is 6 1/2 years.

Rigorous research is a key element in our investment process. Specifically we look for corporate bonds that have the potential for credit-quality improvement. One sector where we are finding great value--that is, higher yields relative to credit quality--is the financial sector. As a result, we have made significant investments in bonds of insurance carriers, securities firms and banks. For example, the Fund bought A-rated bonds issued by Beneficial Corporation, a consumer financial services company that has now merged with Household International(4). These bonds are attractive because they offer the potential for improving credit quality as well as a significant yield advantage over Treasury securities of comparable maturity.

The energy sector is another sector that is generally inexpensive relative to its credit quality. As an example, the Fund purchased BBB-rated bonds issued by Enron, an oil and gas company(4). During the period we have owned these bonds, they have outperformed comparable U.S. Treasuries, and we feel confident they still represent good value because we expect the company's credit quality will continue to improve.

While we have generally shifted assets into higher quality bonds, we continue to hold certain high-yield, lower quality securities that we believe offer good value. For example, the Fund still holds the bonds of Alliance Imaging with a yield to maturity of over 9%(4). We have confidence in the company's ability to make timely payments of interest and principal on its bonds because it is a leader in an important market niche--providing hospitals with medical image scanning equipment on a contract basis.

Our strategy going forward is to look for bonds that have the potential for improving credit quality and that should remain liquid even under adverse market conditions, rather than simply buying the highest-yielding securities that are still investment-grade. Our goal is to obtain better yields than Treasury securities of comparable maturity without assuming undue risk. We continue to believe the best way to help our shareholders build and preserve wealth is through strategies designed to minimize volatility and optimize long-term risk-adjusted returns.


Sincerely,






/s/ Shelby M.C. Davis                       /s/ Carolyn Spolidoro

Shelby M.C. Davis                           Carolyn Spolidoro
Chief Investment Officer                    Portfolio Manager


May 7, 1999

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
================================================================================

This Annual Report is furnished to you by Davis Distributors, LLC, which acts as the distributor for Davis Intermediate Investment Grade Bond Fund, Inc. This Annual Report is authorized for distribution only when accompanied or preceded by a current prospectus of Davis Intermediate Investment Grade Bond Fund, Inc. which contains more information about fees and expenses. Please read the prospectus carefully before investing or sending money.

(1) Davis Intermediate Investment Grade Bond Fund's current investment policy requires it to invest at least 65% of its total assets in investment-grade debt securities and allows it to invest up to 35% of its total assets in high yield, high-risk debt securities, commonly known as "junk bonds." In the past, the Fund invested primarily in high yield, high-risk debt securities and as of March 31, 1999, 23.02% of total assets were invested in high yield, high-risk securities.

(2) Total return assumes reinvestment of dividends and capital gain distributions. Prior to October 6, 1998, the Fund invested primarily in high yield, high-risk securities. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased.


* (Without a 4.75% Sales Charge taken into consideration for the period ended March 31, 1999)
- ----------------------------------- ------------ ------------ ------------ ------------- ------------------------
FUND NAME                              1 YEAR       3 YEAR       5 YEAR       10 YEAR           INCEPTION
- ----------------------------------- ------------ ------------ ------------ ------------- ------------------------
Davis Intermediate Investment
Grade Bond Fund "A"                   (10.41)%      1.93%        4.04%         5.14%         7.89% - 05/29/80
- ----------------------------------- ------------ ------------ ------------ ------------- ------------------------
Davis Intermediate Investment
Grade Bond Fund "B"                   (11.20)%      1.11%          NA           NA           3.52% - 12/05/94
- ----------------------------------- ------------ ------------ ------------ ------------- ------------------------
Davis Intermediate Investment
Grade Bond Fund "C"                   (11.34)%        NA           NA           NA          (3.95)% - 08/12/97
- ----------------------------------- ------------ ------------ ------------ ------------- ------------------------
Davis Intermediate Investment
Grade Bond Fund "Y"                   (10.16)%        NA           NA           NA          (0.51)% - 03/20/97
- ----------------------------------- ------------ ------------ ------------ ------------- ------------------------


** (With a 4.75% Sales Charge or any applicable contingent deferred sales charge taken into consideration for the period ended March 31, 1999)
- ----------------------------------- ------------ ------------ ------------ ------------- ------------------------
FUND NAME                              1 YEAR       3 YEAR       5 YEAR       10 YEAR           INCEPTION
- ----------------------------------- ------------ ------------ ------------ ------------- ------------------------
Davis Intermediate  Investment
Grade Bond Fund "A"                   (14.71)%      0.30%        3.02%         4.63%         7.61% - 05/29/80
- ----------------------------------- ------------ ------------ ------------ ------------- ------------------------
Davis Intermediate Investment
Grade Bond Fund "B"                   (14.51)%      0.30%          NA           NA           3.19% - 12/05/94
- ----------------------------------- ------------ ------------ ------------ ------------- ------------------------
Davis Intermediate Investment
Grade Bond Fund "C"                   (12.17)%        NA           NA           NA          (3.95)% - 08/12/97
- ----------------------------------- ------------ ------------ ------------ ------------- ------------------------
Davis Intermediate Investment
Grade Bond Fund "Y"                   (10.16)%        NA           NA           NA          (0.51)% - 03/20/97
- ----------------------------------- ------------ ------------ ------------ ------------- ------------------------

(3) Lipper Analytical Services rankings are based on total returns but do not consider sales charges.


DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
================================================================================

(4) Davis Intermediate Investment Grade Bond Fund's portfolio securities as of March 31, 1999, including the securities discussed in this letter, are listed in the Schedule of Investments. Portfolio holdings are subject to change.

Standard & Poor's Corporate Bond Ratings - BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
COMPARISON OF CLASS A SHARES OF DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND WITH SALOMON BROTHERS LONG-TERM HIGH-YIELD INDEX AND MERRILL LYNCH U.S. CORPORATES, 5-10 YEARS INDEX
================================================================================

Average Annual Total Return for the Periods ended March 31, 1999.

        ---------------------------------------------------------
        CLASS A SHARES (This calculation includes an initial sales charge of 4 3/4%.)

        One Year..................................  (14.71)%
        Five Years................................     3.02%
        Ten Years.................................     4.63%
        ---------------------------------------------------------

$10,000 invested over ten years. Let's say you invested $10,000 in Davis Intermediate Investment Grade Bond Fund, Class A ("DIIGBF-A") shares on March 31, 1989 and paid a 4 3/4% sales charge. As the chart shows, by March 31, 1999 the value of your investment would have grown to $15,731 - a 57.31% increase on your initial investment. For comparison, the Salomon Brothers Long-Term High Yield Index ("Salomon") and the Merrill Lynch U.S. Corporates, 5-10 Years Index are also presented on the chart below.


             Merrill Lynch            Salomon             DIIGBF-A
-------------------------------------------------------------------------------
 3/31/89        $10,000               $10,000               $9,525
 3/31/90        $11,168                $9,150               $8,414
 3/31/91        $12,479               $10,780               $7,966
 3/31/92        $14,207               $13,625               $9,761
 3/31/93        $16,489               $16,068              $11,596
 3/31/94        $17,053               $17,448              $12,905
 3/31/95        $17,988               $18,772              $13,511
 3/31/96        $20,274               $22,327              $14,852
 3/31/97        $21,247               $24,274              $15,905
 3/31/98        $23,829               $29,672              $17,559
 3/31/99        $25,284               $31,614              $15,731


Salomon Brothers Long-Term High-Yield Index and the Merrill Lynch U.S. Corporates, 5-10 Years Index are unmanaged indexes and have no specific investment objective. The indexes used include interest reinvested, but does not take into account any sales charge.

The performance data for Davis Intermediate Investment Grade Bond Fund, Inc. contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
COMPARISON OF CLASS B SHARES OF DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND WITH SALOMON BROTHERS LONG-TERM HIGH-YIELD INDEX AND MERRILL LYNCH U.S. CORPORATES, 5-10 YEARS INDEX
================================================================================

Average Annual Total Return for the Periods ended March 31, 1999.

        ---------------------------------------------------------
        CLASS B SHARES (This calculation includes any applicable contingent deferred sales charge.)

        One Year..................................  (14.51)%
        Life of Class (December 5, 1994 through
             March 31, 1999) .........................3.19%
        ---------------------------------------------------------

$10,000 invested at inception. Let's say you invested $10,000 in Davis Intermediate Investment Grade Bond Fund, Class B ("DIIGBF-B") shares on December 5, 1994 (inception of Class). As the chart shows, by March 31, 1999 the value of your investment (less applicable contingent deferred sales charges) would have grown to $11,451 - a 14.51% increase on your initial investment. For comparison, the Salomon Brothers Long-Term High Yield Index ("Salomon") and the Merrill Lynch U.S. Corporates, 5-10 Years Index are also presented on the chart below.


             Merrill Lynch            Salomon             DIIGBF-B
-------------------------------------------------------------------------------
12/5/94        $10,000                $10,000             $10,000
   1995        $10,619                $10,945             $10,339
   1996        $11,968                $13,018             $11,237
   1997        $12,542                $14,153             $11,940
   1998        $14,066                $17,301             $13,079
   1999        $14,925                $18,433             $11,451


Salomon Brothers Long-Term High-Yield Index and the Merrill Lynch U.S. Corporates, 5-10 Years Index are unmanaged indexes and have no specific investment objective. The indexes used include interest reinvested, but does not take into account any sales charge.

The performance data for Davis Intermediate Investment Grade Bond Fund, Inc. contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
COMPARISON OF CLASS C SHARES OF DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND WITH SALOMON BROTHERS LONG-TERM HIGH-YIELD INDEX AND MERRILL LYNCH U.S. CORPORATES, 5-10 YEARS INDEX
================================================================================

Average Annual Total Return for the Periods ended March 31, 1999.

        ---------------------------------------------------------
        CLASS C SHARES (This calculation includes any applicable contingent deferred sales charge.)

        One Year..................................  (12.17)%
        Life of Class (August 12, 1997 through
             March 31, 1999)......................   (3.95)%
        ---------------------------------------------------------

$10,000 invested at inception. Let's say you invested $10,000 in Davis Intermediate Investment Grade Bond Fund, Class C ("DIIGBF-C") shares on August 12, 1997. As the chart shows, by March 31, 1999 the value of your investment would have been $9,363 - a (6.37%) decrease on your initial investment. For comparison, the Salomon Brothers Long-Term High Yield Index ("Salomon") and the Merrill Lynch U.S. Corporates, 5-10 Years Index are also presented on the chart below.


             Merrill Lynch            Salomon             DIIGBF-C
-------------------------------------------------------------------------------
8/12/97         $10,000               $10,000             $10,000
   1998         $10,627               $10,996             $10,561
   1999         $11,276               $11,715              $9,363


Salomon Brothers Long-Term High-Yield Index and the Merrill Lynch U.S. Corporates, 5-10 Years Index are unmanaged indexes and have no specific investment objective. The indexes used include interest reinvested, but does not take into account any sales charge.

The performance data for Davis Intermediate Investment Grade Bond Fund, Inc. contained in this report represents past performance and assumes that all fdistributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
COMPARISON OF CLASS Y SHARES OF DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND WITH SALOMON BROTHERS LONG-TERM HIGH-YIELD INDEX AND MERRILL LYNCH U.S. CORPORATES, 5-10 YEARS INDEX
================================================================================

Average Annual Total Return for the Periods ended March 31, 1999.

        ---------------------------------------------------------
        CLASS Y SHARES

        One Year..................................  (10.16)%
        Life of Class (March 20, 1997 through
             March 31, 1999)......................   (0.51)%
        ---------------------------------------------------------

$10,000 invested at inception. Let's say you invested $10,000 in Davis Intermediate Investment Grade Bond Fund, Class Y ("DIIGBF-Y") shares on March 20, 1997. As the chart shows, by March 31, 1999 the value of your investment would have been $9,898 - a (1.02%) decrease on your initial investment. For comparison, the Salomon Brothers Long-Term High Yield Index ("Salomon") and the Merrill Lynch U.S. Corporates, 5-10 Years Index are also presented on the chart below.


             Merrill Lynch            Salomon             DIIGBF-Y
-------------------------------------------------------------------------------
3/20/97         $10,000               $10,000             $10,000
   1997          $9,932               $10,075              $9,958
   1998         $11,139               $12,315             $11,017
   1999         $11,819               $13,121              $9,898


Salomon Brothers Long-Term High-Yield Index and the Merrill Lynch U.S. Corporates, 5-10 Years Index are unmanaged indexes and have no specific investment objective. The indexes used include interest reinvested, but does not take into account any sales charge.

The performance data for Davis Intermediate Investment Grade Bond Fund, Inc. contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
PORTFOLIO HOLDINGS AS OF MARCH 31, 1999
================================================================================


PORTFOLIO MAKEUP (% OF FUND NET ASSETS)
- ----------------------------------------

Cash, Common Stock, Preferred Stock,
Short-term Bonds, Warrants & Other
 Assets                                6.2%
Bonds & Notes                         93.8%

SECTOR WEIGHTINGS (% OF BONDS/NOTES)
- ------------------------------------
Hotels                                3.3%
Automotive                            4.3%
Communication                         3.7%
Insurance                            12.1%
Mortgage Backed Securities            2.4%
Oil & Gas                             8.7%
Food Stores                           3.1%
Health Services                       3.0%
Other                                10.7%
Security & Commodity Brokers          9.2%
Depository Institutions               4.5%
Electric, Gas and Sanitary Services   8.1%
Non Depository Institutions           3.3%
Single Family Mortgage                8.8%
Government Securities                 8.2%
Executive, Legislative and General    6.6%



Top 10 Holdings                                                                        % of Fund Net Assets
- -----------------------------------------------------------------------------------------------------------
Paine Webber Group, Inc., Sr. Notes, Series C, 6.73%, 04/03/08                                  4.70%
BankBoston, N.A., Sub. Notes, 7.00%, 09/15/07                                                   4.24%
Enron Corp., Notes, 6.725%, 11/17/08                                                            4.12%
Liberty Financial Co., Notes, 6.75%, 11/15/08                                                   4.09%
ReliaStar Financial Corp., Notes, 6.50%, 11/15/08                                               4.08%
Ryder System Inc., Notes, Series P, 6.60%, 11/15/05                                             3.99%
Lehman Brothers Holdings, Notes, 6.625%, 02/05/06                                               3.97%
Potomac Capital Invest., Notes, Series D, 6.62%, 12/05/05                                       3.93%
Freddie Mac, 5.54%, 10/27/08                                                                    3.88%
Federal Home Loan Bank, 5.54%, 10/15/08                                                         3.86%

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
SCHEDULE OF INVESTMENTS
At March 31, 1999
================================================================================

                                                                                                       VALUE
PRINCIPAL                                                                                            (NOTE 1)
- ---------                                                                                            --------
CORPORATE AND TAXABLE MUNICIPAL BONDS AND NOTES - (83.82%)
                  AGRICULTURAL PRODUCTION LIVESTOCK - (0.82%)
$      500,000    Iowa Select Farms, L.P., Sr. Sub. Notes, 10.75%, 12/01/05 (b)................  $     403,125
                                                                                                 -------------
                  AMUSEMENT AND RECREATION SERVICES - (1.51%)
        58,000    Discovery Zone Inc., Units, 13.50%, 05/01/02 ++ (c)..........................         23,490
       165,000    Lancaster, TX, Combined Tax & Golf Course Park Rev. Bds., Series B,
                    Certificates of Obligation, MBIA Insured, 9.375%, 08/01/02.................        165,561
       190,000    Mayor and City Council of Baltimore, Econ. Dev. Taxable Lease Rev. Bds.
                    (Arcade Ltd. Partnership Prj.) Series `92, 8.50%, 08/01/02.................        199,375
        50,000    Mayor and City Council of Baltimore, Econ. Dev. Taxable Lease Rev. Bds.
                    (Arcade Ltd. Partnership Prj.) Series `92, 9.50%, 08/01/14.................         53,564
       984,599    Underwater World Mall of America, Sr. Rev. Bds., 13.75%, 03/01/02++ (c)......        302,764
                                                                                                 -------------
                                                                                                       744,754
                                                                                                 -------------
                  AUTO REPAIR, SERVICES AND PARKING - (3.99%)
     2,000,000    Ryder System Inc., Notes, Series P, 6.60%, 11/15/05..........................      1,972,958
                                                                                                 -------------
                  BUSINESS SERVICES - (1.22%)
       750,000    Nationwide Credit, Inc., Sr. Notes, 10.25%, 01/15/08.........................        581,250
       670,700    Technical Equipment Leasing Corp., Jr. Sub. Deb., Series A, 18.375%,
                    04/01/96++ (c).............................................................         20,121
                                                                                                 -------------
                                                                                                       601,371
                                                                                                 -------------
                  CHEMICALS AND ALLIED PRODUCTS - (1.81%)
       863,000    Glycomed Inc., Conv. Sub. Deb., 7.50%, 01/01/03..............................        683,928
       500,000    Trikem S.A., 10.625%, 07/24/07 (c)...........................................        208,750
                                                                                                 -------------
                                                                                                       892,678
                                                                                                 -------------
                  COMMUNICATION - (3.47%)
       250,000    Nextlink Communications LLC, Sr. Notes, 12.50%, 04/15/06.....................        276,250
       500,000    Pegasus Media & Communications, Sr. Sub. Notes, Series B,
                    12.50%, 07/01/05...........................................................        560,000
       329,000    SFX Broadcasting Inc., Sr. Sub. Notes, Series B, 10.75%, 05/15/06............        365,190
       500,000    Sinclair Broadcast Group, Sr. Sub. Notes, 9.00%, 07/15/07....................        511,250
                                                                                                 -------------
                                                                                                     1,712,690
                                                                                                 -------------
                  DEPOSITORY INSTITUTIONS - (4.24%)
     2,000,000    BankBoston, N.A., Sub. Notes, 7.00%, 09/15/07................................      2,095,802
                                                                                                 -------------
                  EDUCATIONAL SERVICES - (0.63%)
     2,460,000    Wagner College, NY, G.O. Capital Appreciation Bds.,
                    Zero Cpn., 10/01/22 (e)....................................................        308,976
                                                                                                 -------------
                  ELECTRIC, GAS, AND SANITARY SERVICES - (7.57%)
       130,000    Commerce Refuse to Energy Auth., Taxable Ref. Rev. Bds., '90 Series,
                    10.50%, 07/01/00...........................................................        132,972
       500,000    Midland Funding Corporation II, Sub. Secured Lease, 13.25%, 07/23/06.........        622,008
       498,978    Panda Funding, Series A-1, 11.625%, 08/20/12.................................        511,452
     2,000,000    Potomac Capital Invest., Notes, Series D, 6.62%, 12/05/05 (b)................      1,941,846


DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At March 31, 1999
================================================================================

                                                                                                       VALUE
PRINCIPAL                                                                                            (NOTE 1)
- ---------                                                                                            --------
CORPORATE AND TAXABLE MUNICIPAL BONDS AND NOTES - CONTINUED
                  ELECTRIC, GAS, AND SANITARY SERVICES - CONTINUED
$      500,000    Statia Terminals International CDA Inc., 1st Mtg. Notes, Series B, 11.75%,
                    11/15/03...................................................................  $     535,000
                                                                                                 -------------
                                                                                                     3,743,278
                  ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - (0.05%)
       558,273    Comptronix Corp., Conv. Sub. Deb., 6.75%, 03/01/02++ (c).....................         23,447
                                                                                                 -------------
                  EXECUTIVE, LEGISLATIVE AND GENERAL - (6.15%)
                    670,000 Adams Cnty., CO, IDR Series A Pool Gtd. - Executive Life, 9.00%,
                    11/01/96+..................................................................          6,700
     1,000,000    Camden Cnty., GA, JT Dev. Auth., Taxable Rev. Bds.,  7.10%, 12/01/12.........      1,049,450
       620,000    Harrisburg, PA, G.O. Capital Appreciation Bds., Zero Cpn., 04/01/13 (e)......        243,071
       640,000    Los Angeles County, CA, Pension Obligation, Capital Appreciation Bds.,
                    Series C, MBIA Insured, Zero Cpn., 06/30/07 (e)............................        382,118
       100,000    Louisiana St. Agriculture Fin. Auth., Series `86A, 8.80%, 10/01/96++.........          1,000
        20,000    Nebraska Invst. Fin. Auth., Agriculture Rev. Bds., Series A, Gtd. Executive
                    Life, 8.34%, 11/01/93++....................................................            200
     2,500,000    New Jersey Econ. Dev. Auth., Taxable Rev. Bds., Zero Cpn., 02/15/19 (e)......        529,000
     1,930,000    Orange County, CA, Pension Obligation, Capital Appreciation Bds.,
                    Series A, Zero Cpn., 09/15/13 (e)..........................................        735,870
       315,000    York, PA, G.O. Capital Appreciation Bds., Series A,
                    Zero Cpn., 02/01/17 (e)....................................................         92,333
                                                                                                 -------------
                                                                                                     3,039,742
                                                                                                 -------------
                  FOOD STORES - (2.93%)
       690,000    Kroger Co., Lease Cert., 6.00%, 04/01/03....................................         684,624
     1,000,000    Southland Corp., Sub. Deb., Ser. B, 4.00%, 06/15/04..........................        765,000
                                                                                                 -------------
                                                                                                     1,449,624
                                                                                                 -------------
                  HEALTH SERVICES - (2.84%)
       700,000    Connecticut St. Health & Edl. Facs. (Sheriden Woods Ctr.), Taxable Rev.
                    Bds., 8.73%, 11/01/17......................................................        781,760
       215,000    Illinois HFA Rev. Bds., Series C, MBIA Insured, 10.30%, 08/15/03.............        217,776
       130,000    San Bernadino CA Assd. Cmntys. Fing. Auth. Health Care Ref. & ...............
                    Improvement Bds. (Granada) Series B, 8.80%, 05/01/17.......................        124,488
       275,000    Utah St. Hsg. Fin. Agy. Taxable RHA Cmnty. Services, Series B, 9.00%,
                    07/01/02...................................................................        279,648
                                                                                                 -------------
                                                                                                     1,403,672
                                                                                                 -------------
                  HOTELS AND OTHER LODGING PLACES - (3.05%)
     1,448,000    Courtyard By Marriott II, L.P., Sr. Secured Notes, Series B,
                    10.75%, 02/01/08...........................................................      1,509,540
                                                                                                 -------------
                  INDUSTRIAL MACHINERY AND EQUIPMENT - (0.96%)
       500,000    Axiohm Transaction Solutions Inc., Sr. Sub. Notes, 9.75%, 10/01/07...........        456,250
     1,950,000    JTS Corporation, Conv. Sub. Deb., 5.25%, 04/29/02++..........................         19,500
                                                                                                 -------------
                                                                                                       475,750
                                                                                                 -------------

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At March 31, 1999
================================================================================

                                                                                                       VALUE
PRINCIPAL                                                                                            (NOTE 1)
- ---------                                                                                            --------
CORPORATE AND TAXABLE MUNICIPAL BONDS AND NOTES - CONTINUED
                  INSTRUMENTS AND RELATED PRODUCTS - (0.50%)
$      250,000    Alliance Imaging, Inc., Sr. Sub. Notes, 9.625%, 12/15/05.....................  $     248,750
                                                                                                 -------------
                  INSURANCE CARRIERS - (11.35%)
     1,500,000    American General Finance, Sr. Notes, Series D, 7.12%, 08/24/05...............      1,570,073
     2,000,000    Liberty Financial Co., Notes, 6.75%, 11/15/08................................      2,020,686
     2,000,000    ReliaStar Financial Corp., Notes, 6.50%, 11/15/08............................      2,016,500
                                                                                                 -------------
                                                                                                     5,607,259
                                                                                                 -------------
                  JUSTICE, PUBLIC ORDER AND SAFETY - (0.53%)
       250,000    Oklahoma City, OK, Airport Trust Taxable Rev. Bds. (Fed. Bureau of
                    Prisons), 8.40%, 11/01/14..................................................        263,573
                                                                                                 -------------
                  MULTI-FAMILY FAMILY MORTGAGE - (0.84%)
       195,000    El Paso Hsg. Fin. Corp., Multi-Fam. Res. Loan Program, Securitized Multi-
                    fam. Hsg. Rev. Bds., Series '86A, 8.88%, 10/15/96++........................          1,950
       385,000    Illinois Hsg. Dev. Auth., Taxable Multifam. Program, Series 8, 8.52%,
                    09/01/31...................................................................        411,607
       100,000    Louisiana Hsg. Fin. Agy., Taxable Home Mtg., Series `86A, 8.61%,
                    08/01/49++.................................................................          1,000
                                                                                                 -------------
                                                                                                       414,557
                                                                                                 -------------
                  NONDEPOSITORY INSTITUTIONS - (3.09%)
     1,500,000    Beneficial Corp., Sr. Notes, Series H, 6.85%, 09/11/04.......................      1,524,858
                                                                                                 -------------
                  OIL AND GAS EXTRACTION - (6.18%)
     2,000,000    Enron Corp., Notes, 6.725%, 11/17/08.........................................      2,035,600
     1,000,000    Gerrity Oil & Gas Corp., Sr. Sub. Notes, 11.75%, 07/15/04....................      1,021,250
                                                                                                 -------------
                                                                                                     3,056,850
                                                                                                 -------------
                  PAPER AND ALLIED PRODUCTS - (0.06%)
     2,000,000    Crown Packaging Enterprises, Ltd., Sr. Secured Disc. Notes, 0%/14.00%,
                    08/01/06 (c) (d)...........................................................         30,000
                                                                                                 -------------
                  PETROLEUM AND COAL PRODUCTS - (1.97%)
       250,000    Clark R & M Inc., Sr. Notes, 8.375%, 11/15/07................................        224,063
       250,000    Clark R & M Inc., Sr. Sub. Notes, 8.875%, 11/15/07...........................        211,250
       500,000    Deeptech International, Inc., Sr. Secured Notes, 12.00%, 12/15/00............        540,000
                                                                                                 -------------
                                                                                                       975,313
                                                                                                 -------------
                  PRIMARY METAL INDUSTRIES - (0.19%)
       100,000    EES Coke Battery Inc., Sr. Secured Notes, Series B, 9.382%, 04/15/07 (c).....         94,613
                                                                                                 -------------
                  SECURITY AND COMMODITY BROKERS - (8.66%)
     2,000,000    Lehman Brothers Holdings, Notes, 6.625%, 02/05/06............................      1,961,300
     2,350,000    Paine Webber  Group, Inc., Sr. Notes, Series C, 6.73%, 04/03/08..............      2,321,121
                                                                                                 -------------
                                                                                                     4,282,421
                                                                                                 -------------
                  SINGLE FAMILY MORTGAGE - (8.23%)
     1,070,000    Adams Cnty., CO, Sngl. Fam. Taxable Mtg. Rev. Bds., Capital Appreciation,
                    Zero Cpn., 06/01/12 (e)....................................................        369,150


DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At March 31, 1999
================================================================================

                                                                                                       VALUE
PRINCIPAL                                                                                            (NOTE 1)
- ---------                                                                                            --------
CORPORATE AND TAXABLE MUNICIPAL BONDS AND NOTES - CONTINUED

                  SINGLE FAMILY MORTGAGE - CONTINUED
$      260,000    California Hsg. Fin. Agy. Rev. Bds., Taxable Home Mtg., Series D,
                    9.30%, 02/01/26............................................................  $     267,592
       700,000    Connecticut St. Hsg. Fin. Auth., Taxable Hsg. Mtg. Program, Series G,
                    7.625%, 05/15/21...........................................................        728,700
        75,000    Connecticut St. Hsg. Fin. Auth., Taxable Hsg. Mtg. Program, Series H,
                    7.875%, 11/15/26...........................................................         79,868
       675,480    Memphis, TN Hlth. Educ. & Hsg. Fac. Brd., Multi Fam. Hsg. Rev.
                    Securitized, Series '86A, 8.68%, 09/15/96+.................................          6,755
       115,000    Missouri St., Hsg. Dev. Cmnty., Multi Fam. Hsg. Rev. Bds., FHA Insured
                    Mtg. Loans, 9.25%, 12/01/30................................................        117,657
       440,000    New York St. HFA Rev. Multi Fam. Mtg. Series B, Sonyma Prg.
                    Insurance, 8.875%, 08/15/14................................................        476,784
       318,137    Polk Cnty., FL, HFA REMIC Collateralized Mtg. Bds., Series 1, CL 2-A,
                    9.55%, 01/15/11............................................................        327,490
       807,000    The Southeast TX Hsg. Fin. Corp. Securitized Multi Fam. Hsg. Rev. Bds
                    Series '86A, 8.60%, 09/01/96+..............................................          8,070
     1,625,000    Texas St., Dept. Hsg. & Comm. Taxable Mtg. Rev. Ref. Bds., Jr. Lien,
                    Ser. B, 9.50%, 03/01/16....................................................      1,685,775
                                                                                                 -------------
                                                                                                     4,067,841
                                                                                                 -------------
                  TRANSPORTATION EQUIPMENT - (0.81%)
       500,000    Simula Inc., Sr. Conv. Sub. Notes, Series C, 10.00%, 09/15/99 (c)............        400,000
                                                                                                 -------------
                  WATER TRANSPORTATION - (0.17%)
        85,000    Galveston Cnty., TX, Wtr. Auth., Canal Sys. Contract Wtr. Rev. Bds.,
                    AMBAC Insured, 9.60%, 07/01/99.............................................         85,305
                                                                                                 -------------

                         TOTAL CORPORATE AND TAXABLE MUNICIPAL BONDS
                                 AND NOTES - (identified cost $45,867,895)....................      41,428,747
                                                                                                 -------------

GOVERNMENT SECURITIES - (7.74%)
     2,000,000    Federal Home Loan Bank, 5.54%, 10/15/08......................................      1,907,900
     2,000,000    Freddie Mac,  5.54%, 10/27/08................................................      1,915,920
                                                                                                 -------------

                         TOTAL GOVERNMENT SECURITIES - (identified cost $4,000,000)...........       3,823,820
                                                                                                 -------------

MORTGAGE BACKED SECURITIES - (2.25%)
       142,643    Chase Mortgage Finance Corp., Series '93-G-A1, REMIC, 7.00%, 04/25/01........        143,663
        24,044    CTS Home Equity Loan Trust, Asset Backed Certificates, Series `91-1-A,
                    8.80%, 01/15/06............................................................         24,013
        55,377    Fannie Mae, REMIC, Series `91-38, CL SA, Inverse Support Tranche,
                    10.1862%, 04/25/21.........................................................         59,428

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At March 31, 1999
================================================================================

                                                                                                       VALUE
PRINCIPAL/SHARES/UNITS                                                                                (NOTE 1)
- ----------------------                                                                                --------
MORTGAGE BACKED SECURITIES - CONTINUED
$      134,395    First Nationwide Trust, Series '89-AR4-1, 9.50%, 09/25/19....................  $     133,998
       178,758    Freddie Mac, CL 1567 A, 5.40%, 08/15/23......................................        165,654
       293,852    Freddie Mac, REMIC, CL 1668 F, 7.5875%, 02/15/14.............................        303,486
       102,694    Manufacturers Hanover Mortgage Corporation, Mtg. Pass-Through
                    Certificates, Series A, 11.50%, 04/20/15...................................        106,324
       179,000    The Prudential Mortgage Securities Company, Mtg. Pass-Through
                    Certificates, Series '92-038, CL A-8, Fixed Rate, 6.95%, 11/25/22..........        177,211
                                                                                                 -------------

                         TOTAL MORTGAGE BACKED SECURITIES
                                 - (identified cost $1,047,926)...............................       1,113,777
                                                                                                 -------------

PREFERRED STOCKS - (0.07%)
         2,100      Westmoreland Coal Co., Dep. Shares Conv. Pfd., Series A, 8.50%++ .........          37,013
                                                                                                 -------------
                         TOTAL PREFERRED STOCKS - (identified cost $27,405)...................          37,013
                                                                                                 -------------

COMMON STOCKS - (0.15%)
       135,951    Canyon Resources Corporation*................................................         29,739
       260,252    Crown Packaging Enterprises Ltd.*............................................          2,603
         1,161    Nextel Communications Inc., Class A*.........................................         42,522
                                                                                                 -------------
                         TOTAL COMMON STOCKS - (identified cost $391,436).....................          74,864
                                                                                                 -------------

WARRANTS - (0.12%)
           869    Empire Gas Corp., expire 07/15/04 (c)........................................          1,629
           500    Primus Telecommunications, expire 08/01/04 (c)...............................          7,500
           100    Spanish Broadcasting Systems Inc., expire 06/30/99 (c).......................         49,000
                                                                                                 -------------
                         TOTAL WARRANTS - (identified cost $18,291)............................         58,129
                                                                                                 -------------
SHORT TERM - (4.17%)
$    2,060,000    State Street Bank and Trust Co. Repurchase Agreement, 4.95%, 04/01/99,
                    dated 03/31/99, repurchase value of $2,060,283 (collateralized by
                    $2,115,000 par value Federal Home Loan Bank, 5.14%, 01/29/01,
                    market value $2,126,188) - (identified cost $2,060,000)....................      2,060,000
                                                                                                 -------------

                  TOTAL INVESTMENTS (identified cost $53,412,953) - (98.32%)(a)................     48,596,350
                 OTHER ASSETS LESS LIABILITIES - (1.68%).......................................        832,537
                                                                                                 -------------
                 NET ASSETS - (100%)............................................................ $  49,428,887
                                                                                                 =============


+  These securities are in default but have made partial payments.

++ These securities are in default and are not currently paying interest or dividends. These securities amounted to $430,485 or 0.87% of the Fund's net assets as of March 31, 1999.

*Non-income producing security.

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At March 31, 1999
================================================================================

(a) Aggregate cost for Federal income tax purposes is $53,412,953.

(b) These securities are subject to Rule 144A. The Board of Directors of the Fund has determined that there is sufficient liquidity in these securities to realize current valuations. These securities amounted to $2,344,971 or 4.74% of the Fund's net assets as of March 31, 1999.(c)Restricted or illiquid securities. See Note 6 of the Notes to Financial Statements. (d) Represents a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

(c) Restricted or illiquid securities. See Note 6 of the Notes to Financial Statements.

(d) Represents a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

(e) As of March 31, 1999, zero coupon bonds represented $2,660,518 or 5.38% of the Fund's net assets. Because zero coupon bonds pay no interest and compound semi-annually at the fixed rate at the time of reissuance, their value is generally more volatile than the value of other debt securities.

At March 31, 1999, unrealized appreciation (depreciation) of securities for Federal income tax purposes was as follows:

Unrealized appreciation.........................................  $     915,610
Unrealized depreciation.........................................     (5,732,213)
                                                                  --------------
Net unrealized depreciation.....................................  $  (4,816,603)
                                                                  ==============















 SEE NOTES TO FINANCIAL STATEMENTS

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
At March 31, 1999
================================================================================


ASSETS:
     Investments in securities, at value (including repurchase agreements of $2,060,000)
         (identified cost $53,412,953) (See accompanying Schedule of Investments)............  $    48,596,350
     Cash ...................................................................................           39,905
     Interest receivable.....................................................................          860,986
     Prepaid expenses........................................................................           31,740
                                                                                               ---------------
              Total assets...................................................................       49,528,981
                                                                                               ---------------

LIABILITIES:
     Payable for capital stock reacquired....................................................            7,572
     Accrued expenses........................................................................           92,522
                                                                                               ---------------
              Total liabilities..............................................................          100,094
                                                                                               ---------------
NET ASSETS (NOTE 7)..........................................................................  $    49,428,887
                                                                                               ===============

CLASS A SHARES
     Net assets..............................................................................  $    20,028,904
     Shares outstanding......................................................................        5,068,240
     Net asset value and redemption price per share..........................................        $    3.95
                                                                                                     =========
     Maximum offering price per share (100/95.25 of $3.95)*..................................        $    4.15
                                                                                                     =========

CLASS B SHARES
     Net assets..............................................................................  $    21,522,145
     Shares outstanding......................................................................        5,491,330
     Net asset value, offering and redemption price per share................................        $    3.92
                                                                                                     =========

CLASS C SHARES
     Net assets..............................................................................  $     4,055,058
     Shares outstanding......................................................................        1,027,900
     Net asset value, offering and redemption price per share................................        $    3.94
                                                                                                     =========

CLASS Y SHARES
     Net assets..............................................................................  $     3,822,780
     Shares outstanding......................................................................          962,492
     Net asset value, offering and redemption price per share................................        $    3.97
                                                                                                     =========

NET ASSETS CONSIST OF:

     Par value of shares of capital stock....................................................  $       627,498
     Additional paid-in capital..............................................................       71,993,155
     Net unrealized depreciation of investments..............................................       (4,816,603)
     Accumulated net realized loss on investments............................................      (18,375,163)
                                                                                               ---------------
         Net assets..........................................................................  $    49,428,887
                                                                                               ===============
* On purchases of $100,000 or more, the offering price is reduced.


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
STATEMENT OF OPERATIONS
For the year ended March 31, 1999
================================================================================



INVESTMENT  INCOME:
     Income:

         Interest............................................................   $ 5,370,356
                                                                                -----------

     Expenses:

         Management fees (Note 3)............................       416,822
         Custodian fees......................................        30,012
         Transfer agent fees
              Class A........................................        69,270
              Class B........................................        56,089
              Class C........................................         8,894
              Class Y........................................         1,525
         Audit fees..........................................        17,850
         Legal fees..........................................        15,601
         Accounting fees (Note 3)............................         6,000
         Reports to shareholders.............................        57,320
         Directors' fees and expenses........................        21,124
         Registration and filing fees (Note 3)...............        62,788
         Miscellaneous.......................................         1,056
         Payments under distribution plan (Note 4):
              Class A........................................        59,974
              Class B........................................       242,223
              Class C........................................        40,965
                                                              -------------

                  Total expenses.............................................     1,107,513
                  Expenses paid indirectly  (Note 5) ........................        (1,175)
                                                                                -----------
                  Net expenses...............................................     1,106,338
                                                                                -----------

                      Net investment income..................................     4,264,018
                                                                                -----------

REALIZED AND UNREALIZED LOSS ON I NVESTMENTS:

     Net realized loss from investment transactions..........................    (8,546,263)
     Net increase in unrealized depreciation of investments..................    (3,486,498)
                                                                                -----------
              Net realized and unrealized loss on investments................   (12,032,761)
                                                                                -----------

              Net decrease in net assets resulting from operations...........    (7,768,743)
                                                                                ===========

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
================================================================================



                                                                                       FOR THE YEARS
                                                                                      ENDED MARCH 31,
OPERATIONS:                                                                ------------------------------------
                                                                                   1999               1998
                                                                                   ----               ----
   Net investment income................................................   $     4,264,018     $     4,442,825
   Net realized gain (loss) from investment transactions................        (8,546,263)          1,600,540
   Net change in unrealized  appreciation (depreciation) of investment..        (3,486,498)             66,318
                                                                           ---------------     ---------------
              Net increase (decrease) in net assets resulting from
                  operations............................................        (7,768,743)          6,109,683

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:

   Net investment income
         Class A........................................................        (2,252,956)         (3,217,912)
         Class B........................................................        (1,473,461)           (913,850)
         Class C........................................................          (249,000)            (60,594)
         Class Y........................................................          (288,601)           (250,469)

   Return of capital
         Class A........................................................          (412,926)           (760,545)
         Class B........................................................          (206,334)           (214,746)
         Class C........................................................           (19,154)            (19,800)
         Class Y........................................................           (34,481)            (60,064)

CAPITAL SHARE TRANSACTIONS:

   Net increase (decrease) in net assets resulting from capital share transactions (Note 7)

         Class A........................................................       (17,677,428)         (4,269,303)
         Class B........................................................         4,670,052          11,270,788
         Class C........................................................         2,959,671           1,948,959
         Class Y........................................................           385,554           4,120,479
                                                                           ----------------    ---------------

   Total increase (decrease) in net assets..............................       (22,367,807)         13,682,626

NET ASSETS:

   Beginning of year....................................................        71,796,694          58,114,068
                                                                           ---------------     ---------------
   End of year..........................................................   $    49,428,887     $    71,796,694
                                                                           ===============     ===============

SEE NOTES TO FINANCIAL STATEMENTS


DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS
For the year ended March 31, 1999
================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

       Davis Intermediate Investment Grade Bond Fund, Inc. (formerly Davis High Income Fund, Inc.) (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Its primary objective is to achieve a high level of current income. The Fund also seeks capital growth so long as such objective is consistent with its primary objective. Until October 6, 1998, the Fund invested primarily in high yield, high risk, low rated and unrated bonds commonly referred to as "junk bonds." Such securities are speculative and subject to greater market fluctuations and risk of loss of income and principal than higher rated bonds. Effective October 6, 1998, the Fund invests primarily in high-quality, investment-grade bonds. The Fund offers shares in four classes, Class A, Class B, Class C and Class Y. The Class A shares are sold with a front-end sales charge and the Class B and Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each Class' distribution arrangement), liquidation and distributions. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION.

       Portfolio securities may be valued on the basis of prices provided by an independent pricing service or broker when such prices are believed to reflect the fair market value of such securities. (Pricing agents generally take into account institutional size trading in similar groups of securities). Securities not priced in this manner will be priced at the last published sales price if traded on that day and, if not traded, at the mean between the most recent quoted bid and asked prices provided by investment dealers. The pricing service and valuation procedures are reviewed and subject to approval by the Board of Directors. If no quotations are available, securities will be valued at fair value as determined in good faith by the Board of Directors. Short-term obligations are valued at amortized cost, which approximates value.

FEDERAL INCOME TAXES.

       It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for federal income or excise tax is required. At March 31, 1999, the Fund had approximately $18,375,000 of capital loss carryovers available to offset future capital gains, if any, which expire between 2000 and 2008.

SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME.

       Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized over the lives of the respective securities in accordance with the requirements of the Internal Revenue Code.

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS - CONTINUED
For the year ended March 31, 1999
================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS.

       Dividends and distributions to shareholders are recorded on the ex-dividend date. The character of the distributions made during the year from net investment income may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or gain was recorded by the Fund. The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended March 31, 1999, amounts have been reclassified to reflect a decrease in accumulated net realized loss on securities sold of $7,606,269 and a decrease in additional paid-in capital of $7,606,269.

USE OF ESTIMATES IN FINANCIAL STATEMENTS.

       In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

NOTE 2 - PURCHASES AND SALES OF SECURITIES.

       Purchases and sales of investment securities (excluding short term securities) during the year ended March 31, 1999, were $50,335,286 and $54,451,145, respectively.

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

       The Fund pays advisory fees for investment management and advisory services under a management agreement with Davis Selected Advisers, L.P. (the "Adviser"). Until October 6, 1998, the management agreement provided for a fee at the annual rate of 0.70% of the first $250 million of average net assets of the Fund, 0.60% of the next $250 million of average net assets and 0.55% of average net assets over $500 million. Effective October 6, 1998, the management fee was reduced to 0.55% of all average net assets.

       The Adviser is paid for registering Fund shares for sale in various states. The fee for the year ended March 31, 1999, amounted to $12,996. Boston Financial Data Services is the Fund's primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee for these services for the year ended March 31, 1999, amounted to $10,947. State Street Bank & Trust Co. is the Fund's primary accounting provider. Fees for such services are included in the custodian fee. The Adviser is also paid for certain accounting services; the fee for the year ended March 31, 1999, amounted to $6,000. Certain directors and officers of the Fund are also directors and officers of the general partner of Davis Selected Advisers, L.P.

       Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. The Fund pays no fees directly to DSA-NY.

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS - CONTINUED
For the year ended March  31, 1999
================================================================================

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES

CLASS A SHARES

       Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value (without a contingent deferred sales charge).

       During the year ended March 31, 1999, Davis Distributors, LLC, the Fund's Underwriter (the "Underwriter" or "Distributor") received $145,966 from commissions earned on sales of Class A shares of the Fund of which $24,468 was retained by the Underwriter and the remaining $121,498 was re-allowed to investment dealers. The Underwriter paid the costs of prospectuses in excess of those required to be filed as part of the Fund's registration statement, sales literature and other expenses assumed or incurred by it in connection with such sales.

       The Underwriter is reimbursed for amounts paid to dealers as a service fee with respect to Class A shares sold by dealers which remain outstanding during the period. The service fee is paid at the annual rate of 1/4 of 1% of the average net assets maintained by the responsible dealers. The Underwriter is not reimbursed for accounts for which the Underwriter pays no service fees to other firms. The service fee for Class A shares of the Fund for the year end March 31, 1999, was $59,974.

CLASS B SHARES

       Class B shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge if redeemed within six years of purchase.

       The Fund pays a distribution fee to reimburse the Distributor for commission advances on the sale of the Fund's Class B shares. The National Association of Securities Dealers, Inc., ("NASD") limits the percentage of the Fund's average annual net assets attributable to Class B shares which may be used to reimburse the Distributor. The limit is 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount the Fund may pay for distribution-related services to 6.25% of gross sales since inception of the Rule 12b-1 plan plus interest at 1% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime plus 1%) of distribution charges that exceed the 1% annual limit in some future period or periods when the plan limits have not been reached.

       For the year ended March 31, 1999, Class B shares of the Fund made distribution plan payments which included distribution fees of $181,666 and service fees of $60,557.

       Commission advances by the Distributor for the year ended March 31, 1999, on the sale of Class B shares of the Fund amounted to $410,838, of which $406,042 was reallowed to qualified selling dealers.

       The Distributor intends to seek payment from Class B shares of the Fund in the amount of $769,713, representing the cumulative commission advances by the Distributor on the sale of the Fund's Class B shares, plus interest, reduced by cumulative distribution fees paid by the Fund and cumulative contingent deferred sales charges paid by redeeming shareholders. The Fund has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payment are solely within the discretion of the Directors who are not interested persons of the Fund or the Distributor.

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS - CONTINUED
For the year ended March 31, 1999
--------------------------------------------------------------------------------

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES - (CONTINUED)

CLASS B SHARES - CONTINUED

     A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Fund within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. For the year ended March 31, 1999 the Distributor received contingent deferred sales charges of $112,821 from redemptions of Class B shares of the Fund.

CLASS C SHARES

     Class C shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge of 1% if redeemed within one year of purchase. The Fund pays the Distributor 1% of the Fund's average annual net assets attributable to Class C shares, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees.

     During the year ended March 31, 1999, Class C shares of the Fund made distribution payments of $40,965. During the year ended March 31, 1999, the Distributor received $4,897 in contingent deferred sales charges from redemptions of Class C shares of the Fund.

NOTE 5 - CUSTODIAN FEES

     Under an agreement with the custodian bank, custodian fees are reduced for earnings on cash balances maintained at the custodian by the Fund. Such reductions amounted to $1,175 during the year ended March 31, 1999.

NOTE 6 - RESTRICTED AND ILLIQUID SECURITIES

     Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are valued under methods approved by the Board of Directors as reflecting fair value. Securities may be considered illiquid if they lack a readily available market or if valuation has not changed for a certain period of time. The aggregate value of restricted or illiquid securities is $1,161,314, or 2.35% of the Fund's net assets as of March 31, 1999. Information concerning restricted securities is as follows:


                                         ACQUISITION           COST           VALUATION PER UNIT
SECURITY                                    DATE              PER UNIT       AS OF MARCH 31, 1999
- --------                                 -----------          --------       --------------------
Simula Inc., Sr. Conv. Sub. Notes,
     Series C, 10.00%, 09/15/99            09/17/96           $  100.00                  $  80.00
Technical Equipment Leasing Corp.,
     Jr. Sub. Deb., Series A,
     18.375%, 04/01/96                     06/15/84              100.00                      3.00


DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS - CONTINUED
For the year ended March 31, 1999
================================================================================

NOTE 7 - CAPITAL STOCK

At March 31, 1999, there were 1,000,000,000 shares of capital stock ($0.05 par value per share) authorized. Transactions in capital stock were as follows:



CLASS A
                                                                                           YEAR ENDED
                                                                                         MARCH 31, 1999
                                                                                  ----------------------------
                                                                                     SHARES          AMOUNT
                                                                                     ------          ------
Shares subscribed.............................................................        2,005,727  $   8,951,909
Shares issued in reinvestment of distributions................................          323,428      1,432,650
                                                                                  -------------  -------------
                                                                                      2,329,155     10,384,559
Shares redeemed...............................................................       (6,508,378)   (28,061,987)
                                                                                  -------------  -------------
        Net decrease..........................................................       (4,179,223) $ (17,677,428)
                                                                                  =============  =============

                                                                                           YEAR ENDED
                                                                                         MARCH 31, 1998
                                                                                  ----------------------------
                                                                                     SHARES          AMOUNT
                                                                                     ------          ------

Shares subscribed.............................................................        2,266,192  $  10,770,163
Shares issued in reinvestment of distributions................................          509,944      2,413,253
                                                                                  -------------  --------------
                                                                                      2,776,136     13,183,416
Shares redeemed...............................................................       (3,686,564)   (17,452,719)
                                                                                  -------------  -------------
        Net decrease..........................................................         (910,428) $ (4,269,303)
                                                                                  =============  =============

CLASS B
                                                                                           YEAR ENDED
                                                                                         MARCH 31, 1999
                                                                                  ----------------------------
                                                                                     SHARES          AMOUNT
                                                                                     ------          ------
Shares subscribed.............................................................        4,921,797  $  21,526,190
Shares issued in reinvestment of distributions................................          169,369        735,895
                                                                                  -------------  -------------
                                                                                      5,091,166     22,262,085
Shares redeemed...............................................................       (4,172,871)   (17,592,033)
                                                                                  -------------  -------------
        Net increase..........................................................          918,295  $   4,670,052
                                                                                  =============  =============

                                                                                           YEAR ENDED
                                                                                         MARCH 31, 1998
                                                                                  ----------------------------
                                                                                     SHARES          AMOUNT
                                                                                     ------          ------
Shares subscribed.............................................................        3,357,235  $  15,840,614
Shares issued in reinvestment of distributions................................          114,872        540,264
                                                                                  -------------  -------------
                                                                                      3,472,107     16,380,878
Shares redeemed...............................................................       (1,082,952)    (5,110,090)
                                                                                  -------------  -------------
        Net increase..........................................................        2,389,155  $  11,270,788
                                                                                  =============  =============


DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS - CONTINUED
For the year ended March 31, 1999
================================================================================

NOTE 7 - CAPITAL STOCK - (CONTINUED)

CLASS C

                                                                                          YEAR ENDED
                                                                                        MARCH 31, 1999
                                                                                  ----------------------------
                                                                                     SHARES          AMOUNT
                                                                                     ------          ------
Shares subscribed.............................................................        1,508,715  $   6,727,226
Shares issued in reinvestment of distributions................................           29,525        126,622
                                                                                  -------------  -------------
                                                                                      1,538,240      6,853,848
Shares redeemed...............................................................         (915,471)    (3,894,177)
                                                                                  -------------  -------------
        Net increase..........................................................          622,769  $   2,959,671
                                                                                  =============  =============

                                                                                           YEAR ENDED
                                                                                        MARCH 31, 1998
                                                                                  ----------------------------
                                                                                     SHARES          AMOUNT
                                                                                     ------          ------
Shares subscribed.............................................................          823,575      3,941,412
Shares issued in reinvestment of distributions................................            6,474         30,758
                                                                                  -------------  -------------
                                                                                        830,049      3,972,170
Shares redeemed...............................................................         (424,918)    (2,023,211)
                                                                                  -------------- -------------
        Net increase..........................................................          405,131  $   1,948,959
                                                                                  =============  =============


CLASS Y
                                                                                          YEAR ENDED
                                                                                         MARCH 31, 1999
                                                                                  ----------------------------
                                                                                     SHARES          AMOUNT
                                                                                     ------          ------
Shares subscribed.............................................................           21,392  $      92,938
Shares issued in reinvestment of distributions................................           72,773        318,206
                                                                                  -------------  -------------
                                                                                         94,165        411,144
Shares redeemed...............................................................           (5,628)       (25,590)
                                                                                  -------------  -------------
        Net increase..........................................................           88,537  $     385,554
                                                                                  =============  =============

                                                                                           YEAR ENDED
                                                                                        MARCH 31, 1998
                                                                                  ----------------------------
                                                                                     SHARES          AMOUNT
                                                                                     ------          ------
Shares subscribed.............................................................          809,065  $  3,818,471
Shares issued in reinvestment of distributions................................           64,889       309,128
                                                                                  -------------  -------------
                                                                                        873,954     4,127,599
Shares redeemed...............................................................           (1,476)        (7,120)
                                                                                  -------------  -------------
        Net increase..........................................................          872,478  $   4,120,479
                                                                                  =============  =============


DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
FINANCIAL HIGHLIGHTS
================================================================================

The following represents selected data for a share of capital stock outstanding throughout each period.


CLASS A

                                                                           YEAR ENDED MARCH 31,
                                                     ---------------------------------------------------------
                                                         1999        1998        1997        1996       1995
                                                         ----        ----        ----        ----       ----
Net Asset Value,
   Beginning of Period...........................      $  4.76        $ 4.71     $ 4.84      $ 4.86      $ 5.14
                                                       -------       --------   -------     -------     ------

Income (Loss) From Investment Operations
   Net Investment  Income........................         0.28          0.34       0.39        0.43        0.46
   Net Realized and Unrealized Gains or
     Losses......................................        (0.75)         0.13      (0.06)       0.03       (0.24)
                                                       -------       -------    -------     -------     -------
       Total From Investment Operations..........        (0.47)         0.47       0.33        0.46        0.22
                                                       -------       -------    -------     -------     -------

Dividends and Distributions
   Dividends from Net Investment Income..........        (0.28)        (0.34)     (0.39)      (0.43)      (0.46)
   Returns of Capital............................        (0.06)        (0.08)     (0.07)      (0.05)      (0.04)
                                                       -------       -------    -------     -------     -------
       Total Dividends and Distributions.........        (0.34)        (0.42)     (0.46)      (0.48)      (0.50)

                                                       -------       -------    -------     -------     -------
Net Asset Value, End of Period...................      $  3.95       $  4.76    $  4.71     $  4.84     $  4.86
                                                       =======       =======    =======     =======     =======

Total Return (1).................................       (10.41)%       10.40%      7.08%       9.93%       4.69%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted)......      $20,029       $44,058    $47,890     $53,816     $56,405

   Ratio of Expenses to Average Net Assets.......         1.36%         1.40%(2)   1.48%(2)    1.51%       1.53%
   Ratio of Net Investment Income to
     Average Net Assets..........................         6.88%         7.11%      8.13%       8.92%       9.49%

   Portfolio Turnover Rate (3)...................        87.21%        71.54%     66.10%     118.34%      98.94%




(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.39% and 1.47% for the years ended March 31, 1998 and March 31, 1997, respectively. Prior to 1997, such reductions were reflected in the expense ratios.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
FINANCIAL HIGHLIGHTS
================================================================================

The following represents selected data for a share of capital stock outstanding throughout each period.


CLASS B

                                                                                                DECEMBER 5, 1994
                                                                                                   (INCEPTION
                                                                      YEAR ENDED                    OF CLASS)
                                                                       MARCH 31,                     THROUGH
                                                         -------------------------------------       MARCH 31,
                                                         1999        1998      1997       1996        1995
                                                         ----        ----      ----       ----        ----

Net Asset Value, Beginning of Period...............    $   4.73    $    4.68  $   4.81   $   4.85   $   4.80
                                                       --------    ---------  --------   --------   --------

Income (Loss) From Investment  Operations
   Net Investment Income...........................        0.24         0.33      0.36       0.40       0.11
   Net Realized and Unrealized Gains or Losses.....       (0.75)        0.10     (0.07)        --       0.05
                                                       --------    ---------  --------   --------   --------
       Total From Investment Operations............       (0.51)        0.43      0.29       0.40       0.16
                                                       --------    ---------  --------   --------   --------

Dividends and Distributions
   Dividends from Net Investment Income............       (0.24)       (0.33)    (0.36)     (0.40)     (0.11)
   Returns of Capital..............................       (0.06)       (0.05)    (0.06)     (0.04)        --
                                                       --------    ---------  --------    --------   --------
       Total Dividends and Distributions...........       (0.30)       (0.38)    (0.42)     (0.44)     (0.11)

                                                       --------    ---------  --------    --------   --------
Net Asset Value, End of Period.....................    $   3.92    $    4.73  $   4.68   $   4.81   $   4.85
                                                       ========    =========  ========   ========   ========

Total Return (1)..................................  .    (11.20)%       9.53%     6.26%      8.68%      3.39%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted)........     $21,522      $21,624   $10,217     $6,599     $1,900
   Ratio of Expenses to Average Net Assets.........        2.20%(2)     2.16%(2)  2.30%(2)   2.32%      2.36%*

   Ratio of Net Investment Income to
      Average Net Assets...........................        6.05%        6.35%     7.28%      8.11%      8.66%*
   Portfolio Turnover Rate (3).....................       87.21%       71.54%    66.10%    118.34%     98.94%


1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2 Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 2.19%, 2.15%, and 2.29% for the years ended March 31, 1999, March 31, 1998 and March 31, 1997, respectively. Prior to 1997, such reductions were reflected in the expense ratios.

3 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
FINANCIAL HIGHLIGHTS
================================================================================

The following represents selected data for a share of capital stock outstanding throughout each period.

CLASS C

                                                                             AUGUST 12, 1997
                                                                                (INCEPTION
                                                                                OF CLASS)
                                                        YEAR ENDED               THROUGH
                                                         MARCH 31,              MARCH 31,
                                                           1999                  1998
                                                           ----                  ----
Net Asset Value,
   Beginning of Period.............................        $ 4.76                $  4.71
                                                           ------                -------

Income (Loss) From Investment Operations
   Net Investment  Income..........................          0.24                   0.16
   Net Realized and Unrealized Gains or Losses.....         (0.76)                  0.10
                                                          -------                -------
       Total From Investment Operations............         (0.52)                  0.26
                                                          -------                -------

Dividends and Distributions
   Dividends from Net Investment Income............         (0.24)                 (0.16)
   Returns of Capital..............................         (0.06)                 (0.05)
                                                          -------                -------
       Total Dividends and Distributions...........         (0.30)                 (0.21)
                                                          -------                -------
Net Asset Value, End of Period.....................       $  3.94                $  4.76
                                                          =======                =======

Total Return (1)...................................        (11.34)%                 5.61%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted)........        $4,055                 $1,928
   Ratio of Expenses to Average Net Assets.........          2.18%                  2.09%(2)*
   Ratio of Net Investment Income to
     Average Net Assets............................          6.06%                  6.42%*
   Portfolio Turnover Rate (3).....................         87.21%                  71.54%


1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2 Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 2.08% for the period ended March 31, 1998.

3 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
FINANCIAL HIGHLIGHTS
================================================================================

The following represents selected data for a share of capital stock outstanding throughout each period.

CLASS Y

                                                                                    MARCH 20, 1997
                                                                                      (INCEPTION
                                                                YEAR ENDED             OF CLASS)
                                                                 MARCH 31,              THROUGH
                                                          ------------------------      MARCH 31,
                                                            1999          1998           1997
                                                            ----          ----           ----
Net Asset Value,
   Beginning of Period.............................        $ 4.79         $ 4.72       $  4.74
                                                           ------         ------       -------

Income (Loss) From Investment Operations
   Net Investment  Income..........................          0.29           0.34            --
   Net Realized and Unrealized Gains or Losses.....         (0.76)          0.14         (0.02)
                                                          -------        -------       -------
       Total From Investment Operations............         (0.47)          0.48         (0.02)
                                                          -------        -------       -------

Dividends and Distributions
   Dividends from Net Investment Income............         (0.29)         (0.34)           --
   Returns of Capital..............................         (0.06)         (0.07)           --
                                                          -------        -------       -------
       Total Dividends and Distributions...........         (0.35)         (0.41)           --
                                                          -------        -------       -------
Net Asset Value, End of Period.....................       $  3.97        $  4.79       $  4.72
                                                          =======        =======       =======

Total Return (1)...................................        (10.16)%        10.64%        (0.42)%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted)........        $3,823         $4,187            $7
   Ratio of Expenses to Average Net Assets.........          1.00%          1.05%(2)      1.21%(2)*
   Ratio of Net Investment Income to
     Average Net Assets............................          7.24%          7.46%         8.89%*
   Portfolio Turnover Rate (3).....................         87.21%         71.54%        66.10%


1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.

2 Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.04% and 1.20% for the year ended March 31, 1998 and for the period ended March 31, 1997, respectively.

3 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.


*    Annualized

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
FEDERAL INCOME TAX INFORMATION (UNAUDITED)
FOR THE YEAR ENDED MARCH 31, 1999
================================================================================

       In early 2000, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1999. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

       None of the dividends paid by the Fund during the year ended March 31, 1999 are eligible for the corporate dividend-received deduction.

       The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
INDEPENDENT AUDITORS' REPORT
================================================================================

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.

       We have audited the accompanying statement of assets and liabilities of Davis Intermediate Investment Grade Bond Fund, Inc. (formerly named the Davis High Income Fund, Inc.), including the schedule of investments, as of March 31, 1999, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the three years ended March 31, 1997 were audited by other auditors whose report, dated May 2, 1997, expressed an unqualified opinion on this information.

       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis Intermediate Investment Grade Bond Fund, Inc. as of March 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.




                                                        KPMG LLP

Denver, Colorado
May 7, 1999

                          DAVIS INTERMEDIATE INVESTMENT
                              GRADE BOND FUND, INC.
                124 East Marcy Street, Santa Fe, New Mexico 87501
================================================================================

                      DIRECTORS                    OFFICERS
                      Wesley E. Bass, Jr.          Jeremy H. Biggs
                      Jeremy H. Biggs                Chairman
                      Marc P. Blum                 Shelby M.C. Davis
                      Andrew A. Davis                President
                      Christopher C. Davis         Kenneth C. Eich
                      Jerry D. Geist                 Vice President
                      D. James Guzy                Sharra L. Reed
                      G. Bernard Hamilton            Vice President, Treasurer
                      LeRoy E. Hoffberger            & Assistant Secretary
                      Laurence W. Levine           Thomas D. Tays
                      Christian R. Sonne             Vice President & Secretary
                      Marsha Williams              Andrew A. Davis
                                                     Vice President
                                                   Christopher C. Davis
                                                     Vice President
                                                   Carolyn H. Spolidoro
                                                     Vice President

INVESTMENT ADVISER
Davis Selected Advisers, L.P.
124 East Marcy Street
Santa Fe, New Mexico  87501
1-800-279-0279

DISTRIBUTOR
Davis Distributors, LLC
124 East Marcy Street
Santa Fe, New Mexico  87501

TRANSFER AGENT & CUSTODIAN
State Street Bank & Trust Company
c/o The Davis Funds
P. O. Box 8406
Boston, MA  02266-8406

AUDITORS
KPMG LLP
707 Seventeenth Street, Suite 2300
Denver, CO 80202

COUNSEL
D'Ancona & Pflaum
111 E. Wacker Drive, Suite 2800
Chicago, Illinois  60601-4205

================================================================================
FOR MORE INFORMATION ABOUT DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC., INCLUDING MANAGEMENT FEE, CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT.

                                             DAVIS SELECTED ADVISERS, L.P.
                                             124 EAST MARCY STREET
                                             SANTA FE, NEW MEXICO 87501
                                             1-800-279-0279


























[DAVIS FUNDS LOGO]

SEMI-ANNUAL REPORT


SEPTEMBER 30, 1999


DAVIS INTERMEDIATE
INVESTMENT GRADE
BOND FUND














[DAVIS FUNDS LOGO]

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
================================================================================

Dear Shareholder,

A NEW PORTFOLIO MANAGER FOR THE FUND
Effective August 1, 1999, Creston A. King, Chartered Financial Analyst, has been named the portfolio manager of the Davis Intermediate Investment Grade Bond Fund. Prior to joining Davis Selected Advisers on June 30, 1999, he was a portfolio manager for another mutual fund company where he received high marks for managing their bond and money market funds.(1)

Carolyn Spolidoro, the previous portfolio manager, has retired. We would like to express our appreciation to her for effectively serving our shareholders since she joined Davis Selected Advisers in 1985.

PERFORMANCE REVIEW
The Davis Intermediate Investment Grade Bond Fund performed in line with its benchmark for the six months ended September 30, 1999. The Fund's Class A shares declined .70% (based on net asset value) versus an average decline of .61% for the 284 funds included in Lipper Analytical Services' intermediate investment-grade debt category.(2) For the latest one-year period, the Fund declined 5.59% (based on net asset value) compared to a decline of 1.02% for the 267 intermediate, investment-grade bond funds tracked by Lipper.(3)

The Fund's improved six-month results reflect the ongoing repositioning that began in October 1998 when the Fund's focus was shifted from investing primarily in high-yield, lower quality securities to intermediate-term, investment-grade issues. Investment-grade bonds are those rated in one of the four highest credit-quality categories by nationally recognized rating organizations or which we believe to be of comparable credit quality.

The Davis Intermediate Investment Grade Bond Fund purchased A-rated bonds issued by Household Finance (a subsidiary of Household International) with a 6% interest rate coupon and a 2004 maturity date and A-rated bonds issued by Philip Morris with a 6 3/8% coupon and a 2006 maturity. Both issues are noncallable, meaning they cannot be redeemed by the issuer before maturity.(4)

In addition to the bonds of Household Finance, the Fund holds large positions in bonds issued by securities firms, banks and insurance carriers, such as PaineWebber, Lehman Brothers, BankBoston and Liberty Financial.

BENEFITING FROM THE FLIGHT TO QUALITY
This year could turn out to be one of the worst years ever for the bond market mainly due to rising interest rates, and most types of bonds and bond funds have generated negative returns. In this environment, fixed-income investors have generally looked for safety first and yield second. As a result, securities with higher credit ratings have outperformed securities with lower credit ratings.

The Fund benefited from this flight to quality because we were raising the portfolio's overall credit quality during this period in line with the Fund's new focus on investment-grade securities. Currently, the portfolio's average credit quality is A compared with an average credit quality of BBB a year ago.

Given the uncertain market climate, we have also decreased the overall maturity of the portfolio. Bonds with shorter maturities tend to move less in price than longer term bonds when interest rates change. Currently, the portfolio's average weighted length, taking into account call features and sinking fund provisions that could shorten the life of bonds we hold, is 6.44 years.

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

================================================================================

By concentrating on higher quality names and shorter maturities, our objective is to limit risk in the event of further interest rate increases this year or global financial market difficulties associated with year 2000 (Y2K) computer disruptions.

FOCUSED ON RISK-ADJUSTED RETURNS
At the heart of our approach is the recognition that managing risk is the key to delivering superior long-term results. Rather than simply buying the highest yielding securities that are still investment grade, we search for bonds that offer the potential for credit quality improvement and thus provide greater value--that is, higher yields relative to credit quality. We also look for issues in which we can purchase larger positions in order to improve liquidity even under adverse market conditions. Our objective always is to help our shareholders build and preserve wealth through strategies designed to minimize volatility and optimize long-term, risk-adjusted returns.(5)




Sincerely,

/s/ Shelby M.C. Davis                       /s/ Creston A. King
- ------------------------                    ---------------------
Shelby M.C. Davis                           Creston A. King
Chief Investment Officer                    Portfolio Manager


November 12, 1999


- ----------
This Semi-Annual Report is authorized for distribution only when accompanied or preceded by a current prospectus of Davis Intermediate Investment Grade Bond Fund which contains more information about risks, fees and expenses. Please read the prospectus carefully before investing or sending money.

1 The fact that the portfolio manager was successful managing other mutual funds is not a guarantee that he can achieve similar results with the Davis Funds. Past performance is not a guarantee of future results.

2 Lipper Analytical Services rankings are based on total returns but do not consider sales charges.

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

================================================================================

3 Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. Below are the average annual total returns for Davis Intermediate Investment Grade Bond Fund's Class A shares for periods ending September 30, 1999. Returns for other classes of shares will vary from the following returns:

*   (Without a 4.75% sales charge taken into consideration)
- --------------------------------------------------------------------------------------------
FUND NAME                            1 YEAR      5 YEAR       10 YEAR      INCEPTION
- ---------                            ------      ------       -------      ---------
- --------------------------------------------------------------------------------------------
Davis Intermediate Investment        (5.59)%     3.71%        5.17%        7.64% - 05/29/80
Grade Bond Fund A
- --------------------------------------------------------------------------------------------


*  (With a 4.75% sales charge taken into consideration)
- --------------------------------------------------------------------------------------------
FUND NAME                            1 YEAR      5 YEAR       10 YEAR      INCEPTION
- ---------                            ------      ------       -------      ---------
- --------------------------------------------------------------------------------------------
Davis Intermediate Investment        (9.98)%     2.69%        4.67%        7.37% - 05/29/80
Grade Bond Fund A
- --------------------------------------------------------------------------------------------


4 The Fund's portfolio securities as of September 30, 1999, including the securities discussed in this letter, are listed in the Schedule of Investments. Portfolio holdings are subject to change.

5  There can be not guarantee that the Fund will achieve its goals.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
SCHEDULE OF INVESTMENTS
At September 30, 1999 (Unaudited)

================================================================================

                                                                                   VALUE
 PRINCIPAL                                                                        (NOTE 1)
 ---------                                                                        --------
CORPORATE AND TAXABLE MUNICIPAL BONDS AND NOTES - (79.25%)

               AGRICULTURAL PRODUCTION LIVESTOCK - (0.96%)
$   500,000    Iowa Select Farms, L.P., Sr. Sub. Notes, 10.75%, 12/01/05 (b)..  $  392,500
                                                                                ----------
               AMUSEMENT AND RECREATION SERVICES - (0.55%)
     58,000    Discovery Zone Inc., Units, 13.50%, 05/01/02 ++ (c)............       6,090
    150,000    Mayor and City Council of Baltimore, Econ. Dev. Taxable Lease
                 Rev. Bds. (Arcade Ltd. Partnership Prj.) Series '92, 8.50%,
                 08/01/02.....................................................     153,849
     50,000    Mayor and City Council of Baltimore, Econ. Dev. Taxable Lease
                 Rev. Bds. (Arcade Ltd. Partnership Prj.) Series '92, 9.50%,
                 08/01/14 ....................................................      52,946
    984,599    Underwater World Mall of America, Sr. Rev. Bds., 13.75%,
                 03/01/02++ (c) ..............................................      14,769
                                                                                ----------
                                                                                   227,654
                                                                                ----------
               AUTO REPAIR, SERVICES AND PARKING - (4.64%)
  2,000,000    Ryder System Inc., Notes, Series P, 6.60%, 11/15/05............   1,901,078
                                                                                ----------
               BUSINESS SERVICES - (1.16%)
    750,000    Nationwide Credit, Inc., Sr. Notes, 10.25%, 01/15/08...........     453,750
    670,700    Technical Equipment Leasing Corp., Jr. Sub. Deb., Series A,
                 18.375%, 04/01/96++ (c)......................................      20,121
                                                                                ----------
                                                                                   473,871
                                                                                ----------
               COMMUNICATION - (3.14%)
    250,000    Nextlink Communications LLC, Sr. Notes, 12.50%, 04/15/06.......     263,750
    500,000    Pegasus Media & Communications, Sr. Sub. Notes, Series B,
                 12.50%, 07/01/05.............................................     542,500
    500,000    Sinclair Broadcast Group, Sr. Sub. Notes, 9.00%, 07/15/07......     478,750
                                                                                ----------
                                                                                 1,285,000
                                                                                ----------
               CONSUMER LOANS - (2.35%)
  1,000,000    Household Finance Corp., Notes, 6.00%, 05/01/04................     961,996
                                                                                ----------
               DEPOSITORY INSTITUTIONS - (4.79%)
  2,000,000    BankBoston, N.A., Sub. Notes, 7.00%, 09/15/07..................   1,963,390
                                                                                ----------
               ELECTRIC, GAS, AND SANITARY SERVICES - (7.45%)
     35,000    Commerce Refuse to Energy Auth., Taxable Ref. Rev. Bds.,
                 '90 Series, 10.50%, 07/01/00.................................      35,351
    500,000    Midland Funding Corporation II, Sub. Secured Lease, 13.25%,
                 07/23/06 ....................................................     597,811
    496,011    Panda Funding, Series A-1, 11.625%, 08/20/12...................     498,491
  2,000,000    Potomac Capital Invest., Notes, Series D, 6.62%, 12/05/05 (b)..   1,919,340
                                                                                ----------
                                                                                 3,050,993
                                                                                ----------
               ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - (0.06%)
    558,273    Comptronix Corp., Conv. Sub. Deb., 6.75%, 03/01/02++ (c).......      23,447
                                                                                ----------
               EXECUTIVE, LEGISLATIVE AND GENERAL - (6.66%) 670,000 Adams
                 Cnty., CO, IDR Series A Pool Gtd. - Executive Life, 9.00%,
                 11/01/96+....................................................       5,025
  1,000,000    Camden Cnty., GA, JT Dev. Auth., Taxable Rev. Bds.,  7.10%,
                 12/01/12 ....................................................     979,810
    620,000    Harrisburg, PA, G.O. Capital Appreciation Bds., Zero Cpn.,
                 04/01/13 (e) ................................................     232,419

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At September 30, 1999 (Unaudited)

================================================================================

                                                                                    VALUE
 PRINCIPAL                                                                         (NOTE 1)
 ---------                                                                        --------
CORPORATE AND TAXABLE MUNICIPAL BONDS AND NOTES - CONTINUED
               EXECUTIVE, LEGISLATIVE AND GENERAL - CONTINUED
$   640,000    Los Angeles County, CA, Pension Obligation, Capital
                 Appreciation Bds., Series C, MBIA Insured, Zero Cpn.,
                 06/30/07 (e) ................................................  $  372,698
    100,000    Louisiana St. Agriculture Fin. Auth., Series `86A, 8.80%,
                 10/01/96++ ..................................................         750
     20,000    Nebraska Invst. Fin. Auth., Agriculture Rev. Bds., Series A,
                 Gtd. Executive Life, 8.34%, 11/01/93++.......................         150
  1,930,000    Orange County, CA, Pension Obligation, Capital Appreciation
                 Bds., Series A, Zero Cpn., 09/15/13 (e)......................     701,922
    348,320    Pulaski Cnty., AR, Pub. Fac. Brd., Taxable Rev. Bds., 7.25%,
                 01/01/11 ....................................................     345,923
    315,000    York, PA, G.O. Capital Appreciation Bds., Series A,
                 Zero Cpn., 02/01/17 (e)......................................      87,894
                                                                                ----------
                                                                                 2,726,591
                                                                                ----------
               FOOD STORES - (3.21%)
    552,000    Kroger Co., Lease Cert., 6.00%, 04/01/03.......................     543,076
  1,000,000    Southland Corp., Sub. Deb., Ser. B, 4.00%, 06/15/04............     770,000
                                                                                ----------
                                                                                 1,313,076
                                                                                ----------
               HEALTH SERVICES - (1.33%)
    213,000    Illinois HFA Rev. Bds., Series C, MBIA Insured, 10.30%,
                  08/15/03 ...................................................     213,515
    130,000    San Bernadino CA Assd. Cmntys. Fing. Auth. Health Care Ref.
                  & . Improvement Bds. (Granada) Series B, 8.80%, 05/01/17....     117,081
    215,000    Utah St. Hsg. Fin. Agy. Taxable RHA Cmnty. Services, Series B,
                 9.00%, 07/01/02..............................................     216,189
                                                                                ----------
                                                                                   546,785
                                                                                ----------
               HOTELS AND OTHER LODGING PLACES - (3.48%)
  1,448,000    Courtyard By Marriott II, L.P., Sr. Secured Notes, Series B,
                 10.75%, 02/01/08.............................................   1,426,280
                                                                                ----------
               INDUSTRIAL MACHINERY AND EQUIPMENT - (0.05%)
  1,950,000    JTS Corporation, Conv. Sub. Deb., 5.25%, 04/29/02++............      19,500
                                                                                ----------

               INSTRUMENTS AND RELATED PRODUCTS - (0.62%)
    250,000    Alliance Imaging, Inc., Sr. Sub. Notes, 9.625%, 12/15/05.......     254,063
                                                                                ----------
               INSURANCE CARRIERS - (8.32%)
  1,500,000    American General Finance, Sr. Notes, Series D, 7.12%, 08/24/05.   1,499,186
  2,000,000    Liberty Financial Co., Notes, 6.75%, 11/15/08..................   1,907,664
                                                                                ----------
                                                                                 3,406,850
                                                                                ----------
               MULTI-FAMILY FAMILY MORTGAGE - (0.01%)
    195,000    El Paso Hsg. Fin. Corp., Multi-Fam. Res. Loan Program,
                 Securitized Multi-Fam. Hsg. Rev. Bds., Series `86A, 8.88%,
                 10/15/96++ ..................................................       1,463
    100,000    Louisiana Hsg. Fin. Agy., Taxable Home Mtg., Series `86A,
                 8.61%, 08/01/96++............................................         750
                                                                                ----------
                                                                                     2,213
                                                                                ----------

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At September 30, 1999 (Unaudited)

================================================================================

                                                                                   VALUE
 PRINCIPAL                                                                        (NOTE 1)
 ---------                                                                        --------
CORPORATE AND TAXABLE MUNICIPAL BONDS AND NOTES - CONTINUED
               NONDEPOSITORY INSTITUTIONS - (3.65%)
$ 1,500,000    Beneficial Corp., Sr. Notes, Series H, 6.85%, 09/11/04.........  $1,495,751
                                                                                ----------
               OIL AND GAS EXTRACTION - (4.67%)
  2,000,000    Enron Corp., Notes, 6.725%, 11/17/08...........................   1,911,576
                                                                                ----------
               PAPER AND ALLIED PRODUCTS - (0.07%)
  2,000,000    Crown Packaging Enterprises, Ltd., Sr. Secured Disc. Notes,
                 0%/14.00%, 08/01/06 (c) (d)..................................      30,000
                                                                                ----------
               PETROLEUM AND COAL PRODUCTS - (2.32%)
    250,000    Clark R & M Inc., Sr. Notes, 8.375%, 11/15/07..................     217,500
    250,000    Clark R & M Inc., Sr. Sub. Notes, 8.875%, 11/15/07.............     206,250
    500,000    Deeptech International, Inc., Sr. Secured Notes, 12.00%,
                 12/15/00 ....................................................     524,828
                                                                                ----------
                                                                                   948,578
                                                                                ----------
               PRIMARY METAL INDUSTRIES - (0.23%)
    100,000    EES Coke Battery Inc., Sr. Secured Notes, Series B, 9.382%,
                 04/15/07 (c) ................................................      95,578
                                                                                ----------
               SECURITY AND COMMODITY BROKERS - (10.09%)
  2,000,000    Lehman Brothers Holdings, Notes, 6.625%, 02/05/06..............   1,905,554
  2,350,000    Paine Webber  Group, Inc., Sr. Notes, Series C, 6.73%, 04/03/08   2,227,281
                                                                                ----------
                                                                                 4,132,835
                                                                                ----------
               SINGLE FAMILY MORTGAGE - (3.60%)
    700,000    Connecticut St. Hsg. Fin. Auth., Taxable Hsg. Mtg. Program,
                 Series G, 7.625%, 05/15/21...................................     700,672
     75,000    Connecticut St. Hsg. Fin. Auth., Taxable Hsg. Mtg. Program,
                 Series H, 7.875%, 11/15/26...................................      74,143
    675,480    Memphis, TN Hlth. Educ. & Hsg. Fac. Brd., Multi Fam. Hsg. Rev.
                 Securitized, Series '86A, 8.68%, 09/15/96+...................       5,066
    226,733    Polk Cnty., FL, HFA REMIC Collateralized Mtg. Bds., Series 1,
                 CL 2-A, 9.55%, 01/15/11......................................     230,333
    807,000    The Southeast TX Hsg. Fin. Corp. Securitized Multi Fam. Hsg.
                 Rev. Bds. Series '86A, 8.60%, 09/01/96++.....................       6,053
    450,000    Texas St., Dept. Hsg. & Comm. Taxable Mtg. Rev. Ref. Bds.,
                 Jr. Lien, Ser. B, 9.50%, 03/01/16............................     458,132
                                                                                ----------
                                                                                 1,474,399
                                                                                ----------
               TOBACCO - (2.31%)
  1,000,000    Philip Morris Cos. Inc., Notes, 6.375%, 02/01/06...............     945,734
                                                                                ----------
               TOOLS - (3.53%)
  1,500,000    Black & Decker Holdings Inc., Ser. 144A, 6.55%, 07/01/07 (b)...   1,444,109
                                                                                ----------

                    TOTAL CORPORATE AND TAXABLE MUNICIPAL BONDS
                           AND NOTES - (identified cost $38,122,824).........    32,453,847
                                                                                -----------

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At September 30, 1999 (Unaudited)

================================================================================

                                                                                    VALUE
  PRINCIPAL/SHARES/UNITS                                                           (NOTE 1)
  ----------------------                                                           --------

GOVERNMENT SECURITIES - (8.85%)
$ 2,000,000    Federal Home Loan Bank, 5.54%, 10/15/08........................  $1,813,180
  2,000,000    Freddie Mac,  5.54%, 10/27/08..................................   1,812,980
                                                                                ----------
                   TOTAL GOVERNMENT SECURITIES - (identified cost $4,000,045).   3,626,160
                                                                                ----------

MORTGAGE BACKED SECURITIES - (1.76%)
     28,545    First Nationwide Trust, Series `89-AR4-1, 9.50%, 09/25/19......      28,450
    160,101    Freddie Mac, CL 1567 A, 5.40%, 08/15/23........................     141,534
    293,852    Freddie Mac, REMIC, CL 1668 F, 7.5875%, 02/15/14...............     298,792
     84,905    Manufacturers Hanover Mortgage Corporation, Mtg. Pass-Through
                 Certificates, Series A, 11.50%, 04/25/15.....................      86,623
    179,000    The Prudential Mortgage Securities Company, Mtg. Pass-Through
                 Certificates, Series '92-038, CL A-8, Fixed Rate, 6.95%,
                 11/25/22 ....................................................     165,436
                                                                                ----------
                    TOTAL MORTGAGE BACKED SECURITIES
                           - (identified cost $684,020).......................     720,835
                                                                                ----------

PREFERRED STOCKS - (0.04%)
        788    Westmoreland Coal Co., Dep. Shares Conv. Pfd., Series A,
                 8.50%++ .....................................................      14,480
                                                                                ----------
                    TOTAL PREFERRED STOCKS - (identified cost $10,283)........      14,480
                                                                                ----------

COMMON STOCKS - (0.50%)
    135,951    Canyon Resources Corporation*                                        59,479
    260,252    Crown Packaging Enterprises Ltd.*..............................       2,603
      1,161    Nextel Communications Inc., Class A*...........................      78,767
        101    Spanish Broadcasting Systems Inc.*(c)..........................      65,650
                                                                                ----------
                    TOTAL COMMON STOCKS - (identified cost $409,687)..........     206,499
                                                                                ----------

WARRANTS - (0.03%)
        869    Empire Gas Corp., expire 07/15/04 (c) .........................         261
        500    Primus Telecommunications, expire 08/01/04 (c).................      10,000
                                                                                ----------
                    TOTAL WARRANTS - (identified cost $41)....................      10,261
                                                                                ----------

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At September 30, 1999 (Unaudited)

================================================================================

                                                                                   VALUE
 PRINCIPAL                                                                        (NOTE 1)
 ---------                                                                        --------
SHORT TERM - (6.45%)
$ 2,640,000    State Street Corp. Repurchase Agreement, 5.22%, 10/01/99,
                 dated 09/30/99, repurchase value of $2,640,383
                 (collateralized by $2,700,000 par value
                 Federal Home Loan Bank, 5.45%, 01/28/04, market value
                 $2,723,625) - (identified cost $2,640,000)...................  $ 2,640,000
                                                                                ----------

               TOTAL INVESTMENTS (identified cost $45,866,900) - (96.88%)(a)..   39,672,082
               OTHER ASSETS LESS LIABILITIES - (3.12%)........................    1,279,506
                                                                                -----------
               NET ASSETS - (100%)............................................  $40,951,588
                                                                                ===========

- ----------
+    These securities are in default but have made partial payments.

++ These securities are in default and are not currently paying interest or dividends. These securities amounted to $107,573 or 0.26% of the Fund's net assets as of September 30, 1999.

*    Non-income producing security.

(a)  Aggregate cost for Federal income tax purposes is $45,866,900.

(b) These securities are subject to Rule 144A. The Board of Directors of the Fund has determined that there is sufficient liquidity in these securities to realize current valuations. These securities amounted to $3,755,949 or 9.17% of the Fund's net assets as of September 30, 1999.

(c) Restricted or illiquid securities. See Note 6 of the Notes to Financial Statements.

(d) Represents a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

(e) As of September 30, 1999, zero coupon bonds represented $1,394,933 or 3.41% of the Fund's net assets. Because zero coupon bonds pay no interest and compound semi-annually at the fixed rate at the time of reissuance, their value is generally more volatile than the value of other debt securities.

At September 30, 1999, unrealized appreciation (depreciation) of securities for Federal income tax purposes was as follows:

     Unrealized appreciation ...............................   $   464,543
     Unrealized depreciation ...............................    (6,659,361)
                                                               -----------
     Net unrealized depreciation............................   $(6,194,818)
                                                               ===========

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
At September 30, 1999 (Unaudited)

================================================================================

ASSETS:
    Investments in securities, at value (including repurchase agreements of $2,640,000) (identified cost $45,866,900) (See accompanying
        Schedule of Investments) ...........................................  $39,672,082
    Cash ...................................................................       42,553
    Receivables:
        Interest............................................................      692,551
        Capital stock sold..................................................       66,419
        Investments sold....................................................      537,000
    Prepaid expenses........................................................       54,316
                                                                              -----------
           Total assets.....................................................   41,064,921
                                                                              -----------
LIABILITIES:
    Payable for capital stock reacquired....................................       34,909
    Accrued expenses........................................................       78,424
                                                                              -----------
           Total liabilities................................................      113,333
                                                                              -----------
NET ASSETS (NOTE 7).........................................................  $40,951,588
                                                                              ===========
CLASS A SHARES
    Net assets..............................................................  $15,841,675
    Shares outstanding......................................................    4,179,684
    Net asset value and redemption price per share..........................      $  3.79
                                                                                  =======
    Maximum offering price per share (100/95.25 of $3.79)*..................      $  3.98
                                                                                  =======

CLASS B SHARES
    Net assets..............................................................  $17,346,078
    Shares outstanding......................................................    4,613,635
    Net asset value, offering and redemption price per share................      $  3.76
                                                                                  =======

CLASS C SHARES
    Net assets..............................................................  $ 3,964,743
    Shares outstanding......................................................    1,047,488
    Net asset value, offering and redemption price per share................      $  3.79
                                                                                  =======

CLASS Y SHARES
    Net assets..............................................................  $ 3,799,092
    Shares outstanding......................................................      997,315
    Net asset value, offering and redemption price per share................      $  3.81
                                                                                  =======

NET ASSETS CONSIST OF:

    Par value of shares of capital stock....................................  $   541,906
    Additional paid-in capital..............................................   65,526,209
    Net unrealized depreciation of investments..............................   (6,194,818)
    Deficit in undistributed net income ....................................      (91,682)
    Accumulated net realized loss on investments ...........................  (18,830,027)
                                                                              -----------
        Net assets..........................................................  $40,951,588
                                                                              ===========

- ----------
* On purchases of $100,000 or more, the offering price is reduced.


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
STATEMENT OF OPERATIONS
For the six months ended September 30, 1999 (Unaudited)

================================================================================

INVESTMENT  INCOME:
    Income:

        Interest............................................................  $  1,760,455
                                                                              ------------

    Expenses:

        Management fees (Note 3)..............................       122,967
        Custodian fees.........................................       21,432
        Transfer agent fees
           Class A.............................................       20,253
           Class B.............................................       16,216
           Class C.............................................        4,639
           Class Y.............................................          673
        Audit fees.............................................        8,050
        Legal fees.............................................        5,021
        Accounting fees (Note 3)...............................        3,000
        Reports to shareholders................................       10,663
        Directors' fees and expenses...........................       13,517
        Registration and filing fees (Note 3)..................       27,657
        Miscellaneous..........................................          978
        Payments under distribution plan (Note 4):
           Class A............................................        18,533
           Class B............................................        95,664
           Class C.............................................       20,118
                                                                 -----------

               Total expenses...............................................       389,381
               Expenses paid indirectly  (Note 5) ..........................          (554)
                                                                              ------------
               Net expenses.................................................       388,827
                                                                              ------------

                  Net investment income.....................................     1,371,628
                                                                              ------------

REALIZED AND UNREALIZED LOSS ON I NVESTMENTS:

    Net realized loss from investment transactions.........................       (454,864)
    Net increase in unrealized depreciation of investments..................    (1,378,215)
                                                                              ------------
           Net realized and unrealized loss on investments..................    (1,833,079)
                                                                              ------------

           Net decrease in net assets resulting from operations.............  $   (461,451)
                                                                              ============



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

================================================================================

                                                                SIX MONTHS
                                                                   ENDED
                                                               SEPTEMBER 30,    YEAR ENDED
OPERATIONS:                                                         1999         MARCH 31,
                                                                 (UNAUDITED)       1999
                                                               -------------    ----------
  Net investment income...................................    $  1,371,628    $  4,264,018
  Net realized loss from investment transactions..........        (454,864)     (8,546,263)
  Net increase in unrealized depreciation of investments..      (1,378,215)     (3,486,498)
                                                              ------------    ------------
           Net decrease in net assets resulting from
             operations ..................................        (461,451)     (7,768,743)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:

  Net investment income
        Class A...........................................        (612,059)     (2,252,956)
        Class B...........................................        (593,302)     (1,473,461)
        Class C...........................................        (120,551)       (249,000)
        Class Y...........................................        (137,398)       (288,601)

  Return of capital
        Class A...........................................            -           (412,926)
        Class B...........................................            -           (206,334)
        Class C...........................................            -            (19,154)
        Class Y...........................................            -            (34,481)

CAPITAL SHARE TRANSACTIONS:

  Net increase (decrease) in net assets resulting from capital share transactions (Note 7)

        Class A...........................................      (3,424,963)    (17,677,428)
        Class B...........................................      (3,339,441)      4,670,052
        Class C...........................................          77,855       2,959,671
        Class Y...........................................         134,011         385,554
                                                              ------------    ------------

  Total decrease in net assets............................      (8,477,299)    (22,367,807)

NET ASSETS:

  Beginning of year.......................................      49,428,887      71,796,694
                                                              ------------    ------------
  End of year.............................................    $ 40,951,588    $ 49,428,887
                                                              ============    ============


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS
For the six months ended September 30, 1999 (Unaudited)

================================================================================
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

      Davis Intermediate Investment Grade Bond Fund, Inc. (formerly Davis High Income Fund, Inc.) (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Its primary objective is to achieve a high level of current income. The Fund also seeks capital growth so long as such objective is consistent with its primary objective. The Fund invests primarily in high-quality, investment-grade bonds. The Fund offers shares in four classes, Class A, Class B, Class C and Class Y. The Class A shares are sold with a front-end sales charge and the Class B and Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each Class' distribution arrangement), liquidation and distributions. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION.

      Portfolio securities may be valued on the basis of prices provided by an independent pricing service or broker when such prices are believed to reflect the fair market value of such securities. (Pricing agents generally take into account institutional size trading in similar groups of securities). Securities not priced in this manner will be priced at the last published sales price if traded on that day and, if not traded, at the mean between the most recent quoted bid and asked prices provided by investment dealers. The pricing service and valuation procedures are reviewed and subject to approval by the Board of Directors. If no quotations are available, securities will be valued at fair value as determined in good faith by the Board of Directors. Short-term obligations are valued at amortized cost, which approximates value.

FEDERAL INCOME TAXES.

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for federal income or excise tax is required. At September 30, 1999, the Fund had approximately $18,375,000 of capital loss carryovers available to offset future capital gains, if any, which expire between 2000 and 2008.

SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME.

      Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized over the lives of the respective securities in accordance with the requirements of the Internal Revenue Code.

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS - CONTINUED
For the six months ended September 30, 1999 (Unaudited)

================================================================================
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS.

      Dividends and distributions to shareholders are recorded on the ex-dividend date. The character of the distributions made during the year from net investment income may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or gain was recorded by the Fund. The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations.

USE OF ESTIMATES IN FINANCIAL STATEMENTS.

      In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

NOTE 2 - PURCHASES AND SALES OF SECURITIES.

      Purchases and sales of investment securities (excluding short term securities) during the six months ended September 30, 1999, were $3,816,330 and $11,354,447, respectively.

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

      The Fund pays advisory fees for investment management and advisory services under a management agreement with Davis Selected Advisers, L.P. (the "Adviser"). The management agreement provides for a fee at the annual rate of 0.55% of all average net assets.

      The Adviser is paid for registering Fund shares for sale in various states. The fee for the six months ended September 30, 1999, amounted to $6,498. State Street Bank & Trust Co. is the Fund's primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee for these services for the six months ended September 30, 1999, amounted to $3,087. State Street Bank & Trust Co. is the Fund's primary accounting provider. Fees for such services are included in the custodian fee. The Adviser is also paid for certain accounting services. Such fee amounted to $3,000 for the six months ended September 30, 1999. Certain directors and officers of the Fund are also directors and officers of the general partner of Davis Selected Advisers, L.P.

       Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. The Fund pays no fees directly to DSA-NY.

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS - CONTINUED
For the six months ended September 30, 1999 (Unaudited)

================================================================================
NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES

CLASS A SHARES

      Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value (without a contingent deferred sales charge).

      During the six months ended September 30, 1999, Davis Distributors, LLC, the Fund's Underwriter (the "Underwriter" or "Distributor") received $8,958 from commissions earned on sales of Class A shares of the Fund of which $1,474 was retained by the Underwriter and the remaining $7,484 was re-allowed to investment dealers. The Underwriter paid the costs of prospectuses in excess of those required to be filed as part of the Fund's registration statement, sales literature and other expenses assumed or incurred by it in connection with such sales.

      The Underwriter is reimbursed for amounts paid to dealers as a service fee with respect to Class A shares sold by dealers which remain outstanding during the period. The service fee is reimbursed at the annual rate up to 1/4 of 1% of the average net assets maintained by the responsible dealers. The Underwriter is not reimbursed for accounts for which the Underwriter pays no service fees to other firms. The service fee for Class A shares of the Fund for the six months end September 30, 1999, was $18,533.

CLASS B SHARES

      Class B shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge if redeemed within six years of purchase.

      The Fund pays a distribution fee to reimburse the Distributor for commission advances on the sale of the Fund's Class B shares. The National Association of Securities Dealers, Inc., ("NASD") limits the percentage of the Fund's average annual net assets attributable to Class B shares which may be used to reimburse the Distributor. The limit is 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount the Fund may pay for distribution-related services to 6.25% of gross sales since inception of the Rule 12b-1 plan plus interest at 1% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime plus 1%) of distribution charges that exceed the 1% annual limit in some future period or periods when the plan limits have not been reached.

      For the six months ended September 30, 1999, Class B shares of the Fund made distribution plan payments which included distribution fees of $72,218 and service fees of $23,446.

      Commission advances by the Distributor for the six months ended September 30, 1999, on the sale of Class B shares of the Fund amounted to $40,813, of which $35,076 was reallowed to qualified selling dealers.

      The Distributor intends to seek payment from Class B shares of the Fund in the amount of $717,849, representing the cumulative commission advances by the Distributor on the sale of the Fund's Class B shares, plus interest, reduced by cumulative distribution fees paid by the Fund and cumulative contingent deferred sales charges paid by redeeming shareholders. The Fund has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payment are solely within the discretion of the Directors who are not interested persons of the Fund or the Distributor.

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS - CONTINUED For the six months ended September 30, 1999 (Unaudited)

================================================================================
NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES - (CONTINUED)

CLASS B SHARES - CONTINUED

    A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Fund within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. For the six months ended September 30, 1999 the Distributor received contingent deferred sales charges of $54,221 from redemptions of Class B shares of the Fund.

CLASS C SHARES

    Class C shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge of 1% if redeemed within one year of purchase. The Fund pays the Distributor 1% of the Fund's average annual net assets attributable to Class C shares, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees.

    During the six months ended September 30, 1999, Class C shares of the Fund made distribution payments of 20,118. During the six months ended September 30, 1999, the Distributor received $3,791 in contingent deferred sales charges from redemptions of Class C shares of the Fund.

NOTE 5 - CUSTODIAN FEES

    Under an agreement with the custodian bank, custodian fees are reduced for earnings on cash balances maintained at the custodian by the Fund. Such reductions amounted to $554 during the six months ended September 30, 1999.

NOTE 6 - RESTRICTED AND ILLIQUID SECURITIES

    Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are valued under methods approved by the Board of Directors as reflecting fair value. Securities may be considered illiquid if they lack a readily available market or if valuation has not changed for a certain period of time. The aggregate value of restricted or illiquid securities is $265,916, or 0.65% of the Fund's net assets as of September 30, 1999. Information concerning restricted securities is as follows:


                                          ACQUISITION         COST         VALUATION PER UNIT
SECURITY                                     DATE           PER UNIT    AS OF SEPTEMBER 30, 1999
- --------                                   ----------       --------    ------------------------
Technical Equipment Leasing Corp.,
    Jr. Sub. Deb., Series A,
    18.375%, 04/01/96                       06/15/84        $100.00               $3.00


DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS - CONTINUED
For the six months ended September 30, 1999 (Unaudited)

================================================================================

NOTE 7 - CAPITAL STOCK

At September 30, 1999, there were 1,000,000,000 shares of capital stock ($0.05 par value per share) authorized. Transactions in capital stock were as follows:

CLASS A                                                                    SIX MONTHS
                                                                             ENDED
                                                                       SEPTEMBER 30, 1999
                                                                           (UNAUDITED)
                                                                    ------------------------
                                                                     SHARES         AMOUNT
                                                                     ------         ------
Shares subscribed...............................................       205,219   $    789,046
Shares issued in reinvestment of distributions..................        80,159        307,502
                                                                   -----------   ------------
                                                                       285,378      1,096,548
Shares redeemed.................................................    (1,173,934)    (4,521,511)
                                                                   -----------   ------------

       Net decrease.............................................      (888,556)  $ (3,424,963)
                                                                   ===========   ============

                                                                           YEAR ENDED
                                                                          MARCH 31, 1999
                                                                    -------------------------
                                                                     SHARES         AMOUNT
                                                                     ------         ------
Shares subscribed...............................................     2,005,727   $  8,951,909
Shares issued in reinvestment of distributions..................       323,428      1,432,650
                                                                   -----------   ------------
                                                                     2,329,155     10,384,559
Shares redeemed.................................................    (6,508,378)   (28,061,987)
                                                                   -----------   ------------

       Net decrease.............................................    (4,179,223)  $(17,677,428)
                                                                   ===========   ============

CLASS B                                                                    SIX MONTHS
                                                                              ENDED
                                                                        SEPTEMBER 30, 1999
                                                                            (UNAUDITED)
                                                                    -------------------------
                                                                     SHARES         AMOUNT
                                                                     ------         ------
Shares subscribed...............................................       836,616   $  3,187,401
Shares issued in reinvestment of distributions..................        61,775        235,078
                                                                   -----------   ------------
                                                                       898,391      3,422,479
Shares redeemed.................................................    (1,776,086)    (6,761,920)
                                                                   -----------   ------------
       Net decrease.............................................      (877,695)  $ (3,339,441)
                                                                   ===========   ============

                                                                           YEAR EN DED
                                                                          MARCH 31, 1999
                                                                    -------------------------
                                                                     SHARES         AMOUNT
                                                                     ------         ------
Shares subscribed...............................................     4,921,797   $ 21,526,190
Shares issued in reinvestment of distributions..................       169,369        735,895
                                                                   -----------   ------------
                                                                     5,091,166     22,262,085
Shares redeemed.................................................    (4,172,871)   (17,592,033)
                                                                   -----------   ------------
       Net increase.............................................       918,295   $  4,670,052
                                                                   ===========   ============

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS - CONTINUED For the six months ended September 30, 1999 (Unaudited)

================================================================================
NOTE 7 - CAPITAL STOCK - (CONTINUED)

CLASS C

                                                                            SIX MONTHS
                                                                               ENDED
                                                                        SEPTEMBER 30, 1999
                                                                           (UNAUDITED)
                                                                    -------------------------
                                                                     SHARES         AMOUNT
                                                                     ------         ------
Shares subscribed...............................................       400,610   $1,536,016
Shares issued in reinvestment of distributions..................        14,340       54,839
                                                                   -----------  -----------
                                                                       414,950    1,590,855
Shares redeemed.................................................      (395,362)  (1,513,000)
                                                                   -----------  -----------
       Net increase.............................................        19,588   $   77,855
                                                                   ===========   ==========

                                                                           YEAR ENDED
                                                                         MARCH 31, 1999
                                                                    ------------------------
                                                                     SHARES         AMOUNT
                                                                     ------         ------
Shares subscribed...............................................     1,508,715  $ 6,727,226
Shares issued in reinvestment of distributions..................        29,525      126,622
                                                                   -----------  -----------
                                                                     1,538,240    6,853,848
Shares redeemed.................................................      (915,471)  (3,894,177)
                                                                   -----------  -----------
       Net increase.............................................       622,769  $ 2,959,671
                                                                   ===========   ==========

CLASS Y
                                                                            SIX MONTHS
                                                                               ENDED
                                                                        SEPTEMBER 30, 1999
                                                                             (UNAUDITED)
                                                                    -------------------------
                                                                     SHARES         AMOUNT
                                                                     ------         ------
Shares subscribed...............................................            60  $       233
Shares issued in reinvestment of distributions..................        34,793      133,895
                                                                   -----------  -----------
                                                                        34,853      134,128
Shares redeemed.................................................           (30)        (117)
                                                                   -----------  -----------
       Net increase.............................................        34,823  $   134,011
                                                                   ===========   ==========

                                                                           YEAR ENDED
                                                                          MARCH 31, 1999
                                                                    -------------------------
                                                                     SHARES         AMOUNT
                                                                     ------         ------
Shares subscribed...............................................        21,392  $    92,938
Shares issued in reinvestment of distributions..................        72,773      318,206
                                                                   -----------  -----------
                                                                        94,165      411,144
Shares redeemed.................................................        (5,628)     (25,590)
                                                                   -----------  -----------
       Net increase.............................................        88,537  $   385,554
                                                                   ===========   ==========

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
FINANCIAL HIGHLIGHTS

================================================================================
The following represents selected data for a share of capital stock outstanding throughout each period.



                                         SIX MONTHS
CLASS A                                     ENDED
                                        SEPTEMBER 30,            YEAR ENDED MARCH 31,
                                            1999      -----------------------------------------
                                        (UNAUDITED)   1999       1998         1997       1996     1995
                                        -----------   ----       ----         ----       ----     ----
Net Asset Value,
  Beginning of Period.................    $ 3.95    $ 4.76      $ 4.71        $4.84     $ 4.86   $ 5.14
                                          ------    ------      ------       ------     ------   ------
Income (Loss) From Investment
Operations
  Net Investment  Income..............      0.12      0.28        0.34         0.39       0.43     0.46
  Net Realized and Unrealized Gains or
    Losses............................     (0.15)    (0.75)       0.13        (0.06)      0.03    (0.24)
                                          ------    ------      ------       ------     ------   ------
      Total From Investment Operations     (0.03)    (0.47)       0.47         0.33       0.46     0.22
                                          ------    ------      -------      -------    ------   ------

Dividends and Distributions
  Dividends from Net Investment Income     (0.13)    (0.28)      (0.34)       (0.39)     (0.43)   (0.46)
  Returns of Capital..................       -       (0.06)      (0.08)       (0.07)     (0.05)   (0.04)
                                          ------    ------      ------       ------     ------   ------
      Total Dividends and Distributions    (0.13)    (0.34)      (0.42)       (0.46)     (0.48)   (0.50)
                                          ------    ------      ------       ------     ------   ------
Net Asset Value, End of Period........    $ 3.79    $ 3.95      $ 4.76       $ 4.71     $ 4.84   $ 4.86
                                          ======    ======      ======       ======     ======   ======
Total Return (1)......................     (0.70)%  (10.41)%     10.40%        7.08%      9.93%    4.69%

Ratios/Supplemental Data
  Net Assets, End of Period (000
   omitted) ..........................    $15,842   $20,029    $44,058      $47,890    $53,816  $56,405

  Ratio of Expenses to Average Net
   Assets ............................      1.39%*     1.36%  1.40%(2)     1.48%(2)       1.51%    1.53%
  Ratio of Net Investment Income to
    Average Net Assets................      6.49%*     6.88%      7.11%        8.13%      8.92%    9.49%

  Portfolio Turnover Rate (3)...........     8.96%    87.21%     71.54%       66.10%    118.34%   98.94%


1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2 Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.39% and 1.47% for the years ended March 31, 1998 and March 31, 1997, respectively. Prior to 1997, such reductions were reflected in the expense ratios.

3 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*   Annualized

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
FINANCIAL HIGHLIGHTS

================================================================================
The following represents selected data for a share of capital stock outstanding throughout each period.


CLASS B
                                                                                                    DECEMBER 5, 1994
                                         SIX MONTHS                                                    (INCEPTION
                                            ENDED                                                       OF CLASS)
                                        SEPTEMBER 30,               YEAR ENDED MARCH 31,                 THROUGH
                                            1999        ------------------------------------------      MARCH 31,
                                         (UNAUDITED)    1999         1998        1997         1996        1995
                                         -----------    ----         ----        ----         ----        ----
Net Asset Value, Beginning of Period....  $  3.92     $  4.73     $   4.68     $  4.81      $  4.85     $  4.80
                                          -------     -------     --------     -------      -------     -------

Income (Loss) From Investment  Operations
  Net Investment Income.................     0.11        0.24         0.33        0.36         0.40        0.11
  Net Realized and Unrealized Gains or
    Losses .............................    (0.15)      (0.75)        0.10       (0.07)        -           0.05
                                          -------     -------     --------     -------      -------     -------
      Total From Investment Operations..    (0.04)      (0.51)        0.43        0.29         0.40        0.16
                                          -------     -------     --------     -------      -------     -------

Dividends and Distributions
  Dividends from Net Investment Income..    (0.12)      (0.24)       (0.33)      (0.36)       (0.40)      (0.11)
  Returns of Capital....................      -         (0.06)       (0.05)      (0.06)       (0.04)        -
                                          -------     -------     --------     -------      -------     -------
      Total Dividends and Distributions.    (0.12)      (0.30)       (0.38)      (0.42)       (0.44)      (0.11)


Net Asset Value, End of Period..........  $  3.76     $  3.92     $   4.73     $  4.68      $  4.81     $  4.85
                                          =======     =======     ========     =======      =======     =======

Total Return (1)........................    (1.11)%    (11.20)%       9.53%       6.26%        8.68%       3.39%

Ratios/Supplemental Data
  Net Assets,  End of Period (000
   omitted) ............................  $17,346     $21,522      $21,624     $10,217       $6,599      $1,900

  Ratio of Expenses to Average Net
    Assets ............................. 2.12%(2)*   2.20%(2)     2.16%(2)    2.30%(2)        2.32%       2.36%*

  Ratio of Net Investment Income to
     Average Net Assets.................     5.77%*      6.05%        6.35%       7.28%        8.11%       8.66%*
  Portfolio Turnover Rate (3)...........     8.96%      87.21%       71.54%      66.10%      118.34%      98.94%


1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2 Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 2.11% for the six months ended September 30, 1999 and 2.19%, 2.15%, and 2.29% for the years ended March 31, 1999, March 31, 1998 and March 31, 1997, respectively. Prior to 1997, such reductions were reflected in the expense ratios.

3 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*   Annualized

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
FINANCIAL HIGHLIGHTS

================================================================================
The following represents selected data for a share of capital stock outstanding throughout each period.

CLASS C

                                                                                 AUGUST 12, 1997
                                                 SIX MONTHS                        (INCEPTION
                                                    ENDED                          OF CLASS)
                                                SEPTEMBER 30,     YEAR ENDED        THROUGH
                                                    1999           MARCH 31,        MARCH 31,
                                                 (UNAUDITED)        1999             1998
                                                 -----------        ----             ----
Net Asset Value,
  Beginning of Period .......................      $ 3.94          $ 4.76          $ 4.71
                                                   ------          ------          ------

Income (Loss) From Investment Operations
  Net Investment  Income ....................        0.11            0.24            0.16
  Net Realized and Unrealized Gains or Losses       (0.14)          (0.76)           0.10
                                                   ------          ------          ------
      Total From Investment Operations ......       (0.03)          (0.52)           0.26
                                                   ------          ------          ------

Dividends and Distributions
  Dividends from Net Investment Income ......       (0.12)          (0.24)          (0.16)
  Returns of Capital ........................          --           (0.06)          (0.05)
                                                   ------          ------          ------
      Total Dividends and Distributions .....       (0.12)          (0.30)          (0.21)

Net Asset Value, End of Period ..............      $ 3.79          $ 3.94          $ 4.76
                                                   ======          ======          ======

Total Return (1) ............................       (0.83)%        (11.34)%          5.61%


Ratios/Supplemental Data
  Net Assets,  End of Period (000 omitted) ..      $3,965          $4,055          $1,928
  Ratio of Expenses to Average Net Assets ...        2.18%*          2.18%        2.09%(2)*
  Ratio of Net Investment Income to
    Average Net Assets ......................        5.70%*          6.06%           6.42%*
  Portfolio Turnover Rate (3) ...............        8.96%          87.21%          71.54%

1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2 Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 2.08% for the period ended March 31, 1998.

3 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.


*   Annualized

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
FINANCIAL HIGHLIGHTS

================================================================================
The following represents selected data for a share of capital stock outstanding throughout each period.

CLASS Y

                                                                                    MARCH 20, 1997
                                              SIX MONTHS                              (INCEPTION
                                                ENDED              YEAR ENDED          OF CLASS)
                                             SEPTEMBER 30,           MARCH 31,          THROUGH
                                                 1999        ---------------------     MARCH 31,
                                             (UNAUDITED)      1999          1998          1997
                                             -----------      ----          ----          ----
Net Asset Value,
  Beginning of Period ....................     $ 3.97        $ 4.79        $ 4.72        $ 4.74
                                               ------        ------        ------        ------

Income (Loss) From Investment Operations
  Net Investment  Income .................       0.13          0.29          0.34            --
  Net  Realized  and  Unrealized
    Gains or Losses ......................      (0.15)        (0.76)         0.14         (0.02)
                                               ------        ------        ------        ------

      Total From Investment Operations ...      (0.02)        (0.47)         0.48         (0.02)
                                               ------        ------        ------        ------

Dividends and Distributions
  Dividends from Net Investment Income ...      (0.14)        (0.29)        (0.34)           --
  Returns of Capital .....................         --         (0.06)        (0.07)           --
                                               ------        ------        ------        ------
      Total Dividends and Distributions ..      (0.14)        (0.35)        (0.41)           --

Net Asset Value, End of Period ...........     $ 3.81        $ 3.97        $ 4.79        $ 4.72
                                               ======        ======        ======        ======

Total Return (1)..........................      (0.47)%      (10.16)%       10.64%        (0.42)%

Ratios/Supplemental Data
  Net Assets,  End of Period (000 omitted)     $3,799        $3,823        $4,187            $7
  Ratio of Expenses to Average Net Assets        0.99%*        1.00%       1.05%2        1.21%2*
  Ratio of Net Investment Income to
    Average Net Assets ...................       6.89%*        7.24%         7.46%         8.89%*
  Portfolio Turnover Rate (3).............       8.96%        87.21%        71.54%        66.10%

1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.

2 Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.04% and 1.20% for the year ended March 31, 1998 and for the period ended March 31, 1997, respectively.

3 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*   Annualized

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



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


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

                          DAVIS INTERMEDIATE INVESTMENT
                              GRADE BOND FUND, INC.
                124 East Marcy Street, Santa Fe, New Mexico 87501
================================================================================

                DIRECTORS                      OFFICERS
                Wesley E. Bass, Jr.            Jeremy H. Biggs
                Jeremy H. Biggs                  Chairman
                Marc P. Blum                   Shelby M.C. Davis
                Andrew A. Davis                  President
                Christopher C. Davis           Kenneth C. Eich
                Jerry D. Geist                   Vice President
                D. James Guzy                  Sharra L. Reed
                G. Bernard Hamilton              Vice President, Treasurer
                LeRoy E. Hoffberger              & Assistant Secretary
                Laurence W. Levine             Thomas D. Tays
                Christian R. Sonne               Vice President & Secretary
                Marsha Williams                Andrew A. Davis
                                                 Vice President
                                               Christopher C. Davis
                                                 Vice President

INVESTMENT ADVISER
Davis Selected Advisers, L.P.
124 East Marcy Street
Santa Fe, New Mexico  87501
1-800-279-0279

DISTRIBUTOR
Davis Distributors, LLC
124 East Marcy Street
Santa Fe, New Mexico  87501

TRANSFER AGENT & CUSTODIAN
State Street Bank & Trust Company
c/o The Davis Funds
P. O. Box 8406
Boston, MA  02266-8406

AUDITORS
KPMG LLP
707 Seventeenth Street, Suite 2300
Denver, CO 80202

COUNSEL
D'Ancona & Pflaum
111 E. Wacker Drive, Suite 2800
Chicago, Illinois  60601-4205

================================================================================
FOR MORE INFORMATION ABOUT DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC., INCLUDING MANAGEMENT FEE, CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT.

SEMI-ANNUAL REPORT


Davis Selected Advisers, L.P.
124 East Marcy Street
Santa Fe, New Mexico 87501
1-800-279-0279



[DAVIS FUNDS LOGO]

                                                                  Annual Report

                                                             as of June 30, 1999




                                   Evergreen
                                   Short and Intermediate Term
                                   Bond Funds


                  [LOGO OF EVERGREEN FUNDS/SM/ APPEARS HERE]

                                Table of Contents

Letter to Shareholders ....................................................    1

Evergreen Capital Preservation and Income Fund

     Fund at a Glance .....................................................    2

     Portfolio Manager Interview ..........................................    3

Evergreen Intermediate Term Bond Fund

     Fund at a Glance .....................................................    5

     Portfolio Manager Interview ..........................................    6

Evergreen Short-Intermediate Bond Fund

     Fund at a Glance .....................................................    9

     Portfolio Manager Interview ..........................................   10

Financial Highlights

     Evergreen Capital Preservation and Income Fund .......................   12

     Evergreen Intermediate Term Bond Fund ................................   14

     Evergreen Short-Intermediate Bond Fund ...............................   16

Schedule of Investments

     Evergreen Capital Preservation and Income Fund .......................   18

     Evergreen Intermediate Term Bond Fund ................................   19

     Evergreen Short-Intermediate Bond Fund ...............................   24

Statements of Assets and Liabilities ......................................   27

Statements of Operations ..................................................   28

Statements of Changes in Net Assets .......................................   29

Combined Notes to Financial Statements ....................................   31

Independent Auditors' Report ..............................................   40

Other Information .........................................................   41




--------------------------------------------------------------------------------
                                 Evergreen Funds
--------------------------------------------------------------------------------

Evergreen Funds is one of the nation's fastest growing investment companies with over $70 billion in assets under management.

With over 80 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to the Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This annual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.



Mutual Funds:  ARE NOT FDIC INSURED  May lose value * Are not bank guaranteed

                           Evergreen Distributor, Inc.

     Evergreen(SM) is a Service Mark of Evergreen Investment Services, Inc.

                             Letter to Shareholders
                             ----------------------
                                   August 1999




                                William M. Ennis
                                Managing Director
[PHOTO OF WILLIAM M. ENNIS APPEARS HERE]


Dear Evergreen Shareholders:

We are pleased to provide the Evergreen Short and Intermediate Bond Funds annual report, which covers the twelve-month period ended June 30, 1999.

Shift in the Interest Rate Environment

Following the Russian financial crisis in August 1998, there was a "flight to quality" worldwide. Investors fled from risk-related securities, interest rates fell sharply and the prices of high grade and U.S. government securities rose. During the final six months of the period the flight to quality was reversed as a result of actions to lower interest rates by the governments of the major industrialized nations. Investors returned to more risky fixed income securities, such as lower quality corporate bonds, international bonds and emerging market bonds.

Going forward, we anticipate the possibility of one or more interest-rate hikes by the Federal Reserve in the last half of 1999. The moderately growing domestic economy and the solid, long-term fundamentals underlying the market lead us to a cautiously optimistic outlook.



Year 2000 Preparation/1/

At Evergreen, we continue to prepare ourselves to provide uninterrupted service and communication with all our shareholders throughout the end of 1999 and right through the date change into the year 2000 and beyond. As of the end of August, when this report was finalized, we have completed the testing of internal systems. In March, we successfully participated in industry-wide testing with the Securities Industry Association. We are confident that our efforts will enable shareholders to receive the same Evergreen products and services after December 1999 that we deliver today.

As always, we encourage all shareholders to diversify their mutual fund portfolios and we suggest you consult with your financial advisor for an allocation strategy that helps you meet your investment goals and objectives. Evergreen Funds offers a wide range of funds that includes multiple investment styles to help you find one that is appropriate in your portfolio.

Thank you for your continued investment in Evergreen Funds.

Sincerely,


/s/William Ennis

William M. Ennis
President and CEO
Evergreen Investment Company


/1/ This information constitutes Year 2000 readiness disclosure.

                                   EVERGREEN
                     Capital Preservation and Income Fund

                      Fund at a Glance as of June 30, 1999


In keeping with our strategy, we try to find those sectors that offer the best relative value at any time.


                                    Portfolio
                                   Management
                                   ----------


                    [Photo of Gary E. Pzegeo Appears Here]
                                 Gary E. Pzegeo
                               Tenure: April 1997


--------------------------------------------------------------------------------
                            CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

Morningstar's Style Box is based on a portfolio date as of 6/30/99.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

/1/Source: 1999 Morningstar, Inc.

/1/Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Classes A and C prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Class A have not been adjusted to eliminate the effect of the higher 12b-1 fees applicable to Class B. If actual 12b-1 fees applicable to Class A had been used, returns for Class A would have been higher. The Fund incurs 12b-1 expenses for Class A based on rates of .25% on assets prior to 1/1/97 and .10% assessed on new assets from 1/1/97. Classes B and C each incur 12b-1 expenses of 1.00%.


-------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS/1/
-------------------------------------------------------------------------------
Portfolio Inception Date: 7/1/91            Class A       Class B     Class C
Class Inception Date                       12/30/94        7/1/91      2/1/93
 ...... ........................................................................
Average Annual Returns*
 ..............................................................................
1 year with sales charge                     1.36%        -1.10%        2.87%
 ..............................................................................
1 year w/o sales charge                      4.80%         3.86%        3.86%
 ..............................................................................
3 years                                      4.42%         3.86%        4.81%
 ..............................................................................
5 years                                      4.95%         4.62%        5.00%
 ..............................................................................
Since Portfolio Inception                    4.42%         4.42%        4.42%
 ..............................................................................
Maximum Sales Charge                         3.25%         5.00%        1.00%
                                          Front End        CDSC         CDSC
 ...............................................................................
30-day SEC Yield                             4.58%         3.90%        3.93%
 ..............................................................................
12-month distributions per share            $0.53         $0.46        $0.46
 ..............................................................................
* Adjusted for maximum applicable sales charge.

                           [LINE GRAPH APPEARS HERE]

-------------------------------------------------------------------------------
                                LONG TERM GROWTH
-------------------------------------------------------------------------------
                                 6-Month
                  CPI          Treasury Bill         Class B
                 -----         -------------         -------
07/31/91         10,000           10,000              10,000
06/30/92         10,294           10,464              10,572
06/30/93         10,602           10,798              10,887
06/30/94         10,866           11,186              11,027
06/30/95         11,197           11,827              11,564
06/30/96         11,501           12,452              12,209
06/30/97         11,769           13,113              12,946
06/30/98         11,968           13,801              13,519
06/30/99         12,203           14,440              14,136


Comparison of a $10,000 investment in Evergreen Capital Preservation and Income Fund, Class B shares, versus a similar investment in a 6-Month Treasury Bill and the Consumer Price Index (CPI).

The 6-Month Treasury Bill is an unmanaged index and does not include transaction costs associated with buying and selling securities, nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                     Capital Preservation and Income Fund

                           Portfolio Manager Interview

How did the Fund perform?

The Fund did well in a challenging environment. For the 12 months ending June 30, 1999, Evergreen Capital Preservation and Income Fund Class B shares had a total return of 3.86%. Performance is before deduction of any applicable sales charges (compare the listed benchmark 6-month T-Bill) During the same 12-month period, the average return of adjustable rate mortgage funds was 4.04%, according to Lipper Inc., an independent monitor of mutual fund performance, while the 6-month T-Bill returned 4.63%.

                                    Portfolio
                                 Characteristics
                                 ---------------

Total Net Assets                                                   $ 37,694,711
 ...............................................................................
Average Credit Quality                                                      AAA
 ...............................................................................
Effective Maturity                                                    4.8 years
 ...............................................................................
Average Duration                                                      1.2 years
 ...............................................................................


What was the investment environment like during the 12 months?

Particularly during the second six months, we started a nice rebound in the market for adjustable rate mortgages, which the Fund emphasizes. This rebound was from the lows of 1997 and 1998 when interest rates were extremely low and adjustable rate mortgage prepayments tended to be extremely high. The fiscal year didn't start out that way, however. The first six months were characterized by declining interest rates and rising bond prices, especially for U.S. Treasuries and particularly for securities with shorter maturities.

Fears of a potential global economic recession that could spread to developed economies had begun because of concerns about the economic problems in Asia and emerging markets. The resulting "flight to quality" created a rally in Treasury bonds, but it did not spread to other parts of the bond market such as adjustable rate mortgages. It was during this period that the central banks of many developed economies--led by the U.S. Federal Reserve--intervened to lower short-term rates and calm the financial markets.

The situation changed, however, during the second six months of the fiscal year. We began to see signs of stabilization in many areas, including markets in Latin America and Asia. In early 1999, it started to appear that conditions there weren't as bad as they had appeared during 1998. Japan, which had been stuck in a deep recession, began to show signs of an economic revitalization. Domestically, the low interest rates created a very favorable environment for the U.S. consumer and the economy continued to grow.

Given all these conditions, the U.S. Federal Reserve Board began to send out very clear signals that it was considering ending its accommodative policies of low, short-term interest rates. This change seemed to be justified by emerging economic data, including a higher consumer price index and rising commodity prices, led by energy prices. This data suggested we might be entering a period of faster growth and higher inflation, which is generally bad for fixed-rate bonds. While these conditions are not ideal for adjustable rate mortgages, they certainly are better than for longer duration, fixed-rate securities.

Interest rates moved higher. Over the full 12 months, the yield on the one-year Treasury bill--an indicator of shorter-term rates--went from 5.37% on June 30, 1998, to a low of 3.85% on October 16, 1998, and then back up to 5.06% on June 30, 1999.

                                   EVERGREEN
                     Capital Preservation and Income Fund

                           Portfolio Manager Interview

What was your strategy as conditions changed?

In keeping with our strategy, we try to find those sectors that offer the best relative value at any time. We started the fiscal year back on July 1, 1998, with a healthy weighting in fixed-rate securities, 29% of net assets. As these bonds rallied and other sectors suffered, we began to lower the weighting in fixed-rate securities, particularly U.S. government bonds, and moved into other sectors that offered greater relative value, including adjustable rate mortgages
(ARMS), fixed-rate commercial mortgages and asset-backed securities. We maintained our focus on adjustable rate mortgages, which we thought offered attractive value.

                                Asset Allocation
                      (as a percentage of portfolio assets)

               June 30, 1998       December 31, 1998          June 30, 1999

ARMs                 69%                  72%                      68%
Fixed-rate           29%                  25%                      30%
Cash                  2%                   3%                       2%

The Fund concentrates on mainly U.S. government or government agency securities, however, it can invest up to 20% of net assets in AAA-rated non-government securities. At the close of the fiscal year, about 16% of net assets were invested in AAA-rated non-government securities. Average maturity of the portfolio on June 30, 1999 was 4.8 years, while average duration was 1.2 years.

What is your outlook?

The outlook is driven by the policies of the Federal Reserve, which has started to tighten the money supply by raising short-term interest rates. We believe the Federal Reserve could raise rates once or twice more during the last six months of 1999. Federal Reserve Chairman Alan Greenspan has indicated he believes the economy can grow at an annual rate of about 3% without generating inflation. The economy most recently has been growing at a rate of about 4% a year.

An outlook of rising short-term rates creates a favorable environment for adjustable rate mortgages. While this outlook is similar to the movement of interest rates for the first six months of 1999, we would caution that after a period of strong performance, adjustable rate mortgages don't necessarily offer as much relative value as they did earlier. As interest rates rise, however, ARMS have the benefit of the ability to reset their coupons to meet higher rates. At some point during the next six months, higher interest rates could cut into the rate of economic growth. At that point, we may want to increase our allocation to the fixed-rate sector.

                                   EVERGREEN
                          Intermediate Term Bond Fund

                      Fund at a Glance as of June 30, 1999

Two significant steps we took during the past six months were to invest in European mortgage-backed securities and to reduce substantially the emphasis on U.S. mortgage-related securities.
                                    Portfolio
                                   Management
                                   ----------

                              David J. Bowers, CFA
                              Tenure: January 1999

-------------------------------------------------------------------------------
                            CURRENT INVESTMENT STYLE/1/
-------------------------------------------------------------------------------
                            [GRAPHIC APPEARS HERE]

Morningstar's Style Box is based on a portfolio date as of 6/30/99.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

Source: 1998 Morningstar, Inc.

/1/Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Classes B, C, and Y prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B and C have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees for Class A are .25%, for Class B are 1.00%, and for Class C are 1.00%. If these fees had been reflected, returns for Classes B and C would have been lower. The historical returns for Class Y have been adjusted to reflect the elimination of the .25% 12b-1 fee applicable to Class A. Class Y does not pay a 12b-1 fee. If these fees had not been eliminated, returns for Class Y would have been lower.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.
-------

-------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS/1/
-------------------------------------------------------------------------------

Portfolio Inception Date: 2/13/87     Class A     Class B     Class C   Class Y
Class Inception Date                  2/13/87     2/1/93      2/1/93    1/26/98
Average Annual Returns*
1 year with sales charge              -2.17%      -4.46%      -0.64%      n/a
1 year w/o sales charge                1.17%       0.31%       0.31%      1.43%
3 years                                5.06%       4.49%       5.39%      6.47%
5 years                                5.78%       5.31%       5.63%      6.73%
10 years                               6.75%       6.58%       6.58%      7.45%
Since Portfolio Inception              5.99%       5.85%       5.85%      6.71%
Maximum Sales Charge                   3.25%       5.00%       1.00%       n/a
                                     Front End      CDSC        CDSC
30-day SEC Yield                       5.94%       5.36%       5.39%      6.40%
12 month distributions per share      $0.53       $0.47       $0.47      $0.56
* Adjusted for maximum applicable sales charge.


-------------------------------------------------------------------------------
                                LONG TERM GROWTH
-------------------------------------------------------------------------------
                           [LINE GRAPH APPEARS HERE]

                         CPI               LBIGCBI/Corp    Evergreen Interm Bd A
        6/30/89        10,000                 10,000                  9,675
        6/30/90        10,467                 10,782                 10,142
        6/30/91        10,959                 11,916                 11,112
        6/30/92        11,297                 13,485                 12,689
        6/30/93        11,636                 14,900                 14,215
        6/30/94        11,926                 14,862                 14,048
        6/30/95        12,288                 16,404                 15,376
        6/30/96        12,622                 17,226                 16,041
        6/30/97        12,917                 18,470                 17,458
        6/30/98        13,135                 20,039                 18,998
        6/30/99        13,392                 20,885                 19,221


Comparison of a $10,000 investment in Evergreen Intermediate Term Bond Fund, Class A shares, versus a similar investment in the Lehman Brothers Intermediate Government/Corporate Bond Index (LBIGCBI) and the Consumer Price Index (CPI).

The LBIGCBI is an unmanaged index and does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                          Intermediate Term Bond Fund

                           Portfolio Manager Interview

How did the Fund perform?

For the 12 months ended June 30, 1999, Evergreen Intermediate Term Bond Fund Class B shares had a return of 0.31%. Performance is before deduction of any applicable sales charges. During the same 12-month period, the average return of intermediate term, investment grade bond funds was 2.00%, according to Lipper, Inc., a monitor of mutual fund performance, while the Lehman Brothers Intermediate Government/Corporate Bond Index had a return of 4.19%.

The 12-month period encompassed different conditions in the financial markets, making it a challenging time for the Fund with its emphasis on current income from corporate bonds. Nevertheless, the Fund maintained a generous income stream, with Class A shares remaining consistently in the top quartile of funds in the Lipper category in terms of current yield.


                                    Portfolio
                                 Characteristics
                                 ---------------


Total Net Assets                                             $ 178,298,361
Average Credit Quality                                                  A+
Effective Maturity                                               7.7 years
Average Duration                                                 5.4 years


What was the investment environment like during the fiscal year?

The 12-month period actually encompassed two distinctly different periods, with very different trends affecting fixed-income investors. Generally, however, one would say that the period was a time of volatility that proved difficult for funds emphasizing corporate bonds and other securities that pay yield premiums over government bonds.

The first six months were characterized principally by a flight to quality prompted by fears that economic problems in Asia and emerging markets could lead to a slowdown in global economic growth. During this period, investors throughout the world preferred the highest quality bonds, U.S. Treasury bonds, while tending to de-emphasize fixed income securities that carried credit risk. With this as a backdrop, the U.S. Federal Reserve Board stepped in, lowering short-term interest rates three successive times in the fall of 1998.

As 1999 began, we appeared to be returning to the situation that existed before the recessionary fears of late 1998. Economic growth in the United States was robust, with full employment and strong consumer spending. Internationally, the outlook improved considerably. As evidence of this economic strength persisted, the Federal Reserve Board began to give hints that it might raise short-term rates to stave off inflation. The bond market anticipated a rate increase, and interest rates tended to rise. In late June, the Federal Reserve did raise short-term rates by one-quarter of one percent.

                                   EVERGREEN
                          Intermediate Term Bond Fund

                          Portfolio Manager Interview

During this period, while the stock market tended to do well, the corporate bond market continued to disappoint investors for two principal reasons. First, a significant supply of new corporate bonds affected supply/demand relationships, keeping yields higher and prices lower. Second, the corporate bond market continued to reflect uncertainty about the direction and strength of economic trends, resulting in valuations inconsistent with the performance of the equity market.

Over this general period, corporate bonds, including those emphasized by your Fund, tended to underperform other, higher quality fixed income securities. As a result, we believe significant investment value exists in corporate bonds, which tend to be paying higher yields in relation to U.S. Treasury securities, than one might expect in a healthy, growing economy.

-------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION*
-------------------------------------------------------------------------------
(as a percentage of net assets)

[PIE CHART APPEARS HERE]

Corporate Notes/Bonds -- 55.5%
CMO & Mortgage-Backed Securities -- 13.8%
Foreign Bonds -- 11.5%
U.S. Treasury/Agency -- 10.2%
Asset-Backed Securities -- 6.2%
Mutual Fund Shares -- 2.3%
Repurchase Agreements
Other Assets & Liabilities -- 0.5%


What strategies did you pursue in this environment?

We maintained the Fund's long-term strategy of emphasizing intermediate-term corporate bonds, with the overwhelming majority rated investment grade or higher. Consistent with our philosophy, we do not try to anticipate the direction of interest rates by making explicit "bets" with the fund's duration or average maturity. At the end of the period, on June 30, the Fund's duration was 5.4 years, and effective maturity was 7.7 years.

In sector selection, we maintained a relatively defensive posture, emphasizing domestic bonds, including securities issued in the telecommunications and finance sectors. This has been a relatively successful tactic, particularly with respect to bonds from the insurance and banking industries. The emphasis on telecommunications industry bonds helped in 1998, but not in 1999, as an influx of new supply of debt by companies such as AT&T, MCI Worldcom and Sprint held back performance.

We maintained a consistent weighting in mortgages, concentrating on commercial mortgage-backed securities, high quality asset-backed securities and collaterialized mortgage obligations designed to minimize exposure to interest rate volatility.

* Portfolio composition subject to change.

                                   EVERGREEN
                          Intermediate Term Bond Fund

                          Portfolio Manager Interview


                                 Top 5 Sectors
                                 -------------
                    (as a percentage of net assets, 6/30/99)

Corporate Bonds                                                         55.3%
U.S. Treasury                                                            9.0%
Yankee Bonds*                                                            8.3%
Collateralized Mortgage Obligations                                      8.0%
Asset-Backed Securities                                                  6.2%


At the end of the fiscal year, the Fund's high yield weighting remained at 18% of net assets. We emphasized defensive sectors in high yield bonds, where we believe we can gain additional yield without taking undue credit risk. The preponderance of high yield securities were rated either BB or B, the two highest ratings below investment grade. The Fund's average credit rating remained relatively strong, at A+.


-------------------------------------------------------------------------------
                           CREDIT QUALITY ALLOCATION**
-------------------------------------------------------------------------------
(as a percentage of portfolio assets, 6/30/99)

[GRAPH APPEARS HERE]

U.S. Government/AAA -- 28%
A -- 22%
BBB -- 19%
BB or less -- 18%
AA -- 13%

What is your outlook?

We expect a more stable interest rate environment. We believe the U.S. Federal Reserve Board, which increasingly is conscious of the international impact of its decisions, may raise short-term rates further as it seeks to keep the economy growing at a sustainable pace without serious inflationary pressures. In general, we anticipate interest rates should be stable to slightly higher, with economic growth continuing, although at a somewhat slower pace. The earnings outlook for corporations remains positive, with full employment and strong consumer spending. This is an environment that tends to favor corporate bonds and other fixed income sectors with higher yields than those of government bonds. We believe the Fund is well positioned to take advantage of this climate of steady growth, stable interest rates, and greater certainty about the direction of the global economy.


* Yankee Bonds are bonds issued in the United States by foreign corporations and banks and denominated in the U.S. dollar.
** Portfolio composition subject to change.

                                   EVERGREEN
                          Short-Intermediate Bond Fund

                     Fund at a Glance as of June 30, 1999

The U.S. economy provided a very favorable backdrop for most fixed income securities during the opening months of the fiscal year.


                                    Portfolio
                                   Management
                                   ----------

                              P. Michael Jones, CFA
                                Tenure: June 1999


-------------------------------------------------------------------------------
                            CURRENT INVESTMENT STYLE/1/
-------------------------------------------------------------------------------

                             [CHART APPEARS HERE]

Morningstar's Style Box is based on a portfolio date as of 6/30/99.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

Source: 1999 Morningstar, Inc.

/1/Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Classes B, C, and Y prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B, C, and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees for Class A are .25%, for Class B are 1.00%, and for Class C are 1.00%. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower, while returns for Class Y would have been higher.


-------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS/1/
-------------------------------------------------------------------------------
Portfolio Inception Date: 1/28/89    Class A      Class B    Class C   Class Y
Class Inception Date                 1/28/89      1/25/93     9/6/94    1/4/91
Average Annual Returns*
1 year with sales charge               0.25%      -2.23%       1.69%       n/a
1 year w/o sales charge                3.59%       2.66%       2.66%      3.69%
3 years                                4.65%       3.94%       4.84%      5.91%
5 years                                5.50%       4.95%       5.33%      6.32%
10 years                               6.45%       6.24%       6.36%      6.92%
Since Portfolio Inception              6.79%       6.59%       6.71%      7.25%
Maximum Sales Charge                   3.25%       5.00%       1.00%       n/a
                                     Front End      CDSC        CDSC
30-day SEC Yield                       5.73%       5.02%       5.02%      6.03%
12-month distributions per share      $0.57       $0.48       $0.48      $0.58
* Adjusted for maximum applicable sales charge.

-------------------------------------------------------------------------------
                                LONG TERM GROWTH
-------------------------------------------------------------------------------

                             [GRAPH APPEARS HERE]

         Date           CPI               LBIGCBI                Class A
       --------       -------             -------                -------
       06/30/89        10,000              10,000                  9,675
       06/30/90        10,467              10,782                 10,265
       06/30/91        10,959              11,916                 11,306
       06/30/92        11,297              13,485                 12,733
       06/30/93        11,636              14,900                 13,937
       06/30/94        11,926              14,862                 13,822
       06/30/95        12,288              16,404                 15,096
       06/30/96        12,622              17,226                 15,768
       06/30/97        12,917              18,470                 16,835
       06/30/98        13,135              20,039                 18,027
       06/30/99        13,392              20,885                 18,674


Comparison of a $10,000 investment in Evergreen Short-Intermediate Bond Fund, Class A shares, versus a similar investment in the Lehman Brothers Intermediate Government/Corporate Bond Index (LBIGCBI) and the Consumer Price Index (CPI).

The LBIGCBI is an unmanaged index and does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                         Short-Intermediate Bond Fund

                          Portfolio Manager Interview

How did the Fund perform during the fiscal year?

For the 12 months ended June 30, 1999, the Evergreen Short-Intermediate Bond Fund, Class A shares, returned 3.59%. The Fund's benchmark, the Lehman Brothers Intermediate Government/Corporate Bond Index returned 4.19% for the same period. The Fund's performance exceeded the 3.38% average return of 101 short intermediate investment grade funds tracked by Lipper Inc., a leading mutual fund rating company. During the past three-year and five-year periods, the Fund also outperformed the average return of its peer group.


                                    Portfolio
                                 Characteristics
                                 ---------------


Total Net Assets                                                 $378,215,808
Average Credit Quality                                                    AA1
Effective Maturity                                                  5.0 years
Average Duration                                                    3.5 years


What was the investing environment like for bonds during the past twelve months?

The fiscal year was broken into two markedly different periods: the first three months during which rates declined sharply, and the final nine months in which rates increased steadily. The yield on the bellwether 30-year Treasury Bond started the period at 5.63%, and fell as low as 4.70% before soaring to 5.96% by June 30.

The U.S. economy remained in overdrive throughout the twelve months, while interest rates trended upward as fears of excessive economic growth and inflationary pressure penetrated the market. Then, in May, the Federal Reserve Board shifted from neutral to a tightening stance regarding monetary policy, finally raising the Federal Funds rate by 0.25% on the final day of the fiscal year.


-------------------------------------------------------------------------------
                               PORTFOLIO MATURITY
-------------------------------------------------------------------------------
(as a percentage of portfolio assets)

[GRAPH APPEARS HERE]

1 - 5 years -- 47.3%
5 - 10 Years -- 43.3%
0 - 1 year -- 9.4%


Which investment strategies most impacted performance?

As the yield on the 30-year Treasury Bond fell from 5.63% to 5.10% during the first six months, our decision to maintain a duration 105% to 110% of our benchmark helped performance. Then, as rates trended upward, we reversed this long strategy and reduced duration from 3.79 years to 3.52 years during the final half of the period. As interest rates rise a shorter duration adds to performance as was the case for this six month period.

*Portfolio composition subject to change.

                                   EVERGREEN
                         Short-Intermediate Bond Fund

                          Portfolio Manager Interview

From a sector standpoint, we bulked up the portfolio's exposure to corporate and mortgage-backed securities early in the period, because our research determined these sectors to represent the greatest value. As both of these areas rebounded from poor performances in late 1998, the portfolio's increased weighting had a positive impact on total return.

-------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION*
-------------------------------------------------------------------------------
(as a percentage of portfolio assets)

[GRAPH APPEARS HERE]

Government/Agency -- 46.3%
AAA -- 20.8%
A -- 15.0%
BBB -- 12.0%
AA -- 3.9%
NR -- 2.0%


What do you foresee for the final half of 1999?

Going forward, the portfolio will likely maintain a neutral-to-shorter duration stance in anticipation of rising interest rates in the near term. Historically, interest rate hikes by the Federal Reserve Board are not a one-time event, but rather are followed up by additional increases. We feel that a tight labor market, strong consumer spending and emerging inflationary signs will prompt the Fed to increase rates at least one more time in the near term.


* Portfolio composition subject to change.

                                   EVERGREEN
                      Capital Preservation and Income Fund

                              Financial Highlights
                (For a share outstanding throughout each period)

                          Year Ended June                        Year Ended
                                30,                            September 30,
                          ----------------    Period Ended    ------------------
                           1999     1998    June 30, 1997 (a)  1996     1995 (b)
CLASS A SHARES
Net asset value,
 beginning of period      $  9.73  $  9.80       $  9.74      $  9.68   $  9.51
                          -------  -------       -------      -------   -------
Income from investment
 operations
Net investment income        0.53     0.57          0.46         0.61++    0.46
Net realized and
 unrealized gains or
 losses on securities       (0.08)   (0.07)         0.03         0.01      0.14
                          -------  -------       -------      -------   -------
Total from investment
 operations                  0.45     0.50          0.49         0.62      0.60
                          -------  -------       -------      -------   -------
Less distributions
From net investment
 income                     (0.53)   (0.57)        (0.43)       (0.53)    (0.43)
Returns of capital              0        0             0        (0.03)        0
                          -------  -------       -------      -------   -------

Total distributions         (0.53)   (0.57)        (0.43)       (0.56)    (0.43)
                          -------  -------       -------      -------   -------
Net asset value, end of
 period                   $  9.65  $  9.73       $  9.80      $  9.74   $  9.68
                          -------  -------       -------      -------   -------
Total return*                4.80%    5.24%         5.12%        6.56%     6.36%
Ratios/supplemental data
Net assets, end of
 period (thousands)       $18,149  $18,022       $15,751      $22,684   $19,293
Ratios to average net
 assets
 Expenses#                   0.85%    0.87%         0.92%+       0.91%     0.86%+
 Net investment income       5.53%    5.77%         6.24%+       6.31%     6.37%+
Portfolio turnover rate        41%      88%           52%          74%       67%

                          Year Ended June                       Year Ended September
                                30,                                      30,
                          -----------------    Period Ended    --------------------------
                           1999      1998    June 30, 1997 (a)  1996      1995     1994
CLASS B SHARES
Net asset value,
 beginning of period      $  9.74   $  9.81       $  9.75      $  9.68   $  9.62  $  9.91
                          -------   -------       -------      -------   -------  -------
Income from investment
 operations
Net investment income        0.46++    0.49          0.39         0.55++    0.52     0.47
Net realized and
 unrealized gains or
 losses on securities       (0.09)    (0.07)         0.04         0.01      0.03    (0.41)
                          -------   -------       -------      -------   -------  -------
Total from investment
 operations                  0.37      0.42          0.43         0.56      0.55     0.06
                          -------   -------       -------      -------   -------  -------
Less distributions
From net investment
 income                     (0.46)    (0.49)        (0.37)       (0.46)    (0.49)   (0.35)
Returns of capital              0         0             0        (0.03)        0        0
                          -------   -------       -------      -------   -------  -------

Total distributions         (0.46)    (0.49)        (0.37)       (0.49)    (0.49)   (0.35)
                          -------   -------       -------      -------   -------  -------
Net asset value, end of
 period                   $  9.65   $  9.74       $  9.81      $  9.75   $  9.68  $  9.62
                          -------   -------       -------      -------   -------  -------
Total return*                3.86%     4.42%         4.53%        5.90%     5.81%    0.58%
Ratios/supplemental data
Net assets, end of
 period (thousands)       $15,618   $26,056       $32,694      $44,096   $62,998  $95,761
Ratios to average net
 assets
 Expenses#                   1.65%     1.65%         1.67%+       1.63%     1.53%    1.50%
 Net investment income       4.72%     5.07%         5.52%+       5.63%     5.46%    4.05%
Portfolio turnover rate        41%       88%           52%          74%       67%      34%

(a) For the nine months ended June 30, 1997. The Fund changed its fiscal year end from September 30 to June 30, effective June 30, 1997.
(b) For the period from December 30, 1994 (commencement of class operations) to September 30, 1995.
 *  Excluding applicable sales charges.
 +  Annualized.
++  Calculation based on average shares outstanding.
 # The ratio of expenses to average net assets excludes fee credits and includes fee waivers.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                      Capital Preservation and Income Fund

                              Financial Highlights
                (For a share outstanding throughout each period)


                          Year Ended June 30,                      Year Ended September 30,
                          ---------------------    Period Ended    -----------------------
                            1999        1998     June 30, 1997 (a)  1996     1995    1994
CLASS C SHARES
Net asset value,
 beginning of period      $    9.74   $    9.80       $ 9.74       $ 9.67   $ 9.60  $ 9.90
                          ---------   ---------       ------       ------   ------  ------
Income from investment
 operations
Net investment income          0.46++      0.49         0.40         0.54++   0.52    0.40
Net realized and
 unrealized gains or
 losses on securities         (0.09)      (0.06)        0.03         0.02     0.04   (0.35)
                          ---------   ---------       ------       ------   ------  ------
Total from investment
 operations                    0.37        0.43         0.43         0.56     0.56    0.05
                          ---------   ---------       ------       ------   ------  ------
Less distributions
From net investment
 income                       (0.46)      (0.49)       (0.37)       (0.46)   (0.49)  (0.35)
                          ---------   ---------       ------       ------   ------  ------
Returns of capital                0           0            0        (0.03)       0       0
Total distributions           (0.46)      (0.49)       (0.37)       (0.49)   (0.49)  (0.35)
                          ---------   ---------       ------       ------   ------  ------
Net asset value, end of
 period                   $    9.65   $    9.74       $ 9.80       $ 9.74   $ 9.67  $ 9.60
                          ---------   ---------       ------       ------   ------  ------
Total return*                  3.86%       4.53%        4.53%        5.91%    5.93%   0.48%
Ratios/supplemental data
Net assets, end of
 period (thousands)       $   3,928   $   3,972       $4,105       $4,152   $2,755  $2,874
Ratios to average net
 assets
 Expenses#                     1.65%       1.65%        1.67%+       1.64%    1.53%   1.50%
 Net investment income         4.72%       5.05%        5.53%+       5.60%    5.51%   4.08%
Portfolio turnover rate          41%         88%          52%          74%      67%     34%

(a) For the nine months ended June 30, 1997. The Fund changed its fiscal year end from September 30 to June 30, effective June 30, 1997.
*   Excluding applicable sales charges.
+   Annualized.
++  Calculation based on average shares outstanding.
# The ratio of expenses to average net assets excludes fee credits and includes fee waivers.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Intermediate Term Bond Fund

                              Financial Highlights
                (For a share outstanding throughout each period)


                          Year Ended June 30,                        Year Ended July 31,
                          --------------------     Period Ended    -------------------------
                            1999       1998      June 30, 1997 (a)  1996     1995     1994
CLASS A SHARES
Net asset value,
 beginning of period      $    9.08  $    8.93        $  8.73      $  8.88  $  8.84  $  9.46
                          ---------  ---------        -------      -------  -------  -------
Income from investment
 operations
Net investment income          0.53       0.57++         0.54         0.59     0.63     0.57++
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions         (0.42)      0.20           0.18        (0.16)    0.02    (0.59)
                          ---------  ---------        -------      -------  -------  -------
Total from investment
 operations                    0.11       0.77           0.72         0.43     0.65    (0.02)
                          ---------  ---------        -------      -------  -------  -------
Less distributions
From net investment
 income                       (0.53)     (0.62)         (0.52)       (0.58)   (0.61)   (0.59)
Returns of capital                0          0              0            0        0    (0.01)
                          ---------  ---------        -------      -------  -------  -------
Total distributions           (0.53)     (0.62)         (0.52)       (0.58)   (0.61)   (0.60)
                          ---------  ---------        -------      -------  -------  -------
Net asset value, end of
 period                   $    8.66  $    9.08        $  8.93      $  8.73  $  8.88  $  8.84
                          ---------  ---------        -------      -------  -------  -------
Total return*                  1.17%      8.82%          8.40%        4.95%    7.76%   (0.29%)
Ratios/supplemental data
Net assets, end of
 period (thousands)       $ 107,714  $ 123,723        $10,341      $12,958  $14,558  $16,036
Ratios to average net
 assets
 Expenses#                     1.10%      1.11%          1.12%+       1.10%    1.00%    1.00%
 Net investment income         5.90%      6.00%          6.43%+       6.57%    7.13%    6.81%
Portfolio turnover rate         170%       331%           179%         231%     149%     280%

                          Year Ended June 30,                        Year Ended July 31,
                          --------------------     Period Ended    -------------------------
                            1999       1998      June 30, 1997 (a)  1996     1995     1994
CLASS B SHARES
Net asset value,
 beginning of period      $    9.09  $    8.95        $  8.74      $  8.89  $  8.85  $  9.47
                          ---------  ---------        -------      -------  -------  -------
Income from investment
 operations
Net investment income          0.47       0.48++         0.47         0.52     0.56     0.49++
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions         (0.43)      0.21           0.20        (0.16)    0.02    (0.58)
                          ---------  ---------        -------      -------  -------  -------
Total from investment
 operations                    0.04       0.69           0.67         0.36     0.58    (0.09)
                          ---------  ---------        -------      -------  -------  -------
Less distributions
From net investment
 income                       (0.47)     (0.55)         (0.46)       (0.51)   (0.54)   (0.52)
Returns of capital                0          0              0            0        0    (0.01)
                          ---------  ---------        -------      -------  -------  -------

Total distributions           (0.47)     (0.55)         (0.46)       (0.51)   (0.54)   (0.53)
                          ---------  ---------        -------      -------  -------  -------
Net asset value, end of
 period                   $    8.66  $    9.09        $  8.95      $  8.74  $  8.89  $  8.85
                          ---------  ---------        -------      -------  -------  -------
Total return*                  0.31%      7.89%          7.81%        4.10%    6.87%   (1.05%)
Ratios/supplemental data
Net assets, end of
 period (thousands)       $  11,100  $  10,763        $11,368      $16,034  $17,985  $17,819
Ratios to average net
 assets
 Expenses#                     1.85%      1.86%          1.87%+       1.85%    1.75%    1.75%
 Net investment income         5.15%      5.28%          5.68%+       5.82%    6.38%    5.48%
Portfolio turnover rate         170%       331%           179%         231%     149%     280%

(a) For the eleven months ended June 30, 1997. The Fund changed its fiscal year end from July 31 to June 30, effective June 30, 1997.
 *  Excluding applicable sales charges.
 +  Annualized.
++  Calculation based on average shares outstanding.
 # The ratio of expenses to average net assets excludes fee credits and includes fee waivers.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Intermediate Term Bond Fund

                              Financial Highlights
                (For a share outstanding throughout each period)

                           Year Ended June 30,                        Year Ended July 31,
                           ---------------------     Period Ended    ------------------------
                             1999        1998      June 30, 1997 (a)  1996    1995     1994
 CLASS C SHARES
 Net asset value,
  beginning of period      $    9.09   $    8.94        $ 8.74       $ 8.89  $  8.85  $  9.46
                           ---------   ---------        ------       ------  -------  -------
 Income from investment
  operations
 Net investment income          0.47++      0.49++        0.46         0.52     0.55     0.49++
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions         (0.43)       0.21          0.20        (0.16)    0.03    (0.57)
                           ---------   ---------        ------       ------  -------  -------
 Total from investment
  operations                    0.04        0.70          0.66         0.36     0.58    (0.08)
                           ---------   ---------        ------       ------  -------  -------
 Less distributions
 From net investment
  income                       (0.47)      (0.55)        (0.46)       (0.51)   (0.54)   (0.52)
 Returns of capital                0           0             0            0        0    (0.01)
 Total distributions           (0.47)      (0.55)        (0.46)       (0.51)   (0.54)   (0.53)
                           ---------   ---------        ------       ------  -------  -------
 Net asset value, end of
  period                   $    8.66   $    9.09        $ 8.94       $ 8.74  $  8.89  $  8.85
                           ---------   ---------        ------       ------  -------  -------
 Total return*                  0.31%       8.01%         7.70%        4.10%    6.87%   (0.95%)
 Ratios/supplemental data
 Net assets, end of
  period (thousands)       $   4,718   $   5,439        $7,259       $9,084  $10,185  $13,086
 Ratios to average net
  assets
  Expenses#                     1.85%       1.86%         1.87%+       1.85%    1.75%    1.75%
  Net investment income         5.15%       5.26%         5.68%+       5.82%    6.37%    5.44%
 Portfolio turnover rate         170%        331%          179%         231%     149%     280%

                                                 Year Ended     Period Ended
                                                June 30, 1999 June 30, 1998 (b)
 CLASS Y SHARES
 Net asset value, beginning of period              $  9.08         $  9.09
                                                   -------         -------
 Income from investment operations
 Net investment income                                0.56            0.24++
 Net realized and unrealized gains or losses
  on securities and foreign currency related
  transactions                                       (0.42)          (0.01)
                                                   -------         -------
 Total from investment operations                     0.14            0.23
                                                   -------         -------
 Less distributions from net investment income       (0.56)          (0.24)
                                                   -------         -------
 Net asset value, end of period                    $  8.66         $  9.08
                                                   -------         -------
 Total return                                         1.43%           2.58%
 Ratios/supplemental data
 Net assets, end of period (thousands)             $54,766         $63,721
 Ratios to average net assets
 Expenses#                                            0.85%           0.86%+
 Net investment income                                6.15%           6.23%+
 Portfolio turnover rate                               170%            331%

(a) For the eleven months ended June 30, 1997. The Fund changed its fiscal year end from July 31 to June 30, effective June 30, 1997.
(b) For the period from January 26, 1998 (commencement of class operations) to June 30, 1998.
 *  Excluding applicable sales charges.
 +  Annualized.
++  Calculation based on average shares outstanding.
 # The ratio of expenses to average net assets excludes fee credits and includes fee waivers.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Short Intermediate Bond Fund

                              Financial Highlights
                (For a share outstanding throughout each period)

                                 Year Ended June 30,
                           ----------------------------------    Period Ended       Year Ended
                            1999     1998     1997     1996    June 30, 1995 (a) December 31, 1994
 CLASS A SHARES
 Net asset value,
  beginning of period      $  9.90  $  9.83  $  9.82  $ 10.02       $  9.52           $ 10.42
                           -------  -------  -------  -------       -------           -------
 Income from investment
  operations
 Net investment income        0.57     0.61     0.63     0.63          0.32              0.65
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions       (0.22)    0.07     0.02    (0.19)         0.50             (0.91)
                           -------  -------  -------  -------       -------           -------
 Total from investment
  operations                  0.35     0.68     0.65     0.44          0.82             (0.26)
                           -------  -------  -------  -------       -------           -------
 Less distributions from
  net investment income      (0.57)   (0.61)   (0.64)   (0.64)        (0.32)            (0.64)
                           -------  -------  -------  -------       -------           -------
 Net asset value, end of
  period                   $  9.68  $  9.90  $  9.83  $  9.82       $ 10.02           $  9.52
                           -------  -------  -------  -------       -------           -------
 Total return*                3.59%    7.08%    6.77%    4.45%         8.77%            (2.57%)
 Ratios/supplemental data
 Net assets, end of
  period (thousands)       $19,127  $16,848  $17,703  $18,630       $18,898           $19,127
 Ratios to average net
  assets
  Expenses#                   0.82%    0.80%    0.72%    0.79%         0.77%+            0.75%
  Net investment incom        5.78%    6.14%    6.37%    6.35%         6.58%+            6.46%
 Portfolio turnover rate        50%      68%      45%      76%           34%               48%

                                 Year Ended June 30,
                           ----------------------------------    Period Ended       Year Ended
                            1999     1998     1997     1996    June 30, 1995 (a) December 31, 1994
 CLASS B SHARES
 Net asset value,
  beginning of period      $  9.92  $  9.85  $  9.84  $ 10.04       $  9.54           $ 10.44
                           -------  -------  -------  -------       -------           -------
 Income from investment
  operations
 Net investment income        0.49     0.52     0.54     0.55          0.28              0.58
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions       (0.23)    0.07     0.01    (0.19)         0.50             (0.92)
                           -------  -------  -------  -------       -------           -------
 Total from investment
  operations                  0.26     0.59     0.55     0.36          0.78             (0.34)
                           -------  -------  -------  -------       -------           -------
 Less distributions from
  net investment income      (0.48)   (0.52)   (0.54)   (0.56)        (0.28)            (0.56)
                           -------  -------  -------  -------       -------           -------
 Net asset value, end of
  period                   $  9.70  $  9.92  $  9.85  $  9.84       $ 10.04           $  9.54
                           -------  -------  -------  -------       -------           -------
 Total return*                2.66%    6.11%    5.78%    3.62%         8.31%            (3.33%)
 Ratios/supplemental data
 Net assets, end of
  period (thousands)       $22,553  $22,689  $22,237  $21,006       $17,366           $17,625
 Ratios to average net
  assets
  Expenses#                   1.72%    1.70%    1.62%    1.69%         1.67%+            1.50%
  Net investment income       4.87%    5.23%    5.48%    5.45%         5.68%+            5.75%
 Portfolio turnover rate        50%      68%      45%      76%           34%               48%

(a) For the six months ended June 30, 1995. The Fund changed fiscal year end from December 31 to June 30, effective June 30, 1995.
 *  Excluding applicable sales charges.
 +  Annualized.
 # The ratio of expenses to average net assets excludes fee credits and includes fee waivers.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Short Intermediate Bond Fund

                              Financial Highlights
                (For a share outstanding throughout each period)

                               Year Ended June 30,
                           ------------------------------    Period Ended        Period Ended
                            1999    1998    1997    1996   June 30, 1995 (a) December 31, 1994 (b)
 CLASS C SHARES
 Net asset value,
  beginning of period      $ 9.92  $ 9.85  $ 9.84  $10.05       $ 9.55               $9.85
                           ------  ------  ------  ------       ------               -----
 Income from investment
  operations
 Net investment income       0.49    0.52    0.54    0.55         0.26                0.18
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions      (0.23)   0.07    0.01   (0.20)        0.50               (0.30)
                           ------  ------  ------  ------       ------               -----
 Total from investment
  operations                 0.26    0.59    0.55    0.35         0.76               (0.12)
                           ------  ------  ------  ------       ------               -----
 Less distributions from
  net investment income     (0.48)  (0.52)  (0.54)  (0.56)       (0.26)              (0.18)
                           ------  ------  ------  ------       ------               -----
 Net asset value, end of
  period                   $ 9.70  $ 9.92  $ 9.85  $ 9.84       $10.05               $9.55
                           ------  ------  ------  ------       ------               -----
 Total return*               2.66%   6.11%   5.77%   3.51%        8.23%              (1.27%)
 Ratios/supplemental data
 Net assets, end of
  period (thousands)       $1,360  $1,143  $1,029  $1,155       $  527               $ 512
 Ratios to average net
  assets
 Expenses#                   1.72%   1.70%   1.62%   1.69%        1.67%+              1.65%+
 Net investment income       4.87%   5.25%   5.47%   5.46%        5.69%+              5.87%+
 Portfolio turnover rate       50%     68%     45%     76%          34%                 48%

                                   Year Ended June 30,
                           --------------------------------------    Period Ended       Year Ended
                             1999      1998      1997      1996    June 30, 1995 (a) December 31, 1994
 CLASS Y SHARES
 Net asset value,
  beginning of period      $   9.90  $   9.83  $   9.82  $  10.02      $   9.52          $  10.43
                           --------  --------  --------  --------      --------          --------
 Income from investment
  operations
 Net investment income         0.58      0.62      0.64      0.64          0.33              0.65
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions        (0.22)     0.07      0.02     (0.19)         0.49             (0.91)
                           --------  --------  --------  --------      --------          --------
 Total from investment
  operations                   0.36      0.69      0.66      0.45          0.82             (0.26)
                           --------  --------  --------  --------      --------          --------
 Less distributions from
  net investment income       (0.58)    (0.62)    (0.65)    (0.65)        (0.32)            (0.65)
                           --------  --------  --------  --------      --------          --------
 Net asset value, end of
  period                   $   9.68  $   9.90  $   9.83  $   9.82      $  10.02          $   9.52
                           --------  --------  --------  --------      --------          --------
 Total return                  3.69%     7.19%     6.88%     4.63%         8.80%            (2.55%)
 Ratios/supplemental data
 Net assets, end of
  period (thousands)       $335,175  $348,358  $357,706  $352,095      $347,050          $345,025
 Ratios to average net
  assets
 Expenses#                     0.72%     0.70%     0.62%     0.69%         0.67%+            0.65%
 Net investment income         5.88%     6.25%     6.48%     6.45%         6.68%+            6.56%
 Portfolio turnover rate         50%       68%       45%       76%           34%               48%

(a) For the six months ended June 30, 1995. The Fund changed its fiscal year end from December 31 to June 30, effective June 30, 1995.
(b) For the period from September 6, 1994 (commencement of class operations) to December 31, 1994.
 *  Excluding applicable sales charges.
 +  Annualized.
 # The ratio of expenses to average net assets excludes fee credits and includes fee waivers.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                      Capital Preservation and Income Fund

                            Schedule of Investments
                                 June 30, 1999

  Principal
   Amount                                                         Value

 ADJUSTABLE RATE MORTGAGE SECURITIES - 67.5%
             Federal Home Loan Mortgage Corp.: - 22.7%
 $ 1,085,330 6.72%, 1/1/22..................................   $  1,121,281
     647,378 6.90%, 3/1/21..................................        661,841
     726,028 6.93%, 7/1/30..................................        747,467
   1,669,576 6.96%, 6/1/16..................................      1,709,496
     554,956 7.07%, 10/1/21.................................        580,451
     891,651 7.11%, 11/1/21.................................        914,499
     837,079 7.14%, 3/1/19..................................        866,900
     607,511 7.15%, 4/1/22..................................        632,571
     322,727 7.40%, 4/1/20..................................        327,920
     875,173 7.50%, 9/1/17..................................        904,028
      30,079 7.54%, 5/1/19..................................         30,855
      42,782 9.46%, 5/1/20..................................         43,938
                                                               ------------
                                                                  8,541,247
                                                               ------------
             Federal National Mortgage
              Assn.: - 44.8%
   1,077,228 5.80%, 4/1/38..................................      1,084,971
   1,414,308 5.95%, 11/1/28.................................      1,411,437
     997,322 6.10%, 5/1/36..................................      1,004,802
     178,870 6.45%, 1/1/22..................................        181,301
     528,254 6.58%, 3/1/19-7/1/27...........................        542,233
     706,252 6.60%, 12/1/19.................................        725,233
   1,644,136 6.64%, 6/1/19-5/1/22...........................      1,700,108
     554,403 6.74%, 1/1/16..................................        569,738
     467,279 6.79%, 1/1/22..................................        484,293
   1,782,859 6.80%, 10/1/16-12/1/23.........................      1,832,646
   2,620,095 6.85%, 9/1/21-12/1/22..........................      2,693,869
     861,060 6.86%, 10/1/17-11/1/18.........................        884,728
     383,065 6.875%, 8/1/15.................................        386,953
      85,795 6.89%, 2/1/17..................................         85,849
   1,529,347 6.92%, 1/1/31..................................      1,578,577
     144,224 6.99%, 7/1/19..................................        145,148
   1,080,990 7.06%, 9/1/18..................................      1,135,213
     211,353 7.16%, 11/1/17.................................        218,090
     233,010 7.50%, 6/1/18..................................        242,768
                                                               ------------
                                                                 16,907,957
                                                               ------------
             Total Adjustable Rate Mortgage Securities
              (cost $25,491,992)............................     25,449,204
                                                               ------------
 FIXED RATE MORTGAGES - 6.2%
             Federal Home Loan Mortgage
              Corp.: - 1.1%
     398,899 10.50%, 4/1/04--10/1/05........................        410,712
                                                               ------------
             Federal National Mortgage
              Assn.: - 1.6%
     169,971 9.50%, 4/15/05.................................        175,017
     398,826 11.00%, 1/1/16-1/1/18..........................        434,385
                                                               ------------
                                                                    609,402
                                                               ------------
             Government National Mortgage Assn. - 3.5%
   1,280,875 10.25%, 11/15/29...............................      1,297,859
                                                               ------------
             Total Fixed Rate Mortgages
              (cost $2,386,758).............................      2,317,973
                                                               ------------
 ASSET-BACKED SECURITIES - 11.0%
   1,090,000 Carco Auto Loan Master Trust, Ser. 1997-1,
              Class A,
              6.69%, 8/15/04................................      1,094,022

  Principal
   Amount                                                             Value

 ASSET-BACKED SECURITIES - (continued)
 $ 1,083,661 CoreStates Home Equity Trust, Ser. 1994-1, Class A,
              6.65%, 5/15/09....................................   $  1,082,686
     500,000 Delta Funding Home Equity Loan Trust, Ser. 1997-1,
              Class A5, 7.74%, 4/25/29..........................        512,377
   1,303,321 Merrill Lynch Mortgage Investors, Inc., Ser. 1992-
              B, Class B,
              8.50%, 4/15/12....................................      1,307,388
     163,133 The Money Store Home Equity Trust, Ser.1997-B Class
              A4,
              6.64%, 1/15/17....................................        163,274
                                                                   ------------
             Total Asset-Backed Securities
              (cost $4,174,004).................................      4,159,747
                                                                   ------------
 COLLATERALIZED MORTGAGE OBLIGATIONS - 6.4%
         441 Federal Home Loan Mortgage Corp., Ser. 11 Class C,
              9.50%, 4/15/19....................................            439
     640,514 Federal Home Loan Mortgage Corp., Ser. 20, Class F,
              6.03%, 7/1/29.....................................        639,914
   1,000,000 Mellon Residential Funding Corp. Ser.1999-TBC1.
              Class A3,
              6.11%, 1/25/29....................................        991,875
     788,349 Nomura Depositor Trust,
              Ser. 1998-ST1, Class A1,
              5.18%, 2/15/34 (a)................................        779,677
                                                                   ------------
             Total Collateralized Mortgage Obligations
              (cost $2,433,776).................................      2,411,905
                                                                   ------------
 U.S. AGENCY OBLIGATIONS - 1.3% (cost $499,805)
     500,000 Federal National Mortgage Assn. 5.625%, 5/14/04....        484,530
                                                                   ------------
 U.S. TREASURY OBLIGATIONS - 5.3%
             U.S. Treasury Notes:
     600,000 4.50%, 1/31/01.....................................        591,186
     600,000 4.75%, 2/15/04.....................................        577,122
     825,000 5.50%, 5/31/03.....................................        818,680
                                                                   ------------
             Total U.S. Treasury Obligations
              (cost $2,010,732).................................      1,986,988
                                                                   ------------
 REPURCHASE AGREEMENT - 1.3% (cost $502,000)
     502,000 Evergreen Joint Repurchase Agreement (5.00% dated
              6/30/1999 due 7/1/1999, maturity value $502,070)
              (b)...............................................        502,000
                                                                   ------------

             Total Investments -
              (cost $37,499,067)...........................    99.0%  37,312,347
             Other Assets and
              Liabilities - net............................     1.0      382,364
                                                              -----  -----------
             Net Assets....................................   100.0% $37,694,711
                                                              =====  ===========

(a) Securities that may be sold to qualified institutional buyers under Rule 144A or securities offered pursuant to Section 4(2) of the securities act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(b) The repurchase agreements are fully collateralized by U.S. Treasury and/or federal agency obligations based on market prices plus accrued interest at June 30, 1999.

                                   EVERGREEN
                          Intermediate Term Bond Fund

                            Schedule of Investments
                                 June 30, 1999

  Principal
   Amount                                                             Value

 ASSET-BACKED SECURITIES - 6.2% (b)
 $ 2,000,000 American Express Credit Account, Ser. 1999-1 Class
              B (Est. Maturity 2004), 5.85%, 11/15/06...........   $  1,935,530
   1,000,000 California Infrastructure PG&E, Series 1997-1
              Certificate, Class A4 (Est. Maturity 2000),
              6.16%, 6/25/03....................................      1,003,900
   2,500,000 Contimortgage Home Equity Loan Trust, Ser. 1998-1
              Class A6 (Est. Maturity 2003),
              6.58%, 12/15/18...................................      2,431,875
             CoreStates Home Equity Trust:
     716,440  Ser. 1994-1 Class A (Est. Maturity 2000),
              6.65%, 5/15/09....................................        715,796
   1,000,000  Ser. 1996-1 Class A4 (Est. Mat. 2002),
              7.00%, 6/15/12....................................      1,012,185
   1,000,000 Southern Pacific Secured Assets Corp., Ser. 1996-3
              Class A4 (Est. Maturity 2002),
              7.60%, 10/25/27...................................      1,024,125
   3,000,000 WFS Owner Trust,
              (Est. Maturity 2001),
              6.30%, 3/20/05....................................      2,988,750
                                                                   ------------
             Total Asset-Backed Securities
              (cost $11,251,734)................................     11,112,161
                                                                   ------------
 CORPORATE BONDS - 55.3%
             Aerospace & Defense - 5.3%
     500,000 BE Aerospace, Inc., Sr. Sub Notes, 9.50%, 11/1/08..        505,000
   3,675,000 Boeing, Inc., Deb.,
              8.10%, 11/15/06...................................      3,957,093
   3,000,000 Lockheed Martin Corp., Notes, 7.25%, 5/15/06.......      3,002,040
   2,000,000 Raytheon Co., Notes, 6.75%, 8/15/07................      1,979,640
                                                                   ------------
                                                                      9,443,773
                                                                   ------------
             Automotive Equipment & Manufacturing - 1.0%
     750,000 Delphi Automotive Sys. Corp.,
              Notes,
              6.50%, 5/1/09.....................................        707,250
     200,000 Eagle Picher Inds., Inc.,
              Sr. Sub. Notes,
              9.375%, 3/1/08....................................        190,000
     750,000 Hayes Lemmerz Int'l., Inc.,
              Sr. Sub. Notes,
              8.25%, 12/15/08 (a)...............................        712,500
     250,000 Mark IV Inds., Inc.,
              Sr. Sub. Notes,
              7.50%, 9/1/07.....................................        230,625
                                                                   ------------
                                                                      1,840,375
                                                                   ------------
             Banks - 7.5%
   1,000,000 Amsouth Bancorp.,
              Sub. Deb., Puttable 2005,
              6.75%, 11/1/25 ...................................        986,380
   2,500,000 Bank One Texas N.A., Sub. Notes, 6.25%, 2/15/08
              (f)...............................................      2,373,525
   1,250,000 Chase Manhattan Corp., Sub. Notes, 9.375%, 7/1/01..      1,322,200
   2,000,000 Fleet Fin'l. Group, Inc., Notes, 6.50%, 3/15/08
              (f)...............................................      1,922,160

  Principal
   Amount                                                           Value

 CORPORATE BONDS - continued
             Banks - continued
 $   800,000 Harris BanCorp.,
              Sub. Notes,
              9.375%, 6/1/01..................................   $    841,424
   2,000,000 Mellon Fin'l., Co., Sr. Notes, 5.75%, 11/15/03...      1,926,940
   2,000,000 NationsBank Corp., Sub. Notes, 8.125%, 6/15/02...      2,098,020
   2,000,000 Suntrust Banks, Inc., Sr. Bond, 6.00%, 1/15/28...      1,888,920
                                                                 ------------
                                                                   13,359,569
                                                                 ------------
             Building, Construction & Furnishings - 0.8%
     450,000 MDC Holdings, Inc., Sr. Notes, 8.375%, 2/1/08....        432,000
     500,000 Nortek Inc., Sr. Notes, 8.875%, 8/1/08 (a).......        492,500
     500,000 Standard Pacific Corp.,
              Sr. Sub. Notes,
              8.50%, 4/1/09...................................        477,500
                                                                 ------------
                                                                    1,402,000
                                                                 ------------
             Business Equipment &
              Services - 0.5%
   1,000,000 Lucent Technologies, Inc., Notes, 5.50%, 11/15/08
              (f).............................................        919,930
                                                                 ------------
             Cable/Other Video
              Distribution - 5.1%
     500,000 Adelphia Communications Corp., Sr. Notes, Ser. B,
              9.875%, 3/1/07..................................        522,500
     750,000 Century Communications Corp., Sr. Notes,
              9.75%, 2/15/02..................................        766,875
     500,000 Charter Communications Holdings, Sr. Notes,
              8.625%, 4/1/09 (a)..............................        478,750
   2,000,000 Comcast Cable Communications I, Sr. Notes,
              6.20%, 11/15/08.................................      1,866,600
   1,000,000 Comcast Corp., Sr. Sub. Deb.: 9.375%, 5/15/05....      1,059,440
     250,000  9.50%, 1/15/08..................................        262,500
   2,000,000 CSC Holdings, Inc., Sr. Notes, 7.25%, 7/15/08....      1,905,400
     250,000 Metromedia Fiber Network, Inc., Sr. Notes,
              10.00%, 11/15/08................................        256,875
             Time Warner, Inc.:
     925,000  Deb., 8.11%, 8/15/06............................        969,548
   1,000,000  Notes, 9.625%, 5/1/02...........................      1,072,910
                                                                 ------------
                                                                    9,161,398
                                                                 ------------
             Chemical & Agricultural
              Products - 1.6%
   1,164,000 Dow Chemical Co., Deb., 8.625%, 4/1/06...........      1,259,413
     350,000 Huntsman ICI Chemicals, Inc., Sr. Sub. Notes,
              10.125%, 7/1/09 (a).............................        353,063
     300,000 Int'l. Specialty Products Holdings, Inc.,
              Sr. Notes, Ser. B, 9.00%, 10/15/03..............        300,000

                                   EVERGREEN
                          Intermediate Term Bond Fund

                       Schedule of Investments(continued)
                                 June 30, 1999

  Principal
   Amount                                                             Value

 CORPORATE BONDS - continued
             Chemical & Agricultural
              Products - continued
 $   400,000 Lyondell Chemical Co.,
              Sr. Sub. Notes,
              10.875%, 5/1/09 (a)...............................   $    412,000
     500,000 Scotts Co., Sr. Sub. Notes, 8.625%, 1/15/09 (a)....        492,500
                                                                   ------------
                                                                      2,816,976
                                                                   ------------
             Communication Systems &
              Services - 6.1%
     500,000 Ackerley Group, Inc.,
              Sr. Sub. Notes, Ser. B,
              9.00%, 1/15/09....................................        490,000
   2,600,000 Bell Telephone Co. of PA, Deb.,
              8.35%, 12/15/30...................................      2,940,834
     500,000 Bresnan Communications Group, Sr. Notes,
              8.00%, 2/1/09 (a).................................        501,250
     500,000 Chancellor Media Corp., Sr. Notes,
              8.00%, 11/1/08....................................        490,000
     500,000 Crown Castle Int'l. Corp., Sr. Notes,
              9.00%, 5/15/11....................................        492,500
     350,000 Intermedia Communications, Inc., Sr. Disc. Notes,
              Ser. B,
              11.25%, 7/15/07...................................        253,750
     500,000 Jordan Telecommunication Prod.,
              Sr. Notes, Ser. B,
              9.875%, 8/1/07....................................        495,000
     400,000 K III Communications Corp.,
              Sr. Notes,
              8.50%, 2/1/06.....................................        410,500
   1,000,000 LCI Int'l., Inc., Sr. Notes,
              7.25%, 6/15/07....................................        981,910
   1,000,000 MCI Communications Corp., Puttable and Callable @
              100, 4/15/02 (Eff. Yield 6.23%) (c),
              6.125%, 4/15/12...................................        993,360
     500,000 Mcleod USA, Inc., Sr. Disc. Notes,
              10.50%, 3/1/07....................................        385,000
     500,000 Price Communications Wireless, Inc., Sr. Secd.
              Notes, Ser. B,
              9.125%, 12/15/06..................................        520,000
   2,000,000 Sprint Capital Corp.,
              6.375%, 5/1/09 (f)................................      1,897,200
                                                                   ------------
                                                                     10,851,304
                                                                   ------------
             Consumer Products &
              Services - 1.5%
     500,000 Budget Group, Inc., Sr. Notes,
              9.125%, 4/1/06 (a)................................        467,500
   1,164,000 General Mills, Inc., Series B, MTN,
              9.00%, 12/20/02...................................      1,248,169
     400,000 Nationsrent, Inc., Sr. Sub. Notes,
              10.375%, 12/15/08.................................        398,000
     500,000 United Rentals, Inc., Sr. Sub. Notes,
              9.25%, 1/15/09....................................        496,250
                                                                   ------------
                                                                      2,609,919
                                                                   ------------
             Environmental Services - 0.6%
   1,000,000 Republic Services, Inc., Notes,
              6.625%, 5/15/04...................................        988,610
                                                                   ------------
             Finance & Insurance - 6.9%
   1,500,000 Bear Stearns, Inc., Sr. Notes,
              6.75%, 12/15/07...................................      1,455,000
   1,000,000 Beneficial Corp., Series I, MTN,
              6.25%, 2/18/13....................................        985,670

  Principal
   Amount                                                             Value

 CORPORATE BONDS - continued
             Finance & Insurance - continued
 $ 1,100,000 CIT Group, Inc., Class A,
              5.625%, 10/15/03..................................   $  1,059,498
   2,250,000 Donaldson Lufkin & Jenrette,
              Sr. Notes,
              5.875%, 4/1/02....................................      2,210,647
   2,500,000 Farm Credit Systems Financial Assistance Corp.,
              Bonds,
              Series A-05,
              8.80%, 6/10/05....................................      2,802,725
   1,000,000 Ford Motor Credit Co.,
              5.80%, 1/12/09 (f)................................        913,820
     850,000 General Motors Acceptance Corp.,
              8.50%, 1/1/03 (f).................................        902,020
   2,000,000 Prudential Insurance Co., Notes,
              7.125%, 7/1/07 (a)................................      2,008,740
                                                                   ------------
                                                                     12,338,120
                                                                   ------------
             Food & Beverage Products - 1.1%
     250,000 Aurora Foods, Inc.,
              Sr. Sub. Notes, Ser. B,
              9.875%, 2/15/07...................................        258,750
     750,000 Chiquita Brands Int'l, Inc., Sr. Notes, 9.625%,
              1/15/04...........................................        748,125
   1,000,000 Coca Cola Enterprises, Inc.,
              5.75%, 11/1/08 (f)................................        922,610
                                                                   ------------
                                                                      1,929,485
                                                                   ------------
             Gaming - 1.4%
     250,000 Boyd Gaming Corp., Sr. Sub. Notes,
              9.50%, 7/15/07....................................        247,500
     500,000 Circus Circus Enterprises, Inc., Deb.,
              9.25%, 12/1/05....................................        507,500
     300,000 Isle Capri Casinos, Inc.,
              8.75%, 4/15/09 (a)................................        282,000
     500,000 Majestic Star Casino LLC,
              Sr. Secd. Notes,
              10.875%, 7/1/06 (a)...............................        496,250
     400,000 Mohegan Tribal Gaming Auth.,
              Sr. Sub. Notes,
              8.75%, 1/1/09.....................................        395,000
     500,000 Station Casinos Inc., Sr. Sub. Notes,
              9.75%, 4/15/07....................................        510,000
                                                                   ------------
                                                                      2,438,250
                                                                   ------------
             Healthcare Products &
              Services - 0.8%
   1,164,000 Baxter Int'l, Inc., Notes,
              7.25%, 2/15/08....................................      1,168,295
     250,000 Playtex Family Prods. Corp.,
              Sr. Sub. Notes,
              9.00%, 12/15/03...................................        253,750
                                                                   ------------
                                                                      1,422,045
                                                                   ------------
             Iron & Steel - 1.3%
     500,000 AK Steel Corp.,
              7.875%, 2/15/09 (a)...............................        482,500
     500,000 National Steel Corp., Ser. D,
              9.875%, 3/1/09....................................        511,250
     750,000 Wheeling Pittsburgh Corp.,
              Sr. Notes,
              9.375%, 11/15/03..................................        798,750
     500,000 WHX Corp., Sr. Notes,
              10.50%, 4/15/05...................................        473,750
                                                                   ------------
                                                                      2,266,250
                                                                   ------------
             Oil/Energy - 1.6%
   2,000,000 Transocean Offshore, Inc., Notes,
              7.45%, 4/15/27....................................      2,026,452

                                   EVERGREEN
                          Intermediate Term Bond Fund

                       Schedule of Investments(continued)
                                 June 30, 1999

  Principal
   Amount                                                             Value

 CORPORATE BONDS - continued
             Oil/Energy - continued
 $   500,000 Triton Energy Ltd., Sr. Notes, 8.75%, 4/15/02......   $    495,000
     250,000 Western Gas Resources, Inc.,
              Sr. Sub. Notes,
              10.00%, 6/15/09 (a)...............................        256,250
                                                                   ------------
                                                                      2,777,702
                                                                   ------------
             Paper & Packaging - 0.4%
     500,000 Container Corp. of America,
              Gtd. Sr. Notes, Series A,
              11.25%, 5/1/04....................................        518,750
     200,000 Stone Container Corp.,
              Sr. Sub. Notes,
              11.50%, 8/15/99...................................        202,000
                                                                   ------------
                                                                        720,750
                                                                   ------------
             Printing, Publishing, Broadcasting
              & Entertainment - 1.2%
     500,000 Big Flower Press Holdings, Inc.,
              Sr. Sub. Notes,
              8.625%, 12/1/08...................................        462,500
     500,000 Carmike Cinemas, Inc.,
              Sr. Sub. Notes,
              9.375%, 2/1/09 (a)................................        486,250
     500,000 Cinemark USA, Inc.,
              Sr. Sub. Notes, Ser. B,
              9.625%, 8/1/08....................................        495,000
     450,000 Hollinger Int'l.,
              Sr. Sub. Notes,
              9.25%, 2/1/06.....................................        459,000
     200,000 Sinclair Broadcast Group, Inc.,
              Sr. Sub. Notes,
              10.00%, 9/30/05...................................        204,000
                                                                   ------------
                                                                      2,106,750
                                                                   ------------
             Real Estate - 1.4%
     250,000 Bulong Operations Properties Ltd., Sr. Notes ,
              12.50%, 12/15/08 (a)..............................        254,688
     850,000 EOP Operating, Ltd., Sr. Notes, 6.375%, 2/15/03
              (a)...............................................        830,756
   1,000,000 Glenborough Properties. LP,
              Sr. Notes,
              7.625%, 3/15/05...................................        909,760
     500,000 HMH Pptys., Inc.,
              Sr. Notes, Ser. C,
              8.45%, 12/1/08....................................        477,500
                                                                   ------------
                                                                      2,472,704
                                                                   ------------
             Retailing & Wholesale - 2.2%
     425,000 Ames Department Stores, Inc.,
              Sr. Notes,
              10.00%, 4/15/06 (a)...............................        415,437
   3,000,000 CVS Corp., Notes,
              5.50%, 2/15/04....................................      2,887,335
     250,000 Pathmark Stores, Inc.,
              Sr. Sub. Notes,
              9.625%, 5/1/03....................................        255,625
     500,000 Southland Corp.,
              Sr. Sub. Deb.,
              5.00%, 12/15/03...................................        432,500
                                                                   ------------
                                                                      3,990,897
                                                                   ------------
             Textile & Apparel - 0.5%
     500,000 Polymer Group, Inc.,
              Sr. Sub. Notes, Ser. B,
              9.00%, 7/1/07.....................................        478,750

  Principal
   Amount                                                             Value

 CORPORATE BONDS - continued
             Textile & Apparel - continued
 $   500,000 Westpoint Stevens, Inc.,
              Sr. Notes,
              7.875%, 6/15/05...................................   $    488,750
                                                                   ------------
                                                                        967,500
                                                                   ------------
             Transportation - 2.3%
     780,000 Burlington Northern Santa Fe, Notes, 6.125%,
              3/15/09...........................................        729,651
   1,000,000 Continental Airlines, Inc.,
              Passthru Certificates,
              Ser. 1999-1 Class B,
              6.795%, 2/2/20....................................        958,885
   2,000,000 CSX Corp., Notes, 6.25%, 10/15/08..................      1,869,660
     500,000 Sea Containers Ltd., Sr. Notes, Ser. B,
              7.875%, 2/15/08 (a)...............................        487,500
                                                                   ------------
                                                                      4,045,696
                                                                   ------------
             Utilities - 4.2%
     500,000 AES Corp., Sr. Sub. Notes, 8.50%, 11/1/07..........        473,750
   3,000,000 Commonwealth Edison Co.,
              1st Mtge., Ser. 83,
              8.00%, 5/15/08....................................      3,262,050
     250,000 Echostar DBS Corp., Sr. Notes, 9.375%, 2/1/09 (a)..        255,000
     600,000 El Paso Energy Corp., Sr. Notes, 6.75%, 5/15/09....        576,180
   1,000,000 Long Island Lighting Co., Deb., 7.30%, 7/15/99.....      1,000,590
   1,500,000 LSP Energy LP, Sr. Secd. Notes, Ser. A,
              7.164%, 6/30/13 (a)...............................      1,468,983
     500,000 National Rural Util. Coop. Fin., Notes, 5.00%,
              10/1/02...........................................        481,335
                                                                   ------------
                                                                      7,517,888
                                                                   ------------
             Total Corporate Bonds
              (cost $101,449,221)...............................     98,387,891
                                                                   ------------
 COLLATERALIZED MORTGAGE OBLIGATIONS - 8.0% (b)
     750,000 Bear Stearns Commercial Mtge. Securities, Inc.,
              Series 1999- WF2
              Class A2 (Est. Mat. 2009), 7.08%, 6/15/09.........        757,500
     500,000 Chase Commercial Mtge.
              Securities Corp.,
              Series 1997-1 Class B
              (Est. Maturity 2007),
              7.37%, 6/19/29....................................        518,048
     782,861 Criimi Mae Finl. Corp., Series 1 Class A (Est.
              Maturity 2004), 7.00%, 1/1/33.....................        782,861
             DLJ Commercial Mtge. Corp.:
   3,000,000  Series 1999-CG1 Class A3,
              (Est. Mat. 2009), 6.77%, 4/10/23..................      2,880,937
   2,000,000  Series 1999-CG2 Class A2 (Est. Mat. 2009),
              7.45%, 6/10/09....................................      2,047,500
   1,000,000 FNMA, Series 1993-248, Class SA, (Est. Maturity
              2004), 4.086%, 8/25/23 (d)........................        853,240

                                   EVERGREEN
                          Intermediate Term Bond Fund

                       Schedule of Investments(continued)
                                 June 30, 1999

  Principal
   Amount                                                             Value

 COLLATERALIZED MORTGAGE OBLIGATIONS - continued
 $ 1,920,377 Independent National Mtge. Corp., Series 1997-A,
              Class A (Est. Maturity 2003), 7.81%, 12/26/26
              (a)...............................................   $  1,742,743
             Morgan Stanley Capital I, Inc.:
     700,000  Series 1997- C1 Class B
              (Est. Maturity 2006),
              7.69%, 2/15/20....................................        724,209
     650,000  Series 1998-HF2 Class B
              (Est. Mat. 2008),
              6.71%, 11/15/30...................................        652,740
     432,573 PNC Mtge. Securities Corp.,
              Series 1997-4 Class 2PP1
              (Est. Maturity 2000),
              7.50%, 7/25/27....................................        436,122
   1,171,130 Residential Funding Mtge.
              Securities I, Inc.,
              Series 1999-S2 Class M1
              (Est. Mat. 2011),
              6.50%, 1/25/29....................................      1,091,452
             Resolution Trust Corp.:
     759,879  Series 1992-3 Class A2,
              (Est. Maturity 1999), 6.68%, 9/25/19..............        757,641
     613,925  Series 1992-3 Class A3,
              (Est. Maturity 1999), 6.83%, 5/25/21..............        612,123
     460,751  Series 1995-1 Class A2C
              (Est. Maturity 1999),
              7.50%, 10/25/28...................................        461,081
                                                                   ------------
             Total Collateralized Mortgage Obligations
              (cost $14,481,663)................................     14,318,197
                                                                   ------------
 MORTGAGE-BACKED SECURITIES - 5.8% (cost $10,715,404)
             FNMA:
   9,287,638  6.50%, 10/1/28 - 5/1/29...........................      8,966,374
   1,469,486  7.00%, 7/1/28.....................................      1,458,465
                                                                   ------------
                                                                     10,424,839
                                                                   ------------
 U. S. GOVERNMENT AGENCY OBLIGATIONS - 1.2%
   1,000,000 FHLB,
              5.80%, 9/2/08.....................................        952,810
     750,000 FHLMC,
              6.70%, 1/5/07.....................................        756,795
     500,000 FNMA,
              5.625%, 5/14/04...................................        484,530
                                                                   ------------
             Total U. S. Agency Obligations (cost $2,268,237)...      2,194,135
                                                                   ------------
 U. S. TREASURY OBLIGATIONS - 9.0%
  11,210,000 U.S. Treasury Notes,
              4.75%, 11/15/08...................................     10,293,919
   9,650,000 U.S. Treasury STRIPs,
              (Eff. Yield 9.30%) (c),
              0.00%, 5/15/08....................................      5,659,918
                                                                   ------------
             Total U. S. Treasury Obligations
              (cost $16,160,953)................................     15,953,837
                                                                   ------------
 YANKEE OBLIGATIONS - 8.3%
     675,000 Bayerische Landesbank Girozen, New York, Sr. Notes,
              Series D, 6.20%, 2/9/06...........................        650,592
     250,000 Great Central Mines Ltd., Sr. Notes, 8.875%,
              4/1/08............................................        236,875

  Principal
   Amount                                                             Value

 YANKEE OBLIGATIONS - continued
 $   500,000 Gulf Canada Resources Ltd.,
              Sr. Notes,
              8.35%, 8/1/06.....................................   $    486,855
     250,000 Imax Corp., Sr. Notes, 7.875%, 12/1/05.............        235,000
   2,000,000 Manitoba Province, Canada, Notes, 8.00%, 4/15/02...      2,088,700
   2,000,000 Nippon Telegraph and Telephone Corp., Notes,
              6.00%, 3/25/08....................................      1,909,780
     691,909 Oslo Seismic Services, Inc.,
              1st Pfd. Mtge. Notes,
              8.28%, 6/1/11.....................................        717,648
   1,000,000 Petroleum GEO Svcs., Notes, 7.50%, 3/31/07.........        997,760
     500,000 Rogers Cablesystems Ltd., Notes, 9.625%, 8/1/02....        523,750
   1,000,000 Svenska Handelsbanken,
              Sub. Notes,
              8.35%, 7/15/04....................................      1,068,630
   1,500,000 TXU Eastern Funding Co., 6.75%, 5/15/09............      1,425,244
     700,000 Westpac Banking Corp.,
              Sub. Deb.,
              9.125%, 8/15/01...................................        736,526
   2,000,000 Yorkshire Power Fin. Ltd., Gtd.
              Sr. Notes,
              6.496%, 2/25/08...................................      1,898,480
   2,000,000 YPF Sociedad Anonima,
              Sr. Notes,
              7.25%, 3/15/03....................................      1,933,420
                                                                   ------------
             Total Yankee Obligations
              (cost $15,126,440)................................     14,909,260
                                                                   ------------
 FOREIGN BONDS - (NON-US DOLLAR DENOMINATED) - 3.4%
  35,995,000 Nykredit,
         DKK  6.00%, 10/1/29....................................      4,758,774
             Realkredit Danmark, Debs.:
      88,000  5.00%, 10/1/29....................................         10,908
         DKK
   9,500,000  6.00%, 10/1/29....................................      1,255,304
         DKK
                                                                   ------------
             Total Foreign Bonds -
              (Non-US Dollar Denominated)
              (cost $6,416,344).................................      6,024,986
                                                                   ------------

   Shares
 MUTUAL FUND SHARES (cost $4,120,580) - 2.3%
   4,120,580 Navigator Prime Portfolio (g)......................      4,120,580
                                                                   ------------
  Principal
   Amount
 REPURCHASE AGREEMENT - 3.9% (cost $7,010,000)
  $7,010,000 Evergreen Joint Repurchase Agreement (5.00% dated
              6/30/1999 due 7/1/1999,
              maturity value $7,010,974) (e)....................      7,010,000
                                                                   ------------

     Total Investments -
      (cost $189,000,576)..  103.4%   184,455,886
     Other Assets and
      Liabilities - net....   (3.4)    (6,157,525)
                            ------   ------------
     Net Assets............  100.0%  $178,298,361
                            ======   ============

                                   EVERGREEN
                          Intermediate Term Bond Fund

                       Schedule of Investments(continued)
                                 June 30, 1999


(a) Securities that may be sold to qualified institutional buyers under Rule 144A or securities offered pursuant to Section 4(2) of the securities act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(b) The estimated maturity of a Collateralized Mortgage Obligation or Asset-Backed Security is based on current and projected prepayment rates. Changes in interest rates can cause the estimated maturity to differ from the listed dates.
(c) Effective yield (calculated at the time of purchase) is the yield at which the bond accretes on an annual basis until maturity date.
(d) Inverse floater, resets monthly.
(e) The repurchase agreements are fully collateralized by U.S. Treasury and/or federal agency obligations based on market prices plus accrued interest at June 30, 1999.
(f) All or a portion of this security is currently on loan.
(g) Represents investment of cash collateral received for securities on loan.

Summary of Abbreviations
DKK  Danish Krone
EUR  Euro Dollar
FHLB Federal Home Loan Bank
FHLMC Federal Home Loan Mortgage Corporation
FNMA Federal National Mortgage Association
MTN  Medium Term Note
STRIPs Separate Trading of Registered Interest and Principal Securities

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Forward Foreign Currency Exchange Contracts to Sell:

Exchange                             U.S. Value at     In Exchange      Unrealized
  Date      Contracts to Deliver     June 30, 1999     for U.S. $      Appreciation
----------------------------------------------------------------------------------
7/20/99        6,103,000 EUR          $6,300,391       $6,543,331        $242,940

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Short-Intermediate Bond Fund

                            Schedule of Investments
                                 June 30, 1999

  Principal
   Amount                                                             Value

 ASSET-BACKED SECURITIES - 12.1%
  $2,444,799 Advanta Home Equity Loan Trust, Ser. 1992-4 Class
              A1, 7.20%, 11/25/08...............................   $  2,462,952
             Amresco Residential Securities Mtge. Loan Trust:
   1,297,020 Ser. 1998-2 Class A1, 6.50%, 12/25/15..............      1,296,261
   3,450,000 Ser. 1998-2 Class A2, 6.25%, 4/25/22...............      3,452,053
     431,094 Associates Manufactured Housing, Ser. 1997-1 Class
              A3, 6.60%, 6/15/28................................        432,570
   4,000,000 Carco Auto Loan Master Trust, Ser. 1997-1 Class A,
              6.69%, 8/15/04....................................      4,009,660
   1,999,985 Contimortgage Home Equity Loan Trust, Ser. 1996-1
              Class A5, 6.15%, 3/15/11..........................      2,002,175
   5,495,999 Empire Funding Home Loan Owner Trust, Ser. 1998-1
              Class A4, 6.64%, 12/25/12.........................      5,425,458
     266,536 EQCC Home Equity Loan Trust, Ser. 1996-1 Class A2,
              5.82%, 9/15/09....................................        266,961
   3,482,570 Fleetwood Credit Corp. Grantor Trust, Ser. 1993-B
              Class A, 4.95%, 8/15/08...........................      3,461,622
   4,121,744 Iroquois Trust, Indexed Amortization Note, Ser.
              1997-3 Class A, 6.68%, 11/10/03 (a)...............      4,127,082
   5,557,703 Life Fin'l. Home Loan Owner Trust, Ser. 1997-3
              Class A2, 6.79%, 10/25/11.........................      5,542,836
   2,499,954 Prudential Securities Secured Financing Corp.,
              Ser. 1994-4 Class A1, 8.12%, 2/15/25..............      2,548,741
   2,500,000 Southern Pacific Secd. Assets Corp., Ser. 1998-1
              Class A6, 7.08%, 3/25/28..........................      2,497,363
             Western Fin'l. Grantor Trust:
   1,161,942 Ser. 1995-5 Class A2, 5.875%, 3/1/02...............      1,164,295
     479,379 Ser. 1995-4 Class A2, 6.20%, 2/1/02................        480,781
   4,500,000 WFS Financial Owner Trust, Ser. 1997-D Class A4,
              6.25%, 3/20/03....................................      4,528,912
   1,972,337 Xerox Rental Equipment Trust, Ser. 1996-A,
              6.20%, 12/31/99 (a)...............................      1,967,098
                                                                   ------------
             Total Asset-Backed Securities (cost $45,610,987)...     45,666,820
                                                                   ------------
 CORPORATE BONDS - 21.8%
             Banks - 3.7%
   3,350,000 Amsouth BanCorp., Sub. Deb., 6.75%, 11/1/25........      3,342,094
   2,000,000 Bank One First Chicago NBD Corp., MTN, Ser. E,
              9.20%, 12/17/01...................................      2,122,584
   3,000,000 BB&T Corp., Sub. Notes, 6.375%, 6/30/05............      2,931,789
   5,000,000 First Security Corp., MTN, 6.40%, 2/10/03..........      4,921,325
     500,000 Security Pacific Corp., Notes, 10.45%, 5/8/01......        530,456
                                                                   ------------
                                                                     13,848,248
                                                                   ------------

  Principal
   Amount                                                             Value

 CORPORATE BONDS - continued
             Finance & Insurance - 9.3%
 $ 2,000,000 American Express Credit Corp., Step Bond (Eff.
              Yield 5.57%) (b), 6.25%, 8/10/00 .................   $  1,993,394
   3,000,000 Associated P&C Holdings, Inc., Gtd. Sr. Notes,
              6.75%, 7/15/03 (a)................................      2,908,707
   3,000,000 Bear Stearns Co., Inc., Sr. Notes, 7.625%,
              4/15/00...........................................      3,032,367
   1,500,000 Duke Capital Corp., Sr. Notes, Ser. A, 6.25%,
              7/15/05...........................................      1,462,602
   1,000,000 Horace Mann Educators Corp.,
              Sr. Notes,
              6.625%, 1/15/06...................................        953,918
             Lehman Brothers Holdings, Inc.:
   2,500,000 MTN, 6.84%, 10/7/99................................      2,506,537
   5,000,000 Sr. Notes, 6.625%, 11/15/00........................      5,014,015
   5,000,000 8.875%, 3/1/02.....................................      5,230,930
   5,000,000 Metropolitan Life Insurance Co., Surplus Notes,
              7.00%, 11/1/05 (a)................................      5,023,580
   7,000,000 Salomon, Inc., Sr. Notes, 7.20%, 2/1/04............      7,111,650
                                                                   ------------
                                                                     35,237,700
                                                                   ------------
             Industrial Specialty Products & Services - 4.3%
   7,500,000 Columbia/HCA Healthcare Corp., Notes,
              6.875%, 7/15/01...................................      7,303,770
   4,375,000 Johnson Controls, Inc., Notes, 6.30%, 2/1/08.......      4,172,871
   5,000,000 US Airways, Inc., Ser. 1998-1 Class B, 7.35%,
              1/30/18...........................................      4,888,175
                                                                   ------------
                                                                     16,364,816
                                                                   ------------
             Machinery - Diversified - 1.3%
   5,000,000 Case Corp., Notes, Ser. B, 6.25%, 12/1/03..........      4,881,595
                                                                   ------------
             Telecommunication Services & Equipment - 0.5%
   2,000,000 Worldcom, Inc., Sr. Notes, 6.125%, 8/15/01.........      1,991,218
                                                                   ------------
             Transportation - 0.7%
   2,393,622 Continental Airlines, Inc., 7.46%, 4/1/13..........      2,419,413
                                                                   ------------
             Utilities - Electric - 2.0%
   5,000,000 LG&E Capital Corp., MTN, 5.75%, 11/1/01 (a)........      4,893,415
   2,700,000 Virginia Elec. & Pwr. Co., MTN, 6.30%, 6/21/01.....      2,697,000
                                                                   ------------
                                                                      7,590,415
                                                                   ------------
             Total Corporate Bonds (cost $82,867,979)...........     82,333,405
                                                                   ------------
 COLLATERALIZED MORTGAGE OBLIGATIONS - 12.8%
   3,250,000 Blackrock Capital Fin., LP, 7.15%, 10/25/26........      3,212,300
   3,150,000 Chase Commercial Mtge. Securities Corp.,
              Ser. 1996-2 Class C, 6.90%, 11/19/28..............      3,096,119
     590,569 CMC Securities Corp.,
              Ser. 1993-D Class D3,
              10.00%, 7/25/23...................................        603,909

                                   EVERGREEN
                          Short-Intermediate Bond Fund

                       Schedule of Investments(continued)
                                 June 30, 1999

  Principal
   Amount                                                             Value

 COLLATERALIZED MORTGAGE OBLIGATIONS - continued
 $ 5,000,000 Credit Suisse First Boston Mtge. Securities Corp.,
              Ser. 1998-C1 Class A1B,
              6.48%, 5/17/08....................................   $  4,820,925
   2,795,438 Deutsche Mtge. & Asset Receiving Corp.,
              6.22%, 9/15/07....................................      2,727,188
             FHLMC:
   2,557,886 Ser. 1546 Class D, 5.75%, 10/15/16.................      2,554,215
   2,880,914 Ser. 1991 Class PA, 6.00%, 3/15/14.................      2,882,081
   3,000,000 FNMA, REMIC,
              Ser. 1998-W8 Class A4,
              6.02%, 9/25/28....................................      2,914,845
   4,000,000 Kidder Peabody Acceptance Corp., Ser. 1994-C1 Class
              A, 6.65%, 2/1/06..................................      4,034,540
   3,000,000 Nationslink Funding Corp., Comml. Mtge.
              Certificates,
              Ser. 1998-C1 Class A1A1,
              6.80%, 1/20/08....................................      2,834,100
   2,000,000 Painewebber Mtge. Acceptance Corp., Ser. 1996-M1
              Class E, 7.66%, 1/2/12 (a)........................      1,987,735
             Potomac Gurnee Fin. Corp.:
   2,410,284 Ser. 1 Class A, 6.89%, 12/21/26 (a)................      2,397,883
   2,500,000 Ser. 1 Class B 7.00%, 12/21/26 (a).................      2,495,462
   3,788,820 Prudential Home Mtge. Securities, Ser. 1993-39
              Class A8, 6.50%, 10/25/08.........................      3,766,447
   4,169,625 Prudential Securities Secd.
              Financing Corp.,
              Ser. 1998-C1 Class A1A1,
              6.11%, 11/15/02...................................      4,155,302
   2,423,077 RMF Commercial Mtge., Ser. 1997-1 Class A,
              6.38%, 1/15/19 (a)................................      2,421,539
   1,369,505 Saxon Mtge. Securities Corp.,
              Ser. 1993-8A Class 1A2, 7.375%, 9/25/23...........      1,378,866
                                                                   ------------
             Total Collateralized Mortgage Obligations
              (cost $48,872,907)................................     48,283,456
                                                                   ------------
 MORTGAGE-BACKED SECURITIES - 21.7%
   6,727,375 FHA Insured,
              7.43%, 9/1/23.....................................      6,693,738
   4,063,089 FHA-Puttable Proj. Loans:
              7.43%, 11/1/22....................................      4,133,279
   4,524,724 Merrill Lynch 199,
              8.43%, 2/1/20.....................................      4,648,815
   2,808,952 Reilly 18,
              6.00%, 4/1/15 (c).................................      2,780,862
   1,526,877 Reilly 55,
              7.43%, 3/1/24.....................................      1,561,285
  18,717,655 Reilly 64,
              7.43%, 1/1/24.....................................     19,128,975
             FHLB:
   3,000,000 5.45%, 10/19/05....................................      2,875,875
   3,200,000 5.467%, 2/19/04....................................      3,140,160
             FHLMC:
   2,750,000 6.00%, 5/15/16.....................................      2,725,534
     167,088 10.50%, 9/1/15.....................................        183,444
   2,000,000 Deb.,
             6.97%, 6/16/05.....................................      2,002,308

  Principal
   Amount                                                             Value

 MORTGAGE-BACKED SECURITIES - continued
             FNMA:
 $ 7,698,000 5.125%, 2/13/04....................................   $  7,383,483
   4,664,377 11.00%, 2/15/25....................................      5,203,967
      18,384 14.00%, 6/1/11.....................................         20,815
   2,740,276 6.00%, 11/1/08.....................................      2,688,184
   2,100,000 REMIC Trust, Ser. 1992 Class G44H, 8.00%,
              11/25/06..........................................      2,148,876
   8,229,018 Ser. 1995-W1 Class A6, 8.10%, 4/25/25..............      8,341,986
             GNMA:
   6,163,171 8.05%, 6/15/19-10/15/20............................      6,414,482
                                                                   ------------
             Total Mortgage-Backed Securities (cost
              $82,308,714)......................................     82,076,068
                                                                   ------------
 U. S. AGENCY OBLIGATIONS - 5.5%
             FHLB:
     646,312 6.043%, 4/28/03....................................        647,152
   4,105,000 6.07%, 8/28/08.....................................      3,923,793
   3,300,000 Consolidated Bond, 6.54%, 12/12/07.................      3,242,732
             FNMA, MTN:
   4,000,000 5.52%, 4/17/02.....................................      3,932,380
   9,035,000 6.92%, 3/19/07.....................................      9,235,514
                                                                   ------------
             Total U. S. Agency Obligations (cost $22,207,755)..     20,981,571
                                                                   ------------
 U. S. TREASURY OBLIGATIONS - 18.2%
             U.S. Treasury Notes:
  10,000,000 5.625%, 5/15/08....................................      9,796,880
   3,500,000 5.75%, 4/30/03.....................................      3,504,375
  24,525,000 6.125%, 8/15/07....................................     24,800,906
   8,000,000 6.25%, 2/15/07.....................................      8,152,504
   2,500,000 6.50%, 10/15/06....................................      2,580,470
  14,000,000 6.625%, 5/15/07....................................     14,586,250
   4,980,000 7.00%, 7/15/06.....................................      5,277,246
                                                                   ------------
             Total U. S. Treasury Obligations
              (cost $70,134,355)................................     68,698,631
                                                                   ------------
 MUNICIPAL - 0.7% (Cost $2,885,285)
   2,900,000 Virginia Hsg. Dev. Auth. Cmnwlth. Mtge. RB, Taxable
              Subser. A-4, 7.00%, 1/1/14........................      2,860,705
                                                                   ------------
 YANKEE OBLIGATIONS - 5.8%
 $ 5,000,000 Boral Ltd. Australia Co., MTN 7.90%, 11/19/99 (a)..   $  5,034,540
             Korea Dev. Bank, Bond:
   5,000,000 7.25%, 5/15/06.....................................      4,804,195
   6,000,000 7.375%, 9/17/04....................................      5,899,170
   6,000,000 National Bank of Canada, Yankee Notes, Ser. B,
              8.125%, 8/15/04...................................      6,318,966
                                                                   ------------
             Total Yankee Obligations (cost $22,450,580)........     22,056,871
                                                                   ------------
 REPURCHASE AGREEMENT - 0.8% (cost $3,101,272)
   3,101,272 Dresdner Bank AG, 4.75%, dated 6/30/1999, due
              7/1/1999, maturity value $3,101,681 (d)...........      3,101,272
                                                                   ------------

     Total Investments - (cost $380,439,834)..............    99.4%  376,058,799
     Other Assets and
      Liabilities - net...................................     0.6     2,157,009
                                                             -----  ------------
     Net Assets ..........................................   100.0% $378,215,808
                                                             =====  ============

                                   EVERGREEN
                          Short-Intermediate Bond Fund

                      Schedule of Investments (continued)
                                 June 30, 1999


(a) Securities that may be sold to qualified institutional buyers under Rule 144A or securities offered pursuant to Section 4(2) of the Secu-rities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(b) Effective yield (calculated at the time of purchase) is the yield at which the bond accretes on an annual basis until maturity date.
(c) The security is valued based upon fair value determined under proce-dures approved by the Board of Trustees.
(d) The repurchase agreement is fully collateralized by $2,880,000 U.S. Treasury Notes, 7.50%, 2/15/2005; value including accrued interest $3,167,567.

Summary of Abbreviations
FHA  Federal Housing Authority
FHLB Federal Home Loan Bank
FHLMC Federal Home Loan Mortgage Corporation
FNMA Federal National Mortgage Association
GNMA Government National Mortgage Association
MTN  Medium Term Note
REMIC Real Estate Mortgage Investment Conduit
STRIPs Separately Traded Registered Interest and Principal Securities

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     Short and Intermediate Term Bond Funds

                      Statements of Assets and Liabilities
                                 June 30, 1999

                           Capital Preservation Intermediate Bond Short Intermediate
                                   Fund               Fund               Fund
-----------------------------------------------------------------------------------
Assets
 Identified cost of
  securities.............      $37,499,067        $189,000,576       $380,439,834
 Net unrealized gains or
  losses on securities...         (186,720)         (4,544,690)        (4,381,035)
-----------------------------------------------------------------------------------
 Market value of
  securities.............       37,312,347         184,455,886        376,058,799
 Cash....................              988                 976                  0
 Receivable for
  securities sold........          291,689                   0            423,289
 Receivable for Fund
  shares sold............              788             617,447            507,001
 Interest receivable.....          273,722           2,500,248          5,371,617
 Unrealized gains on
  forward foreign
  currency exchange
  contracts..............                0             242,940                  0
 Prepaid expenses and
  other assets...........            5,704               3,369            114,415
-----------------------------------------------------------------------------------
   Total assets..........       37,885,238         187,820,866        382,475,121
-----------------------------------------------------------------------------------
Liabilities
 Distributions payable...           58,274             315,789            824,560
 Payable for securities
  purchased..............                0           4,637,477                  0
 Payable for Fund shares
  redeemed...............           91,609             250,146          3,063,641
 Payable for securities
  on loan................                0           4,120,580                  0
 Advisory fee payable....            8,823              91,060            157,035
 Distribution Plan
  expenses payable.......           21,006              54,195              8,925
 Due to other related
  parties................                0                   0              7,912
 Accrued expenses and
  other liabilities......           10,815              53,258            197,240
-----------------------------------------------------------------------------------
   Total liabilities.....          190,527           9,522,505          4,259,313
-----------------------------------------------------------------------------------
Net assets...............      $37,694,711        $178,298,361       $378,215,808
-----------------------------------------------------------------------------------
Net assets represented by
 Paid-in capital.........      $44,893,965        $198,306,946       $402,203,175
 Undistributed
  (overdistributed) net
  investment income......          (59,566)            959,253           (460,508)
 Accumulated net
  realized losses on
  securities and foreign
  currency related
  transactions...........       (6,952,968)        (16,664,461)       (19,145,824)
 Net unrealized gains or
  losses on securities
  and foreign currency
  related transactions...         (186,720)         (4,303,377)        (4,381,035)
-----------------------------------------------------------------------------------
Total net assets.........      $37,694,711        $178,298,361       $378,215,808
-----------------------------------------------------------------------------------
Net assets consists of
 Class A.................      $18,148,805        $107,713,976       $ 19,127,186
 Class B.................       15,618,016          11,100,248         22,553,329
 Class C.................        3,927,890           4,718,490          1,360,369
 Class Y.................                0          54,765,647        335,174,924
-----------------------------------------------------------------------------------
Total net assets.........      $37,694,711        $178,298,361       $378,215,808
-----------------------------------------------------------------------------------
Shares outstanding
 Class A.................        1,881,529          12,436,793          1,975,630
 Class B.................        1,619,108           1,281,661          2,324,621
 Class C.................          407,215             544,805            140,222
 Class Y.................                0           6,323,383         34,618,693
-----------------------------------------------------------------------------------
Net asset value per share
 Class A.................      $      9.65        $       8.66       $       9.68
-----------------------------------------------------------------------------------
 Class A--Offering price
  (based on sales charge
  of 3.25%)..............      $      9.97        $       8.95       $      10.01
-----------------------------------------------------------------------------------
 Class B.................      $      9.65        $       8.66       $       9.70
-----------------------------------------------------------------------------------
 Class C.................      $      9.65        $       8.66       $       9.70
-----------------------------------------------------------------------------------
 Class Y.................                0        $       8.66       $       9.68
-----------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     Short and Intermediate Term Bond Funds

                            Statements of Operations
                            Year Ended June 30, 1999

                            Capital Preservation Intermediate Bond Short Intermediate
                                    Fund               Fund               Fund
------------------------------------------------------------------------------------
 Investment income
 Interest................        $2,743,522         $13,594,176       $26,202,792
------------------------------------------------------------------------------------
 Expenses
 Advisory fee............           270,118           1,196,312         1,986,762
 Distribution Plan
  expenses...............           286,987             461,574           272,045
 Administrative services
  fees...................             6,400              30,344           103,519
 Transfer agent fee......            70,750             416,727           505,452
 Trustees' fees and
  expenses...............               482               5,986             8,013
 Printing and postage
  expenses...............            10,344              25,825            29,129
 Custodian fee...........            12,107              91,559            95,266
 Registration and filing
  fees...................            33,921             146,598           106,686
 Professional fees.......            22,484              20,707            18,140
 Other...................             2,119               4,509             9,029
------------------------------------------------------------------------------------
  Total expenses.........           715,712           2,400,141         3,134,041
  Less: Fee credits......            (1,720)            (11,652)          (20,012)
    Fee waivers..........          (147,381)           (293,547)                0
------------------------------------------------------------------------------------
  Net expenses...........           566,611           2,094,942         3,114,029
------------------------------------------------------------------------------------
 Net investment income...         2,176,911          11,499,234        23,088,763
------------------------------------------------------------------------------------
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions
 Net realized gains or
  losses on:
  Securities.............          (156,057)         (1,386,233)       (2,451,611)
  Foreign currency
   related transactions..                 0             480,542                 0
------------------------------------------------------------------------------------
 Net realized gains or
  losses on securities
  and foreign currency
  related transactions...          (156,057)           (905,691)       (2,451,611)
------------------------------------------------------------------------------------
 Net change in unrealized
  gains or losses on
  securities and foreign
  currency related
  transactions...........          (253,950)         (7,880,924)       (6,391,909)
------------------------------------------------------------------------------------
 Net realized and
  unrealized losses on
  securities and foreign
  currency related
  transactions...........          (410,007)         (8,786,615)       (8,843,520)
------------------------------------------------------------------------------------
 Net increase in net
  assets resulting from
  operations.............        $1,766,904         $ 2,712,619       $14,245,243
------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     Short and Intermediate Term Bond Funds

                      Statements of Changes in Net Assets
                            Year Ended June 30, 1999

                           Capital Preservation Intermediate Bond Short Intermediate
                                   Fund               Fund               Fund
-----------------------------------------------------------------------------------
 Operations
 Net investment income...      $  2,176,911       $ 11,499,234      $  23,088,763
 Net realized gains or
  losses on securities
  and foreign currency
  related transactions...          (156,057)          (905,691)        (2,451,611)
 Net change in
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions...          (253,950)        (7,880,924)        (6,391,909)
-----------------------------------------------------------------------------------
  Net increase in net
   assets resulting from
   operations............         1,766,904          2,712,619         14,245,243
-----------------------------------------------------------------------------------
 Distributions to
  shareholders from
 Net investment income
  Class A................          (992,050)        (7,002,863)        (1,112,528)
  Class B................          (989,694)          (581,636)        (1,161,465)
  Class C................          (195,983)          (269,865)           (69,077)
  Class Y................                 0         (3,653,526)       (20,759,994)
-----------------------------------------------------------------------------------
  Total distributions to
   shareholders..........        (2,177,727)       (11,507,890)       (23,103,064)
-----------------------------------------------------------------------------------
 Capital share
  transactions
 Proceeds from shares
  sold...................        19,176,521         38,089,130        156,664,560
 Net asset value of
  shares issued in
  reinvestment of
  distributions..........         1,552,138          7,492,305         13,089,270
 Payment for shares
  redeemed...............       (30,673,318)       (62,133,153)      (171,695,268)
-----------------------------------------------------------------------------------
  Net decrease in net
   assets resulting from
   capital share
   transactions..........        (9,944,659)       (16,551,718)        (1,941,438)
-----------------------------------------------------------------------------------
   Total decrease in net
    assets...............       (10,355,482)       (25,346,989)       (10,799,259)
 Net assets
 Beginning of period.....        48,050,193        203,645,350        389,015,067
-----------------------------------------------------------------------------------
 End of period...........      $ 37,694,711       $178,298,361      $ 378,215,808
-----------------------------------------------------------------------------------
 Undistributed
  (overdistributed) net
  investment income......      $    (59,566)      $    959,253      $    (460,508)
-----------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     Short and Intermediate Term Bond Funds

                      Statements of Changes in Net Assets
                            Year Ended June 30, 1998

                            Capital Preservation Intermediate Bond Short Intermediate
                                    Fund               Fund               Fund
------------------------------------------------------------------------------------
 Operations
 Net investment income...       $  2,568,924       $  5,462,136      $  24,446,841
 Net realized gains or
  losses on securities
  and foreign currency
  related transactions...            162,335             93,422         (1,189,957)
 Net change in unrealized
  gains or losses on
  securities and foreign
  currency related
  transactions...........           (474,778)           518,784          3,858,427
------------------------------------------------------------------------------------
  Net increase in net
   assets resulting from
   operations............          2,256,481          6,074,342         27,115,311
------------------------------------------------------------------------------------
 Distributions to
  shareholders from
 Net investment income
  Class A................           (887,540)        (2,960,648)        (1,003,205)
  Class B................         (1,474,326)          (654,821)        (1,108,182)
  Class C................           (207,058)          (410,056)           (53,200)
  Class Y................                  0         (1,652,096)       (22,216,773)
------------------------------------------------------------------------------------
  Total distributions to
   shareholders..........         (2,568,924)        (5,677,621)       (24,381,360)
------------------------------------------------------------------------------------
 Capital share
  transactions
 Proceeds from shares
  sold...................         19,443,143         24,366,074        140,518,437
 Net asset value of
  shares issued in
  reinvestment of
  distributions..........          1,756,964          3,396,992         13,099,071
 Payment for shares
  redeemed...............        (25,657,158)       (36,461,819)      (166,012,044)
 Net asset value of
  shares issued in
  acquisition of:
  Blanchard Short-Term
   Flexible Income Fund..                  0        116,766,103                  0
  Evergreen Intermediate
   Term Bond Fund II.....                  0         66,213,695                  0
------------------------------------------------------------------------------------
  Net increase (decrease)
   in net assets
   resulting from capital
   share transactions....         (4,457,051)       174,281,045        (12,394,536)
------------------------------------------------------------------------------------
   Total increase
    (decrease) in net
    assets...............         (4,769,494)       174,677,766         (9,660,585)
 Net assets
 Beginning of period.....         52,819,687         28,967,584        398,675,652
------------------------------------------------------------------------------------
 End of period...........       $ 48,050,193       $203,645,350      $ 389,015,067
------------------------------------------------------------------------------------
 Overdistributed net
  investment income......       $    (81,569)      $   (381,370)     $    (199,106)
------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                     Combined Notes to Financial Statements
1. ORGANIZATION

The Evergreen Short and Intermediate Bond Funds consist of Evergreen Capital Preservation and Income Fund ("Capital Preservation Fund"), Evergreen Interme-diate Term Bond Fund ("Intermediate Bond Fund") and Evergreen Short Intermedi-ate Bond Fund ("Short Intermediate Fund"), (collectively, the "Funds"). Each Fund is a diversified series of Evergreen Fixed Income Trust (the "Trust"), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Funds offer Class A, Class B, Class C and/or Class Y shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing dis-tribution fee than Class A. Class B shares are sold subject to a contingent de-ferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 retain their existing conversion rights. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to investment advisory clients of First Union Corporation ("First Union") and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Funds in the preparation of their financial statements. The poli-cies are in conformity with generally accepted accounting principles, which re-quire management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
Corporate bonds, U.S. government obligations, mortgage and other asset-backed securities and other fixed-income securities are valued at prices provided by an independent pricing service. In determining a price for normal institution-al-size transactions, the pricing service uses methods based on market transac-tions for comparable securities and analysis of various relationships between similar securities which are generally recognized by institutional traders. Se-curities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics. Otherwise, securities for which valua-tions are not readily available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith ac-cording to procedures established by the Board of Trustees.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held in a segregated account by the custodian on the Fund's behalf. Each Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the mar-ket value of the securities pledged falls below the carrying value of the re-purchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines es-tablished by the Board of Trustees.

Pursuant to an exemptive order issued by the Securities and Exchange Commis-sion, the Capital Preservation Fund and Intermediate Bond Fund, along with cer-tain other funds managed by Evergreen Investment

Management Company ("EIMC"), (formerly Keystone Investment Management Company), may transfer uninvested cash balances into a joint trading account. These bal-ances are invested in one or more repurchase agreements that are fully collat-eralized by U.S. Treasury and/or federal agency obligations.

C. Reverse Repurchase Agreements
To obtain short-term financing, the Capital Preservation Fund and Intermediate Bond Fund may enter into reverse repurchase agreements with qualified third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing qualifying assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

D. Foreign Currency
The books and records of the Funds are maintained in United States (U.S.) dol-lars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, other assets and liabilities at the daily rate of exchange; purchases and sales of investments and income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign cur-rency exchange rates is a component of net unrealized gains or losses on secu-rities and foreign currency related transactions. Net realized foreign currency gain or loss on foreign currency related transactions includes foreign currency gains and losses between trade date and settlement date on investment securi-ties transactions, foreign currency related transactions and the difference be-tween the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains or losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain or loss on securities.

E. Forward Foreign Currency Exchange Contracts
The Funds may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabili-ties. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain or loss on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward con-tracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

F. Securities Lending
In order to generate income and to offset expenses, the Funds may lend portfo-lio securities to brokers, dealers and other financial organizations. The Funds' investment adviser will monitor the creditworthiness of such borrowers. Loans of securities may not exceed 33 1/3% of a Fund's total assets and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, including accrued interest. The Fund monitors the adequacy of the collateral daily and will require the borrower to provide additional collateral in the event the value of the collateral falls below 100% of the market value of the securities on loan. While such securities are on loan, the borrower will pay a Fund any income accruing thereon, and the Fund may invest any cash collateral received in portfolio securities, thereby increasing its return. A Fund will have the right to call any such loan and ob-tain the securities loaned at any time on five days' notice. Any gain or loss in the market price of the loaned securities, which occurs during the term of the loan, would affect a Fund and its investors. A Fund may pay fees in connec-tion with such loans.

G. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts.

H. Federal Taxes
The Funds qualify as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). As such, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable income and net capital gains, if any, to their shareholders. The Funds also intend to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for fed-eral taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

I. Distributions
Distributions from net investment income for the Funds are declared daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles. The differences between financial statement amounts avail-able for distributions and distributions made in accordance with income tax regulations are primarily due to differing treatment for mortgage paydown gains or losses and certain repurchases of securities sold at a loss.

Certain distributions paid during previous years have been reclassified to con-form to current year presentation.

J. Class Allocations
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the rela-tive net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

EIMC, a subsidiary of First Union, is the investment advisor for the Capital Preservation Fund and Intermediate Bond Fund. In return for providing invest-ment management and administrative services to the Capital Preservation Fund and Intermediate Bond Fund, the Funds pays EIMC a management fee that is calcu-lated daily and paid monthly. The management fee is computed at an annual rate of 2.00% of each Fund's gross investment income plus an amount determined by applying percentage rates, starting at 0.50% and declining to 0.25% per annum as net assets increase, to the average daily net assets of each Fund.

First Union National Bank, a subsidiary of First Union, serves as the invest-ment advisor to the Short Intermediate Fund and is paid a management fee that is calculated daily and paid monthly at an annual rate of 0.50% of the Fund's average daily net assets.

During the year ended June 30, 1999, the amount of investment advisory fees waived by each Fund and the impact on each Fund's expense ratio represented as a percentage of its average daily net assets were as follows:

                                                         Fees   % of Average
                                                        Waived   Net Assets
                                                       -------------
        Capital Preservation Fund..................... $147,381     0.34%
        Intermediate Bond Fund........................  293,547     0.15%

Evergreen Investment Services ("EIS"), a subsidiary of First Union, serves as the administrator and The BISYS Group, Inc. ("BISYS") serves as the sub-admin-istrator to the Funds. As administrator, EIS provides the Funds with facili-ties, equipment and personnel. As sub-administrator to the Funds, BISYS pro-vides the officers of the Funds. Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

For the Short Intermediate Fund, the administrator and sub-administrator is en-titled to an annual fee based on the average daily net assets of the funds ad-ministered by EIS for which First Union or its investment advisory subsidiaries are also the investment advisors. The administration fee is calculated by ap-plying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets increase, to the average daily net assets of the Fund. The sub-ad-ministration fee is calculated by applying percentage rates, which start at 0.01% and decline to 0.004% per annum as net assets increase, to the average daily net assets of the Fund.

During the year ended June 30, 1999, the Short Intermediate Fund paid or ac-crued $82,285 and $21,234 for administrative and sub-administrative services, respectively.

During the year ended June 30, 1999, the Capital Preservation Fund and Interme-diate Bond Fund reimbursed EIMC for certain administration and accounting ex-penses as follows:

        Capital Preservation Fund.................................... $ 6,400
        Intermediate Bond Fund.......................................  30,344

For the Capital Preservation Fund and Intermediate Bond Fund, the sub-adminis-tration fee is paid by the investment advisor and is not a fund expense.

Evergreen Service Company ("ESC"), an indirectly, wholly owned subsidiary of First Union, serves as the transfer and dividend disbursing agent for the Funds.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly owned subsidiary of BISYS, serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class Y. Distribution plans permit a Fund to compensate its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by the Fund through "Distribution Plan expenses". Each class, except Class Y, currently pays a service fee equal to 0.25% of the average daily net assets of the class. Class B and Class C also pay distribution fees equal to 0.75% of the average daily net assets of the class. Distribution Plan expenses are calculated daily and paid at least quarterly.

During the year ended June 30, 1999, amounts paid or accrued to EDI pursuant to each Fund's Class A, Class B and Class C Distribution Plans were as follows:

                                                  Class A  Class B  Class C
                                                  -------------------------
        Capital Preservation Fund................ $ 36,258 $209,176 $41,553
        Intermediate Bond Fund...................  296,312  112,885  52,377
        Short Intermediate Fund..................   19,253  238,613  14,179

With respect to Class B and Class C shares, the principal underwriter may pay distribution fees greater than the allowable annual amounts each Fund is per-mitted to pay under the Distribution Plans.

Each of the Distribution Plans may be terminated at any time by vote of the In-dependent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

5. ACQUISITIONS

The Intermediate Bond Fund was organized for the purpose of combining the as-sets of the Keystone Intermediate Term Bond Fund and Evergreen Intermediate Term Bond Fund II (formerly, the Evergreen Intermediate Term Bond Fund).

On January 21, 1998, prior to the combination of assets into Intermediate Bond Fund, Evergreen Intermediate Term Bond Fund II transferred substantially all of its net assets related to its Class Y shares to Evergreen Select Core Bond Fund, an institutional fund, through a redemption-in-kind in the amount of ap-proximately $108,000,000.

Effective on the close of business on January 23, 1998, Intermediate Bond Fund acquired all the remaining assets and assumed certain liabilities of Evergreen Intermediate Term Bond Fund II in exchange for Class A, Class B, Class C and Class Y shares of the Intermediate Bond Fund. Also, the Intermediate Bond Fund acquired all the assets and assumed certain liabilities of Keystone Intermedi-ate Term Bond Fund in exchange for Class A, Class B and Class C shares of In-termediate Bond Fund.

Effective on the close of business on February 28, 1998, Intermediate Bond Fund acquired all of the assets and assumed certain liabilities of Blanchard Short-Term Flexible Income Fund, in an exchange for Class A shares of Intermediate Bond Fund.

These acquisitions were accomplished by a tax-free exchange of the respective shares of each Fund. The value of assets acquired, number of shares issued, unrealized appreciation acquired and the aggregate net assets of each Fund im-mediately after the acquisition are as follows:

                                                                Value of Net     Number of    Unrealized     Net Assets
Acquiring Fund                     Acquired Fund               Assets Acquired Shares Issued Appreciation After Acquisition
--------------------------------------------------------------------------------------------------------------------------
Intermediate Bond
 Fund............... Evergreen Intermediate Term Bond Fund II   $ 66,213,695     7,287,484    $  616,992    $ 93,235,040
Intermediate Bond
 Fund............... Blanchard Short-Term Flexible Income Fund   116,766,103    12,856,531     2,511,574     211,601,433

6. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C and/or Class Y. Transactions in shares of the Funds were as follows:

Capital Preservation Fund

                                 Year Ended                Year Ended
                                June 30, 1999             June 30, 1998
                           ------------------------  ------------------------
                             Shares       Amount       Shares       Amount
-----------------------------------------------------------------------------
Class A
Shares sold...............  1,254,468  $ 12,119,775   1,684,678  $ 16,480,670
Shares issued in
 reinvestment of
 distributions............     73,376       709,511      62,340       609,698
Shares redeemed........... (1,297,623)  (12,552,673) (1,502,907)  (14,712,976)
-----------------------------------------------------------------------------
Net increase..............     30,221       276,613     244,111     2,377,392
-----------------------------------------------------------------------------
Class B
Shares sold...............    501,298     4,841,798     212,637     2,082,936
Shares issued in
 reinvestment of
 distributions............     69,855       676,249      99,464       974,126
Shares redeemed........... (1,626,086)  (15,731,870)   (998,736)   (9,785,685)
-----------------------------------------------------------------------------
Net decrease.............. (1,054,933)  (10,213,823)   (686,635)   (6,728,623)
-----------------------------------------------------------------------------
Class C
Shares sold...............    229,112     2,214,948      89,775       879,537
Shares issued in
 reinvestment of
 distributions............     17,206       166,378      17,696       173,140
Shares redeemed...........   (247,073)   (2,388,775)   (118,346)   (1,158,497)
-----------------------------------------------------------------------------
Net decrease..............       (755) $     (7,449)    (10,875) $   (105,820)
-----------------------------------------------------------------------------

Intermediate Bond Fund

                                   Year Ended                Year Ended
                                  June 30, 1999             June 30, 1998
                             ------------------------  ------------------------
                               Shares       Amount       Shares       Amount
-------------------------------------------------------------------------------
 Class A
 Shares sold...............   2,341,785  $ 21,107,529     955,523  $  8,660,565
 Shares issued in
  acquisition of:
 Evergreen Intermediate
  Term Bond Fund II........           0             0     349,314     3,173,762
 Blanchard Short-Term
  Flexible Income Fund.....           0             0  12,856,531   116,766,103
 Shares issued in
  reinvestment of
  distributions............     656,382     5,911,817     263,979     2,392,256
 Shares redeemed...........  (4,185,680)  (37,633,504) (1,958,558)  (17,753,140)
-------------------------------------------------------------------------------
 Net increase (decrease)...  (1,187,513) $(10,614,158) 12,466,789  $113,239,546
-------------------------------------------------------------------------------
 Class B
 Shares sold...............     487,096  $  4,402,183     150,439  $  1,368,742
 Shares issued in
  acquisition of Evergreen
  Intermediate Term Bond
  Fund II..................           0             0     129,724     1,180,255
 Shares issued in
  reinvestment of
  distributions............      36,260       326,694      36,150       328,759
 Shares redeemed...........    (425,314)   (3,846,878)   (403,520)   (3,667,231)
-------------------------------------------------------------------------------
 Net increase (decrease)...      98,042  $    881,999     (87,207) $   (789,475)
-------------------------------------------------------------------------------
 Class C
 Shares sold...............     110,653  $  1,004,240     243,096  $  2,208,772
 Shares issued in
  acquisition of Evergreen
  Intermediate Term Bond
  Fund II..................           0             0       5,677        51,630
 Shares issued in
  reinvestment of
  distributions............      20,784       187,535      30,163       274,457
 Shares redeemed...........    (184,849)   (1,673,579)   (492,378)   (4,464,809)
-------------------------------------------------------------------------------
 Net decrease..............     (53,412) $   (481,804)   (213,442) $ (1,929,950)
-------------------------------------------------------------------------------
                                                           January 26,1998
                                                          (Commencement of
                                   Year Ended           Class Operations) to
                                  June 30, 1999             June 30, 1998
                             ------------------------  ------------------------
                               Shares       Amount       Shares       Amount
-------------------------------------------------------------------------------
 Class Y
 Shares sold...............   1,284,724  $ 11,575,178   1,335,378  $ 12,127,995
 Shares issued in
  acquisition of Evergreen
  Intermediate Term Bond
  Fund II..................           0             0   6,802,769    61,808,048
 Shares issued in
  reinvestment of
  distributions............     118,332     1,066,259      44,309       401,520
 Shares redeemed...........  (2,096,933)  (18,979,192) (1,165,196)  (10,576,639)
-------------------------------------------------------------------------------
 Net increase (decrease)...    (693,877) $ (6,337,755)  7,017,260  $ 63,760,924
-------------------------------------------------------------------------------

Short Intermediate Fund

                                Year Ended                  Year Ended
                               June 30, 1999               June 30, 1998
                         --------------------------  --------------------------
                           Shares        Amount        Shares        Amount
-------------------------------------------------------------------------------
Class A
Shares sold.............   1,565,164  $  15,513,691      500,922  $   4,955,344
Shares issued in
 reinvestment of
 distributions..........      85,182        844,657       76,079        752,038
Shares redeemed.........  (1,377,037)   (13,580,265)    (674,862)    (6,681,274)
-------------------------------------------------------------------------------
Net increase
 (decrease).............     273,309  $   2,778,083      (97,861) $    (973,892)
-------------------------------------------------------------------------------
Class B
Shares sold.............   1,844,479  $  18,346,490    1,023,010  $  10,138,464
Shares issued in
 reinvestment of
 distributions..........      83,118        826,279       78,547        778,080
Shares redeemed.........  (1,890,855)   (18,756,863)  (1,071,136)   (10,623,170)
-------------------------------------------------------------------------------
Net increase............      36,742  $     415,906       30,421  $     293,374
-------------------------------------------------------------------------------
Class C
Shares sold.............      65,400  $     652,800       64,686  $     642,818
Shares issued in
 reinvestment of
 distributions..........       6,017         59,815        4,490         44,480
Shares redeemed.........     (46,468)      (460,730)     (58,395)      (579,321)
-------------------------------------------------------------------------------
Net increase............      24,949  $     251,885       10,781  $     107,977
-------------------------------------------------------------------------------
Class Y
Shares sold.............  12,293,584  $ 122,151,579   12,608,737  $ 124,781,811
Shares issued in
 reinvestment of
 distributions..........   1,145,478     11,358,519    1,165,985     11,524,473
Shares redeemed......... (14,015,864)  (138,897,410) (14,971,442)  (148,128,279)
-------------------------------------------------------------------------------
Net decrease............    (576,802) $  (5,387,312)  (1,196,720) $ (11,821,995)
-------------------------------------------------------------------------------

7. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended June 30, 1999:

                                   Cost of Purchases                  Proceeds from Sales
                          --------------------------------------------------------------------
                          U.S. Government Non-U.S. Government U.S. Government Non-U.S. Government
------------------------------------------------------------------------------------------------
Capital Preservation
 Fund...................   $ 15,398,737      $  1,627,469      $ 22,115,467      $  4,933,889
Intermediate Bond Fund..    156,553,374       161,978,984       156,578,260       184,149,304
Short Intermediate
 Fund...................    143,335,404        52,167,556       113,305,257        76,183,400

During the year ended June 30, 1999, the following Funds entered into reverse repurchase agreements as follows:

                                                 Average   Weighted
                                                  Daily    Average    Maximum
                                                 Balance   Interest    Amount
                                               Outstanding   Rate   Outstanding*
                                               ---------------------------
Capital Preservation Fund..................... $  402,895   5.52%    $  500,380
Intermediate Bond Fund........................  1,016,524   5.48%     5,302,459

------
* The Maximum Amount Outstanding under reverse repurchase agreements includes accrued interest.

At June 30, 1999, there were no reverse repurchase agreements outstanding.

The Intermediate Bond Fund loaned securities during the year ended June 30, 1999 to certain brokers who paid the Fund a negotiated lenders' fee. These fees are included in interest income. At June 30, 1999, the value of securities on loan and the value of collateral amounted to $4,041,106 and $4,120,580, respec-tively. During the year ended June 30, 1999, the Intermediate Bond Fund earned $8,758 in income from securities lending.

On June 30, 1999, the composition of unrealized appreciation and depreciation on securities based on the aggregate cost of securities for federal income tax purposes were as follows:

                                         Gross        Gross
                                       Unrealized   Unrealized   Net Unrealized
                           Tax Cost   Appreciation Depreciation   Depreciation
                         ---------------------------------------------------
        Capital
         Preservation
         Fund........... $ 37,510,779  $   77,528  $  (275,960)   $  (198,432)
        Intermediate
         Bond Fund......  185,192,183   1,089,377   (5,946,254)    (4,856,877)
        Short
         Intermediate
         Fund...........  380,507,963   2,301,212   (6,750,376)    (4,449,164)

As of June 30, 1999, the Funds had capital loss carryovers for federal income tax purposes as follows:

                          Capital                                       Expiration
                           Loss     -----------------------------------------------------------------------------------
                         Carryover    2000      2001       2002      2003      2004       2005       2006       2007
----------------------------------------------------------------------------------------------------------------------
Capital Preservation
 Fund.................. $ 6,812,000        0 $5,685,000 $  197,000 $642,000 $  254,000          0          0 $   34,000
Intermediate Bond
 Fund..................  14,296,000 $417,000  2,688,000  8,725,000  907,000    358,000 $1,201,000          0          0
Short Intermediate
 Fund..................  18,087,000        0          0  6,021,000        0  4,049,000  4,374,000 $1,743,000  1,901,000

The capital loss carryovers include $2,185,000 and $11,560,000 that were ac-quired through fund mergers by Capital Preservation Fund and Intermediate Bond Fund, respectively. The Funds' ability to offset future realized gains against these capital loss carryovers is limited in accordance with Federal Tax regula-tions.

In addition to capital loss carryovers, net capital losses incurred after Octo-ber 31, 1998 through the end of the fiscal year may be deemed to have occurred on the first day of the following fiscal year for federal income tax purposes. Capital Preservation Fund, Intermediate Bond Fund and Short Intermediate Fund incurred and have elected to defer $128,917, $1,813,498 and $991,090 of such post-October losses, respectively.

8. EXPENSE OFFSET ARRANGEMENTS

The Funds have entered into expense offset arrangements with ESC and their cus-todian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each Fund's related expenses. The assets deposited with ESC and the custodian under these expense offset arrangements could have been invested in income-producing assets. The amount of fee credits received by each Fund and the impact on each Fund's expense ratio represented as a percent-age of its average net assets were as follows:

                                                  Total Fee     % of Average
                                               Credits Received  Net Assets
                                             ------------------------------
        Capital Preservation Fund.............     $ 1,720          0.00%
        Intermediate Bond Fund................      11,652          0.01%
        Short Intermediate Fund...............      20,012          0.01%

9. DEFERRED TRUSTEES' FEES

Each Independent Trustee of each Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are recorded in the Fund's Trustees' fees and expenses. Trustees will be paid either in one lump sum or in quarterly install-ments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000.

10. FINANCING AGREEMENTS

Certain Evergreen Funds, State Street Bank and Trust Company ("State Street") and a group of banks (collectively, the "Banks") entered into a financing agreement dated December 22, 1997, as amended on November 20, 1998. Under this agreement, the Banks provided an unsecured credit facility in the aggregate amount of $400 million ($275 million committed and $125 million uncommitted). The credit facility was allocated, under the terms of the financing agreement, among the Banks. The credit facility was accessed by the Funds for temporary or emergency purposes only and was subject to each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. A commitment fee of 0.065% per annum will be incurred on the unused por-tion of the committed facility, which was allocated to all funds. For its as-sistance in arranging this financing agreement, the Capital Market Group of First Union was paid a one-time arrangement fee of $27,500. State Street serves as administrative agent for the Banks, and as administrative agent is entitled to a fee of $20,000 per annum which is allocated to all of the funds.

This agreement was amended and renewed on December 22, 1998. The amended fi-nancing agreement became effective on December 22, 1998 among all of the Ever-green Funds, State Street and The Bank of New York ("BONY"). Under this agree-ment, State Street and BONY provide an unsecured credit facility in the aggre-gate amount of $150 million ($125 million committed and $25 million uncommit-ted). The remaining terms and conditions of the agreement are unaffected.

During the year ended June 30, 1999, the Funds had no borrowings under these agreements.

                          Independent Auditors' Report
The Trustees and Shareholders
Evergreen Fixed Income Trust

We have audited the accompanying statements of assets and liabilities, includ-ing the schedules of investments of Evergreen Capital Preservation and Income Fund, Evergreen Intermediate Term Bond Fund and Evergreen Short Intermediate Bond Fund, portfolios of Evergreen Fixed Income Trust, as of June 30, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods described on pages 12 to 17. These financial statements and financial highlights are the responsibil-ity of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999 by correspondence with the custodian and brokers. An audit also in-cludes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presenta-tion. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ever-green Capital Preservation and Income Fund, Evergreen Intermediate Term Bond Fund and Evergreen Short Intermediate Bond Fund as of June 30, 1999, the re-sults of their operations, changes in their net assets and financial highlights for each of the years or periods described above in conformity with generally accepted accounting principles.

                                   [KPMG SIGNATURE APPEARS HERE]

Boston, Massachusetts
August 6, 1999

                               Other Information

YEAR 2000 (UNAUDITED)

Like other investment companies, the Funds could be adversely affected if the computer systems used by the Funds' investment advisors and the Funds' other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Funds' investment advisors are taking steps to address this potential year 2000 problem with respect to the computer sys-tems that they use and to obtain satisfactory assurances that comparable steps are being taken by the Funds' other major service providers. At this time, how-ever, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds from this problem.

                                Evergreen Funds

Money Market
Treasury Money Market Fund
Money Market Fund
Municipal Money Market Fund
Florida Municipal Money Market Fund
New Jersey Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund


Tax Advantaged
Short Intermediate Municipal Fund
High Grade Municipal Bond Fund
Municipal Bond Fund
Connecticut Municipal Bond Fund
Florida Municipal Bond Fund
Florida High Income Municipal Bond Fund
Georgia Municipal Bond Fund
Maryland Municipal Bond Fund
New Jersey Municipal Bond Fund
North Carolina Municipal Bond Fund
Pennsylvania Municipal Bond Fund
South Carolina Municipal Bond Fund
Virginia Municipal Bond Fund


Income
Capital Preservation and Income Fund
Short-Intermediate Bond Fund
Intermediate Term Bond Fund
U.S. Government Fund
Diversified Bond Fund
Strategic Income Fund
High Yield Bond Fund


Balanced
Balanced Fund
Tax Strategic Foundation Fund
Foundation Fund


Growth & Income
Utility Fund
Income and Growth Fund
Equity Income Fund
Value Fund
Blue Chip Fund
Growth and Income Fund
Small Cap Value Fund


Domestic Growth
Tax Strategic Equity Fund
Strategic Growth Fund
Stock Selector Fund
Evergreen Fund
Masters Fund
Omega Fund
Small Company Growth Fund
Aggressive Growth Fund


Global International
Global Leaders Fund
International Growth Fund
Global Opportunities Fund
Precious Metals Fund
Emerging Markets Growth Fund
Latin America Fund


Express Line
800.346.3858


Investor Services
800.343.2898




www.evergreen-funds.com

53732                                                              541496 08/99

                                                         BULK RATE
                                                       U.S. POSTAGE
                                                           PAID
                                                       PERMIT NO. 19
    [LOGO OF EVERGREEN FUNDS/SM/ APPEARS HERE]           HUDSON, MA
    200 Berkeley Street
    Boston, MA 02116

Evergreen Intermediate Term Bond Fund
Pro Forma Combining Financial Statements (unaudited)
Statement of Assets and Liabilities
June 30, 1999


                                                                   Davis
                                            Evergreen              Intermediate                         Evergreen Intermediate
                                            Intermediate Term      Investment                           Term Bond Fund Pro Forma
                                            Bond                   Grade Fund         Adjustments       Combined
------------------------------------------  ---------------------- ------------------ ----------------- ------------------

ASSETS
Identified cost of securities               $189,000,576           $49,631,189                          $238,631,765
Net unrealized gains or losses on
   securities                               (4,544,690)            (5,885,083)                          (10,429,773)
------------------------------------------  ---------------------- ------------------ ----------------- ------------------
Market value of securities                  184,455,886            43,746,106                           228,201,992
Cash                                        976                    43,107                               44,083
Interest receivable                         2,500,248              885,689                              3,385,937
Receivable for Fund shares sold             617,447                17,499                               634,946
Unrealized Gains on forward foreign
    currency exchange contracts             242,940                0                                    242,940
Prepaid expenses and other assets           3,369                  0                                    3,369
     Total Assets                           187,820,866            44,692,401                           232,513,267
------------------------------------------  ---------------------- ------------------ ----------------- ------------------
LIABILITIES
Payable for securities purchased            4,637,477              0                                    4,637,477
Distributions payable                       315,789                0                                    315,789
Payable for securities on loan              4,120,580              0                                    4,120,580
Payable for Fund shares redeemed            250,146                335,626                              585,772
Advisory fee payable                        91,060                 0                                    91,060
Distribution fees payable                   54,195                 0                                    54,195
Accrued expenses and other liabilities      53,258                 12,296                               65,554
     Total Liabilities                      9,522,505              347,922                              9,870,427

NET ASSETS                                  $178,298,361           $44,344,479                          $222,642,840
------------------------------------------  ---------------------- ------------------ ----------------- ------------------

Net assets represented by:
Paid-in capital                             $198,306,946           $68,843,297                          $267,150,243
Undistributed (overdistributed)
investment income                           959,253                (25,115)                             934,138
Accumulated net realized gains or
   losses on securities                     (16,664,461)           (18,588,620)                         (35,253,081)
Net realized gains on securities and
   futures contacts                         (4,303,377)            (5,885,083)                          (10,188,460)
NET ASSETS                                  $178,298,361           $44,344,479                          $222,642,840
------------------------------------------  ---------------------- ------------------ ----------------- ------------------

Class A Shares
Net Assets                                  $107,713,976           $17,340,274                          $125,054,250
Shares of Beneficial Interest
   Outstanding                              12,436,793             4,510,560          2,000,063   a     14,436,856
Net Asset Value                             $8.66                  $3.84                                $8.66
Maximum Offering Price (3.25% and
   4.75%, respectively.                     $8.95                  $4.03                                $8.95

Class B Shares
Net Assets                                  $11,100,248            $19,214,393                          $30,314,641


                                                        -1-



Shares of Beneficial Interest
   Outstanding                              1,281,661              5,039,610          2,217,197    a    3,498,858
Net Asset Value                             $8.66                  $3.81                                $8.66

Class C Shares
Net Assets                                  $4,718,490             $4,005,352                           $8,723,842
Shares of Beneficial Interest
   Outstanding                              544,805                1,043,942             462,903   a    1,007,708
Net Asset Value                             $8.66                  $3.84                                $8.66

Class Y Shares
Net Assets                                  $54,765,647            $3,784,460                           $58,550,107
Shares of Beneficial Interest
   Outstanding                              6,323,383              979,530                436,603   a   6,759,986
Net Asset Value                             $8.66                  $3.86                                $8.66


(a) Reflects the impact of converting shares of target fund into shares of the survivor fund.

                                    See Combined Notes to Financial Statements.

Evergreen Intermediate Term Bond Fund
Proforma Combining Financial Statements (Unaudited)
Schedule of Investments
June 30, 1999




                                                                                               Evergreen Intermediate
                                                                                                  Term Bond Fund
                                                            Coupon/Maturity                Principal          Market Value
----------------------------------------------------------- ------------------------------ ------------------ ---------------------

ASSET-BACKED SECURITIES -  5.1%(B)
American Express Credit Account, Ser. 1999-1                5.85%, 11/15/2006              2,000,000          1,935,530
Class B
California Infrastructure PG&E, Ser. 1997-1                 6.16%, 6/25/2003               1,000,000          1,003,990
Certificate, Class A4
Continmortgage Home Equity Loan Trust, Ser.                 6.58%, 12/15/2018              2,500,000          2,431,875
1998-1 Class A6
CoreStates Home Equity Trust, Ser. 1994-1                   6.65%, 5/15/2009                  716,440         715,796
Class A

                           Ser. 1996-1 Class A4             7.00%, 6/15/2012               1,000,000          1,012,185
Southern Pacific Secd. Assets Corp., Ser. 1996-             7.60%, 10/25/2027              1,000,000          1,024,125
3 Class A4
WFS Owner Trust                                             6.30%, 3/20/2005               3,000,000          2,988,750
First Nationwide Trust, Ser. '89-AR4-1                      9.50%, 9/25/2019
Manufacturers Hanover Mtge. Corp., Mtge.                    11.50%, 4/25/2015
Pass-Through Certificates, Ser. A
The Prudential Mtge. Securities Co., Mtge. Pass-            6.95%, 11/25/2022
Through Certificates, Ser. '92-038, Class A-8
                                                                                                              -----------------
TOTAL ASSET-BACKED SECURITIES                                                                                 11,112,161
                                                                                                              -----------------

CORPORATE BONDS - 58.3%
AEROSPACE & DEFENSE - 4.2%
BE Aerospace, Inc., Sr. Sub Notes                           9.50%, 11/1/2008               500,000            505,000
Boeing, Inc., Deb.                                          8.10%, 11/15/2006              3,675,000          3,957,093
Lockheed Martin Corp., Notes                                7.25%, 5/15/2006               3,000,000          3,002,040
Raytheon Co., Notes                                         6.75%, 8/15/2007               2,000,000          1,979,640
                                                                                                              ---------------
                                                                                                              9,443,773
                                                                                                              ---------------

AUTOMOTIVE EQUIPMENT &
MANUFACTURING - 1.7%
Delphi Automotive Sys. Corp.                                6.50%, 5/1/2009                750,000            707,250
Eagle Picher Inds., Inc., Sr. Sub. Notes                    9.375%, 3/1/2008               200,000            190,000
Hayes Lemmerz Int'l., Inc., Sr. Sub. Notes, (a)             8.25%, 12/15/2008              750,000            712,500
Mark IV Inds., Inc., Sr. Sub. Notes                         7.50%, 9/1/2007                250,000            230,625
Ryder System Inc., Notes, Ser. P                            6.60%, 11/15/2005


                                                        -3-


                                                                                                              ---------------
                                                                                                              1,840,375
                                                                                                              ---------------

BANKS - 6.9%
Amsouth Bancorp., Sub. Deb., Puttable 2005                  6.75%, 11/1/2025               1,000,000          986,380
Bank One Texas N.A., Sub. Notes, (f)                        6.25%, 2/15/2008               2,500,000          2,373,525
Chase Manhattan Corp., Sub. Notes                           9.375%, 7/1/2001               1,250,000          1,322,200
Fleet Fin'l. Group, Inc., Notes, (f)                        6.50%, 3/15/2008               2,000,000          1,922,160
Harris BanCorp., Sub. Notes                                 9.375%, 6/1/2001               800,000            841,424
Mellon Fin'l., Co., Sr. Notes                               5.75%, 11/15/2003              2,000,000          1,926,940
NationsBank Corp., Sub. Notes                               8.125%, 6/15/2002              2,000,000          2,098,020
Suntrust Banks, Inc., Sr. Bond                              6.00%, 1/15/2028               2,000,000          1,888,920
BankBoston, N.A., Sub. Notes                                7.00%, 9/15/2007
                                                                                                              -----------------
                                                                                                              13,359,569
                                                                                                              -----------------

BUILDING, CONSTRUCTION & FURNISHINGS -
0.6%
MDC Holdings, Inc., Sr. Notes                               8.375%, 2/1/2008               450,000            432,000
Nortek Inc., Sr. Notes (a)                                  8.875%, 8/1/2008               500,00             492,500
Standard Pacific Corp., Sr. Sub. Notes                      8.50%, 4/1/2009                500,00             477,500
JTS Corp., Conv. Sub. Deb. ++                               5.25%, 4/29/2002
                                                                                                              ---------------
                                                                                                              1,402,000
                                                                                                              ---------------

BUSINESS EQUIPMENT & SERVICES - 0.7%
Lucent Technologies, Inc., Notes, (f)                       5.50%, 11/15/2008              1,000,000          919,930
Nationwide Credit, Inc., Sr. Notes                          10.25%, 1/15/2008
Technical Equipment Leasing Corp., Jr. Sub.                 18.375%, 4/10/1996
Deb., Ser. A (h) ++
                                                                                                              ------------
                                                                                                              919,930
                                                                                                              ------------

CABLE/OTHER VIDEO DISTRIBUTION - 4.1%
Adelphia Communications Corp., Sr. Notes, Ser.              9.875%, 3/1/2007               500,000            522,500
B
Century Communications Corp., Sr. Notes                     9.75%, 2/15/2002               750,000            766,875
Charter Communications Holdings, Sr. Notes, (a)             8.625%, 4/1/2009               500,000            478,750
Comcast Cable Communications I, Sr. Notes                   6.20%, 11/15/2008              2,000,000          1,866,600
Comcast Corp., Sr. Sub. Deb.                                9.375%, 5/15/2005              1,000,000          1,059,440
Comcast Corp., Sr. Sub. Deb.                                9.50%, 1/15/2008               250,000            262,500
CSC Holdings, Inc., Sr. Notes                               7.25%, 7/15/2008               2,000,000          1,905,400
Metromedia Fiber Network, Inc., Sr. Notes                   10.00%, 11/15/2008             250,000            256,875


                                                        -4-






Time Warner, Inc., Deb.                                     8.11%, 8/15/2006               925,000            969,548
Time Warner, Inc., Notes                                    9.625%, 5/1/2002               1,000,000          1,072,910
                                                                                                              ---------------
                                                                                                              9,161,398
                                                                                                              ---------------

CHEMICAL & AGRICULTURAL PRODUCTS -
1.6%
Dow Chemical Co., Deb.                                      8.625%, 4/1/2006               1,164,000          1,259,413
Huntsman ICI Chemicals, Inc., Sr. Sub. Notes,               10.125%, 7/1/2009              350,000            353,063
(a)
Int'l. Specialty Products Holdings, Inc., Sr.               9.00%, 10/15/2003              300,000            300,000
Notes, Ser. B
Lyondell Chemical Co., Sr. Sub. Notes, (a)                  10.875%, 5/1/2009              400,000            412,000
Scotts Co., Sr. Sub. Notes, (a)                             8.625%, 1/15/2009              500,000            492,500
Glycomed Inc., Conv. Sub. Deb.                              7.50%, 1/1/2003
                                                                                                              ---------------
                                                                                                              2,816,976
                                                                                                              ---------------

COMMUNICATION SYSTEMS & SERVICES -
5.6%
Ackerley Group, Inc., Sr. Sub. Notes, Ser. B                9.00%, 1/15/2009               500,000            490,000
Bell Telephone Co. of PA, Deb.                              8.35%, 12/15/2030              2,600,000          2,940,834
Bresnan Communications Group, Sr. Notes, (a)                8.00%, 2/1/2009                500,000            501,250
Chancellor Media Corp., Sr. Notes                           8.00%, 11/1/2008               500,000            490,000
Crown Castle Int'l. Corp., Sr. Notes                        9.00%, 5/15/2011               500,000            492,500
Intermedia Communications, Inc., Sr. Disc.                  11.25%, 7/15/2007              350,000            253,750
Notes, Ser. B
Jordan Telecommunication Prod., Sr. Notes, Ser.             9.875%, 8/1/2007               500,000            495,000
B
K III Communications Corp., Sr. Notes                       8.50%, 2/1/2006                400,000            410,500
LCI Int'l., Inc., Sr. Notes                                 7.25%, 6/15/2007               1,000,000          981,910
MCI Communications Corp., Notes, (Eff. Yield                6.125%, 4/15/2012              1,000,000          993,360
6.23%), (c)
Mcleod USA, Inc., Sr. Disc. Notes                           10.50%, 3/1/2007               500,000            385,000
Price Communications Wireless, Inc., Sr. Secd.              9.125%, 12/15/2006             500,000            520,000
Notes, Ser. B
Sprint Capital Corp., (f)                                   6.375%, 5/1/2009               2,000,000          1,897,200
Nextlink Communications LLC, Sr. Notes                      12.50%, 4/15/2006
Pegasus Media & Communications, Sr. Sub.                    12.50%, 7/1/2005
Notes, Ser. B
SFX Broadcasting Inc., Sr. Sub. Notes, Ser. B               10.75%, 5/15/2006
Sinclair Broadcast Group, Sr. Sub. Notes                    9.00%, 7/15/2007
Comptronix Corp., Conv. Sub. Deb. (h) ++                    6.75%, 3/1/2002


                                                        -5-


                                                                                                              -----------------
                                                                                                              10,851,304
                                                                                                              -----------------

CONSUMER PRODUCTS & SERVICES - 1.2%
Budget Group, Inc., Sr. Notes, (a)                          9.125%, 4/1/2006               500,000            467,500
General Mills, Inc., Ser. B, MTN                            9.00, 12/20/2002               1,164,000          1,248,169
Nationsrent, Inc., Sr. Sub. Notes                           10.375%, 12/15/2008            400,000            398,000
United Rentals, Inc., Sr. Sub. Notes                        9.25%, 1/15/2009               500,000            496,250
                                                                                                              ---------------
                                                                                                              2,609,919
                                                                                                              ---------------

ENVIRONMENTAL SERVICES - 0.4%
Republic Services, Inc., Notes                              6.625%, 5/15/2004              1,000,000          988,610

FINANCE & INSURANCE - 10.5%
Bear Stearns, Inc., Sr. Notes                               6.75%, 12/15/2007              1,500,000          1,455,000
Beneficial Corp., Ser. I, MTN                               6.25%, 2/18/2013               1,000,000          985,670
CIT Group, Inc., Class A                                    5.625%, 10/15/2003             1,100,000          1,059,498
Donaldson Lufkin & Jenrette, Sr. Notes                      5.875%, 4/1/2002               2,250,000          2,210,647
Farm Credit Systems Finl. Assistance Corp.,                 8.80%, 6/10/2005               2,500,000          2,802,725
Bonds, Ser. A-05
Ford Motor Credit Co.                                       5.80%, 1/12/2009               1,000,000          913,820
GMAC, (f)                                                   8.50%, 1/1/2003                850,000            902,020
Prudential Insurance Co., Notes, (a)                        7.125%, 7/1/2007               2,000,000          2,008,740
Beneficial Corp., Sr. Notes, Ser. H                         6.85%, 9/10/2004
American General Fin., Sr. Notes, Ser. D                    7.12%, 8/24/2005
Liberty Finl., Co., Notes                                   6.75%, 11/15/2008
ReliaStar Finl. Corp., Notes                                6.50%, 11/15/2008
Lehman Brothers Holdings, Notes                             6.625%, 2/05/2006
Paine Webber Group, Inc., Sr. Notes, Ser. C                 6.75%, 4/3/2008
                                                                                                              -----------------
                                                                                                              12,338,120
                                                                                                              -----------------

FOOD & BEVERAGE PRODUCTS - 1.5%
Aurora Foods, Inc., Sr. Sub. Notes, Ser. B                  9.875%, 2/15/2007              250,000            258,750
Chiquita Brands Int'l, Inc., Sr. Notes                      9.625%, 1/15/2004              750,000            748,125
Coca Cola Enterprises, Inc., (f)                            5.75%, 11/1/2008               1,000,000          922,610
Kroger Co., Lease Certificates                              6.00%, 4/1/2003
Southland Corp., Sub. Deb., Ser. B                          4.00%, 6/15/2004
                                                                                                              ---------------
                                                                                                              1,929,485
                                                                                                              ---------------

GAMING - 1.1%


                                                        -6-



Boyd Gaming Corp., Sr. Sub. Notes                           9.50%, 7/15/2007               250,000            247,500
Circus Circus Enterprises, Inc., Deb.                       9.25%, 12/1/2005               500,000            507,500
Isle Capri Casinos, Inc., (a)                               8.75%, 4/15/2009               300,000            282,000
Majestic Star Casino LLC, Sr. Secd. Notes, (a)              10.875%, 7/1/2006              500,000            496,250
Mohegan Tribal Gaming Auth., Sr. Sub. Notes                 8.75%, 1/1/2009                400,000            395,000
Station Casinos Inc., Sr. Sub. Notes                        9.75%, 4/15/2007               500,000            510,000
                                                                                                              ---------------
                                                                                                              2,438,250
                                                                                                              ---------------

HEALTHCARE PRODUCTS & SERVICES - 0.8%
Baxter Int'l, Inc., Notes                                   7.25%, 2/15/2008               1,164,000          1,168,295
Playtex Family Prods. Corp., Sr. Sub. Notes                 9.00%, 12/15/2003              250,000            253,750
Alliance Imaging, Inc., Sr. Sub. Notes                      9.625%, 12/15/2005
                                                                                                              ---------------
                                                                                                              1,422,045
                                                                                                              ---------------

HOTELS AND LODGING - 0.7%
Courtyard By Marriott II, L.P., Sr. Secd. Notes,            10.75%, 2/1/2008
Ser. B

IRON & STEEL - 1.1%
AK Steel Corp., (a)                                         7.875%, 2/15/2009              500,000            482,500
Natl. Steel Corp., Ser. D                                   9.875%, 3/1/2009               500,000            511,250
Wheeling Pittsburgh Corp., Sr. Notes                        9.375%, 11/15/2003             750,000            798,750
WHX Corp., Sr. Notes                                        10.50%, 4/15/2005              500,000            473,750
EES Coke Battery Inc., Sr. Secd. Notes, Ser. B              9.382%, 4/15/2007
(h)
                                                                                                              ---------------
                                                                                                              2,266,250
                                                                                                              ---------------

OIL/ENERGY - 3.0%
Transocian Offshore, Inc., Notes                            7.45%, 4/15/2027               2,000,000          2,026,452
Triton Energy Ltd., Sr. Notes                               8.75%, 4/15/2002               500,000            495,000
Western Gas Resources, Inc., Sr. Sub. Notes,                10.00%, 6/15/2009              250,000            256,250
(a)
Enron Corp., Notes                                          6.725%, 11/17/2008
Gerrity Oil & Gas Corp., Sr. Sub. Notes                     11.75%, 7/15/2004
Clark R & M Inc., Sr. Notes                                 8.375%, 11/15/2007
Clark R & M Inc., Sr. Sub. Notes                            8.875%, 11/15/2007
Deeptech Int'l, Inc., Sr. Secd. Notes                       12.00%, 12/15/2000
                                                                                                              ---------------
                                                                                                              2,777,702
                                                                                                              ---------------



                                                        -7-






PAPER & PACKAGING - 0.3%
Container Corp. of America, Gtd. Sr. Notes, Ser.            11.25%, 5/1/2004               500,000            518,750
A
Stone Container Corp., Sr. Sub. Notes                       11.50%, 8/15/1999              200,000            202,000
Crown Packaging Enterprises, Ltd., Sr. Secd.                0%-14.00%, 8/1/2006
Disc. Notes (h)
                                                                                                              ------------
                                                                                                              720,750
                                                                                                              ------------

PRINTING, PUBLISHING, BROADCASTING &
ENTERTAINMENT - 1.0%
Big Flower Press Holdings, Inc., Sr. Sub. Notes             8.625%, 12/1/2008              500,000            462,500
Carmike Cinemas, Inc., Sr. Sub. Notes, (a)                  9.375%, 2/1/2009               500,000            486,250
Cinemark USA, Inc., Sr. Sub. Notes, Ser. B                  9.625%, 8/1/2008               500,000            495,000
Hollinger Int'l., Sr. Sub. Notes                            9.25%, 2/1/2006                450,000            459,000
Sinclair Broadcast Group, Inc., Sr. Sub. Notes              10.00%, 9/30/2005              200,000            204,000

                                                                                                              ---------------
                                                                                                              2,106,750
                                                                                                              ---------------
RECREATION - 0.3%
Iowa Select Farms, L.P., Sr. Sub. Notes                     10.75%, 12/1/2005
Underwater World Mall of America, Sr. RB (h)                13.75%, 3/1/2002
++
Discover Zone Inc. (h) ++                                   13.50%, 5/1/2002

REAL ESTATE - 1.1%
Bulong Operations Properties Ltd., Sr. Notes, (a)           12.50%, 12/15/2008             250,000            254,688
EOP Operating, Ltd., Sr. Notes, (a)                         6.375%, 2/15/2003              850,000            830,756
Glenborough Properties, LP, Sr. Notes                       7.625%, 3/15/2005              1,000,000          909,760
HMH Pptys., Inc., Sr. Notes, Ser. C                         8.45%, 12/1/2008               500,000            477,500

                                                                                                              ---------------
                                                                                                              2,472,704
                                                                                                              ---------------
RETAILING & WHOLESALE - 2.5%
Ames Dept. Stores, Inc., Sr. Notes, (a)                     10.00%, 4/15/2006              425,000            415,437
CVS Corp., Notes                                            5.50%, 2/15/2004               3,000,000          2,887,335
Pathmark Stores, Inc., Sr. Sub. Notes                       9.625%, 5/1/2003               250,000            255,625
Southland Corp., Sr. Sub. Deb.                              5.00%, 12/15/2003              500,000            432,500
Black & Decker Holdings, Inc., (a)                          6.55%, 7/1/2007
                                                                                                              ---------------
                                                                                                              3,990,897
                                                                                                              ---------------

TEXTILE & APPAREL - 0.4%


                                                        -8-



Polymer Group, Inc., Sr. Sub. Notes, Ser. B                 9.00%, 7/1/2007                500,000            478,750
Westpoint Stevens, Inc., Sr. Notes                          7.875%, 6/15/2005              500,000            488,750

                                                                                                              ------------
                                                                                                              967,500
                                                                                                              ------------
TRANSPORTATION - 2.0%
Burlington Northern Santa Fe, Notes                         6.125%, 3/15/2009              780,000            729,651
Continental Airlines, Inc., Passthru Certificates,          6.795%, 2/2/2020               1,000,000          958,885
Ser. 1999-1 Class B
CSX Corp., Notes                                            6.25%, 10/15/2008              2,000,000          1,869,660
Sea Containers Ltd., Sr. Notes, Ser. B. (a)                 7.875%, 2/15/2008              500,000            487,500
Simula Inc., Sr. Conv. Sub. Notes, Ser. C (h)               10.00%, 9/15/1999
                                                                                                              ---------------
                                                                                                              4,045,696
                                                                                                              ---------------

UTILITIES - 5.0%
AES Corp., Sr. Sub. Notes                                   8.50%, 11/1/2007               500,000            473,750
Commonwealth Edison Co., 1st Mtge., Ser. 83                 8.00%, 5/15/2008               3,000,000          3,262,050
Long Island Lighting Co., Deb.                              7.30%, 7/15/1999               1,000,000          1,000,590
Natl. Rural Util. Coop. Fin., Notes                         5.00%, 10/1/2002               500,000            481,335
EchoStar DBS Corp., Sr. Notes, (a)                          9.375%, 2/1/2009               250,000            255,000
El Paso Energy Corp., Sr. Notes                             6.75%, 5/15/2009               600,000            576,180
LSP energy LP, Sr. Secd. Notes, Ser. A, (a)                 7.164%, 6/20/2013              1,500,000          1,468,983
Commerce Refuse to Energy Auth., Taxable Ref.               10.50%, 7/1/2000
RB
Midland Funding Corp. II, Sub. Secd. Lease                  13.25%, 7/23/2006
Panda Funding, Ser. A-1                                     11.625%, 8/20/2012
Potomac Capital Investors, Notes, Ser. D (a)                6.62%, 12/05/2005
Statia Terminals Int'l. CDA Inc., 1st Mtge.                 11.75%, 11/15/2003
Notes, Ser. B
                                                                                                              ---------------
                                                                                                              7,517,888
                                                                                                              ---------------

TOTAL CORPORATE BONDS                                                                                         98,387,891

MUNICIPAL OBLIGATIONS - 3.3%
CALIFORNIA - 0.5%
Los Angeles County, CA, Pension Obl., Capital               0.00%, 6/30/2007
Appreciation Bds., Ser. C, (MBIA)
Orange County, CA, Pension Obl., Capital                    0.00%, 9/1/2013
Appreciation Bds., Ser. A
San Bernadino, CA Assd. Cmntys. Fin. Auth.                  8.80%, 5/1/2017
Healthcare Ref. & Impt. Bds., Ser. B



                                                        -9-






COLORADO - 0.0%
Adams Cnty., CO, IDR Ser. A Pool Gtd. +                     9.00%, 11/1/2000

CONNECTICUT - 0.7%
Connecticut Health & Edl. Facs. (Sheriden                   8.73%, 11/1/2017
Woods Ctr.), Taxable RB
Connecticut HFA, Taxable Hsg. Mtge. Program,                7.625%, 5/15/2021
Ser. G
Connecticut HFA, Taxable Hsg. Mtge, program,                7.875%, 11/15/2026
Ser. H

FLORIDA - 0.1%
Polk Cnty., FL, HFA REMIC Collateralized Mtge.              9.55%, 1/15/2011
Bds., Ser. 1, CL 2-A

GEORGIA - 0.5%
Camden Cnty., GA, JT Dev. Auth., Taxable RB                 7.10%, 12/1/2012

ILLINOIS - 0.3%
Illinois HFA RB, Ser. C, (MBIA)                             10.30%, 8/15/2003
Illinois Hsg. Dev. Auth., Taxable Multifam.                 8.52%, 9/1/2031
Program, Ser. 8

LOUISIANA - 0.0%
Louisiana Agriculture Fin. Auth., Ser. '86A++               8.80%, 10/1/1996
Louisiana Hsg. Fin. Agy., Taxable Home Mtge.,               8.61%, 8/1/1996
Ser. 86A++

MARYLAND - 0.1%
Mayor and city Council of Baltimore, Econ. Dev.             8.50%, 8/1/2002
Taxable Lease RB Ser. '92
Mayor and City Council of Baltimore, Econ. Dev.             9.50%, 8/1/2014
Taxable Lease RB Ser. '92

NEBRASKA - 0.0%
Nebraska Invst. Fin. Auth., Agriculture RB, Ser.            8.34%, 11/1/1993
A, Gtd.

NEW JERSEY - 0.2%
New Jersey EDA, Taxable RB                                  0.00%, 2/15/2019

NEW YORK - 0.2%
New York St. HFA Rev. Multifamily Mtge. Ser.                8.875%, 8/15/2014
B, Sonyma Prg. Insurance

OKLAHOMA - 0.1%
Oklahoma City, OK, Airport Trust Taxable RB                 8.40%, 11/1/2014


                                                       -10-




PENNSYLVANIA - 0.1%
Harrisburg, PA, G.O. Capital Appreciation Bds.              0.00%, 4/1/2013
York, PA, G.O. Capital Appreciation Bds., Ser. A            0.00%, 2/1/2017

TENNESSEE - 0.0%
Memphis, TN Hlth. Ed. & Hsg. Fac. Brd.,                     8.68%, 9/15/1996
Multifamily Hsg. Rev. Securitized, Ser. '86A+

TEXAS - 0.3%
El Paso Hsg. Fin. Corp., Multifamily Res. Loan              8.88%, 10/15/1996
Program, Securitized MFHRB, Ser. '86A++
Lancaster, TX, Combined Tax & Golf Course                   9.375%, 8/1/2002
Park RB, Ser. B, Certificates of Obl., (MBIA)
The Southeast TX Hsg. Fin. Corp. Securitized                8.60%, 9/1/1996
MFHRB Ser. '86A+
Texas, Dept. Hsg. & Comm. Taxable Mtge. RRB,                9.50%, 3/1/2016
Jr. Lien, Ser. B
Galveston Cnty., TX, Wtr. Auth., Canal Sys.                 9.60%, 7/1/1999
Contract Wtr. RB, (AMBAC)

UTAH - 0.1%
Utah HFA, Taxable RHA Cmnty. Services, Ser. B               9.00%, 7/1/2002

TOTAL MUNICIPAL OBLIGATIONS

COLLATERALIZED MORTGAGE OBLIGATIONS -
6.4% (B)
Bear Stearns Comml. Mtge. Securities, Inc., Ser.            7.08%, 6/15/2009               750,000            757,500
1999-WF2 Class A2
Chase Comml. Mtge. Securities Corp., Ser.                   7.37%, 6/19/2029               500,000            518,048
1997-1 Class B
Criimi Mae Finl. Corp., Ser. 1 Class A                      7.00%, 1/1/2033                782,861            782,861
DLJ Comml. Mtg. Corp., Ser. 1999-CG1 Class                  6.77%, 4/10/2023               3,000,000          2,880,937
A3
         Ser. 1999-CG2 Class A2                             7.45%, 6/10/2009               2,000,000          2,047,500
FNMA, Ser. 1993-248, Class SA, (d)                          4.086%, 8/25/2023              1,000,000          853,240
Independent Natl. Mtge. Corp., Ser. 1997-A,                 7.81%, 12/26/2026              1,920,377          1,742,743
Class A, (a)
Morgan Stanley Capital I, Inc., Ser. 1997-C1                7.69%, 2/15/2020               700,000            724,209
Class B
Morgan Stanley Capital I, Inc., Ser. 1998-HF2               6.71%, 11/15/2030              650,000            652,740
Class B
PNC Mtge. Securities Corp., Ser. 1997-4 Class               7.50%, 7/25/2027               432,573            436,122
2PP1
Residental Funding Mtge. Securities I, Inc., Ser.           6.50%, 1/25/2029               1,171,130          1,091,452
1999-S2 Class M1


                                                       -11-



Resolution Trust Corp., Ser. 1992-3 Class A2                6.68%, 9/25/2019               759,879            757,641
Resolution Trust Corp., Ser. 1992-3 Class A3                6.83%, 5/25/2021               613,925            612,123
Resolution Trust Corp., Ser. 1995-1 Class A2C               7.50%, 10/25/2028              460,751            461,081
TOTAL COLLATERALIZED MORTGAGE                                                                                 -----------------
OBLIGATIONS                                                                                                   14,318,197
                                                                                                              -----------------

MORTGAGE-BACKED SECURITIES - 4.7%
FNMA                                                        6.50%,                         9,287,638          8,966,374
                                                            10/1/2028-5/1/2029
FNMA                                                        7.00%, 7/1/2028                1,469,486          1,458,465
                                                                                                              -----------------
TOTAL MORTGAGE-BACKED SECURITIES                                                                              10,424,839
                                                                                                              -----------------

U.S. AGENCY OBLIGATIONS - 2.9%
FHLB                                                        5.80%, 9/2/2008                1,000,000          952,810
FHLB                                                        5.54%, 10/15/2008
FHLMC                                                       5.54%, 10/27/2008
FHLMC                                                       6.70%, 1/5/2007                756,795            756,795
FHLMC, Class 1567 A                                         5.40%, 8/15/2023
FHLMC, REMIC, Class 1668 F                                  7.5875%, 2/15/2014
FNMA                                                        5.625%, 5/14/2004              500,000            484,530
                                                                                                              ---------------
TOTAL U.S. AGENCY OBLIGATIONS                                                                                 2,194,135
                                                                                                              ---------------

U.S. TREASURY OBLIGATIONS - 7.2%
U.S. Treasury Notes                                         4.75%, 11/15/2008              11,210,000         10,293,919
U.S. Treasury STRIPs, (Eff. Yield 9.30%)(C)                 0.00, 5/15/2008                9,650,000          5,659,918
                                                                                                              -----------------
TOTAL U.S. TREASURY OBLIGATIONS                                                                               15,953,837
                                                                                                              -----------------

YANKEE OBLIGATIONS - 6.7%
Bayerische Landesbank Girozen, New York, Sr.                6.20%, 2/9/2006                675,000            650,592
Notes, Ser. D
Great Central Mines Ltd., Sr. Notes                         8.875%, 4/1/2008               250,000            236,875
Imax Corp., Sr. Notes                                       7.875%, 12/1/2005              250,000            235,000
Manitoba Province, Canada, Notes                            8.00%, 4/15/2002               2,000,000          2,088,700
Nippon Telegraph and Telephone Corp., Notes                 6.00%, 3/25/2008               2,000,000          1,909,780
Oslo Seismic Services, Inc., 1st Pfd. Mtge.                 8.28%, 6/1/2011                691,909            717,648
Notes
Petroleum GEO Svcs., Notes                                  7.50%, 3/31/2007               1,000,000          997,760
Rogers Cablesystems Ltd., Notes                             9.625%, 8/1/2002               500,000            523,750
Svenska Handelsbanken, Sub. Notes                           8.35%, 7/15/2004               1,000,000          1,068,630
TXU Eastern Funding Co.                                     6.75%, 5/15/2009               1,500,000          1,425,244


                                                       -12-



Westpac Banking Corp., Sub. Deb.                            9.125%, 8/15/2001              700,000            736,526
Yorkshire Pwr. Fin. Ltd., Gtd. Sr. Notes                    6.496%, 2/25/2008              2,000,000          1,898,480
YPF Sociedad Anonima, Sr. Notes                             7.25%, 3/15/2003               2,000,000          1,933,420
Gulf Canada Resources Ltd., Sr. Notes                       8.35%, 8/1/2006                500,000            486,855
                                                                                                              -----------------
TOTAL YANKEE OBLIGATIONS                                                                                      14,909,260
                                                                                                              -----------------

FOREIGN BOND - (NON-US DOLLAR
DENOMINATED) - 2.7%
Nykredit                                                    6.00%, 10/1/2029               35,995,000         4,758,774
                                                                                           dkk
Realkredit Danmark, Debs.                                   5.00%, 10/1/2029               88,000             10,908
                                                            6.00%, 10/1/2029               9,500,000          1,255,304
                                                                                           dkk
TOTAL FOREIGN BOND - (NON-US DOLLAR                                                                           ---------------
DENOMINATED)                                                                                                  6,024,986
                                                                                                              ---------------

EQUITIES - 0.1%
COMMON STOCK - 0.05%
Crown Packaging Enterprises Ltd.*
Canyon Resources Corp.*
Nextel Communications Inc., Class A*

PREFERRED STOCK - 0.0%
Westmoreland Coal Co., Dep. Shares Conv.                                          8.50%
Pfd., Ser. A++

WARRANTS - 0.05% Empire Gas Corp.
Spanish Broadcasting Systems Inc.
Primus Telecommunications

TOTAL EQUITIES

MUTUAL FUND SHARES - 1.9%
                                                                                                              ---------------
Navigator Prime Portfolio (g)                                                              4,120,580          4,120,580
                                                                                                              ---------------

REPURCHASE AGREEMENT -3.3%
Evergreen Joint Repurchase Agreement, 5.00%                                                7,010,000          7,010,000
dated 6/30/1999 due 7/1/1999 maturity value
$7,010,974 (cost $7,010,000), (e)


                                                       -13-



SSBT  Repurchase  Agreement,  4.85% dated  06/30/99 due 7/1/1999  maturity value
$378,051 (cost $378,000), (e)
                                                                                                              -------------
TOTAL REPURCHASE AGREEMENTS                                                                                   7,010,00
                                                                                                              -------------

TOTAL INVESTMENTS (cost $189,000,576,                                                                         184,455,886
$49,631,189 and $238,631,765 respectively)
OTHER ASSETS AND LIABILITIES - NET                                                                            (6,157,525)
                                                                                                              --------------------
NET ASSETS                                                                                                    $178,298,361
                                                                                                              ---------------------
                                                                                                              ---------------------


                   -----------------------------------------------------------------------------
                                                                                              Evergreen Intermediate Term Bond Fund
                                                                 Davis Intermediate                     Proforma Combined
                                                               Investment Grade Bond
                                                                       Fund
                                                         Principal        Market Value        Principal           Market Value
-------------------------------------------------------  ---------------  ------------------  ------------------  ---------------

ASSET-BACKED SECURITIES -  5.1%(B)
American Express Credit Account, Ser. 1999-                                                   2,000,000           1,935,530
1 Class B
California Infrastructure PG&E, Ser. 1997-1                                                   1,000,000           1,003,900
Certificate, Class A4
Continmortgage Home Equity Loan Trust,                                                        2,500,000           2,431,875
Ser. 1998-1 Class A6
CoreStates Home Equity Trust, Ser. 1994-1                                                     716,440             715,796
Class A

               Ser. 1996-1 Class A4                                                           1,000,000           1,012,185
Southern Pacific Secd. Assets Corp., Ser.                                                     1,000,000           1,024,125
1996-3 Class A4
WFS Owner Trust                                                                               3,000,000           2,988,750
First Nationwide Trust, Ser. '89-AR4-1                   28,766           28,676              28,766              28,676
Manufacturers Hanover Mtge. Corp., Mtge.                 91,573           93,627              91,573              93,627
Pass-Through Certificates, Ser. A
The Prudential Mtge. Securities Co., Mtge.               179,000          168,282             179,000             168,282
Pass-Through Certificates, Ser. '92-038,
Class A-8
                                                                          ------------                            ----------------
TOTAL ASSET-BACKED SECURITIES                                             290,585                                 11,402,746
                                                                          ------------                            -----------------



                                                       -14-





CORPORATE BONDS - 58.3%
AEROSPACE & DEFENSE - 4.2%
BE Aerospace, Inc., Sr. Sub Notes                                                             500,000             505,000
Boeing, Inc., Deb.                                                                            3,675,000           3,957,093
Lockheed Martin Corp., Notes                                                                  3,000,000           3,002,040
Raytheon Co., Notes                                                                           2,000,000           1,979,640
                                                                                                                  ---------------
                                                                                                                  9,443,773

AUTOMOTIVE EQUIPMENT &
MANUFACTURING - 1.7%
Delphi Automotive Sys. Corp.                                                                  750,000             707,250
Eagle Picher Inds., Inc., Sr. Sub. Notes                                                      200,000             190,000
Hayes Lemmerz Int'l., Inc., Sr. Sub. Notes,                                                   750,000             712,500
(a)
Mark IV Inds., Inc., Sr. Sub. Notes                                                           250,000             230,625
Ryder System Inc., Notes, Ser. P                         2,000,000        1,907,392           2,000,000           1,907,392
                                                                          ---------------                         ---------------
                                                                          1,907,392                               3,747,767

BANKS - 6.9%
Amsouth Bancorp., Sub. Deb., Puttable 2005                                                    1,000,000           986,380
Bank One Texas N.A., Sub. Notes, (f)                                                          2,500,000           2,373,525
Chase Manhattan Corp., Sub. Notes                                                             1,250,000           1,322,200
Fleet Fin'l. Group, Inc., Notes, (f)                                                          2,000,000           1,922,160
Harris BanCorp., Sub. Notes                                                                   800,000             841,424
Mellon Fin'l., Co., Sr. Notes                                                                 2,000,000           1,926,940
NationsBank Corp., Sub. Notes                                                                 2,000,000           2,098,020
Suntrust Banks, Inc., Sr. Bond                                                                2,000,000           1,888,920
BankBoston, N.A., Sub. Notes                             2,000,000        1,992,018           2,000,000           1,992,018
                                                                          ----------------                        -----------------
                                                                          1,992,018                               15,351,587

BUILDING, CONSTRUCTION & FURNISHINGS
- 0.6%
MDC Holdings, Inc., Sr. Notes                                                                 450,000             432,000
Nortek Inc., Sr. Notes (a)                                                                    500,000             492,500
Standard Pacific Corp., Sr. Sub. Notes                                                        500,000             477,500
JTS Corp., Conv. Sub. Deb. ++                            1,950,000        19,500              1,950,000           19,500
                                                                          -----------                             ---------------
                                                                          19,500                                  1,421,500
                                                                          -----------                             ---------------

BUSINESS EQUIPMENT & SERVICES - 0.7%
Lucent Technologies, Inc., Notes, (f)                                                         1,000,000           919,930


                                                       -15-



Nationwide Credit, Inc., Sr. Notes                       750,000          521,250             750,000             521,250
Technical Equipment Leasing Corp., Jr. Sub.              670,700          20,121              670,700             20,121
Deb., Ser. A (h) ++
                                                                          -------------                           ---------------
                                                                          541,371                                 1,461,301
                                                                          -------------                           ---------------

CABLE/OTHER VIDEO DISTRIBUTION - 4.1%
Adelphia Communications Corp., Sr. Notes,                                                     5000,000            522,500
Ser. B
Century Communications Corp., Sr. Notes                                                       750,000             766,875
Charter Communications Holdings, Sr. Notes,                                                   500,000             478,750
(a)
Comcast Cble Communications I, Sr. Notes                                                      2,000,000           1,866,600
Comcast Corp., Sr. Sub. Deb.                                                                  1,000,000           1,059,440
Comcast Corp., Sr. Sub. Deb.                                                                  250,000             262,500
CSC Holdings, Inc., Sr. Notes                                                                 2,000,000           1,905,400
Metromedia Fiber Network, Inc., Sr. Notes                                                     250,000             256,875
Time Warner, Inc., Deb.                                                                       925,000             969,548
Time Warner, Inc., Notes                                                                      1,000,000           1,072,910
                                                                                                                  ---------------
                                                                                                                  9,161,398
                                                                                                                  ---------------

CHEMICAL & AGRICULTURAL PRODUCTS -
1.6%
Dow Chemical Co., Deb.                                                                        1,164,000           1,259,413
Huntsman ICI Chemicals, Inc., Sr. Sub.                                                        350,000             353,063
Notes, (a)
Int'l. Specialty Products Holdings, Inc., Sr.                                                 300,000             300,000
Notes, Ser. B
Lyondell Chemical Co., Sr. Sub. Notes, (a)                                                    400,000             412,000
Scotts Co., Sr. Sub. Notes, (a)                                                               500,000             492,500
Glycomed Inc., Conv. Sub. Deb.                           863,000          702,266             863,000             702,266
                                                                          --------------                          ---------------
                                                                          702,266                                 3,519,242
                                                                          -------------                           ---------------

COMMUNICATION SYSTEMS & SERVICES -
5.6%
Ackerley Group, Inc., Sr. Sub. Notes, Ser. B                                                  500,000             490,000
Bell Telephone Co. of PA, Deb.                                                                2,600,000           2,940,834
Bresnan Communications Group, Sr. Notes,                                                      500,000             501,250
(a)
Chancellor Media Corp., Sr. Notes                                                             500,000             490,000


                                                       -16-



Crown Castle Int'l. Corp., Sr. Notes                                                          500,000             492,500
Intermedia Communications, Inc., Sr. Disc.                                                    350,000             253,750
Notes, Ser. B
Jordan Telecommunication Prod., Sr. Notes,                                                    500,000             495,000
Ser. B
K III Communications Corp., Sr. Notes                                                         400,000             410,500
LCI Int'l., Inc., Sr. Notes                                                                   1,000,000           981,910
MCI Communications Corp., Notes, (Eff. Yield                                                  1,000,000           993,360
6.23%), (C)
Mcleod USA, Inc., Sr. Disc. Notes                                                             500,000             385,000
Price Communications Wireless, Inc., Sr.                                                      500,000             520,000
Secd. Notes, Ser. B
Sprint Capital Corp., (f)                                                                     2,000,000           1,897,200
Nextlink Communications LLC, Sr. Notes                   250,000          267,500             250,000             267,500
Pegasus Media & Communications, Sr. Sub.                 500,000          555,000             500,000             555,000
Notes, Ser. B
SFX Broadcasting Inc., Sr. Sub. Notes, Ser. B            329,000          358,610             329,000             358,610
Sinclair Broadcast Group, Sr. Sub. Notes                 500,000          496,250             500,000             496,250
Comptronix Corp., Conv. Sub. Deb. (h) ++                 558,273          23,447              558,273             23,447
                                                                          ---------------                         -----------------
                                                                          1,700,807                               12,552,111
                                                                          ---------------                         -----------------

CONSUMER PRODUCTS & SERVICES - 1.2%
Budget Group, Inc., Sr. Notes, (a)                                                            500,000             467,500
General Mills, Inc., Ser. B, MTN                                                              1,164,000           1,248,169
Nationsrent, Inc., Sr. Sub. Notes                                                             400,000             398,000
United Rentals, Inc., Sr. Sub. Notes                                                          500,000             496,250
                                                                                                                  ---------------
                                                                                                                  2,609,919
                                                                                                                  ---------------

ENVIRONMENTAL SERVICES - 0.4%
                                                                                                                  --------------
Republic Services, Inc., Notes                                                                1,000,000           988,610
                                                                                                                  --------------

FINANCE & INSURANCE - 10.5%
Bear Stearns, Inc., Sr. Notes                                                                 1,500,000           1,455,000
Beneficial Corp., Ser. I, MTN                                                                 1,000,000           985,670
CIT Group, Inc., Class A                                                                      1,100,000           1,059,498
Donaldson Lufkin & Jenrette, Sr. Notes                                                        2,250,000           2,210,647
Farm Credit Systems Finl. Assistance Corp.,                                                   2,500,000           2,802,725
Bonds, Ser. A-05
Ford Motor Credit Co.                                                                         1,000,000           913,820


                                                       -17-



GMAC, (f)                                                                                     850,000             902,020
Prudential Insurance Co., Notes, (a)                                                          2,000,000           2,008,740
Beneficial Corp., Sr. Notes, Ser. H                      1,500,000        1,499,272           1,500,000           1,499,272
American General Fin., Sr. Notes, Ser. D                 1,500,000        1,509,810           1,500,000           1,509,810
Liberty Finl., Co., Notes                                2,000,000        1,941,932           2,000,000           1,941,932
ReliaStar Finl. Corp., Notes                             2,000,000        1,906,722           2,000,000           1,906,722
Lehman Brothers Holdings, Notes                          2,000,000        1,916,372           2,000,000           1,916,372
Paine Webber Group, Inc., Sr. Notes, Ser. C              2,350,000        2,251,695           2,350,000           2,251,695
                                                                          -----------------                       ----------------
                                                                          11,025,803                              23,363,923
                                                                          -----------------                       -----------------

FOOD & BEVERAGE PRODUCTS - 1.5%
Aurora Foods, Inc., Sr. Sub. Notes, Ser. B                                                    250,000             258,750
Chiquita Brands Int'l, Inc., Sr. Notes                                                        750,000             748,125
Coca Cola Enterprises, Inc., (f)                                                              1,000,000           922,610
Kroger Co., Lease Certificates                           552,000          543,308             552,000             543,308
Southland Corp., Sub. Deb., Ser. B                       1,000,000        765,000             1,000,000           765,000
                                                                          ----------------                        ---------------
                                                                          1,308,308                               3,237,793
                                                                          ----------------                        ---------------

GAMING - 1.1%
Boyd Gaming Corp., Sr. Sub. Notes                                                             250,000             247,500
Circus Circus Enterprises, Inc., Deb.                                                         500,000             507,500
Isle Capri Casinos, Inc., (a)                                                                 300,000             282,000
Majestic Star Casino LLC, Sr. Secd. Notes,                                                    500,000             496,250
(a)
Mohegan Tribal Gaming Auth., Sr. Sub. Notes                                                   400,000             395,000
Station Casinos Inc., Sr. Sub. Notes                                                          500,000             510,000
                                                                                                                  ---------------
                                                                                                                  2,438,250
                                                                                                                  ---------------

HEALTHCARE PRODUCTS & SERVICES -
0.8%
Baxter Int'l, Inc., Notes                                                                     1,164,000           1,168,295
Playtex Family Prods. Corp., Sr. Sub. Notes                                                   250,000             253,750
Alliance Imaging, Inc., Sr. Sub. Notes                   250,000          240,625             250,000             240,625
                                                                          -------------                           ----------------
                                                                          240,625                                 1,662,670
                                                                          ------------                            ----------------

HOTELS AND LODGING - .7%


                                                       -18-


Courtyard By Marriott II, L.P., Sr. Secd.                                 ----------------                        ----------------
Notes, Ser. B                                            1,448,000        1,484,200           1,448,000           1,484,200
                                                                          ---------------                         ----------------

IRON & STEEL - 1.1%
AK Steel Corp., (a)                                                                           500,000             482,500
Natl. Steel Corp., Ser. D                                                                     500,000             511,250
Wheeling Pittsburgh Corp., Sr. Notes                                                          750,000             798,750
WHX Corp., Sr. Notes                                                                          500,000             473,750
EES Coke Battery Inc., Sr. Secd. Notes, Ser.             100,000          96,151              100,000             96,151
B (h)
                                                                          --------------                          ---------------
                                                                          96,151                                  2,362,401
                                                                          --------------                          ---------------

OIL/ENERGY - 3.0%
Transocian Offshore, Inc., Notes                                                              2,000,000           2,026,452
Triton Energy Ltd., Sr. Notes                                                                 500,000             495,000
Western Gas Resources, Inc., Sr. Sub. Notes,                                                  250,000             256,250
(a)
Enron Corp., Notes                                       2,000,000        1,948,252           2,000,000           1,948,252
Gerrity Oil & Gas Corp., Sr. Sub. Notes                  1,000,000        1,046,250           1,000,000           1,046,250
Clark R & M Inc., Sr. Notes                              250,000          229,687             250,000             229,687
Clark R & M Inc., Sr. Sub. Notes                         250,000          220,938             250,000             220,938
Deeptech Int'l, Inc., Sr. Secd. Notes                    500,000          529,940             500,000             529,940
                                                                          ---------------                         ----------------
                                                                          3,975,067                               6,752,769
                                                                          ---------------                         ----------------

PAPER & PACKAGING - 0.3%
Container Corp. of America, Gtd. Sr. Notes,                                                   500,000             518,750
Ser. A
Stone Container Corp., Sr. Sub. Notes                                                         200,000             202,000
Crown Packaging Enterprises, Ltd., Sr. Secd.             2,000,000        30,000              2,000,000           30,000
Disc. Notes (h)
                                                                          ------------                            -------------
                                                                          30,000                                  750,750
                                                                          -----------                             -------------

PRINTING, PUBLISHING, BROADCASTING &
ENTERTAINMENT - 1.0%
Big Flower Press Holdings, Inc., Sr. Sub.                                                     500,000             462,500
Notes
Carmike Cinemas, Inc., Sr. Sub. Notes, (a)                                                    500,000             486,250
Cinemark USA, Inc., Sr. Sub. Notes, Ser. B                                                    500,000             495,000


                                                       -19-


Hollinger Int'l., Sr. Sub. Notes                                                              450,000             459,000
Sinclair Broadcast Group, Inc., Sr. Sub. Notes                                                200,000             204,000
                                                                                                                  ---------------
                                                                                                                  2,106,750
                                                                                                                  ---------------

RECREATION - 0.3%
Iowa Select Farms, L.P., Sr. Sub. Notes                  500,000          418,125             500,000             418,125
Underwater World Mall of America, Sr. RB (h)             984,599          334,764             984,599             334,764
++
Discover Zone Inc. (h) ++                                58,000           12,470              58,000              12,470
                                                                          ------------                            ------------
                                                                          765,359                                 765,359
                                                                          ------------                            ------------

REAL ESTATE - 1.1%
Bulong Operations Properties Ltd., Sr. Notes,                                                 250,000             254,688
(a)
EOP Operating, Ltd., Sr. Notes, (a)                                                           850,000             830,756
Glenborough Properties, LP, Sr. Notes                                                         1,000,000           909,760
HMH Pptys., Inc., Sr. Notes, Ser. C                                                           500,000             477,500
                                                                                                                  ---------------
                                                                                                                  2,472,704
                                                                                                                  ---------------

RETAILING & WHOLESALE - 2.5%
Ames Dept. Stores, Inc., Sr. Notes, (a)                                                       425,000             415,437
CVS Corp., Notes                                                                              3,000,000           2,887,335
Pathmark Stores, Inc., Sr. Sub. Notes                                                         250,000             255,625
Southland Corp., Sr. Sub. Deb.                                                                500,000             432,500
Black & Decker Holdings, Inc., (a)                       1,500,000        1,470,120           1,500,000           1,470,120
                                                                          ----------------                        ---------------
                                                                          1,470,120                               5,461,017
                                                                          ----------------                        ---------------

TEXTILE & APPAREL - 0.4%
Polymer Group, Inc., Sr. Sub. Notes, Ser. B                                                   500,000             478,750
Westpoint Stevens, Inc., Sr. Notes                                                            500,000             488,750
                                                                                                                  ------------
                                                                                                                  967,500
                                                                                                                  ------------

TRANSPORTATION - 2.0%
Burlington Northern Santa Fe, Notes                                                           780,000             729,651


                                                       -20-


Continental Airlines, Inc., Passthru                                                          1,000,000           958,885
Certificates, Ser. 1999-1 Class B
CSX Corp., Notes                                                                              2,000,000           1,869,660
Sea Containers Ltd., Sr. Notes, Ser. B. (a)                                                   500,000             487,500
Simula Inc., Sr. Conv. Sub. Notes, Ser. C (h)            500,000          407,500             500,000             407,500
                                                                          ------------                            ---------------
                                                                          407,500                                 4,453,196
                                                                          ------------                            ---------------

UTILITIES - 5.0%
AES Corp., Sr. Sub. Notes                                                                     500,000             473,750
Commonwealth Edison Co., 1st Mtge., Ser.                                                      3,000,000           3,262,050
83
Long Island Lighting Co., Deb.                                                                1,000,000           1,000,590
Natl. Rural Util. Coop. Fin., Notes                                                           500,000             481,335
EchoStar DBS Corp., Sr. Notes, (a)                                                            250,000             255,000
El Paso Energy Corp., Sr. Notes                                                               600,000             576,180
LSP energy LP, Sr. Secd. Notes, Ser. A, (a)                                                   1,500,000           1,468,983
Commerce Refuse to Energy Auth., Taxable                 130,000          131,979             130,000             131,979
Ref. RB
Midland Funding Corp. II, Sub. Secd. Lease               500,000          604,440             500,000             604,440
Panda Funding, Ser. A-1                                  498,978          511,451             498,978             511,451
Potomac Capital Investors, Notes, Ser. D (a)             2,000,000        1,869,198           2,000,000           1,869,198
Statia Terminals Int'l. CDA Inc., 1st Mtge.              500,000          538,750             500,000             538,750
Notes, Ser. B
                                                                          ---------------                         -----------------
                                                                          3,655,818                               11,173,706
                                                                          ----------------                        ------------------
TOTAL CORPORATE BONDS                                                     31,322,305                              129,710,196

MUNICIPAL OBLIGATIONS - 3.3%
CALIFORNIA - 0.5%
Los Angeles County, CA, Pension Obl.,                    640,000          370,521             640,000             370,521
Capital Appreciation Bds., Ser. C, (MBIA)
Orange County, CA, Pension Obl., Capital                 1,930,000        703,582             1,930,000           703,582
Appreciation Bds., Ser. A
San Bernadino, CA Assd. Cmntys. Fin. Auth.               130,000          118,522             130,000             118,522
Healthcare Ref. & Impt. Bds., Ser. B
                                                                          ---------------                         ---------------
                                                                          1,192,625                               1,192,625
                                                                          ---------------                         ---------------

COLORADO - 0.0%                                                           ---------------                         ---------------
Adams Cnty., CO, IDR Ser. A Pool Gtd. +                  670,000          5,025               670,000             5,025
                                                                          ---------------                         ---------------


                                                       -21-



CONNECTICUT - 0.7%
Connecticut Health & Edl. Facs. (Sheriden                700,000          743,939             700,000             743,939
Woods Ctr.), Taxable RB
Connecticut HFA, Taxable Hsg. Mtge.                      700,000          683,529             700,000             683,529
Program, Ser. G
Connecticut HFA, Taxable Hsg. Mtge,                      75,000           75,350              75,000              75,350
program, Ser. H
                                                                          ---------------                         ---------------
                                                                          1,502,818                               1,502,818
                                                                          ---------------                         ---------------

FLORIDA - 0.1%
Polk Cnty., FL, HFA REMIC Collateralized                                  --------------                          --------------
Mtge. Bds., Ser. 1, CL 2-A                               286,540          292,253             286,540             292,253
                                                                          --------------                          --------------

GEORGIA - 0.5%
Camden Cnty., GA, JT Dev. Auth., Taxable                                  --------------                          --------------
RB                                                       1,000,000        998,210             1,000,000           998,210
                                                                          --------------                          --------------

ILLINOIS - 0.3%
Illinois HFA RB, Ser. C, (MBIA)                          215,000          215,851             215,000             215,851
Illinois Hsg. Dev. Auth., Taxable Multifam.              385,000          395,276             385,000             395,276
Program, Ser. 8
                                                                          ------------                            ------------
                                                                          611,127                                 611,127
                                                                          ------------                            ------------

LOUISIANA - 0.0%
Louisiana Agriculture Fin. Auth., Ser.                   100,000          750                 100,000             750
'86A++
Louisiana Hsg. Fin. Agy., Taxable Home                   100,000          750                 100,000             750
Mtge., Ser. 86A++
                                                                          -----------                             -----------
                                                                          1,500                                   1,500
                                                                          -----------                             -----------

MARYLAND - 0.1%
Mayor and city Council of Baltimore, Econ.               190,000          195,812             190,000             195,812
Dev. Taxable Lease RB Ser. '92
Mayor and City Council of Baltimore, Econ.               50,000           52,879              50,000              52,879
Dev. Taxable Lease RB Ser. '92


                                                       -22-


                                                                          ------------                            ------------
                                                                          248,691                                 248,691
                                                                          ------------                            ------------

NEBRASKA - 0.0%
Nebraska Invst. Fin. Auth., Agriculture RB,                               -------------                           -----------
Ser. A, Gtd.                                             20,000           150                 20,000              150
                                                                          -------------                           -----------

NEW JERSEY - 0.2%                                                         ------------                            -------------
New Jersey EDA, Taxable RB                               2,500,000        536,550             2,500,000           536,550
                                                                          ------------                            ------------

NEW YORK - 0.2%
New York St. HFA Rev. Multifamily Mtge.                                   -------------                           ---------------
Ser. B, Sonyma Prg. Insurance                            440,000          464,376             440,000             464,376
                                                                          -------------                           ---------------

OKLAHOMA - 0.1%                                                           -------------                           -------------
Oklahoma City, OK, Airport Trust Taxable RB              250,000          250,183             250,000             250,183
                                                                          -------------                           -------------

PENNSYLVANIA - 0.1%
Harrisburg, PA, G.O. Capital Appreciation                620,000          232,829             620,000             232,829
Bds.
York, PA, G.O. Capital Appreciation Bds.,                315,000          87,768              315,000             87,768
Ser. A
                                                                          -------------                           -------------
                                                                          320,597                                 320,597
                                                                          -------------                           -------------

TENNESSEE - 0.0%
Memphis, TN Hlth. Ed. & Hsg. Fac. Brd.,                                   -----------                             ----------
Multifamily Hsg. Rev. Securitized, Ser.                  675,480          5,066               675,480             5,066
'86A+                                                                     -----------                             ----------

TEXAS - 0.3%
El Paso Hsg. Fin. Corp., Multifamily Res. Loan           195,000          1,463               195,000             1,463
Program, Securitized MFHRB, Ser. '86A++
Lancaster, TX, Combined Tax & Golf Course                165,000          165,508             165,000             165,508
Park RB, Ser. B, Certificates of Obl., (MBIA)
The Southeast TX Hsg. Fin. Corp. Securitized             807,000          6,053               807,000             6,053
MFHRB Ser. '86A+
Texas, Dept. Hsg. & Comm. Taxable Mtge.                  450,000          461,515             450,000             461,515
RRB, Jr. Lien, Ser. B


                                                       -23-


Galveston Cnty., TX, Wtr. Auth., Canal Sys.              85,000           85,010              85,000              85,010
Contract Wtr. RB, (AMBAC)
                                                                          ------------                            ------------
                                                                          719,549                                 719,549
                                                                          ------------                            ------------

UTAH - 0.1%
Utah HFA, Taxable RHA Cmnty. Services,                                    ------------                            ------------
Ser. B                                                   275,000          276,996             275,000             276,996
                                                                          ------------                            ------------

                                                                          ---------------                         ---------------
                                                                          7,425,716                               7,425,716
TOTAL MUNICIPAL OBLIGATIONS                                               ---------------                         ---------------

COLLATERALIZED MORTGAGE
OBLIGATIONS - 6.4% (B)
Bear Stearns Comml. Mtge. Securities, Inc.,                                                   750,000             757,500
Ser. 1999-WF2 Class A2
Chase Comml. Mtge. Securities Corp., Ser.                                                     500,000             518,048
1997-1 Class B
Criimi Mae Finl. Corp., Ser. 1 Class A                                                        782,861             782,861
DLJ Comml. Mtg. Corp., Ser. 1999-CG1                                                          3,000,000           2,880,937
Class A3
         Ser. 1999-CG2 Class A2                                                               2,000,000           2,047,500
FNMA, Ser. 1993-248, Class SA, (d)                                                            1,000,000           853,240
Independent Natl. Mtge. Corp., Ser. 1997-A,                                                   1,920,377           1,742,743
Class A, (a)
Morgan Stanley Capital I, Inc., Ser. 1997-C1                                                  700,000             724,209
Class B
Morgan Stanley Capital I, Inc., Ser. 1998-                                                    650,000             652,740
HF2 Class B
PNC Mtge. Securities Corp., Ser. 1997-4                                                       432,573             436,122
Class 2PP1
Residental Funding Mtge. Securities I, Inc.,                                                  1,171,130           1,091,452
Ser. 1999-S2 Class M1
Resolution Trust Corp., Ser. 1992-3 Class A2                                                  759,879             757,641
Resolution Trust Corp., Ser. 1992-3 Class A3                                                  613,925             612,123
Resolution Trust Corp., Ser. 1995-1 Class                                                     460,751             461,081
A2C
                                                                                                                  -----------------
TOTAL COLLATERALIZED MORTGAGE                                                                                     14,318,197
OBLIGATIONS                                                                                                       -----------------

MORTGAGE-BACKED SECURITIES - 4.7%


                                                       -24-


FNMA                                                                                          9,287,638           8,966,374
FNMA                                                                                          1,469,486           1,458,465
                                                                                                                  -----------------
TOTAL MORTGAGE-BACKED SECURITIES                                                                                  10,424,839
                                                                                                                  -----------------

U.S. AGENCY OBLIGATIONS - 2.9%
FHLB                                                                                          1,000,000           952,810
FHLB                                                     2,000,000        1,853,180           2,000,000           1,853,180
FHLMC                                                    2,000,000        1,853,400           2,000,000           1,853,400
FHLMC                                                                                         750,000             756,795
FHLMC, Class 1567 A                                      166,558          151,343             166,558             151,343
FHLMC, REMIC, Class 1668 F                               293,852          304,182             293,852             304,182
FNMA                                                                                          500,000             484,530
                                                                          ----------------                        ---------------
TOTAL U.S. AGENCY OBLIGATIONS                                             4,162,105                               6,356,240
                                                                          ----------------                        ---------------

U.S. TREASURY OBLIGATIONS - 7.2%
U.S. Treasury Notes                                                                           11,210,000          10,293,919
U.S. Treasury STRIPs, (Eff. Yield 9.30%)(C)                                                   9,650,000           5,659,918
                                                                                                                  -----------------
TOTAL U.S. TREASURY OBLIGATIONS                                                                                   15,953,837
                                                                                                                  -----------------

YANKEE OBLIGATIONS - 6.7%
Bayerische Landesbank Girozen, New York,                                                      675,000             650,592
Sr. Notes, Ser. D
Great Central Mines Ltd., Sr. Notes                                                           250,000             236,875
Imax Corp., Sr. Notes                                                                         250,000             235,000
Manitoba Province, Canada, Notes                                                              2,000,000           2,088,700
Nippon Telegraph and Telephone Corp., Notes                                                   2,000,000           1,909,780
Oslo Seismic Services, Inc., 1st Pfd. Mtge.                                                   691,909             717,648
Notes
Petroleum GEO Svcs., Notes                                                                    1,000,000           997,760
Rogers Cablesystems Ltd., Notes                                                               500,000             523,750
Svenska Handelsbanken, Sub. Notes                                                             1,000,000           1,068,630
TXU Eastern Funding Co.                                                                       1,500,000           1,425,244
Westpac Banking Corp., Sub. Deb.                                                              700,000             736,526
Yorkshire Pwr. Fin. Ltd., Gtd. Sr. Notes                                                      2,000,000           1,898,480
YPF Sociedad Anonima, Sr. Notes                                                               2,000,000           1,933,420
Gulf Canada Resources Ltd., Sr. Notes                                                         500,000             486,855
                                                                                                                  ------------------
TOTAL YANKEE OBLIGATIONS                                                                                          14,909,260
                                                                                                                  ------------------


                                                       -25-



FOREIGN BOND - (NON-US DOLLAR
DENOMINATED) - 2.7%
Nykredit                                                                                      35,995,000          4,758,774
                                                                                              dkk
Realkredit Danmark, Debs.                                                                     88,000              10,908
                                                                                              9,500,000           1,255,304
                                                                                              dkk
TOTAL FOREIGN BOND - (NON-US DOLLAR                                                                               ---------------
DENOMINATED)                                                                                                      6,024,986
                                                                                                                  ---------------

EQUITIES - 0.1%
COMMON STOCK - 0.05%
Crown Packaging Enterprises Ltd.*                        260,252          2,604               260,252             2,604
Canyon Resources Corp.*                                  135,951          21,243              135,951             21,243
Nextel Communications Inc., Class A*                     1,161            58,305              1,161               58,305
                                                                          -----------                             ------------
                                                                          82,152                                  82,152
                                                                          -----------                             ------------

PREFERRED STOCK - 0.0%
Westmoreland Coal Co., Dep. Shares Conv.                                  ------------                            ------------
Pfd., Ser. A++                                           788              14,382              788                 14,382
                                                                          ------------                            ------------

WARRANTS - 0.05%
Empire Gas Corp.                                         869              261                 869                 261
Spanish Broadcasting Systems Inc.                        101              60,600              101                 60,600
Primus Telecommunications                                500              10,000              500                 10,000
                                                                          ------------                            -----------
                                                                          70,861                                  70,861
                                                                          ------------                            -----------

                                                                          -------------                           -------------
TOTAL EQUITIES                                                            167,395                                 167,395
                                                                          -------------                           -------------

MUTUAL FUND SHARES - 1.9%
                                                                                                                  ----------------
Navigator Prime Portfolio (g)                                                                 4,120,580           4,120,580
                                                                                                                  ----------------

REPURCHASE AGREEMENT -3.3%


                                                       -26-


Evergreen Joint Repurchase Agreement,                                                         7,010,000           7,010,000
5.00% dated 6/30/1999 due 7/1/1999
maturity value $7,010,974 (cost
$7,010,000), (e)
SSBT Repurchase Agreement, 4.85% dated                   378,000          378,000             378,000             378,000
06/30/99 due 7/1/1999 maturity value
$378,051 (cost $378,000), (e)
                                                                          -------------                           ---------------
TOTAL REPURCHASE AGREEMENTS                                               378,000                                 7,388,000
                                                                          -------------                           ---------------

TOTAL INVESTMENTS (cost $189,000,576,                                     43,746,106          102.5%              228,201,992
$49,631,189 and $238,631,765
respectively)
OTHER ASSETS AND LIABILITIES - NET                                        598,373             -2.5%               (5,559,152)
                                                                          ------------------  ------------------  ------------------
NET ASSETS                                                                44,344,479          100.0%              222,642,840
                                                                          -----------------   ------------        ------------------
                                                                          -----------------   ------------        ------------------



Evergreen Intermediate Term Bond Fund
Notes to Pro Forma Combining Financial Statements (Unaudited)
June 30, 1999

1. Basis of Combination - The Pro Forma Combining Statement of Assets and Liabilities, including the Pro Forma Schedule of Investments and the related Pro Forma Combining Statement of Operations ("Pro Forma Statements"), reflect the accounts of Evergreen Intermediate Term Bond Fund ("Evergreen Intermediate Bond Fund") and Davis Intermediate Investment Grade Bond Fund ("Davis Investment Grade Fund") at June 30, 1999 and for the respective periods then ended.

         The Pro Forma Statements give effect to the proposed Agreement and Plan of Reorganization (the "Reorganization") to be submitted to shareholders of Davis Investment Grade Fund. The Reorganization provides for the acquisition of all assets and the identified liabilities of Davis Investment Grade Fund by Evergreen Intermediate Bond Fund, in exchange for Class A, Class B, Class C and Class Y shares of Evergreen Intermediate Bond Fund. Thereafter, there will be a distribution of Class A, Class B, Class C and Class Y shares of Evergreen Intermediate Bond Fund to the Class A, Class B, Class C and Class Y shareholders of Davis Investment Grade Fund in liquidation and subsequent termination thereof. As a result of the Reorganization, the Class A, Class B, Class C and Class Y shareholders of Davis Investment Grade Fund will become the owners of that number of full and fractional Class A, Class B, Class C and Class Y shares, respectively of Evergreen Intermediate Bond Fund having an aggregate net asset value equal to the aggregate net asset value of their shares of Davis Investment Grade Fund as of the close of business immediately prior to the date that Davis Investment Grade Fund Class A, Class B, Class C and Class Y net assets are exchanged for Class A, Class B, Class C and Class Y shares of Evergreen Intermediate Bond Fund.

         The Pro Forma Statements reflect the expenses of each Fund in carrying out its obligations under the Reorganization as though the merger occurred at the beginning of the respective periods presented.

         The information contained herein is based on the experience of each Fund for the respective periods then ended and is designed to permit shareholders of the consolidating mutual funds to evaluate the financial effect of the proposed Reorganization. The expenses of Davis Investment Grade Fund in connection with the Reorganization (including the cost of any proxy soliciting agents) will be borne by Davis Selected Advisors, LP. It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of Evergreen Intermediate Bond Fund.

         The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund incorporated by reference in the Statement of Additional Information.

2. Shares of Beneficial Interest - The Pro Forma net asset values per share assume the issuance of Class A, Class B, Class C and Class Y shares of Evergreen Intermediate Bond Fund which would have been issued at June 30, 1999 in connection with the proposed Reorganization. Class A, Class B, Class C and Class Y shareholders of Davis Investment Grade Fund would receive Class A, Class B, Class C and Class Y shares of Evergreen Intermediate Bond Fund based on conversion ratios determined on June 30, 1999. The conversion ratios are calculated by dividing the Class A, Class B, Class C and Class Y net asset value of Davis Investment Grade Fund by the net asset value per share of Class A, Class B, Class C and Class Y of Evergreen Intermediate Bond Fund.

3. Pro Forma Operations - The Pro Forma Combining Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Pro Forma operating expenses include the actual expenses of the Funds adjusted to reflect the expected expenses of the combined entity. The combined pro forma expenses were calculated by determining the expense rates based on the combined average net assets of the two funds and applying those rates to the average net assets of the Evergreen Intermediate Bond Fund for the twelve months ended June 30, 1999 and to the average net assets of the Davis Investment Grade Fund for the twelve months ended June 30, 1999. The adjustments reflect those amounts needed to adjust the combined expenses to these rates.

(a) Securities that may be sold to qualified institutional buyers under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(b) The estimated maturity of a Collateralized Mortgage Obligation or Asset Backed Security is based on current and projected prepayment rates.
         Changes in interest rates can cause the estimated maturity to differ from the listed dates.

(c) Effective yield (calculated at the time of purchase) is the yield at which the bond accretes on an annual basis until maturity date.

(d)      Inverse floater, resets monthly.

(e) The repurchase agreements are fully collateralized by U.S. Treasury and/or federal agency obligations based on market prices plus accrued interest at June 30, 1999.

(f) All or a portion of htis security is on loan.

(g) Represents investment of cash collateral received for securities on loan.

(h)      Restricted or illiquid securities.

+        These securities are in default but have made partial payments.
++ These securities are in default and are not currently paying interest or dividends. These securities amount to $427,647 or 0.19% of the Fund's combined net assets as of June 30, 1999.
*        Non-Income producing security.

Summary of Abbreviations

DKK         Danish Krone
EUR         Euro Dollar
FHLB        Federal Home Loan Bank
FHLMC       Federal Home Loan Mortgage Corporation
FNMA        Federal National Mortgage Association
MTN         Medium Term Note
REMIC       Real Estate Mortgage Investment Conduit
STRIPs      Separate Trading of Registered Interest and Principal Securities

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Forward Foreign Currency Exchange Contracts to Sell:




                         Contracts to            U.S. Value at           In Exchange for          Unrealized
Exchange Date            Deliver                 June 30, 1999           U.S. $                   Appreciation
-----------------------  ----------------------- ----------------------- -----------------------  ------------------

7/20/99                  6,103,000 EUR           $6,300,391              $6,543,331               $242,940


                          EVERGREEN FIXED INCOME TRUST

                                     PART C

                                OTHER INFORMATION


Item 15.          Indemnification.

         The response to this item is incorporated by reference to "Liability and Indemnification of Trustees" under the caption "Comparative Information on Shareholders' Rights" in Part A of this Registration Statement.

Item 16.          Exhibits:

1. Declaration of Trust. Incorporated by reference to Evergreen Fixed Income Trust's Registration Statement on Form
N-1A filed on December 12, 1997 Registration No. 333-37433 ("Form
N-1A Registration Statement")

2.              Bylaws.  Incorporated by reference to the Form N-1A
Registration Statement.

3.              Not applicable.

4. Agreement and Plan of Reorganization. Exhibit A to Prospectus contained in Part A of this Registration Statement.

5. Declaration of Trust of Evergreen Fixed Income Trust Articles II., III.6(c), IV.(3), IV.(8), V., VI., VII., and VIII and By-Laws Articles II., III. and VIII.

6. Form of Investment Advisory Agreement between Evergreen Investment Management Company and Evergreen Fixed Income Trust.
Incorporated by reference to the Form N-1A Registration
Statement.

7(a).           Principal Underwriting Agreements between Evergreen
Fixed Income Trust and Evergreen Distributor, Inc. Incorporated by reference to the Form N-1A Registration Statement.

7(b).  Form of Dealer  Agreement for Class A, Class B and Class C shares used by
Evergreen  Distributor,   Inc.  Incorporated  by  reference  to  the  Form  N-1A
Registration Statement.

8. Form of Deferred Compensation Plan. Incorporated by reference to the Form N-1A Registration Statement.

9. Form of Custody Agreement between State Street Bank and Trust Company and Evergreen Fixed Income Trust. Incorporated by reference to Form N-1A Registration Statement.

10(a).          Rule 12b-1 Distribution Plans.  Incorporated by
reference to the Form N-1A Registration Statement.

10(b).          Multiple Class Plan.  Incorporated by reference to the
Form N-1A Registration Statement.


11.             Opinion and consent of Sullivan & Worcester LLP.
         Previously filed.

12.             Tax opinion and consent of KPMG LLP.
          Filed herewith.


13.             Not applicable.


14(a).          Consent of KPMG LLP (with respect to Evergreen
Intermediate Term Bond Fund).                 Previously filed.

14(b).          Consent of KPMG LLP (with respect to Davis Intermediate
Investment Grade Bond Fund).                 Previously filed.


15.             Not applicable.

16. Powers of Attorney. Incorporated by reference to the Form N-1A Registration Statement.

17.             Form of Proxy Card.  Filed herewith.


Item 17.          Undertakings.

         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post- effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                        SIGNATURES


         As required by the Securities Act of 1933, this Post- Effective Amendment No. 1 to the Registration Statement has been signed on behalf of the Registrant, in the City of New York and State of New York, on the 27th day of January, 2000.


                             EVERGREEN FIXED INCOME TRUST

                             By:      /s/Anthony J. Fischer
                                      -----------------------
                                      Name: Anthony J. Fischer
                                        Title: President


         As required by the Securities Act of 1933, the following persons have signed this Post-Effective Amendment No. 1 to the Registration Statement in the capacities indicated on the 27th day of January, 2000.


Signatures                                                    Title
----------                                                    -----

/s/Anthony J. Fischer                                         President and
-------------------                                           Treasurer
Anthony J. Fischer

/s/Laurence B. Ashkin*                                        Trustee
---------------------
Laurence B. Ashkin

/s/Charles A. Austin III*                                     Trustee
-------------------------
Charles A. Austin III

/s/K. Dun Gifford*                                            Trustee
-----------------
K. Dun Gifford


/s/Leroy Keith, Jr.*                                          Trustee
-------------------
Leroy Keith, Jr.

/s/Gerald M. McDonnell*                                       Trustee

----------------------
Gerald M. McDonnell

/s/Thomas L. McVerry*                                         Trustee
--------------------
Thomas L. McVerry

/s/William Walt Pettit*                                       Trustee
---------------------
William Walt Pettit

/s/David M. Richardson*                                       Trustee
----------------------
David M. Richardson

/s/Russell A. Salton III*                                     Trustee
-------------------------
Russell A. Salton III

/s/Michael S. Scofield*                                       Trustee
----------------------
Michael S. Scofield

/s/Richard J. Shima*                                          Trustee
-------------------
Richard J. Shima


/s/Arnold H. Dreyfuss                                         Trustee
---------------------

Arnold H. Dreyfuss


/s/Louis W. Moelchert, Jr.                                    Trustee
--------------------------
Louis W. Moelchert, Jr.


-----------------------                                       Trustee

Richard Wagner



* By:             /s/Catherine E. Foley

                  -------------------
                  Attorney-in-Fact


                 Catherine E.       Foley, by signing her name
hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons and included as Exhibit 16 to this Registration Statement.